WILLIAM J. EVERS
                                                      Vice President and Counsel
[AXA EQUITABLE LOGO]                                              (212) 314-5027
                                                             Fax: (212) 314-3959

VIA EDGAR

                                                                  March 12, 2008

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

     Re:  AXA Equitable Life Insurance Company
          Separate Account A
          File Nos. 333-146143 and 811-01705
          CIK 0001015570

                           CERTIFICATION PURSUANT TO
                               RULE 497(c) OF THE
                             SECURITIES ACT OF 1933

Ladies and Gentlemen:

      Transmitted for filing pursuant to paragraph (c) of Rule 497 under the Securities Act of 1933, as amended, are the EDGARIZED versions of the form of prospectus and statement of additional information, both dated March 17, 2008, respectively.


                                        Very truly yours,

                                        /s/ William J. Evers
                                        ------------------------
                                            William J. Evers


                      AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104

                                                                          497(c)
                                                                      333-146143

Crossings


A variable deferred annuity contract

PROSPECTUS DATED MARCH 17, 2008

Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. You should read the prospectuses for the Trust, which contain important information about the portfolios.


--------------------------------------------------------------------------------



WHAT IS THE CROSSINGS ANNUITY?


Crossings is a deferred annuity contract with an income feature issued by AXA Equitable Life Insurance Company. It provides for the accumulation of retirement savings and for guaranteed payments from those savings. It also offers a number of annuitization options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options ("investment options"). This contract may not currently be available in all states. Certain features and benefits described in this Prospectus may vary or not be available in all contracts or in all states. Please see Appendix II later in this Prospectus for more information on state variations of certain features and benefits.


--------------------------------------------------------------------------------
 Variable investment options
--------------------------------------------------------------------------------
o Crossings Conservative Allocation        o Crossings Moderate-Plus Allocation
o Crossings Conservative-Plus Allocation   o Crossings Aggressive Allocation
o Crossings Moderate Allocation
--------------------------------------------------------------------------------


You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of Separate Account A. Each variable investment option, in turn, invests in a corresponding securities portfolio ("portfolio") of the EQ Advisors Trust (the "Trust"). Your investment results in a variable investment option will depend on the investment performance of the related portfolio.

TYPES OF CONTRACTS. We offer the contracts for use as a traditional IRA or Roth IRA, in both cases, Rollover only.

A contribution of at least $25,000 is required to purchase a Crossings contract.


A registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated March 17, 2008, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 4704, Syracuse, NY, 13221-4704 or calling 1-877-999-7384. The SAI has been incorporated by reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at http://www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.




The SEC has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The contracts are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

                                                                          X01799

Contents of this Prospectus


--------------------------------------------------------------------------------
CROSSINGS
--------------------------------------------------------------------------------
Index of key words and phrases                                               4
Who is AXA Equitable?                                                        5
How to reach us                                                              6
Crossings at a glance -- key features                                        8

--------------------------------------------------------------------------------
FEE TABLE                                                                   10
--------------------------------------------------------------------------------
Examples                                                                    12
Condensed financial information                                             14



--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                           15
--------------------------------------------------------------------------------
How you can purchase and contribute to your contract                        15
Owner and annuitant requirements                                            17
How you can make your contributions                                         17
What are your investment options under the contract?                        17
Portfolios of the Trust                                                     18
Allocating your contributions                                               19

Lifetime Income Benefit                                                     19

Your right to cancel within a certain number of days                        21



--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                        22
--------------------------------------------------------------------------------
Your account value and cash value                                           22
Your contract's value in the variable investment options                    22
Insufficient account value                                                  22



--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         23
--------------------------------------------------------------------------------
Transferring your account value                                             23
Disruptive transfer activity                                                23


----------------------
"We," "our," and "us" refer to AXA Equitable. When we use the word "contract" it also includes certificates that are issued under group contracts in some states.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

2  Contents of this Prospectus

--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     25
--------------------------------------------------------------------------------
Withdrawing your account value                                              25
How withdrawals are taken from your account value                           26

How withdrawals affect the Lifetime Income Benefit                          26

Surrendering your contract to receive its cash value                        26
When to expect payments                                                     26
Your annuitization options                                                  26



--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     29
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                          29
Charges that the Trust deducts                                              30
Group or sponsored arrangements                                             30
Other distribution arrangements                                             31



--------------------------------------------------------------------------------
6. EFFECT OF DEATH                                                          32
--------------------------------------------------------------------------------
Your beneficiary and payment of any remaining account value                 32



--------------------------------------------------------------------------------
7. TAX INFORMATION                                                          33
--------------------------------------------------------------------------------
Overview                                                                    33
Buying a contract to fund a retirement arrangement                          33
Transfers among investment options                                          33
Individual retirement arrangements (IRAs)                                   33
Federal and state income tax withholding and
     information reporting                                                  39
Impact of taxes to AXA Equitable                                            40



--------------------------------------------------------------------------------
8. MORE INFORMATION                                                         41
--------------------------------------------------------------------------------
About Separate Account A                                                    41
About EQ Advisors Trust                                                     41
About the general account                                                   41
About other methods of payment                                              41
Dates and prices at which contract events occur                             42
About your voting rights                                                    42
About legal proceedings                                                     43
Financial statements                                                        43
Transfers of ownership, collateral assignments, loans
     and borrowing                                                          43
Distribution of the contracts                                               43

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
  I -- Hypothetical illustrations                                          A-1
 II -- State contract variations of certain
          features and benefits                                            B-1

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                  Contents of this Prospectus  3

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.



                                                                Page
   6% deferral bonus                                              20
   account value                                                  22
   annuitant                                                      15
   annuitization options                                          26
   annuity purchase factors                                       27
   Automatic RMD service                                          25
   beneficiary                                                    32
   business day                                                   42
   cash value                                                     22
   charges for state premium and other applicable taxes           30
   contract date                                                   9
   contract date anniversary                                       9
   contract maturity date                                         27
   contract year                                                   9
   contributions to Roth IRAs                                     37
      rollovers and transfers                                     37
      conversion contributions                                    38
   contributions to traditional IRAs                              34
      rollovers and transfers                                     34
   Crossings Allocation Portfolios                                 8
   Lifetime Income Benefit                                        19
   Lifetime Income Benefit charge                                 29
   disability, terminal illness or confinement to nursing home    30
   disruptive transfer activity                                   23
   EQAccess                                                        6
   EQ Advisors Trust                                              41
   Excess withdrawal                                              19
   free look                                                      21
   free withdrawal amount                                         30
   general account                                                41
   Guaranteed annual payment                                       8
   IRA                                                         cover
   IRS                                                            33
   Income base                                                    19
   investment options                                          cover
   Joint life                                                      8
   lifetime required minimum distribution withdrawals             25
   market timing                                                  23
   Mortality and expense risks charge                             29
   partial withdrawals                                            25
   portfolio                                                   cover
   processing office                                               6
   Rollover IRA                                                cover
   Roth IRA                                                    cover
   SAI                                                         cover
   SEC                                                         cover
   Separate Account A                                             41
   Single life                                                     8
   TOPS                                                            6
   traditional IRA                                             cover
   trust                                                          23
   unit                                                           22
   variable investment options                                 cover
   wire transmittals and electronic applications                  41
   withdrawal charge                                              29



To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. One of our Corporate Retirement Support Representatives can provide further explanation about your contract.




--------------------------------------------------------------------------------
 Prospectus                   Contract or Supplemental Materials
--------------------------------------------------------------------------------
variable investment options   Investment Funds
account value                 Annuity Account Value
unit                          Accumulation Unit
--------------------------------------------------------------------------------

4 Index of key words and phrases

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings Inc. and AXA Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $795 billion in assets as of December 31, 2006. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


                                                        Who is AXA Equitable?  5

HOW TO REACH US

You may communicate with our processing office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.


--------------------------------------------------------------------------------
 FOR NEW BUSINESS APPLICATIONS WITH CHECKS AND ADDI-
 TIONAL CONTRIBUTIONS SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------

AXA Equitable
Crossings
New Business Lockbox
P.O. Box 13823
Newark, NJ 07188-0823



--------------------------------------------------------------------------------
 FOR NEW BUSINESS APPLICATIONS WITH CHECKS AND ADDI-
 TIONAL CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
AXA Equitable

Crossings
JP Morgan Chase
NY Remit One Lockbox 13823
4 Chase Metrotech Center (7th Floor)
Brooklyn, NY 11245-0001



--------------------------------------------------------------------------------
 FOR NEW BUSINESS APPLICATIONS WITHOUT CHECKS AND ALL
 OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS,
 WITHDRAWALS, OR REQUIRED NOTICES) SENT BY
 REGULAR MAIL:
--------------------------------------------------------------------------------
AXA Equitable
Crossings
P.O. Box 4704
Syracuse, NY 13221-4704




--------------------------------------------------------------------------------
 FOR NEW BUSINESS APPLICATIONS WITHOUT CHECKS AND ALL
 OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS,
 WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS
 DELIVERY:
--------------------------------------------------------------------------------

AXA Equitable
Crossings
Suite 1000
Madison Street
Syracuse, NY 13202

--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:
--------------------------------------------------------------------------------

o written confirmation of financial transactions;

o statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and


o annual statement of your contract values as of the close of the contract year.


--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
 EQACCESS SYSTEMS:
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. EQAccess is designed to provide this information through the Internet. You can obtain information on:

o your current account value;

o your current allocation percentages;

o the number of units you have in the variable investment options;

o the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the investment options;

o elect to receive certain contract statements electronically (not available through TOPS);

o change your address (not available through TOPS);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your EQAccess password (through EQAccess only); and

o access Frequently Asked Questions and Service Forms (not available through
  TOPS).


TOPS and our website, www.axa-equitable.com/crossings, are normally available seven-days-a-week, 24 hours-a-day. You may use TOPS by calling toll free 1-877-999-7384. You can access your account using our website, www.axa-equitable.com/crossings. Of course, for reasons beyond our control, these services may sometimes be unavailable.


We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.


We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).



6  Who is AXA Equitable?

--------------------------------------------------------------------------------
 CORPORATE RETIREMENT SUPPORT GROUP REPRESENTATIVE:
--------------------------------------------------------------------------------


You may also use our toll-free number (1-877-999-7384) to speak with one of our Corporate Retirement Support Group representatives. Our representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.



WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) tax withholding elections;

(2) direct transfers;

(3) death claims;

(4) enrollment in either our Maximum payment plan or Customized payment plan withdrawal options; and

(5) partial withdrawal requests.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1) address changes;

(2) beneficiary changes;

(3) transfers between investment options; and

(4) contract surrender.

To cancel or change the date annuity payments are to begin, we require written notification generally at least seven calendar days before the next scheduled transaction.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The owner must sign all forms, notices and requests.

                                                        Who is AXA Equitable?  7

Crossings at a glance -- key features

--------------------------------------------------------------------------------

Crossings benefit        The Crossings benefit guarantees that
                         you can take lifetime payments of up to
                         a maximum amount each
                         contract year (your "Guaranteed annual
                         payment") starting when you reach age
                         591/2. Your Guaranteed annual
                         payment amount is equal to 5% of your
                         "Income base." Your Income base can
                         increase as a result of a 6%
                         deferral bonus. See "Your Income base"
                         in "Contract features and benefits"
                         later in this Prospectus.

                         Payments are taken from your account
                         value and continue during your lifetime
                         even if your account value falls to zero
                         (unless it is caused by an Excess
                         withdrawal). If your contract is based
                         on your life only (you did not name a
                         successor owner) ("Single life"),
                         payments will continue for your life. If
                         your contract is based on joint lives
                         (you named your spouse as successor
                         owner at contract issue) ("Joint life"),
                         payments will continue for the lives of
                         both you and your spouse. See "Lifetime
                         Income Benefit" in "Contract features
                         and benefits" later in this Prospectus.
--------------------------------------------------------------------------------
Contribution amounts       o Initial minimum:      $ 25,000
                           o Additional minimum:   $  1,000*
                         -------------------------------------------------------
                         Maximum contribution limitations may
                         apply. In general, contributions are
                         limited to $1.5 million under all
                         Crossings contracts with the same owner.
                         We reserve the right to limit aggregate
                         contributions made after the
                         first contract year to 150% of
                         first-year contributions.

                         * For all Crossings contracts, ongoing
                         or regular contributions are not
                         permitted. Only eligible rollover
                         contributions or direct transfer
                         contributions are permitted.
--------------------------------------------------------------------------------
Professional investment  The variable investment options (the
management               "Crossings Allocation Portfolios")
                         invest in different portfolios
                         sub-advised by professional investment
                         advisers.
--------------------------------------------------------------------------------
Tax considerations       o No tax on earnings inside the contract
                           until you make withdrawals from your
                           contract or receive annuity
                           payments.
                         -------------------------------------------------------
                         o No tax on transfers among investment
                           options inside the contract.
                         -------------------------------------------------------
                         You should be aware that these
                         traditional or Roth individual
                         retirement annuity contracts do not
                         provide tax deferral benefits beyond
                         those already provided by the Internal
                         Revenue Code for IRAs or Roth IRAs.
                         Before purchasing one of these
                         contracts, you should consider whether
                         its features and benefits beyond tax
                         deferral meet your needs and goals. You
                         may also want to consider the relative
                         features, benefits and costs of these
                         annuities compared with any other
                         investment that you may use in
                         connection with your retirement plan or
                         arrangement.
--------------------------------------------------------------------------------
Access to your money     o Partial withdrawals
                         o Maximum payment plan
                         o Customized payment plan
                         o Contract surrender
                         You may incur a withdrawal charge for
                         certain withdrawals or if you surrender
                         your contract. You may also incur
                         income tax and a tax penalty.
--------------------------------------------------------------------------------
Additional features      o Free transfers among the variable
                           investment options
                         o Waiver of withdrawal charge for
                           certain withdrawals, disability,
                           terminal illness, or confinement to
                           a nursing home
                         o Annuitization options
--------------------------------------------------------------------------------


8 Crossings at a glance -- key features

------------------------------------------------------------------------------------------------------------------------------------
Fees and charges   o Daily charges on your account value for mortality and expense risks charge and the Lifetime Income Benefit charge at an annual rate of:
                         Single Life:   1.10%
                         Joint Life:    1.25%

                   o No sales charge deducted at the time you make contributions. During the first three contract years following a contribution, a charge of 2% will be deducted from amounts that you withdraw that exceed your Guaranteed annual payment amount. There is no withdrawal charge in the fourth and later contract years following a contribution. Certain other exemptions may apply. See "Your Guaranteed annual payment" under "Lifetime
                     Income Benefit" in "Contract features and benefits" later in this Prospectus for information about how your
                     Guaranteed annual payment amount is calculated.
                     ------------------------------------------------------------
                     The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your
                     "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is
                     April 30.
                     ------------------------------------------------------------

                   o We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. This charge is generally deducted from the amount applied to an annuitization option.

                   o Annual expenses of the Trust portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. See "Fee table" later in this Prospectus for details.

Owner issue ages   o 45-85
------------------------------------------------------------------------------------------------------------------------------------

The above is not a complete description of all material provisions of the contract. In some cases, restrictions or exceptions apply. Also, all features of the contract are not necessarily available in your state or at certain ages. Please see Appendix II later in this Prospectus for more information on state availability and/or variations of certain features and benefits.


For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus provides a description of all material provisions of the contract. Please feel free to call us to speak with one of our Corporate Retirement Support Group representatives if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" later in this Prospectus for additional information.



OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Generally, these contracts are offered through both affiliated and unaffiliated selling broker-dealers. However, not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. You can contact us to find out more about the availability of any of the AXA Equitable annuity contracts.


You should work with one of our Corporate Retirement Support Representatives and your tax adviser to decide whether the Crossings contract is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.



                                         Crossings at a glance -- key features 9

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals or apply your cash value to certain payout options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.


----------------------------------------------------------------------------------------------------------------
Charges we deduct from your account value at the time you request certain transactions
----------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions with-
drawn (deducted if you surrender your contract or make certain
withdrawals or apply your cash value to certain payout options).(1)                        2.00%
----------------------------------------------------------------------------------------------------------------


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the portfo-
lio fees and expenses.
----------------------------------------------------------------------------------------------------------------
Charges we deduct from your variable investment options expressed as an annual percentage of daily net assets
----------------------------------------------------------------------------------------------------------------

SEPARATE ACCOUNT ANNUAL EXPENSES:


                                         Single life contracts     Joint life contracts

Mortality & Expense Risks Charge                0.60%                     0.60%

Lifetime Income Benefit Charge                  0.50%                     0.65%
                                                ----                      ----
Total Separate account annual expenses          1.10%                     1.25%
----------------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.

----------------------------------------------------------------------------------------------------------------
Portfolio operating expenses expressed as an annual percentage of daily net assets
----------------------------------------------------------------------------------------------------------------
Estimated Total Annual Portfolio Operating Expenses (expenses that are deducted   Lowest     Highest
from Portfolio assets, including management fees, 12b-1 fees, service fees, and   ----       ----
other expenses)(2)                                                                0.93%      1.06%



10 Fee table

Notes:

(1) Deducted upon a withdrawal of amounts in excess of your Guaranteed annual payment amount, if applicable:


         The withdrawal charge percentage we use is the same for all contract years in           Contract
         which it applies. For each contribution, we consider the contract year in which we      Year
         receive that contribution to be "Contract Year 1")                                      1.................2.00%
                                                                                                 2.................2.00%
                                                                                                 3.................2.00%
                                                                                                 4+................0.00%



(2) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts. See the prospectus for the underlying portfolios in the Trust for more information.


                                                                    Fee table 11

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated.

The examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The examples also assume maximum contract charges associated with a single life contract and a joint life contract and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. These examples should not be considered representations of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in these examples is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


12 Fee table

Single life

------------------------------------------------------------------------------------------------
                                            If you surrender your contract or annuitize with
                                                    period certain at the end of the
                                                         applicable time period
------------------------------------------------------------------------------------------------
                                             1 year      3 years       5 years       10 years
------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
------------------------------------------------------------------------------------------------
Crossings Conservative Allocation        $ 413.00     $ 858.00    $ 1,129.00     $ 2,429.00
Crossings Conservative-Plus Allocation   $ 416.00     $ 867.00    $ 1,145.00     $ 2,461.00
Crossings Moderate Allocation            $ 419.00     $ 877.00    $ 1,161.00     $ 2,493.00
Crossings Moderate-Plus Allocation       $ 423.00     $ 886.00    $ 1,176.00     $ 2,525.00
Crossings Aggressive Allocation          $ 427.00     $ 899.00    $ 1,198.00     $ 2,568.00
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                            If you do not surrender your contract or do not
                                                  annuitize with period certain at the
                                                   end of the applicable time period
------------------------------------------------------------------------------------------------
                                             1 year      3 years       5 years       10 years
------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
------------------------------------------------------------------------------------------------
Crossings Conservative Allocation        $ 213.00     $ 658.00    $ 1,129.00     $ 2,429.00
Crossings Conservative-Plus Allocation   $ 216.00     $ 667.00    $ 1,145.00     $ 2,461.00
Crossings Moderate Allocation            $ 219.00     $ 677.00    $ 1,161.00     $ 2,493.00
Crossings Moderate-Plus Allocation       $ 223.00     $ 686.00    $ 1,176.00     $ 2,525.00
Crossings Aggressive Allocation          $ 227.00     $ 699.00    $ 1,198.00     $ 2,568.00
------------------------------------------------------------------------------------------------

Joint life

------------------------------------------------------------------------------------------------
                                            If you surrender your contract or annuitize with
                                                    period certain at the end of the
                                                         applicable time period
------------------------------------------------------------------------------------------------
                                             1 year      3 years       5 years       10 years
------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
------------------------------------------------------------------------------------------------
Crossings Conservative Allocation        $ 429.00     $ 905.00    $ 1,208.00     $ 2,589.00
Crossings Conservative-Plus Allocation   $ 432.00     $ 915.00    $ 1,224.00     $ 2,621.00
Crossings Moderate Allocation            $ 435.00     $ 924.00    $ 1,240.00     $ 2,653.00
Crossings Moderate-Plus Allocation       $ 438.00     $ 934.00    $ 1,256.00     $ 2,685.00
Crossings Aggressive Allocation          $ 443.00     $ 947.00    $ 1,277.00     $ 2,727.00
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                            If you do not surrender your contract or do not
                                                  annuitize with period certain at the
                                                   end of the applicable time period
------------------------------------------------------------------------------------------------
                                             1 year      3 years       5 years       10 years
------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
------------------------------------------------------------------------------------------------
Crossings Conservative Allocation        $ 229.00     $ 705.00    $ 1,208.00     $ 2,589.00
Crossings Conservative-Plus Allocation   $ 232.00     $ 715.00    $ 1,224.00     $ 2,621.00
Crossings Moderate Allocation            $ 235.00     $ 724.00    $ 1,240.00     $ 2,653.00
Crossings Moderate-Plus Allocation       $ 238.00     $ 734.00    $ 1,256.00     $ 2,685.00
Crossings Aggressive Allocation          $ 243.00     $ 747.00    $ 1,277.00     $ 2,727.00
------------------------------------------------------------------------------------------------

For information on how your contract works under certain hypothetical circumstances, please see Appendix I at the end of this Prospectus.

                                                                    Fee table 13

CONDENSED FINANCIAL INFORMATION

Since this contract and its investment options will be offered for the first time as of the date of this Prospectus, there is no applicable condensed financial information as of December 31, 2006.


14 Fee table

1. Contract features and benefits

--------------------------------------------------------------------------------
HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call
"contributions." We require a minimum contribution amount of $25,000. The following table summarizes our rules regarding contributions to your contract. The owner and successor owner, (if any), must all meet the same issue age requirements.

We may refuse to accept any contribution if the sum of all contributions under all Crossings contracts with the same owner would then total more than $1,500,000. We reserve the right to limit aggregate contributions made after the first contract year to 150% of first-year contributions. We may also refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.

Additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal. Additional contribution rules are set forth in the chart below.

--------------------------------------------------------------------------------
The "owner" is the person who is the named owner in the contract and is the measuring life for determining contract benefits and the maturity date. The owner of the contract is also the "annuitant."
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 Available        Minimum
 Contract type   for issue ages   contributions
--------------------------------------------------------------------------------
Rollover IRA     45 through 85     o $25,000 (initial)
                                   o $1,000 (additional)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Contract type   Source of contributions          Limitations on contributions
--------------------------------------------------------------------------------
Rollover IRA     o Initial contribution must be   o For annuitants up to age 83
                   a rollover from a qualified      at contract issue, no addi-
                   plan.                            tional contributions may be
                 o Any subsequent contribu-         made after attainment of
                   tions must be rollovers or       age 84, or, if later, the
                   direct transfers only; regular   first contract date
                   IRA contributions are not        anniversary.
                   permitted.
                                                  o For annuitants age 84 or 85
                 o Rollover contributions may       at contract issue,
                   be any of eligible rollover      additional contributions may
                   distributions from qualified     be made up to one year from
                   plans, 403(b) plans and          contract issue.
                   governmental employer
                   457(b) plans or rollovers      o Contributions after age
                   from another traditional         701/2 must be net of
                   individual retirement            required minimum
                   arrangement.                     distributions.

                 o Direct custodian-to-
                   custodian transfers must be
                   from another traditional
                   individual retirement
                   arrangement.
--------------------------------------------------------------------------------

                                               Contract features and benefits 15

--------------------------------------------------------------------------------
                 Available        Minimum
 Contract type   for issue ages   contributions
--------------------------------------------------------------------------------
Roth IRA         45 through 85    o $25,000 (initial)
                                  o $1,000 (additional)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Contract type   Source of contributions          Limitations on contributions
--------------------------------------------------------------------------------
Roth IRA         o Initial contribution must      o For annuitants up to age 83
                   be a rollover from a desig-      at contract issue, no addi-
                   nated Roth account under         tional contributions may be
                   a 401(k) plan.                   made after attainment of
                                                    age 84, or, if later, the
                 o Any subsequent contribu-         first contract date
                   tions must be rollovers or       anniversary.
                   direct transfers only; regular
                   Roth IRA contributions are     o For annuitants age 84 or 85
                   not permitted.                   at contract issue,
                                                    additional contributions may
                 o Rollover contributions may       be made up to one year from
                   be made from:                    contract issue.
                   -- a designated Roth
                      account under a 401(k)
                      or 403(b) plan; or
                   -- from another Roth IRA;
                      or
                   -- Conversion rollovers
                      from a traditional IRA
                      or other eligible retire-
                      ment plan, when
                      permitted.

                 o Direct transfers must be
                   from another Roth IRA.
--------------------------------------------------------------------------------



See "Tax information" later in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract, see "Dates and prices at which contract events occur" in "More information" later in this Prospectus.



16 Contract features and benefits

OWNER AND ANNUITANT REQUIREMENTS

The owner and successor owner, (if any), must all meet the same issue age requirements. For all contracts the owner and successor owner must be age 45-85 at issue.

A successor owner may be named at contract issue only. The successor owner must be the owner's spouse. If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is made from the contract. After the first withdrawal, the successor owner can be dropped but cannot be replaced.

The owner and annuitant must be the same person.


See Appendix II later in this Prospectus for any state variations with regard to owner and annuitant requirements.



HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to a direct transfer. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

--------------------------------------------------------------------------------

Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."

--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options. Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields. Listed below are the currently available portfolios and their investment objectives.


                                              Contract features and benefits  17

PORTFOLIOS OF THE TRUST

The Crossings Allocation Portfolios offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the Crossings Allocation Portfolios by AXA Equitable. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the Crossing Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risk associated with certain guaranteed features. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of the EQ Advisors Trust. The chart below shows the currently available Portfolios and their investment objectives.


-------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                           Objective
-------------------------------------------------------------------------------------
Crossings Conservative Allocation        Seeks a high level of current income
-------------------------------------------------------------------------------------
Crossings Conservative-Plus Allocation   Seeks current income and growth of capital,
                                         with a greater emphasis on current income
-------------------------------------------------------------------------------------
Crossings Moderate Allocation            Seeks long-term capital appreciation and
                                         current income
-------------------------------------------------------------------------------------
Crossings Moderate-Plus Allocation       Seeks long-term capital appreciation and
                                         current income, with a greater emphasis on
                                         capital appreciation
-------------------------------------------------------------------------------------
Crossings Aggressive Allocation          Seeks long-term capital appreciation
-------------------------------------------------------------------------------------


You should consider the investment objective, risks, and charges and expenses of the portfolios carefully before investing. The prospectuses for the portfolios contain this and other important information about the portfolios. The prospectuses, which are attached to this Prospectus, should be read carefully before investing.


18 Contract features and benefits

ALLOCATING YOUR CONTRIBUTIONS


You may allocate your contributions to one or more, or all, of the variable investment options. Allocations must be in whole percentages and you may change your allocations at any time. The total of your allocations into all available investment options must equal 100%. Subsequent contributions are allocated according to your instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. Our Corporate Retirement Support Representatives are employees of AXA Equitable and are registered representatives of our affiliated broker-dealer, AXA Advisors, LLC. They are acting as broker-dealer registered representatives and are not authorized to act as investment advisors or to manage the allocations under your contract.



LIFETIME INCOME BENEFIT

The Lifetime Income Benefit guarantees that beginning at age 591/2, you can take lifetime withdrawals up to a maximum amount per year (your "Guaranteed annual payment"). You may elect one of our automated payment plans or you may take partial withdrawals. See "Accessing your money" later in this Prospectus. Although you may make withdrawals from your contract prior to reaching age 591/2, such a withdrawal can cause a significant reduction in both your Income base and your Guaranteed annual payment and therefore significantly reduce or eliminate the value of the Lifetime Income Benefit. Please see "Effect of Excess withdrawals," below.

You may buy this contract on a single life ("Single life") or a joint life ("Joint life") basis. There is no designated successor owner in a Single life contract and none may be added subsequent to contract issue. For Joint life contracts, you must designate your spouse as the successor owner at the time of contract issue. Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and successor owner.


The cost of the Lifetime Income Benefit will be deducted from your account value daily. Please see "Lifetime Income Benefit charge" in "Charges and expenses" later in this Prospectus for a description of the charge.


You should not purchase this contract if:


o you plan to take withdrawals before you reach age 591/2 or any other withdrawals in excess of your Guaranteed annual payment amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section); or


o You are interested in long-term accumulation rather than near-term current payments.

The Crossings contract makes provisions for you to take lifetime required minimum distributions ("RMDs") without losing the value of the Lifetime Income Benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.


YOUR INCOME BASE

At issue, your Income base is equal to your initial contribution and will increase or decrease, as follows:

o Your Income base increases by the dollar amount of any subsequent contributions.

o Your Income base may be increased on each contract date anniversary, as described below under "Annual step-up" and "6% deferral bonus."

o Your Income base is not reduced by withdrawals except any withdrawals before you reach age 591/2 or any other withdrawals that exceed your Guaranteed annual payment amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.


YOUR GUARANTEED ANNUAL PAYMENT

Your initial Guaranteed annual payment is equal to 5% of your Income base. For Single life contracts, you may begin taking your guaranteed annual payments when you reach age 591/2. For Joint life contracts, guaranteed annual payments may begin when the younger of the owner or successor owner reaches age 591/2.


We will recalculate the Guaranteed annual payment on each contract date anniversary and as of the date of any subsequent contribution or Excess withdrawal, as described below under "Effect of Excess withdrawals" and "Subsequent contributions." The payment amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual payments are not cumulative. If you withdraw less than the Guaranteed annual payment amount in any contract year, you may not add the remainder to your Guaranteed annual payment in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the Guaranteed annual payment. However, all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.


EFFECT OF EXCESS WITHDRAWALS


An Excess withdrawal is caused when: (i) you make a withdrawal prior to reaching age 591/2 or (ii) you withdraw more than your Guaranteed annual payment in any contract year.


Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual payment, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals. However, a withdrawal charge will only be applied to that amount that exceeds the Guaranteed annual payment.


                                              Contract features and benefits  19

An Excess withdrawal can cause a significant reduction in both your Income base and your Guaranteed annual payment. If you make an Excess withdrawal, we will recalculate your Income base and the Guaranteed annual payment, as follows:

     o The Income base is reset as of the date of the Excess with drawal to equal the lesser of: (i) the Income base immediately prior to the Excess withdrawal and (ii) the account value immediately following the Excess withdrawal

     o The Guaranteed annual payment is recalculated to equal the lesser of: (i) 5% of the reset Income base and (ii) the Guaranteed annual payment prior to the Excess withdrawal.

You should not purchase this contract if you plan to take withdrawals in excess of your Guaranteed annual payment as such withdrawals significantly reduce or eliminate the value of the Lifetime Income Benefit. If your account value is less than your Income base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual payment, can significantly reduce your Income base and the Guaranteed annual payment.

For example, assume your Income base is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual payment is equal to $5,000 (5% of $100,000). You take an initial withdrawal of $8,000. Since your Income base is immediately reset to equal the lesser of your Income base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your Income base is now $72,000. In addition, your Guaranteed annual payment is reduced to $3,600 (5% of $72,000), instead of the original $5,000.

Withdrawal charges, if applicable, are applied to the amount of the withdrawal exceeding the Guaranteed annual payment. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Using the example above, if the $8,000 withdrawal is a withdrawal of contributions subject to the withdrawal charge, the withdrawal charge would apply to $3,000 (the amount of the withdrawal above the Guaranteed annual payment of $5,000).

You should further note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract value" later in this Prospectus.

If you purchase this contract as a traditional Rollover IRA and participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual payment. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.


ANNUAL STEP-UP

Your Income base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent Income base. Your Guaranteed annual payment will also be increased, if applicable, to equal 5% times your new Income base.

6% DEFERRAL BONUS

On each contract date anniversary before you make your first withdrawal from your contract, you are eligible for a 6% deferral bonus. This deferral bonus increases your Income base by an amount equal to 6% of contributions, subject to the limitations described below. First, once you take a withdrawal, your eligibility for the deferral bonus ends and it can never be reinstated. Therefore, if you make a withdrawal during a contract year, you are not eligible for a deferral bonus for the next contract date anniversary or any future contract date anniversary. Second, the deferral bonus is based on total contributions under the contract minus any contributions made in the prior 12 months (except that for the first contract date anniversary, the deferral bonus is determined using all contributions received in the first 90 days of the first contract year).


If the Annual step-up (discussed immediately above) occurs on any contract date anniversary, for the next and future contract date anniversaries, the deferral bonus will be calculated as 6% of the most recent stepped-up Income base, plus subsequent contributions but excluding contributions made in the prior 12 months.


On any contract date anniversary on which you are eligible for a deferral bonus, we will calculate your Income base under both the deferral bonus method and the Annual step-up method. If the deferral bonus plus the current Income base is greater than your current account value, the deferral bonus plus the current Income base will become your new Income base. If the deferral bonus plus the current Income base is less than or equal to your current account value, your Income base will be stepped-up to equal your account value, and the deferral bonus will not apply.


See Appendix II later in this Prospectus for any state variations with regard to the deferral bonus.



SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the later of: (i) the end of the first contract year and (ii) the date the first withdrawal is taken.

For owners up to age 83 at contract issue, no additional contributions may be made after attainment of age 84, or, if later, the first contract date anniversary. Also, for owners age 84 or 85 at contract issue, additional contributions may be made up to one year from contract issue. For Rollover IRA contracts only, additional contributions made after attainment of age 701/2 must be net of required minimum distributions.

Anytime you make an additional contribution, your Income base will be increased by the amount of the contribution. Your Guaranteed annual payment will be equal to 5% of the increased Income base.


EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits, as discussed below. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your


20  Contract features and benefits
cash value to less than $500, we will treat your request as a surrender of your contract even if your Crossings Income base is greater than zero.

However, if your account value falls to zero due to a withdrawal that is not an Excess withdrawal, please note the following:

o The Crossings contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Crossings contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant.

o No subsequent contributions will be permitted.

o If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

o If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual payment for that contract year in a lump sum. Payment of the Guaranteed annual payment will begin on the next contract date anniversary.

o Payments will continue at the same frequency, as applicable, or annually if automatic payments were not being made.


OTHER IMPORTANT CONSIDERATIONS

o You should not purchase this contract if you are interested in long- term accumulation rather than current payments or payments in the near future.

o Amounts withdrawn in excess of your Guaranteed annual payment may be subject to a withdrawal charge, if applicable, as described in "Charges and expenses" later in the Prospectus. Excess withdrawals can significantly reduce or completely eliminate the value of this benefit. See "Effect of Excess withdrawals" above in this section and "Withdrawing your account value" in "Accessing your money" later in this Prospectus.

o Amounts withdrawn prior to the owner reaching age 591/2 will be treated as Excess withdrawals.

o All payments under the Lifetime Income Benefit reduce your account value. See "How withdrawals are taken from your account value" in "Accessing your money" later in this Prospectus.

o If you withdraw less than the Guaranteed annual payment in any contract year, you may not add the remainder to your Guaranteed annual payment in any subsequent year.

o If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual payment, all benefits under the contract will terminate, including the Lifetime Income Benefit.

o Withdrawals are available under other annuity contracts we offer without purchasing a withdrawal benefit.

o If you elect the Lifetime Income Benefit on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


If for any reason you are not satisfied with your Crossings contract, you may return it to us for a refund. To exercise this cancellation right, you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact one of our Corporate Retirement Support Group representatives to find out what applies in your state.


Generally, your refund will equal your account value under the contract on the day we receive notification of your decision to cancel the contract and will reflect any investment gain or loss in the variable investment options, less the daily charges we deduct. Some states require that we refund the full amount of your contribution. For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o you cancel your contract during the free look period; or


o you change your mind before you receive your contract whether we have received your contribution or not.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information," later in this Prospectus for possible consequences of cancelling your contract.



                                              Contract features and benefits  21

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE
Your "account value" is the total of the values you have in the variable investment options.

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less any applicable withdrawal charges. Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less the daily charges for:

(i)    mortality and expense risks, administrative and distribution expenses;
       and

(ii)   the Lifetime Income benefit.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your units in any variable investment option does not change unless they are:

(i)    increased to reflect additional contributions;

(ii)   decreased to reflect a withdrawal (plus applicable withdrawal charges);
       or

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option.

A description of how unit values are calculated is found in the SAI.


INSUFFICIENT ACCOUNT VALUE

Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any guaranteed benefits, except as discussed earlier in this Prospectus in "Contract features and benefits" under "Effect of your account value falling to zero."

See Appendix II later in this Prospectus for any state variations with regard to terminating your contract.


22  Determining your contract's value

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE
You can transfer some or all of your account value among the investment options.

In addition, we reserve the right to restrict transfers among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

You may request a transfer in writing, by telephone using TOPS or through EQAccess. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1) the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3) the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing " organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other programmed trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of the EQ Advisors Trust (the "trust"). The trust has adopted policies and procedures regarding disruptive transfer activity. The trust discourages frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. The trust aggregates inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trust currently considers transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. In most cases, the trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trust for more information.

When a contract owner is identified as having engaged in a potentially disruptive transfer under the contract for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or the trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies


                            Transferring your money among investment options  23
and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trust has not implemented such a fee. If a redemption fee is implemented by the trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trust to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trust will successfully impose restrictions on all disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


24  Transferring your money among investment options

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value as described below. When selecting a withdrawal method, it is important to remember that Excess withdrawals may significantly reduce the value of the Lifetime Income Benefit. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus. You should choose a withdrawal method that is most appropriate for your needs and does not cause payment amounts in excess of your Guaranteed annual payment amount.


Please see "Insufficient account value" in "Determining your contract value" earlier in this Prospectus for more information on how withdrawals affect your account value and could potentially cause your contract to terminate.

All withdrawals in a contract year up to the Guaranteed annual payment amount are not subject to a withdrawal charge. However, withdrawals from the contract prior to the owner (or younger joint owner) reaching age 591/2 will be treated as Excess withdrawals.


AUTOMATIC PAYMENT PLANS

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time after you become eligible to receive Guaranteed annual payments. You must wait at least 28 days from contract issue before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.


MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual payment in scheduled payments. The amount of the withdrawal may increase on contract date anniversaries with any Annual step-up or 6% deferral bonus.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual payment.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.



CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount less than or equal to the Guaranteed annual payment in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with any Annual step-up or 6% deferral bonus. You must elect to change the scheduled payment amount.


It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. As discussed earlier in the Prospectus, Excess withdrawals may significantly reduce the value of the Lifetime Income Benefit. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.


PARTIAL WITHDRAWALS


You may also take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300. If you elect to take partial withdrawals, you should monitor your withdrawals to ensure that you do not exceed your Guaranteed annual payment in any contract year and cause an Excess withdrawal. As discussed earlier, Excess withdrawals may significantly reduce the value of the Crossings contract. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.



LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA -- See "Tax information" later in this Prospectus)


We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules, however, it may be advisable for you to elect our Automatic RMD service as discussed below. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this Prospectus.


You may elect this service in the year in which you reach age 701/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" later in this Prospectus for your specific type of retirement arrangement.


                                                        Accessing your money  25

Generally, if you elect our Automatic RMD service, any lifetime required minimum distribution payment we make to you under our Automatic RMD service will not be treated as an Excess withdrawal.


If you elect either the Maximum payment plan or the Customized payment plan AND our Automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. The partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your Income base and Guaranteed annual payment may be reduced. See "Effect of Excess Withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you elect our Automatic RMD service and elect to take your Guaranteed annual payment amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual payment amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.


We do not impose a withdrawal charge on lifetime required minimum distributions if you are enrolled in our Automatic RMD service and one of our automatic payment plans. However, if you take any partial withdrawals, this waiver will not apply.

--------------------------------------------------------------------------------
For Rollover IRA contracts, we will send a form outlining the distribution options available in the year you reach age 701/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------


HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options.



HOW WITHDRAWALS AFFECT THE LIFETIME INCOME BENEFIT


Your Income base is not reduced by withdrawals up to the Guaranteed annual payment amount. Withdrawals that exceed the Guaranteed annual payment, however, can significantly reduce your Income base and Guaranteed annual payment. Also, your Income base will be reduced by any withdrawals (and applicable withdrawal charges) taken prior to the owner reaching age 591/2. For more information, see "Effect of Excess withdrawals" and "Other important considerations" under Lifetime Income Benefit" in "Contract features and benefits" earlier in this Prospectus.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the owner is living and before you annuitize. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Lifetime Income Benefit, if your cash value is greater than your Guaranteed annual payment remaining for the contract year. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuitization options. See "Your annuitization options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include payment of the remaining account value following the owner's or successor owner's death, payment of any amount you withdraw (less any withdrawal charge), payment of the cash value (upon surrender), and applying proceeds upon annuitization. We may postpone such payments or applying proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,


(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or


(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense. Express delivery service is not available for automatic payment plan payments.


YOUR ANNUITIZATION OPTIONS

You may elect to annuitize your contract after one year. When your contract is annuitized, the Lifetime Income Benefit will terminate without value. Payments you receive under the annuitization option you select may be more or less than your Guaranteed annual payment. You should consider the relative payment amounts carefully before annuitizing.


26  Accessing your money

The Crossings contract guarantees that you can apply your account value to receive fixed lifetime annuity payments. You may also elect to receive payments under any other annuitization option that we offer at the time. Please see Appendix II later in this Prospectus for variations that may apply in your state.

We currently offer the annuitization options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age at contract issue.



--------------------------------------------------------------------------------
Fixed annuitization options   Life annuity
                              Life annuity with period certain
                              Life annuity with refund certain
                              Period certain annuity
--------------------------------------------------------------------------------

o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this annuitization option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different annuitization option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This annuitization option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.


The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Our Corporate Retirement Support Representatives can provide details.


ANNUITY PURCHASE FACTORS. Annuity purchase factors are the factors applied to determine your periodic payments under the annuitization options. The guaranteed annuity purchase factors are those factors specified in your contract. The current annuity purchase factors are those factors that are in effect at any given time. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's age and sex in certain instances.


FIXED ANNUITIZATION OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


THE AMOUNT APPLIED TO PURCHASE AN ANNUITIZATION OPTION

The amount applied to purchase an annuitization option varies, depending on the annuitization option that you choose, and the timing of your purchase as it relates to any withdrawal charges.

For the fixed annuitization options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

The withdrawal charge applicable under your Crossings contract is imposed if you select a non-life contingent period certain payout annuity.


SELECTING AN ANNUITIZATION OPTION

When you select an annuitization option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than 13 months from the Crossings contract date. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments or with a longer duration of a non-life contingent annuity or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect an annuitization option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the annuitization option chosen.


YOUR CONTRACT'S MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original owner at contract issue and


                                                        Accessing your money  27
cannot be changed. The maturity date is generally the contract date anniversary that follows the owner's 95th birthday. We will send a notice with the annual statement one year prior to the maturity age.

If your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to what you would have received under the Lifetime Income Benefit. As described in "Contract features and benefits" under "Lifetime Income Benefit," these payments will have the potential to increase with favorable investment performance.

Please see Appendix II later in this Prospectus for variations that may apply in your state.


28  Accessing your money

5.  Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS
We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o mortality and expense risks charge.

o Lifetime Income Benefit charge.

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies.


To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact one of our Corporate Retirement Support Group representatives for more information.



SEPARATE ACCOUNT ANNUAL EXPENSES

Mortality and expense risks charge. We deduct a daily charge from the net assets in each variable investment option to compensate us for the mortality and expense risks under the contract. The daily charge is equivalent to an annual rate of 0.60%.


The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. The expense risk we assume is the risk that our expenses in providing the benefits and administering the contracts will be greater than we expect.


Lifetime Income Benefit Charge. We deduct a daily charge from the net assets in each variable investment option to compensate us for the cost of providing the Crossings Benefit (as described in "Contract features and benefits").

If the contract is based on a Single life, the daily charge is equivalent to an annual rate of 0.50% of your account value. If the contract is based on a Joint life, the charge is equivalent to an annual rate of 0.65% of your account value.

For Joint life contracts, if the successor owner is dropped before you take your first withdrawal, we will adjust the charge at that time to reflect a Single life. Generally, we make this adjustment within 5 business days after we receive any required forms and supporting documentation from you. After the Guaranteed annual payments begin, the charge will remain 0.65%, even if you drop the successor owner from the contract.


WITHDRAWAL CHARGE


A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed your Guaranteed annual payment, described in "Your Guaranteed annual payment" under "Lifetime Income Benefit" in "Contract features and benefits" earlier in this Prospectus, or (2) if you surrender your contract to receive its cash value or apply your cash value to a non-life contingent annuitization option. If you surrender your contract or apply your cash value to a non-life contingent annuitization option, the withdrawal charge will apply to your entire surrender amount, without any reduction due to the Guaranteed annual payment. For more information about the withdrawal charge if you select an annuity payout option, see "The amount applied to purchase an annuitization option" under "Your annuitization options" in "Accessing your money" earlier in the Prospectus.


The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:




--------------------------------------------------------------------------------
                           Contract year
--------------------------------------------------------------------------------
                             1     2     3    4+
--------------------------------------------------------------------------------
  Percentage of
  contribution              2%    2%    2%    0%
--------------------------------------------------------------------------------


                                                        Charges and expenses  29

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to your Guaranteed annual payment are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your Income base, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value.

The withdrawal charge does not apply in the circumstances described below.

Free withdrawal amount. We will waive any withdrawal charge for any withdrawal during the contract year up to the Guaranteed annual payment. See "Your Guaranteed annual payment" under "Lifetime Income Benefit" in "Contract features and benefits" earlier in this Prospectus for information about how your Guaranteed annual payment is calculated. Each withdrawal, however, reduces your free withdrawal amount for that contract year by the amount of the withdrawal. Withdrawal charges are generally applied to the amount of the withdrawal that exceeds the Guaranteed annual payment. See "Withdrawal charge" earlier in this section. There is no free withdrawal amount in those contract years prior to the owner (or successor owner) reaching age 591/2. Withdrawals taken in those years will be treated as Excess withdrawals and may be subject to a withdrawal charge.

Disability, terminal illness, or confinement to nursing home.
The withdrawal charge also does not apply if:

(i) The owner has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii) We receive proof satisfactory to us (including certification by a licensed physician) that the owner's life expectancy is six months or less; or

(iii) The owner has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

       - its main function is to provide skilled, intermediate, or custodial nursing care;
       - it provides continuous room and board to three or more persons;
       - it is supervised by a registered nurse or licensed practical nurse;
       - it keeps daily medical records of each patient;
       - it controls and records all medications dispensed; and
       - its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Contact our processing office for more information.


The withdrawal charge does not apply to contracts issued in certain exchange programs that may be offered to owners of eligible contracts. Any such program will be described in the prospectus for the eligible contracts. Please contact one of our Corporate Retirement Support Group representatives for more information.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuitization option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 1%.


CHARGES THAT THE TRUST DEDUCTS

The EQ Advisors Trust deducts charges for the following types of fees and expenses:

o Management fees of 0.10%.

o 12b-1 fees of 0.10%.

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o Investment related expenses such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of the Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. The portfolios available under the contract in turn invest in shares of other portfolios of EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectus for the Trust.


GROUP OR SPONSORED ARRANGEMENTS

For certain sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may offer variable


30  Charges and expenses
investment options that invest in shares of the Trust that are not subject to the 12b-1 fee. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA"), or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.


                                                        Charges and expenses  31

6. Effect of death

--------------------------------------------------------------------------------

For Single life contracts, if you die while the contract is in force, the contract terminates and any remaining account value is paid to your Beneficiary. For Joint life contracts, the remaining account value is paid to the named Beneficiary upon the death of the last surviving owner or successor owner.

If you have selected an annuitization option and death occurs on or after the annuity commencement date, the terms of the elected annuitization option supplementary contract will be followed.


YOUR BENEFICIARY AND PAYMENT OF ANY REMAINING ACCOUNT VALUE

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective on the date the written request for the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

The death benefit is equal to your account value. We determine the amount of the death benefit as of the date we receive satisfactory proof of the owner's or successor owner's death (as applicable), any required instructions for the method of payment, forms necessary to effect payment and any other information we may require.

We will pay any remaining account value to the beneficiary in the form of the annuitization option you have chosen. If you have not chosen an annuitization option as of the time the account value becomes payable, the beneficiary will receive the death benefit in a single sum. Payment of the account value in a single sum terminates all rights and any applicable guarantees under the contract, including the benefit. Subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the account value to one or more annuitization options we offer at the time. See "Your annuitization options" in "Accessing your money" earlier in this Prospectus. Please note that any annuitization option chosen may not extend beyond the life expectancy of the beneficiary.


32  Effect of death

7.  Tax information

--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Crossings contracts owned by United States individual taxpayers. The tax rules differ depending on whether the contract is a traditional IRA or Roth IRA. Therefore, we discuss the tax aspects of both types of contracts separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict, what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

As discussed below in this Prospectus, Individual Retirement Arrangements ("IRAs") are available in the form of an individual retirement annuity contract such as Crossings or an individual retirement account. Both types of arrangements qualify for tax deferral. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the death benefit, the Lifetime Income Benefit, its selection of variable investment options, and its choices of annuitization options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the variable investment options that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding traditional IRAs. You should consider the potential implication of these Regulations before you purchase this annuity contract.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o Traditional IRAs, typically funded on a pre-tax basis, and

o Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional Rollover IRA or Roth Rollover IRA. This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs.

We have not applied for an opinion letter from the IRS approving the forms of the Crossings contract as a traditional or Roth IRA, respectively. Such IRS approval is a determination only as to the form of the annuity and does not represent a determination of the merits of the annuity as an investment.

We describe the amount and types of charges that may apply to your rollover/transfer payments under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus.


                                                             Tax information  33

Your right to cancel within a certain number of days

You can cancel any version of the Crossings contract (traditional IRA or Roth
IRA) by following the directions in "Your right to cancel with a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

Traditional individual retirement annuities (traditional IRAs)


Funding. Individuals may generally make three different types of contributions to purchase a traditional IRA or as additional contributions to an existing
IRA:


o "regular" contributions out of earned income or compensation; or

o tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").


Rollover and transfer contributions to traditional IRAs

This Crossings IRA contract may be funded through rollovers or transfer of funds only and not through "regular" IRA contributions out of your current earnings. The initial contribution to your Crossings traditional IRA contract is a direct rollover from an eligible retirement plan.

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o qualified plans;

o governmental employer 457(b) plans;

o 403(b) contracts (including Internal Revenue Code Section
  403(b)(7) custodial accounts); and

o other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.


Rollovers from "eligible retirement plans" other than traditional IRAs

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. Although the tax rules permit, a non-spousal death beneficiary may also be able to make rollover contributions to an individual retirement plan under certain circumstances, we do not offer this contract to non-spousal beneficiaries of eligible retirement plans.

There are two ways to do rollovers:

o    Do it yourself:
     You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o    Direct rollover:
     You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA, qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

o "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o    hardship withdrawals; or

o    corrective distributions that fit specified technical tax rules; or

o    loans that are treated as distributions; or

o death benefit payments to a beneficiary who is not your surviving spouse; or

o qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.


Rollovers of after-tax contributions from eligible retirement plans other than traditional IRAs

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.


Rollovers from traditional IRAs to traditional IRAs

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.


SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, an inherited traditional IRA


34  Tax information
to one or more other traditional IRAs. A non-spousal death beneficiary under a qualified plan may also be able to make a direct rollover to an inherited IRA under certain circumstances. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.



Excess contributions

If amounts that are not eligible to be rolled over are in fact rolled over to the Crossings IRA contract, they may be subject to a 6% excise tax, unless withdrawn as described in IRS Publication 590.


Withdrawals, payments and transfers of funds out of traditional IRAs

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

Taxation of payments. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income. We report all payments from traditional IRA contracts on IRS Form 1099-R as fully taxable.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" earlier in this section; or

o    the entire amount received is rolled over to another traditional
     IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and transfer contributions to traditional IRAs" earlier in this section.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. A rollover will terminate or alter the Lifetime Income Benefit.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.

Certain distributions from IRAs in 2007 directly transferred to charitable organizations may be tax-free to IRA owners who are 701/2 or older.

Required minimum distributions

Background on Regulations--Required Minimum Distributions. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed withdrawal benefits. This could increase the amount required to be distributed from these contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

Lifetime required minimum distributions. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

When you have to take the first lifetime required minimum distribution. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your Required Beginning Date, which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made each year.

How you can calculate required minimum distributions.
There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the


                                                             Tax information  35
past calendar year by a number corresponding to your age from an IRS table.
This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.


Do you have to pick the same method to calculate your required minimum distributions for all of your traditional IRAs and other retirement plans? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.


Will we pay you the annual amount every year from your traditional IRA based on the method you choose? We will only pay you automatically if you affirmatively select an annuitization option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." If you elect our Automatic RMD service, any RMD payment we make to you on December 1st will not be treated as an Excess withdrawal as described earlier in this Prospectus under "Lifetime required minimum distribution withdrawals" in "Accessing your money." Even if you do not enroll in our service we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

What if you take more than you need to for any year? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

What if you take less than you need to for any year? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that -you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.


What are the required minimum distribution payments after you die? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

Individual beneficiary. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owners death. No distribution is required before that fifth year.

Spousal beneficiary. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

Non-individual beneficiary. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity contract in force. If


36  Tax information
the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity contract in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the annuitant.

Payments to a beneficiary after your death

IRA death benefits are taxed the same as IRA distributions.

Borrowing and loans are prohibited transactions

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.

Early distribution penalty tax

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions:

o    on or after your death; or

o    because you are disabled (special federal income tax definition);
     or

o used to pay certain extraordinary medical expenses (special fed eral income tax definition); or

o used to pay medical insurance premiums for unemployed indi viduals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special fed eral income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method. We do not anticipate that lump sums will qualify for this exception if made before age 591/2.

Roth individual retirement annuities (Roth IRAs)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Crossings Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.


Contributions to Roth IRAs

Individuals may generally make four different types of contributions to a Roth
IRA:

o    regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs ("conversion" contributions); or

o    tax-free rollover contributions from other Roth arrangements; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

This Crossings Roth IRA contract may be funded through rollovers or transfer of funds only and not through "regular" IRA after-tax contributions. The initial contribution must be a rollover from a designated Roth account under a 401(k) plan.

Beginning in 2008, direct rollover contributions may be made from eligible retirement plans to Roth IRAs under certain circumstances.


Rollovers and direct transfers


What is the difference between rollover and direct transfer transactions?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:


o    another Roth IRA;



o another traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");



o a "designated Roth contribution account" under a 401(k) plan or a 403(b) plan (direct or 60-day);

o from non-Roth accounts under another eligible retirement plan, directly only (not 60-day) and subject to limits specified below under "Conversion rollover contributions to Roth IRAs."


You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accom-


                                                             Tax information  37
plished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.


The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree. This may terminate or alter the ABC Annuity benefit.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Beginning in 2008, amounts can also be directly rolled over from non-Roth accounts under another eligible retirement plan, including a Code Section 401(a) qualified plan, a 403(b) plan, and a governmental employer Section 457(b) plan. You must meet AGI limits specified below.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. In the case of a traditional IRA conversion rollover for example, we are required to withhold 10% federal income tax from the amount treated as converted unless you properly elect out of such withholding. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59-1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

The following rules apply until 2010: You cannot make conversion rollover contributions to a Roth IRA for any taxable year in which your modified adjusted gross income exceeds $100,000. (For this purpose, your modified adjusted gross income is computed without the gross income stemming from the conversion rollover. Modified adjusted gross income for this purpose excludes any lifetime required minimum distribution from a traditional IRA or other eligible retirement plan.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Proposed and Temporary Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount reported as includible in certain circumstances.



Withdrawals, payments and transfers of funds out of Roth
IRAs

No federal income tax law restrictions on withdrawals. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


Distributions from Roth IRAs

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o Rollovers from a Roth IRA to another Roth IRA;

o Direct transfers from a Roth IRA to another Roth IRA;

o Qualified distributions from a Roth IRA; and

o Return of excess contributions or amounts recharacterized to a traditional IRA.

Qualified distributions from Roth IRAs. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o you are age 59-1/2; or older or

o you die; or

o you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).


38  Tax information

Nonqualified distributions from Roth IRAs. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1) Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

     (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

     (b) Nontaxable portion.

(3) Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped and added together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain with any custodian or issuer are added together.


(2) All regular contributions made during and for the year (contribu tions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2008 and the conversion contribution is made in 2009, the conversion contribution is treated as contributed prior to other conversion contributions made in 2009.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


Required minimum distributions during life

Lifetime required minimum distributions do not apply.

Required minimum distributions at death


Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.


Payments to a beneficiary after your death

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

Borrowing and loans are prohibited transactions

Same as traditional IRA.

Excess contributions

Generally the same as traditional IRA, except that regular contributions made after age 701/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your modified adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

Early distribution penalty tax

Same as traditional IRA.


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribu tion from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these


                                                             Tax information  39
rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.

Federal income tax withholding on periodic annuity payments

Different withholding rules apply to "periodic" and "non-periodic" payments. Periodic annuity payments are made under a supplementary contract. For example, unless you specify a different number of withholding exemptions, we withhold from a periodic annuity payment assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $18,720 in periodic annuity payments in 2008, your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.


Federal income tax withholding on non-periodic annuity payments (withdrawals)

For a non-periodic distribution (total surrender or partial withdrawal including Guaranteed annual payments), we withhold at a flat 10% rate. We apply that rate to the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.


IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.


40  Tax information

8. More information

--------------------------------------------------------------------------------

ABOUT SEPARATE ACCOUNT A

Each variable investment option is a subaccount of Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account A that represent our investments in Separate Account A or that represent fees and charges under the contracts that we have earned. The results of Separate Account A operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts are based on the assets in Separate Account A. However, the obligations themselves are obligations of AXA Equitable.

Separate Account A is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account A. Although Separate Account A is registered, the SEC does not monitor the activity of Separate Account A on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within the Separate Account invests solely in Class IA/A or IB/B shares issued by the corresponding portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, either Separate Account, or to add other separate accounts;

(2) to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate each Separate Account or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against each Separate Account or a variable investment option directly);

(5) to deregister the Separate Accounts under the Investment Company Act of 1940;

(6) to restrict or eliminate any voting rights as to the Separate Accounts;

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8) to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.


Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.


ABOUT EQ ADVISORS TRUST


The EQ Advisors Trust (the "Trust") is registered under the Investment Company Act of 1940. It is classified as "open-end management investment companies," more commonly called mutual funds. The Trust issues different shares relating to each portfolio.


The Trust does not impose sales charges or "loads" for buying and selling its shares. All dividends and other distributions on the Trust's shares are reinvested in full. The Board of Trustees of the Trust may establish additional portfolios or eliminate existing portfolios at any time. More detailed information about the Trust, its portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan, and other aspects of its operations, appears in the prospectus for the Trust, which accompanies this Prospectus, or in the respective SAI, which are available upon request.

ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such


                                                            More information  41
transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have its signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY


Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.


o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:


       - on a non-business day:
       - after 4:00 p.m. Eastern Time on a business day; or

       - after an early close of regular trading on the NYSE on a business day.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.


ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trust, we have the right to vote on certain matters involving the portfolios, such as:

o the election of trustees;

o the formal approval of independent public accounting firms selected for the Trust; or

o any other matters described in each prospectus for the Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners vote.

The Trust sells its shares to AXA Equitable separate accounts in connection with AXA Equitable's annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. The Trust also sells its shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of the Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuitization option may cast the number of


42  More information
votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account A, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.


FINANCIAL STATEMENTS


The financial statements of Separate Account A, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-877-999-7384.



TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You cannot assign or transfer ownership of an IRA contract except by surrender to us. Loans are not available and you cannot assign an IRA, contract as security for a loan or other obligation.

You may direct the transfer of the values under your IRA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.


DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as a principal underwriter of Separate Account A. The offering of the contracts is intended to be continuous.


AXA Advisors is an affiliate of AXA Equitable and is under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). AXA Advisors also acts as a distributor for other AXA Equitable life and annuity products.

Compensation paid to AXA Advisors is based on contributions made on the contracts and will generally not exceed 6% of total contributions.

Our Corporate Retirement Support Representatives are salaried employees of AXA Equitable and are registered representatives of AXA Advisors, LLC. These individuals perform marketing and service functions under the Crossings contract. AXA Equitable pays no sales commission with respect to units of interest in Separate Account A, however, incentive compensation may be paid on a periodic basis to these employees.

AXA Advisors receives 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. AXA Advisors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective portfolios.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any compensation paid by AXA Equitable to AXA Advisors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.



                                                            More information  43

Appendix I: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND THE LIFETIME INCOME BENEFIT
The following tables illustrate the changes in the account value and cash value under certain hypothetical circumstances for a Crossings contract. The table illustrates the operation of a contract based on a single $100,000 contribution for a Single life contract, owner age 65 at issue, with payments under the Maximum payment plan. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be -2.09% and 3.91% for the Crossings contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges.


With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.10%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.79% and (3) 12b-1 fees equivalent to an effective annual rate of 0.10%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of contract values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.


A-1 Appendix I: Hypothetical illustrations

Variable deferred annuity
$100,000 Single contribution and Maximum payment plan
Single life, Owner issue age 65
Benefits:
    Lifetime Income Benefit

                           Payments*               Account Value               Cash Value
          Contract   -------------------       ---------------------       -------------------
 Age        Year          0%          6%            0%            6%           0%           6%
------   ---------   -------     -------       -------       -------       ------       ------
65            1            0           0       100,000       100,000       98,000       98,000
66            2        5,000       5,000        92,910        98,910       90,910       96,910
67            3        5,000       5,000        85,968        97,777       83,968       95,777
68            4        5,000       5,000        79,171        96,600       79,171       96,600
69            5        5,000       5,000        72,517        95,378       72,517       95,378
70            6        5,000       5,000        66,001        94,107       66,001       94,107
71            7        5,000       5,000        59,622        92,786       59,622       92,786
72            8        5,000       5,000        53,376        91,414       53,376       91,414
73            9        5,000       5,000        47,260        89,989       47,260       89,989
74           10        5,000       5,000        41,272        88,507       41,272       88,507
79           15        5,000       5,000        13,159        80,184       13,159       80,184
84           20        5,000       5,000             0        70,102            0       70,102
89           25        5,000       5,000             0        57,889            0       57,889
94           30        5,000       5,000             0        43,093            0       43,093
95           31        5,000       5,000             0        39,778            0       39,778

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value and cash value for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

*    Payments are made while either the owner or the successor owner is living.


                                      Appendix I: Hypothetical illustrations A-2

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND THE CROSSINGS BENEFIT

The following tables illustrate the changes in the account value and cash value under certain hypothetical circumstances for a Crossings contract. The table illustrates the operation of a contract based on a single $100,000 contribution for a Joint life contract, owner and successor owner both age 65 at issue, with payments under the Maximum payment plan. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be -2.24% and 3.76% for the Crossings contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges.


With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.10%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.79% and (3) 12b-1 fees equivalent to an effective annual rate of 0.10%. These rates are the arithmetic average for all portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of contract values among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.


A-3 Appendix I: Hypothetical illustrations

Variable deferred annuity
$100,000 Single contribution and Maximum payment plan
Joint life, Owner / Successor owner both issue age 65
Benefits:
    Lifetime Income Benefit

                           Payments*               Account Value               Cash Value
         Contract   -------------------       ---------------------       -------------------
 Age       Year          0%          6%            0%            6%           0%           6%
------   ---------  -------      ------       -------       -------       ------       ------
 65          1            0           0       100,000       100,000       98,000       98,000
 66          2        5,000       5,000        92,760        98,760       90,760       96,760
 67          3        5,000       5,000        85,682        97,473       83,682       95,473
 68          4        5,000       5,000        78,763        96,138       78,763       96,138
 69          5        5,000       5,000        71,999        94,753       71,999       94,753
 70          6        5,000       5,000        65,386        93,316       65,386       93,316
 71          7        5,000       5,000        58,921        91,825       58,921       91,825
 72          8        5,000       5,000        52,601        90,277       52,601       90,277
 73          9        5,000       5,000        46,423        88,672       46,423       88,672
 74         10        5,000       5,000        40,383        87,006       40,383       87,006
 79         15        5,000       5,000        12,154        77,688       12,154       77,688
 84         20        5,000       5,000             0        66,482            0       66,482
 89         25        5,000       5,000             0        53,004            0       53,004
 94         30        5,000       5,000             0        36,795            0       36,795
 95         31        5,000       5,000             0        33,178            0       33,178

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value and cash value for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

*    Payments are made while either the owner or the successor owner is living.



                                      Appendix I: Hypothetical illustrations A-4

Appendix II: State contract variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus.


STATES WHERE CERTAIN CROSSINGS FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR HAVE CERTAIN VARIATIONS TO FEATURES AND/OR BENEFITS:


----------------------------------------------------------------------------------------------------------
 State       Features and Benefits                                    Availability or Variations
----------------------------------------------------------------------------------------------------------
CALIFORNIA   See "Contract features and benefits"--"Your right to     If you reside in the state of
             cancel within a certain number of days"                  California and you are age 60
                                                                      and older at the time the contract
                                                                      is issued, you may return your
                                                                      variable annuity contract within 30
                                                                      days from the date that you
                                                                      receive it. Your refund will be
                                                                      equal to your account value on
                                                                      the date we receive your request to
                                                                      cancel at our processing office.
----------------------------------------------------------------------------------------------------------
NEW YORK     See "Crossings at a glance -- key features"              Owner issue ages: 50-85

             See "Contract features and benefits" -- "6% deferral     For Joint Life contracts when
             bonus"                                                   the younger of the owner or
                                                                      successor owner is under age 59-1/2,
                                                                      the deferral bonus described in
                                                                      this section is 4%.

             See "Contract features and benefits" -- "Your right to   In addition to returning the
             cancel within a certain number of days"                  contract to our Processing
                                                                      Office, as described in this
                                                                      section, you may also return it to
                                                                      the financial professional who sold
                                                                      you the contract.

             See "Accessing your money" -- "The amount applied        For fixed annuity period
             to purchase an annuitization option"                     certain payout options only,
                                                                      the amount applied to the annuity
                                                                      benefit is the greater of the cash
                                                                      value or 95% of what the account
                                                                      value would be if no withdrawal
                                                                      charge is applied. The income
                                                                      provided, however, will never
                                                                      be less than what would be
                                                                      provided by applying the account
                                                                      value to the guaranteed annuity
                                                                      purchase factors.

             See "Accessing your money" -- "Your contract's           The maturity date by which you
             maturity date"                                           must take a lump sum withdrawal or
                                                                      select an annuity payout option is
                                                                      as follows:

                                                                      Issue age   Maximum
                                                                                  Annuitization Age
                                                                      50-80          90
                                                                       81            91
                                                                       82            92
                                                                       83            93
                                                                       84            94
                                                                       85            95
----------------------------------------------------------------------------------------------------------


B-1 Appendix II: State contract variations of certain features and benefits

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                            Page
Who is AXA Equitable?                                                        2
Calculating unit values                                                      2
Custodian and independent registered public accounting firm                  2
Distribution of the contracts                                                2
Financial statements                                                         2


How to Obtain a Crossings Statement of Additional Information for
Separate Account A

Send this request form to:
     AXA Equitable
     Crossings

     P.O. Box 4704
     Syracuse, NY 13221-4704


-  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -

Please send me a Crossings SAI for Separate Account A dated March 17, 2008.



--------------------------------------------------------------------------------
Name:


--------------------------------------------------------------------------------
Address:


--------------------------------------------------------------------------------
City           State                 Zip







                                                               Crossings Annuity
                                                                          x01805

Crossings
A variable deferred annuity contract

STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 17, 2008



AXA Equitable Life Insurance Company
1290 Avenue of the Americas
New York, New York 10104
--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related prospectus for Crossings dated March 17, 2008. That prospectus provides detailed information concerning the contracts and the variable investment options, as well as the fixed maturity options that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account A. Definitions of special terms used in the SAI are found in the prospectus.


On September 7, 2004, our name was changed from "The Equitable Life Assurance Society of the United States" to "AXA Equitable Life Insurance Company."

A copy of the prospectus is available free of charge by writing the processing office at P.O. Box 4956, Syracuse, NY 13221-4956, or calling 1-800-628-6673, or by contacting your financial professional.

TABLE OF CONTENTS

Who is AXA Equitable?                                                        2

Calculating unit values                                                      2

Custodian and independent registered public accounting firm                  2

Distribution of the contracts                                                2

Financial statements                                                         2


             Copyright 2008. AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                 New York, New York 10104. All rights reserved.



                                                                          x01805

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings Inc., and the following affiliated companies: AXA Corporate Solutions Reinsurance Company ("AXA Corporate Solutions") and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and AXA Corporate Solutions, directly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.


CALCULATING UNIT VALUES

Unit values are determined at the end of each "valuation period" for each of the variable investment options. A valuation period is each business day together with any consecutive preceding non-business day. The unit values for the Crossings annuity may vary. The method of calculating unit values is set forth below.

The unit value for a variable investment option for any valuation period is equal to the unit value for the preceding valuation period multiplied by the "net investment factor" for the variable investment option for that valuation period. The net investment factor is:

      (a / b) - c

where:

(a) is the value of the variable investment option's shares of the cor responding portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the variable investment options for the valuation period. For this purpose, we use the share value reported to us by the Trust. This share value is after deduction for investment advisory fees and direct expenses of the Trust.

(b) is the value of the variable investment option's shares of the cor responding portfolio at the end of the preceding valuation period (after any amounts allocated or withdrawn for that valuation period).

(c) is the daily Separate Account A asset charge for the expenses of the contracts times the number of calendar days in the valuation period, plus any charge for taxes or amounts set aside as a reserve for taxes.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trust owned by Separate Account A.

The financial statements of the Separate Account at December 31, 2006 and for each of the two years in the period ended December 31, 2006 and the consolidated financial statements of AXA Equitable at December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 are included in this SAI in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of AXA Equitable at December 31, 2005 and for each of the two years in the period ended December 31, 2005 are also included in this SAI in reliance on the reports of KPMG LLP, an independent registered public accounting firm, on (i) the consolidated financial statements of AllianceBernstein L.P. as of December 31, 2005 and for each of the years in the two-year period ended December 31, 2005, and the December 31, 2005 financial statement schedule, and (ii) the financial statements of AllianceBernstein Holding L.P. (together "AllianceBernstein", formerly "Alliance") as of December 31, 2005 and for each of the years in the two-year period ended December 31, 2005. The report is given on the authority of said firm as experts in auditing and accounting.

KPMG LLP was AllianceBerstein's independent registered public accounting firm as of December 31, 2005 and for each of the years in the two-year period ended December 31, 2005. On March 8, 2006, KPMG LLP was terminated, and PricewaterhouseCoopers LLP was appointed as AllianceBernstein's independent registered public accounting firm, as disclosed on AXA Equitable's Report on Form 8-K filed on March 13, 2006. AllianceBernstein Corporation, an indirect wholly owned subsidiary of AXA Equitable, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


DISTRIBUTION OF THE CONTRACTS

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account A, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2006, 2005 and 2004. AXA Equitable paid AXA Advisors, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account A, $672,531,658 in 2006, $588,734,659 in 2005 and $567,991,463 in 2004.
Of these amounts, AXA Advisors retained $339,484,801, $293,075,553, and $289,050,171, respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm.....................................     FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2006..................................     FSA-3
   Statements of Operations for the Year Ended December 31, 2006............................     FSA-33
   Statements of Changes in Net Assets for the Years Ended December 31, 2006 and 2005.......     FSA-45
   Notes to Financial Statements............................................................     FSA-64


AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Registered Public
 Accounting Firm............................................................................     F-1
   Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2006 and 2005..................................     F-2
Consolidated Statements of Earnings, Years Ended December 31, 2006, 2005 and 2004...........     F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive Income,
     Years Ended December 31, 2006, 2005 and 2004...........................................     F-4
   Consolidated Statements of Cash Flows, Years Ended December 31, 2006, 2005 and 2004......     F-5
   Notes to Consolidated Financial Statements...............................................     F-7


                                     FSA-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account A of AXA Equitable Life Insurance Company:



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account A at December 31, 2006, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in The Trusts at December 31, 2006 by correspondence with the transfer agent of The Trusts, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
New York, New York
April 20, 2007


                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2006


                                                          AXA Aggressive  AXA Conservative   AXA Conservative-
                                                            Allocation       Allocation       Plus Allocation
                                                         --------------- ------------------ -------------------
Assets:
Investments in shares of The Trusts, at fair value .....   $77,408,621       $18,937,104        $41,481,453
Receivable for The Trusts shares sold ..................            --                --                 --
Receivable for policy-related transactions .............       519,422           251,829            551,086
                                                           -----------       -----------        -----------
  Total assets .........................................   $77,928,043       $19,188,933        $42,032,539
                                                           -----------       -----------        -----------
Liabilities:
Payable for The Trusts shares purchased ................       518,925           251,826            551,131
Payable for policy-related transactions ................            --                --                 --
                                                           -----------       -----------        -----------
  Total liabilities ....................................       518,925           251,826            551,131
                                                           -----------       -----------        -----------
Net Assets .............................................   $77,409,118       $18,937,107        $41,481,408
                                                           ===========       ===========        ===========
Net Assets:
Accumulation Units .....................................    77,398,883        18,932,434         41,474,648
Contracts in payout (annuitization) period .............            --                --                 --
Retained by AXA Equitable in Separate Account A ........        10,235             4,673              6,760
                                                           -----------       -----------        -----------
Total net assets .......................................   $77,409,118       $18,937,107        $41,481,408
                                                           ===========       ===========        ===========
Investments in shares of The Trusts, at cost ...........   $73,163,142       $18,928,328        $40,940,094
The Trusts shares held .................................
 Class A ...............................................            --                --                 --
 Class B ...............................................     5,262,355         1,742,683          3,573,037


                                                            AXA Moderate     AXA Moderate-     AXA Premier VIP    AXA Premier VIP
                                                             Allocation     Plus Allocation   Aggressive Equity      Core Bond
                                                         ----------------- ----------------- ------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value .....  $1,700,560,277      $267,423,161      $  940,782,033      $68,377,765
Receivable for The Trusts shares sold ..................              --                --           1,102,596               --
Receivable for policy-related transactions .............         637,913         1,099,135                  --           23,586
                                                          --------------      ------------      --------------      -----------
  Total assets .........................................  $1,701,198,190      $268,522,296      $  941,884,629      $68,401,351
                                                          --------------      ------------      --------------      -----------
Liabilities:
Payable for The Trusts shares purchased ................         191,292         1,099,978                  --           23,625
Payable for policy-related transactions ................              --                --             729,942               --
                                                          --------------      ------------      --------------      -----------
  Total liabilities ....................................         191,292         1,099,978             729,942           23,625
                                                          --------------      ------------      --------------      -----------
Net Assets .............................................  $1,701,006,898      $267,422,318      $  941,154,687      $68,377,726
                                                          ==============      ============      ==============      ===========
Net Assets:
Accumulation Units .....................................   1,693,102,042       267,413,782         938,783,838       68,372,356
Contracts in payout (annuitization) period .............       7,730,072                --           1,913,433               --
Retained by AXA Equitable in Separate Account A ........         174,784             8,536             457,416            5,370
                                                          --------------      ------------      --------------      -----------
Total net assets .......................................  $1,701,006,898      $267,422,318      $  941,154,687      $68,377,726
                                                          ==============      ============      ==============      ===========
Investments in shares of The Trusts, at cost ...........  $1,533,287,841      $251,746,930      $1,014,989,810      $69,259,574
The Trusts shares held .................................
 Class A ...............................................      92,389,512                --          32,169,559               --
 Class B ...............................................       8,078,431        19,251,669          32,694,994        6,706,241

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                          AXA Premier VIP   AXA Premier VIP      AXA Premier VIP
                                                            Health Care        High Yield     International Equity
                                                         ----------------- ----------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value .....    $48,397,829       $180,762,320        $104,950,521
Receivable for The Trusts shares sold ..................             --                 --                  --
Receivable for policy-related transactions .............         46,678              5,926             198,877
                                                            -----------       ------------        ------------
  Total assets .........................................    $48,444,507       $180,768,246        $105,149,398
                                                            -----------       ------------        ------------
Liabilities:
Payable for The Trusts shares purchased ................         46,376              8,167             198,930
Payable for policy-related transactions ................             --                 --                  --
                                                            -----------       ------------        ------------
  Total liabilities ....................................         46,376              8,167             198,930
                                                            -----------       ------------        ------------
Net Assets .............................................    $48,398,131       $180,760,079        $104,950,468
                                                            ===========       ============        ============
Net Assets:
Accumulation Units .....................................     47,060,774        179,865,858         104,905,642
Contracts in payout (annuitization) period .............             --            687,488                  --
Retained by AXA Equitable in Separate Account A ........      1,337,357            206,733              44,826
                                                            -----------       ------------        ------------
Total net assets .......................................    $48,398,131       $180,760,079        $104,950,468
                                                            ===========       ============        ============
Investments in shares of The Trusts, at cost ...........    $47,445,776       $185,874,979        $ 91,044,505
The Trusts shares held .................................
 Class A ...............................................        119,316         24,585,090                  --
 Class B ...............................................      4,326,288          7,688,835           6,746,396


                                                          AXA Premier VIP  AXA Premier VIP   AXA Premier VIP   AXA Premier VIP
                                                             Large Cap        Large Cap         Large Cap          Mid Cap
                                                            Core Equity         Growth            Value             Growth
                                                         ---------------- ----------------- ----------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value .....    $21,473,059      $38,132,497       $67,536,158       $82,960,153
Receivable for The Trusts shares sold ..................         55,936               --                --            33,249
Receivable for policy-related transactions .............             --           44,398            57,624                --
                                                            -----------      -----------       -----------       -----------
  Total assets .........................................    $21,528,995      $38,176,895       $67,593,782       $82,993,402
                                                            -----------      -----------       -----------       -----------
Liabilities:
Payable for The Trusts shares purchased ................             --           44,402            57,635                --
Payable for policy-related transactions ................         55,701               --                --            33,473
                                                            -----------      -----------       -----------       -----------
  Total liabilities ....................................         55,701           44,402            57,635            33,473
                                                            -----------      -----------       -----------       -----------
Net Assets .............................................    $21,473,294      $38,132,493       $67,536,147       $82,959,929
                                                            ===========      ===========       ===========       ===========
Net Assets:
Accumulation Units .....................................     20,109,863       37,070,830        65,935,939        82,923,839
Contracts in payout (annuitization) period .............             --               --                --                --
Retained by AXA Equitable in Separate Account A ........      1,363,431        1,061,663         1,600,208            36,090
                                                            -----------      -----------       -----------       -----------
Total net assets .......................................    $21,473,294      $38,132,493       $67,536,147       $82,959,929
                                                            ===========      ===========       ===========       ===========
Investments in shares of The Trusts, at cost ...........    $18,884,888      $37,469,236       $61,057,569       $84,759,977
The Trusts shares held .................................
 Class A ...............................................        112,351          105,457           121,963                --
 Class B ...............................................      1,682,994        3,772,902         5,142,506         9,320,702

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006



                                                          AXA Premier    AXA Premier    EQ/AllianceBernstein
                                                            VIP Mid          VIP             Common
                                                           Cap Value      Technology          Stock
                                                         ------------- --------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value .....  $75,697,829   $113,194,940       $4,187,797,040
Receivable for The Trusts shares sold ..................           --         54,329            2,949,519
Receivable for policy-related transactions .............       79,361             --                   --
                                                          -----------   ------------       --------------
  Total assets .........................................  $75,777,190   $113,249,269       $4,190,746,559
                                                          -----------   ------------       --------------
Liabilities:
Payable for The Trusts shares purchased ................       79,302             --                   --
Payable for policy-related transactions ................           --         54,261            2,533,541
                                                          -----------   ------------       --------------
  Total liabilities ....................................       79,302         54,261            2,533,541
                                                          -----------   ------------       --------------
Net Assets .............................................  $75,697,888   $113,195,008       $4,188,213,018
                                                          ===========   ============       ==============
Net Assets:
Accumulation Units .....................................   75,664,694    113,045,932        4,160,254,007
Contracts in payout (annuitization) period .............           --             --           25,983,126
Retained by AXA Equitable in Separate Account A ........       33,194        149,076            1,975,885
                                                          -----------   ------------       --------------
Total net assets .......................................  $75,697,888   $113,195,008       $4,188,213,018
                                                          ===========   ============       ==============
Investments in shares of The Trusts, at cost ...........  $80,188,688   $101,309,485       $3,951,519,736
The Trusts shares held .................................
 Class A ...............................................           --             --          201,928,854
 Class B ...............................................    7,668,290     10,311,424            9,675,589




                                                                                 EQ/AllianceBernstein
                                                          EQ/AllianceBernstein       Intermediate
                                                                 Growth               Government       EQ/AllianceBernstein
                                                               and Income             Securities           International
                                                         ---------------------- --------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value .....     $1,181,229,280          $124,431,736          $890,683,006
Receivable for The Trusts shares sold ..................            412,451                34,912               270,534
Receivable for policy-related transactions .............                 --               306,231                    --
                                                             --------------          ------------          ------------
  Total assets .........................................     $1,181,641,731          $124,772,879          $890,953,540
                                                             --------------          ------------          ------------
Liabilities:
Payable for The Trusts shares purchased ................                 --                    --                    --
Payable for policy-related transactions ................            394,327                    --               277,544
                                                             --------------          ------------          ------------
  Total liabilities ....................................            394,327                    --               277,544
                                                             --------------          ------------          ------------
Net Assets .............................................     $1,181,247,404          $124,772,879          $890,675,996
                                                             ==============          ============          ============
Net Assets:
Accumulation Units .....................................      1,173,214,465           124,224,802           887,659,623
Contracts in payout (annuitization) period .............          7,420,579               548,077             2,170,361
Retained by AXA Equitable in Separate Account A ........            612,360                    --               846,012
                                                             --------------          ------------          ------------
Total net assets .......................................     $1,181,247,404          $124,772,879          $890,675,996
                                                             ==============          ============          ============
Investments in shares of The Trusts, at cost ...........     $  982,740,161          $130,435,571          $635,549,879
The Trusts shares held .................................
 Class A ...............................................         49,041,660             9,458,598            54,630,701
 Class B ...............................................          7,723,216             3,425,776             7,241,595




                                                          EQ/AllianceBernstein
                                                               Large Cap
                                                                 Growth
                                                         ---------------------
Assets:
Investments in shares of The Trusts, at fair value .....      $146,209,920
Receivable for The Trusts shares sold ..................                --
Receivable for policy-related transactions .............            92,412
                                                              ------------
  Total assets .........................................      $146,302,332
                                                              ------------
Liabilities:
Payable for The Trusts shares purchased ................            92,578
Payable for policy-related transactions ................                --
                                                              ------------
  Total liabilities ....................................            92,578
                                                              ------------
Net Assets .............................................      $146,209,754
                                                              ============
Net Assets:
Accumulation Units .....................................       146,203,734
Contracts in payout (annuitization) period .............                --
Retained by AXA Equitable in Separate Account A ........             6,020
                                                              ------------
Total net assets .......................................      $146,209,754
                                                              ============
Investments in shares of The Trusts, at cost ...........      $125,050,861
The Trusts shares held .................................
 Class A ...............................................                --
 Class B ...............................................        19,030,524

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                                                 EQ/AllianceBernstein
                                                          EQ/AllianceBernstein        Small Cap        EQ/AllianceBernstein
                                                              Quality Bond              Growth                 Value
                                                         ---------------------- --------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value .....      $153,304,148           $373,865,375          $500,554,765
Receivable for The Trusts shares sold ..................           122,543                243,120                    --
Receivable for policy-related transactions .............                --                     --               523,904
                                                              ------------           ------------          ------------
  Total assets .........................................      $153,426,691           $374,108,495          $501,078,669
                                                              ------------           ------------          ------------
Liabilities:
Payable for The Trusts shares purchased ................                --                     --               490,495
Payable for policy-related transactions ................             2,637                189,072                    --
                                                              ------------           ------------          ------------
  Total liabilities ....................................             2,637                189,072               490,495
                                                              ------------           ------------          ------------
Net Assets .............................................      $153,424,054           $373,919,423          $500,588,174
                                                              ============           ============          ============
Net Assets:
Accumulation Units .....................................       152,596,173            372,586,797           500,339,586
Contracts in payout (annuitization) period .............           827,881              1,332,626                    --
Retained by AXA Equitable in Separate Account A ........                --                     --               248,588
                                                              ------------           ------------          ------------
Total net assets .......................................      $153,424,054           $373,919,423          $500,588,174
                                                              ============           ============          ============
Investments in shares of The Trusts, at cost ...........      $156,516,534           $322,836,616          $429,289,713
The Trusts shares held .................................
 Class A ...............................................        11,990,279             19,340,885                    --
 Class B ...............................................         3,359,995              3,590,547            30,566,278


                                                                            EQ/AXA Rosenberg   EQ/Boston Advisors    EQ/Calvert
                                                              EQ/Ariel         Value Long/           Equity           Socially
                                                          Appreciation II     Short Equity           Income          Responsible
                                                         ----------------- ------------------ -------------------- --------------
Assets:
Investments in shares of The Trusts, at fair value .....     $3,222,815        $9,609,928          $50,723,186      $18,796,956
Receivable for The Trusts shares sold ..................             --            96,257                   --           18,787
Receivable for policy-related transactions .............          3,295                --              121,381               --
                                                             ----------        ----------          -----------      -----------
  Total assets .........................................     $3,226,110        $9,706,185          $50,844,567      $18,815,743
                                                             ----------        ----------          -----------      -----------
Liabilities:
Payable for The Trusts shares purchased ................          3,295                --              121,397               --
Payable for policy-related transactions ................             --            96,273                   --           18,792
                                                             ----------        ----------          -----------      -----------
  Total liabilities ....................................          3,295            96,273              121,397           18,792
                                                             ----------        ----------          -----------      -----------
Net Assets .............................................     $3,222,815        $9,609,912          $50,723,170      $18,796,951
                                                             ==========        ==========          ===========      ===========
Net Assets:
Accumulation Units .....................................      3,221,785         9,606,388           50,719,781       16,786,938
Contracts in payout (annuitization) period .............             --                --                   --               --
Retained by AXA Equitable in Separate Account A ........          1,030             3,524                3,389        2,010,013
                                                             ----------        ----------          -----------      -----------
Total net assets .......................................     $3,222,815        $9,609,912          $50,723,170      $18,796,951
                                                             ==========        ==========          ===========      ===========
Investments in shares of The Trusts, at cost ...........     $2,972,281        $9,849,457          $47,935,986      $17,841,436
The Trusts shares held .................................
 Class A ...............................................             --                --                   --               --
 Class B ...............................................        287,307           907,453            7,320,782        2,203,859

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                           EQ/Capital      EQ/Capital      EQ/Capital
                                                            Guardian        Guardian        Guardian
                                                             Growth      International      Research
                                                         -------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value .....  $11,198,114     $98,543,968    $152,411,582
Receivable for The Trusts shares sold ..................           --              --          16,638
Receivable for policy-related transactions .............        5,065         171,583              --
                                                          -----------     -----------    ------------
  Total assets .........................................  $11,203,179     $98,715,551    $152,428,220
                                                          -----------     -----------    ------------
Liabilities:
Payable for The Trusts shares purchased ................        5,099         171,026              --
Payable for policy-related transactions ................           --              --          16,540
                                                          -----------     -----------    ------------
  Total liabilities ....................................        5,099         171,026          16,540
                                                          -----------     -----------    ------------
Net Assets .............................................  $11,198,080     $98,544,525    $152,411,680
                                                          ===========     ===========    ============
Net Assets:
Accumulation Units .....................................   11,178,043      98,514,160     152,378,092
Contracts in payout (annuitization) period .............           --              --              --
Retained by AXA Equitable in Separate Account A ........       20,037          30,365          33,588
                                                          -----------     -----------    ------------
Total net assets .......................................  $11,198,080     $98,544,525    $152,411,680
                                                          ===========     ===========    ============
Investments in shares of The Trusts, at cost ...........  $10,250,050     $86,739,275    $113,060,576
The Trusts shares held .................................
 Class A ...............................................           --              --              --
 Class B ...............................................      799,317       7,091,521      10,927,733


                                                            EQ/Capital    EQ/Caywood-Scholl
                                                             Guardian         High Yield      EQ/Davis New      EQ/Equity
                                                           U.S. Equity           Bond         York Venture      500 Index
                                                         --------------- ------------------- -------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value .....  $127,891,145       $16,052,611        $330,796     $1,042,556,527
Receivable for The Trusts shares sold ..................        59,771                --              --            353,754
Receivable for policy-related transactions .............            --            71,102           1,215                 --
                                                          ------------       -----------        --------     --------------
  Total assets .........................................  $127,950,916       $16,123,713        $332,011     $1,042,910,281
                                                          ------------       -----------        --------     --------------
Liabilities:
Payable for The Trusts shares purchased ................            --            71,101           1,203                 --
Payable for policy-related transactions ................        59,603                --              --            876,831
                                                          ------------       -----------        --------     --------------
  Total liabilities ....................................        59,603            71,101           1,203            876,831
                                                          ------------       -----------        --------     --------------
Net Assets .............................................  $127,891,313       $16,052,612        $330,808     $1,042,033,450
                                                          ============       ===========        ========     ==============
Net Assets:
Accumulation Units .....................................   127,849,834        16,051,161         330,808      1,036,895,028
Contracts in payout (annuitization) period .............            --                --              --          4,474,277
Retained by AXA Equitable in Separate Account A ........        41,479             1,451              --            664,145
                                                          ------------       -----------        --------     --------------
Total net assets .......................................  $127,891,313       $16,052,612        $330,808     $1,042,033,450
                                                          ============       ===========        ========     ==============
Investments in shares of The Trusts, at cost ...........  $121,670,561       $16,150,994        $324,725     $  923,112,703
The Trusts shares held .................................
 Class A ...............................................            --                --              --         36,274,789
 Class B ...............................................    10,845,796         3,455,259          30,617          3,969,176

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                           EQ/Evergreen
                                                          International   EQ/Evergreen       EQ/FI
                                                               Bond           Omega         Mid Cap
                                                         --------------- -------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value .....    $7,685,202    $22,791,759    $318,047,082
Receivable for The Trusts shares sold ..................            --          3,657              --
Receivable for policy-related transactions .............        69,224             --         159,330
                                                            ----------    -----------    ------------
  Total assets .........................................    $7,754,426    $22,795,416    $318,206,412
                                                            ----------    -----------    ------------
Liabilities:
Payable for The Trusts shares purchased ................        69,224             --         159,782
Payable for policy-related transactions ................            --          1,081              --
                                                            ----------    -----------    ------------
  Total liabilities ....................................        69,224          1,081         159,782
                                                            ----------    -----------    ------------
Net Assets .............................................    $7,685,202    $22,794,335    $318,046,630
                                                            ==========    ===========    ============
Net Assets:
Accumulation Units .....................................     7,684,669     22,739,430     318,025,758
Contracts in payout (annuitization) period .............            --             --              --
Retained by AXA Equitable in Separate Account A ........           533         54,905          20,872
                                                            ----------    -----------    ------------
Total net assets .......................................    $7,685,202    $22,794,335    $318,046,630
                                                            ==========    ===========    ============
Investments in shares of The Trusts, at cost ...........    $7,549,970    $23,052,354    $311,774,689
The Trusts shares held .................................
 Class A ...............................................            --             --              --
 Class B ...............................................       762,790      2,648,047      29,867,847


                                                              EQ/FI                     EQ/Franklin     EQ/GAMCO
                                                             Mid Cap      EQ/Franklin    Small Cap    Mergers and
                                                              Value          Income        Value      Acquisitions
                                                         --------------- ------------- ------------- -------------
Assets:
Investments in shares of The Trusts, at fair value .....  $493,595,271    $12,767,115   $1,216,058    $7,593,169
Receivable for The Trusts shares sold ..................        65,578             --           --            --
Receivable for policy-related transactions .............            --        224,130        4,947        24,193
                                                          ------------    -----------   ----------    ----------
  Total assets .........................................  $493,660,849    $12,991,245   $1,221,005    $7,617,362
                                                          ------------    -----------   ----------    ----------
Liabilities:
Payable for The Trusts shares purchased ................            --        223,870        4,947        24,193
Payable for policy-related transactions ................        58,466             --           --            --
                                                          ------------    -----------   ----------    ----------
  Total liabilities ....................................        58,466        223,870        4,947        24,193
                                                          ------------    -----------   ----------    ----------
Net Assets .............................................  $493,602,383    $12,767,375   $1,216,058    $7,593,169
                                                          ============    ===========   ==========    ==========
Net Assets:
Accumulation Units .....................................   493,559,823     12,767,375    1,216,058     7,591,228
Contracts in payout (annuitization) period .............            --             --           --            --
Retained by AXA Equitable in Separate Account A ........        42,560             --           --         1,941
                                                          ------------    -----------   ----------    ----------
Total net assets .......................................  $493,602,383    $12,767,375   $1,216,058    $7,593,169
                                                          ============    ===========   ==========    ==========
Investments in shares of The Trusts, at cost ...........  $472,605,293    $12,583,280   $1,203,377    $7,461,586
The Trusts shares held .................................
 Class A ...............................................            --             --           --            --
 Class B ...............................................    34,511,986      1,226,568      112,070       609,803

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                             EQ/GAMCO                          EQ/Janus
                                                          Small Company   EQ/International     Large Cap
                                                              Value            Growth           Growth
                                                         --------------- ------------------ --------------
Assets:
Investments in shares of The Trusts, at fair value .....   $66,229,586       $12,582,928     $72,318,256
Receivable for The Trusts shares sold ..................            --           103,375              --
Receivable for policy-related transactions .............       258,582                --          39,033
                                                           -----------       -----------     -----------
  Total assets .........................................   $66,488,168       $12,686,303     $72,357,289
                                                           -----------       -----------     -----------
Liabilities:
Payable for The Trusts shares purchased ................       258,791                --          38,996
Payable for policy-related transactions ................            --           103,365              --
                                                           -----------       -----------     -----------
  Total liabilities ....................................       258,791           103,365          38,996
                                                           -----------       -----------     -----------
Net Assets .............................................   $66,229,377       $12,582,938     $72,318,293
                                                           ===========       ===========     ===========
Net Assets:
Accumulation Units .....................................    66,227,183        12,581,044      72,314,613
Contracts in payout (annuitization) period .............            --                --              --
Retained by AXA Equitable in Separate Account A ........         2,194             1,894           3,680
                                                           -----------       -----------     -----------
Total net assets .......................................   $66,229,377       $12,582,938     $72,318,293
                                                           ===========       ===========     ===========
Investments in shares of The Trusts, at cost ...........   $63,631,314       $11,756,515     $63,057,758
The Trusts shares held .................................
 Class A ...............................................            --                --              --
 Class B ...............................................     2,197,927         1,936,114      10,465,272


                                                           EQ/JPMorgan        EQ/JPMorgan       EQ/Legg Mason      EQ/Long
                                                            Core Bond     Value Opportunities    Value Equity     Term Bond
                                                         --------------- --------------------- --------------- --------------
Assets:
Investments in shares of The Trusts, at fair value .....  $117,715,779        $68,778,222        $18,867,134    $17,751,874
Receivable for The Trusts shares sold ..................            --             25,719                 --             --
Receivable for policy-related transactions .............       319,456                 --             61,292        124,965
                                                          ------------        -----------        -----------    -----------
  Total assets .........................................  $118,035,235        $68,803,941        $18,928,426    $17,876,839
                                                          ------------        -----------        -----------    -----------
Liabilities:
Payable for The Trusts shares purchased ................       321,924                 --             61,292        124,850
Payable for policy-related transactions ................            --             25,967                 --             --
                                                          ------------        -----------        -----------    -----------
  Total liabilities ....................................       321,924             25,967             61,292        124,850
                                                          ------------        -----------        -----------    -----------
Net Assets .............................................  $117,713,311        $68,777,974        $18,867,134    $17,751,989
                                                          ============        ===========        ===========    ===========
Net Assets:
Accumulation Units .....................................   117,710,473         68,747,637         18,866,238     17,749,124
Contracts in payout (annuitization) period .............            --                 --                 --             --
Retained by AXA Equitable in Separate Account A ........         2,838             30,337                896          2,865
                                                          ------------        -----------        -----------    -----------
Total net assets .......................................  $117,713,311        $68,777,974        $18,867,134    $17,751,989
                                                          ============        ===========        ===========    ===========
Investments in shares of The Trusts, at cost ...........  $120,255,622        $56,282,226        $17,446,559    $17,993,318
The Trusts shares held .................................
 Class A ...............................................            --                 --                 --             --
 Class B ...............................................    10,729,678          4,846,794          1,687,231      1,337,826

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                          EQ/Lord Abbett
                                                            Growth and    EQ/Lord Abbett   EQ/Lord Abbett
                                                              Income      Large Cap Core    Mid Cap Value
                                                         --------------- ---------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value .....   $11,696,321      $4,133,540       $17,362,386
Receivable for The Trusts shares sold ..................            --              --                --
Receivable for policy-related transactions .............        41,537           1,263            12,832
                                                           -----------      ----------       -----------
  Total assets .........................................   $11,737,858      $4,134,803       $17,375,218
                                                           -----------      ----------       -----------
Liabilities:
Payable for The Trusts shares purchased ................        41,537           1,264            12,926
Payable for policy-related transactions ................            --              --                --
                                                           -----------      ----------       -----------
  Total liabilities ....................................        41,537           1,264            12,926
                                                           -----------      ----------       -----------
Net Assets .............................................   $11,696,321      $4,133,539       $17,362,292
                                                           ===========      ==========       ===========
Net Assets:
Accumulation Units .....................................    11,695,234       4,130,836        17,357,435
Contracts in payout (annuitization) period .............            --              --                --
Retained by AXA Equitable in Separate Account A ........         1,087           2,703             4,857
                                                           -----------      ----------       -----------
Total net assets .......................................   $11,696,321      $4,133,539       $17,362,292
                                                           ===========      ==========       ===========
Investments in shares of The Trusts, at cost ...........   $11,115,278      $3,870,676       $16,026,026
The Trusts shares held .................................
 Class A ...............................................            --              --                --
 Class B ...............................................       945,129         347,605         1,390,806


                                                                            EQ/Mercury      EQ/Mercury    EQ/MFS Emerging
                                                            EQ/Marsico     Basic Value    International        Growth
                                                              Focus           Equity          Value          Companies
                                                         --------------- --------------- --------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value .....  $321,891,669    $391,200,779    $305,180,728      $314,279,451
Receivable for The Trusts shares sold ..................            --              --              --           259,009
Receivable for policy-related transactions .............       434,131           5,473         146,014                --
                                                          ------------    ------------    ------------      ------------
  Total assets .........................................  $322,325,800    $391,206,252    $305,326,742      $314,538,460
                                                          ------------    ------------    ------------      ------------
Liabilities:
Payable for The Trusts shares purchased ................       430,736           4,878         142,624                --
Payable for policy-related transactions ................            --              --              --           261,263
                                                          ------------    ------------    ------------      ------------
  Total liabilities ....................................       430,736           4,878         142,624           261,263
                                                          ------------    ------------    ------------      ------------
Net Assets .............................................  $321,895,064    $391,201,374    $305,184,118      $314,277,197
                                                          ============    ============    ============      ============
Net Assets:
Accumulation Units .....................................   321,846,289     391,171,224     305,076,334       314,252,435
Contracts in payout (annuitization) period .............            --              --              --                --
Retained by AXA Equitable in Separate Account A ........        48,775          30,150         107,784            24,762
                                                          ------------    ------------    ------------      ------------
Total net assets .......................................  $321,895,064    $391,201,374    $305,184,118      $314,277,197
                                                          ============    ============    ============      ============
Investments in shares of The Trusts, at cost ...........  $284,231,263    $342,905,829    $259,258,980      $242,532,118
The Trusts shares held .................................
 Class A ...............................................            --              --              --                --
 Class B ...............................................    19,182,135      22,920,119      18,302,127        20,407,981

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                               EQ/MFS          EQ/Money       EQ/Montag &
                                                          Investors Trust       Market      Caldwell Growth
                                                         ----------------- --------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value .....    $16,426,451     $149,738,561       $3,688,549
Receivable for The Trusts shares sold ..................          1,162               --               --
Receivable for policy-related transactions .............             --          156,238            9,391
                                                            -----------     ------------       ----------
  Total assets .........................................    $16,427,613     $149,894,799       $3,697,940
                                                            -----------     ------------       ----------
Liabilities:
Payable for The Trusts shares purchased ................             --           13,123            9,395
Payable for policy-related transactions ................          1,162               --               --
                                                            -----------     ------------       ----------
  Total liabilities ....................................          1,162           13,123            9,395
                                                            -----------     ------------       ----------
Net Assets .............................................    $16,426,451     $149,881,676       $3,688,545
                                                            ===========     ============       ==========
Net Assets:
Accumulation Units .....................................     16,367,798      145,597,339        3,685,893
Contracts in payout (annuitization) period .............             --          841,127               --
Retained by AXA Equitable in Separate Account A ........         58,653        3,443,210            2,652
                                                            -----------     ------------       ----------
Total net assets .......................................    $16,426,451     $149,881,676       $3,688,545
                                                            ===========     ============       ==========
Investments in shares of The Trusts, at cost ...........    $12,975,341     $150,149,605       $3,463,544
The Trusts shares held .................................
 Class A ...............................................             --      115,877,569               --
 Class B ...............................................      1,451,893       33,851,200          676,734


                                                                                         EQ/Oppenheimer
                                                           EQ/Mutual    EQ/Oppenheimer    Main Street      EQ/PIMCO
                                                             Shares         Global         Small Cap      Real Return
                                                         ------------- ---------------- --------------- --------------
Assets:
Investments in shares of The Trusts, at fair value .....  $4,705,001      $2,340,355       $1,493,275    $29,904,181
Receivable for The Trusts shares sold ..................          --              --               --             --
Receivable for policy-related transactions .............      91,769          49,639           26,507         82,459
                                                          ----------      ----------       ----------    -----------
  Total assets .........................................  $4,796,770      $2,389,994       $1,519,782    $29,986,640
                                                          ----------      ----------       ----------    -----------
Liabilities:
Payable for The Trusts shares purchased ................      91,676          49,639           26,497         81,454
Payable for policy-related transactions ................          --              --               --             --
                                                          ----------      ----------       ----------    -----------
  Total liabilities ....................................      91,676          49,639           26,497         81,454
                                                          ----------      ----------       ----------    -----------
Net Assets .............................................  $4,705,094      $2,340,355       $1,493,285    $29,905,186
                                                          ==========      ==========       ==========    ===========
Net Assets:
Accumulation Units .....................................   4,705,094       2,340,278        1,493,285     29,905,186
Contracts in payout (annuitization) period .............          --              --               --             --
Retained by AXA Equitable in Separate Account A ........          --              77               --             --
                                                          ----------      ----------       ----------    -----------
Total net assets .......................................  $4,705,094      $2,340,355       $1,493,285    $29,905,186
                                                          ==========      ==========       ==========    ===========
Investments in shares of The Trusts, at cost ...........  $4,584,523      $2,270,044       $1,472,029    $31,085,845
The Trusts shares held .................................
 Class A ...............................................          --              --               --             --
 Class B ...............................................     437,935         212,845          137,096      3,058,146

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006

                                                             EQ/Short        EQ/Small        EQ/Small
                                                          Duration Bond     Cap Value     Company Growth
                                                         --------------- --------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value .....    $7,342,245    $213,101,248      $39,283,151
Receivable for The Trusts shares sold ..................            --              --               --
Receivable for policy-related transactions .............        14,886          16,498          188,800
                                                            ----------    ------------      -----------
  Total assets .........................................    $7,357,131    $213,117,746      $39,471,951
                                                            ----------    ------------      -----------
Liabilities:
Payable for The Trusts shares purchased ................        14,885          11,781          188,977
Payable for policy-related transactions ................            --              --               --
                                                            ----------    ------------      -----------
  Total liabilities ....................................        14,885          11,781          188,977
                                                            ----------    ------------      -----------
Net Assets .............................................    $7,342,246    $213,105,965      $39,282,974
                                                            ==========    ============      ===========
Net Assets:
Accumulation Units .....................................     7,341,497     213,071,006       39,279,173
Contracts in payout (annuitization) period .............            --              --               --
Retained by AXA Equitable in Separate Account A ........           749          34,959            3,801
                                                            ----------    ------------      -----------
Total net assets .......................................    $7,342,246    $213,105,965      $39,282,974
                                                            ==========    ============      ===========
Investments in shares of The Trusts, at cost ...........    $7,419,220    $216,778,834      $39,363,902
The Trusts shares held .................................
 Class A ...............................................            --              --               --
 Class B ...............................................       735,210      15,542,437        4,124,140


                                                             EQ/Small        EQ/TCW     EQ/Templeton   EQ/UBS Growth
                                                          Company Index      Equity        Growth        and Income
                                                         --------------- ------------- -------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value .....  $147,451,512    $8,636,396     $4,855,987     $19,667,055
Receivable for The Trusts shares sold ..................            --         6,271             --              --
Receivable for policy-related transactions .............       245,331            --         78,891         176,811
                                                          ------------    ----------     ----------     -----------
  Total assets .........................................  $147,696,843    $8,642,667     $4,934,878     $19,843,866
                                                          ------------    ----------     ----------     -----------
Liabilities:
Payable for The Trusts shares purchased ................       224,369            --         78,821         176,825
Payable for policy-related transactions ................            --         6,399             --              --
                                                          ------------    ----------     ----------     -----------
  Total liabilities ....................................       224,369         6,399         78,821         176,825
                                                          ------------    ----------     ----------     -----------
Net Assets .............................................  $147,472,474    $8,636,268     $4,856,057     $19,667,041
                                                          ============    ==========     ==========     ===========
Net Assets:
Accumulation Units .....................................   147,411,171     8,636,268      4,856,057      19,665,323
Contracts in payout (annuitization) period .............            --            --             --              --
Retained by AXA Equitable in Separate Account A ........        61,303            --             --           1,718
                                                          ------------    ----------     ----------     -----------
Total net assets .......................................  $147,472,474    $8,636,268     $4,856,057     $19,667,041
                                                          ============    ==========     ==========     ===========
Investments in shares of The Trusts, at cost ...........  $137,280,291    $8,646,753     $4,735,852     $17,848,628
The Trusts shares held .................................
 Class A ...............................................            --            --             --              --
 Class B ...............................................    11,333,069       407,262        450,069       2,883,289

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                                            EQ/Van Kampen
                                                          EQ/Van Kampen   Emerging Markets    EQ/Van Kampen
                                                             Comstock          Equity        Mid Cap Growth
                                                         --------------- ------------------ ----------------
Assets:
Investments in shares of The Trusts, at fair value .....   $18,190,239      $410,720,462       $15,518,999
Receivable for The Trusts shares sold ..................            --                --                --
Receivable for policy-related transactions .............        28,486            75,900           160,509
                                                           -----------      ------------       -----------
  Total assets .........................................   $18,218,725      $410,796,362       $15,679,508
                                                           -----------      ------------       -----------
Liabilities:
Payable for The Trusts shares purchased ................        28,486            72,578           160,509
Payable for policy-related transactions ................            --                --                --
                                                           -----------      ------------       -----------
  Total liabilities ....................................        28,486            72,578           160,509
                                                           -----------      ------------       -----------
Net Assets .............................................   $18,190,239      $410,723,784       $15,518,999
                                                           ===========      ============       ===========
Net Assets:
Accumulation Units .....................................    18,187,113       410,513,474        15,515,581
Contracts in payout (annuitization) period .............            --                --                --
Retained by AXA Equitable in Separate Account A ........         3,126           210,310             3,418
                                                           -----------      ------------       -----------
Total net assets .......................................   $18,190,239      $410,723,784       $15,518,999
                                                           ===========      ============       ===========
Investments in shares of The Trusts, at cost ...........   $16,833,032      $353,743,104       $14,878,994
The Trusts shares held .................................
 Class A ...............................................            --                --                --
 Class B ...............................................     1,545,994        25,308,499         1,144,748



                                                          EQ/Wells Fargo
                                                            Montgomery     Target 2015   Target 2025   Target 2035
                                                             Small Cap      Allocation    Allocation   Allocation
                                                         ---------------- ------------- ------------- ------------
Assets:
Investments in shares of The Trusts, at fair value .....    $14,630,703    $1,222,018    $1,035,274     $531,115
Receivable for The Trusts shares sold ..................             --            --            --           --
Receivable for policy-related transactions .............        214,207        38,775         3,871        2,382
                                                            -----------    ----------    ----------     --------
  Total assets .........................................    $14,844,910    $1,260,793    $1,039,145     $533,497
                                                            -----------    ----------    ----------     --------
Liabilities:
Payable for The Trusts shares purchased ................        214,503        38,775         3,871        2,382
Payable for policy-related transactions ................             --            --            --           --
                                                            -----------    ----------    ----------     --------
  Total liabilities ....................................        214,503        38,775         3,871        2,382
                                                            -----------    ----------    ----------     --------
Net Assets .............................................    $14,630,407    $1,222,018    $1,035,274     $531,115
                                                            ===========    ==========    ==========     ========
Net Assets:
Accumulation Units .....................................     14,627,490     1,221,853     1,035,274      530,845
Contracts in payout (annuitization) period .............             --            --            --           --
Retained by AXA Equitable in Separate Account A ........          2,917           165            --          270
                                                            -----------    ----------    ----------     --------
Total net assets .......................................    $14,630,407    $1,222,018    $1,035,274     $531,115
                                                            ===========    ==========    ==========     ========
Investments in shares of The Trusts, at cost ...........    $13,792,663    $1,215,472    $1,023,089     $520,460
The Trusts shares held .................................
 Class A ...............................................             --            --            --           --
 Class B ...............................................      1,085,180       115,975        97,187       49,336

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2006


                                                            Target 2045    U.S. Real Estate --
                                                            Allocation           Class II
                                                           ------------   ---------------------
Assets:
Investments in shares of The Trusts, at fair value .....     $380,393          $176,251,139
Receivable for The Trusts shares sold ..................           --                    --
Receivable for policy-related transactions .............        5,721               628,406
                                                             --------          ------------
  Total assets .........................................     $386,114          $176,879,545
                                                             --------          ------------
Liabilities:
Payable for The Trusts shares purchased ................        5,618               628,517
Payable for policy-related transactions ................           --                    --
                                                             --------          ------------
  Total liabilities ....................................        5,618               628,517
                                                             --------          ------------
Net Assets .............................................     $380,496          $176,251,028
                                                             ========          ============
Net Assets:
Accumulation Units .....................................      380,496           176,231,566
Contracts in payout (annuitization) period .............           --                    --
Retained by AXA Equitable in Separate Account A ........           --                19,462
                                                             --------          ------------
Total net assets .......................................     $380,496          $176,251,028
                                                             ========          ============
Investments in shares of The Trusts, at cost ...........     $379,060          $149,202,980
The Trusts shares held .................................
 Class A ...............................................           --                    --
 Class B ...............................................       35,023             6,056,740

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

                          (Continued)




                                            Contract charges   Unit Fair Value   Units Outstanding (000's)
                                           ------------------ ----------------- --------------------------
AXA Aggressive Allocation ..............     Class B 0.50%        $ 153.46                    --
AXA Aggressive Allocation ..............     Class B 0.70%        $ 152.46                    --
AXA Aggressive Allocation ..............     Class B 0.90%        $ 151.47                     5
AXA Aggressive Allocation ..............     Class B 0.95%        $ 151.22                    63
AXA Aggressive Allocation ..............     Class B 1.20%        $ 149.99                    83
AXA Aggressive Allocation ..............     Class B 1.30%        $ 104.54                    --
AXA Aggressive Allocation ..............     Class B 1.34%        $ 149.30                   364
AXA Aggressive Allocation ..............     Class B 1.35%        $ 149.25                     2
AXA Aggressive Allocation ..............     Class B 1.45%        $ 148.76                    --
AXA Conservative Allocation ............     Class B 0.50%        $ 116.51                    --
AXA Conservative Allocation ............     Class B 0.70%        $ 115.75                    --
AXA Conservative Allocation ............     Class B 0.90%        $ 115.00                     1
AXA Conservative Allocation ............     Class B 0.95%        $ 114.81                    19
AXA Conservative Allocation ............     Class B 1.20%        $ 113.87                    55
AXA Conservative Allocation ............     Class B 1.30%        $ 101.50                    --
AXA Conservative Allocation ............     Class B 1.34%        $ 113.35                    91
AXA Conservative Allocation ............     Class B 1.35%        $ 113.31                    --
AXA Conservative Allocation ............     Class B 1.45%        $ 112.94                    --
AXA Conservative-Plus Allocation .......     Class B 0.50%        $ 124.39                    --
AXA Conservative-Plus Allocation .......     Class B 0.70%        $ 123.58                    --
AXA Conservative-Plus Allocation .......     Class B 0.90%        $ 122.77                     4
AXA Conservative-Plus Allocation .......     Class B 0.95%        $ 122.57                    34
AXA Conservative-Plus Allocation .......     Class B 1.20%        $ 121.57                    80
AXA Conservative-Plus Allocation .......     Class B 1.30%        $ 102.29                    --
AXA Conservative-Plus Allocation .......     Class B 1.34%        $ 121.01                   222
AXA Conservative-Plus Allocation .......     Class B 1.35%        $ 120.97                     1
AXA Conservative-Plus Allocation .......     Class B 1.45%        $ 120.58                    --
AXA Moderate Allocation ................     Class A 0.50%        $ 103.11                    --
AXA Moderate Allocation ................     Class A 0.70%        $ 167.68                    --
AXA Moderate Allocation ................     Class A 0.90%        $ 201.66                    60
AXA Moderate Allocation ................     Class A 1.20%        $ 180.56                     3
AXA Moderate Allocation ................     Class A 1.34%        $  63.00                18,359
AXA Moderate Allocation ................     Class A 1.35%        $ 214.80                   118
AXA Moderate Allocation ................     Class A 1.35%        $ 213.45                 1,696
AXA Moderate Allocation ................     Class A 1.45%        $ 137.52                     4
AXA Moderate Allocation ................     Class B 0.50%        $ 120.52                    --
AXA Moderate Allocation ................     Class B 0.70%        $ 167.68                     2
AXA Moderate Allocation ................     Class B 0.70%        $ 130.44                     4
AXA Moderate Allocation ................     Class B 0.90%        $ 126.31                    22
AXA Moderate Allocation ................     Class B 0.90%        $ 143.03                     9
AXA Moderate Allocation ................     Class B 0.95%        $ 128.05                   273
AXA Moderate Allocation ................     Class B 1.20%        $ 137.55                   699
AXA Moderate Allocation ................     Class B 1.30%        $ 102.92                    --
AXA Moderate-Plus Allocation ...........     Class B 0.50%        $ 145.39                    --
AXA Moderate-Plus Allocation ...........     Class B 0.70%        $ 144.44                     1
AXA Moderate-Plus Allocation ...........     Class B 0.90%        $ 143.50                    16
AXA Moderate-Plus Allocation ...........     Class B 0.95%        $ 143.27                   237
AXA Moderate-Plus Allocation ...........     Class B 1.20%        $ 142.10                   290
AXA Moderate-Plus Allocation ...........     Class B 1.30%        $ 103.68                    --
AXA Moderate-Plus Allocation ...........     Class B 1.34%        $ 141.45                 1,337
AXA Moderate-Plus Allocation ...........     Class B 1.35%        $ 141.40                     4
AXA Moderate-Plus Allocation ...........     Class B 1.45%        $ 140.94                     1

                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                           Contract charges   Unit Fair Value   Units Outstanding (000's)
                                          ------------------ ----------------- --------------------------
AXA Premier VIP Aggressive Equity .....     Class A 0.50%        $ 105.24                    --
AXA Premier VIP Aggressive Equity .....     Class A 0.70%        $  86.97                    --
AXA Premier VIP Aggressive Equity .....     Class A 0.90%        $ 107.97                    53
AXA Premier VIP Aggressive Equity .....     Class A 1.20%        $  95.60                    --
AXA Premier VIP Aggressive Equity .....     Class A 1.34%        $  80.76                 9,159
AXA Premier VIP Aggressive Equity .....     Class A 1.35%        $ 141.76                 1,113
AXA Premier VIP Aggressive Equity .....     Class A 1.35%        $ 149.25                   136
AXA Premier VIP Aggressive Equity .....     Class A 1.45%        $  78.53                     5
AXA Premier VIP Aggressive Equity .....     Class B 0.50%        $  79.87                    --
AXA Premier VIP Aggressive Equity .....     Class B 0.70%        $  86.97                    15
AXA Premier VIP Aggressive Equity .....     Class B 0.70%        $  86.55                    --
AXA Premier VIP Aggressive Equity .....     Class B 0.90%        $  66.63                    29
AXA Premier VIP Aggressive Equity .....     Class B 0.90%        $  80.84                     1
AXA Premier VIP Aggressive Equity .....     Class B 0.95%        $  84.96                    33
AXA Premier VIP Aggressive Equity .....     Class B 1.20%        $  78.55                   112
AXA Premier VIP Aggressive Equity .....     Class B 1.30%        $ 105.05                    --
AXA Premier VIP Core Bond .............     Class B 0.50%        $ 120.06                    --
AXA Premier VIP Core Bond .............     Class B 0.70%        $ 118.85                    --
AXA Premier VIP Core Bond .............     Class B 0.70%        $ 104.15                    --
AXA Premier VIP Core Bond .............     Class B 0.90%        $ 117.67                     2
AXA Premier VIP Core Bond .............     Class B 0.90%        $ 103.74                    --
AXA Premier VIP Core Bond .............     Class B 0.95%        $ 117.37                   107
AXA Premier VIP Core Bond .............     Class B 1.20%        $ 115.90                   111
AXA Premier VIP Core Bond .............     Class B 1.20%        $ 103.13                    --
AXA Premier VIP Core Bond .............     Class B 1.30%        $ 100.50                    --
AXA Premier VIP Core Bond .............     Class B 1.34%        $ 115.08                   370
AXA Premier VIP Core Bond .............     Class B 1.35%        $ 115.02                     1
AXA Premier VIP Core Bond .............     Class B 1.45%        $ 114.44                    --
AXA Premier VIP Health Care ...........     Class B 0.50%        $ 126.14                    --
AXA Premier VIP Health Care ...........     Class B 0.70%        $ 124.88                    --
AXA Premier VIP Health Care ...........     Class B 0.70%        $ 113.58                    --
AXA Premier VIP Health Care ...........     Class B 0.90%        $ 123.63                     3
AXA Premier VIP Health Care ...........     Class B 0.90%        $ 113.14                    --
AXA Premier VIP Health Care ...........     Class B 0.95%        $ 123.32                    29
AXA Premier VIP Health Care ...........     Class B 1.20%        $ 121.77                    60
AXA Premier VIP Health Care ...........     Class B 1.30%        $ 100.02                    --
AXA Premier VIP Health Care ...........     Class B 1.34%        $ 160.25                     1
AXA Premier VIP Health Care ...........     Class B 1.34%        $ 109.04                    --
AXA Premier VIP Health Care ...........     Class B 1.34%        $ 120.91                   291
AXA Premier VIP Health Care ...........     Class B 1.35%        $ 120.85                     3
AXA Premier VIP Health Care ...........     Class B 1.45%        $ 120.24                    --
AXA Premier VIP High Yield ............     Class A 0.50%        $ 102.63                    --
AXA Premier VIP High Yield ............     Class A 0.70%        $ 120.25                    --
AXA Premier VIP High Yield ............     Class A 0.90%        $ 157.99                     4
AXA Premier VIP High Yield ............     Class A 1.20%        $ 134.04                    --
AXA Premier VIP High Yield ............     Class A 1.34%        $ 178.48                   737
AXA Premier VIP High Yield ............     Class A 1.35%        $ 190.32                    25
AXA Premier VIP High Yield ............     Class A 1.45%        $ 104.89                     1
AXA Premier VIP High Yield ............     Class B 0.50%        $ 134.63                    --
AXA Premier VIP High Yield ............     Class B 0.70%        $ 120.25                    --
AXA Premier VIP High Yield ............     Class B 0.70%        $ 127.15                    --
AXA Premier VIP High Yield ............     Class B 0.90%        $ 108.02                     5

                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                               Contract charges   Unit Fair Value   Units Outstanding (000's)
                                              ------------------ ----------------- --------------------------
AXA Premier VIP High Yield ................     Class B 0.95%        $ 124.82                  156
AXA Premier VIP High Yield ................     Class B 1.20%        $ 104.90                  218
AXA Premier VIP High Yield ................     Class B 1.30%        $ 102.45                   --
AXA Premier VIP International Equity ......     Class B 0.50%        $ 176.83                   --
AXA Premier VIP International Equity ......     Class B 0.70%        $ 175.06                    1
AXA Premier VIP International Equity ......     Class B 0.70%        $ 146.49                   --
AXA Premier VIP International Equity ......     Class B 0.90%        $ 173.31                    4
AXA Premier VIP International Equity ......     Class B 0.90%        $ 145.92                   --
AXA Premier VIP International Equity ......     Class B 0.95%        $ 172.87                   83
AXA Premier VIP International Equity ......     Class B 1.20%        $ 170.70                   89
AXA Premier VIP International Equity ......     Class B 1.30%        $ 105.91                   --
AXA Premier VIP International Equity ......     Class B 1.34%        $ 196.45                    8
AXA Premier VIP International Equity ......     Class B 1.34%        $ 140.64                   --
AXA Premier VIP International Equity ......     Class B 1.34%        $ 169.50                  430
AXA Premier VIP International Equity ......     Class B 1.35%        $ 169.41                   --
AXA Premier VIP International Equity ......     Class B 1.45%        $ 168.56                   --
AXA Premier VIP Large Cap Core Equity .....     Class B 0.50%        $ 128.70
AXA Premier VIP Large Cap Core Equity .....     Class B 0.70%        $ 127.42                   --
AXA Premier VIP Large Cap Core Equity .....     Class B 0.70%        $ 122.09                   --
AXA Premier VIP Large Cap Core Equity .....     Class B 0.90%        $ 126.14                   --
AXA Premier VIP Large Cap Core Equity .....     Class B 0.90%        $ 125.51                   --
AXA Premier VIP Large Cap Core Equity .....     Class B 0.90%        $ 121.61                   --
AXA Premier VIP Large Cap Core Equity .....     Class B 0.95%        $ 125.82                   12
AXA Premier VIP Large Cap Core Equity .....     Class B 1.20%        $ 124.24                   29
AXA Premier VIP Large Cap Core Equity .....     Class B 1.20%        $ 120.89                   --
AXA Premier VIP Large Cap Core Equity .....     Class B 1.30%        $ 102.93                   --
AXA Premier VIP Large Cap Core Equity .....     Class B 1.34%        $ 123.37                  120
AXA Premier VIP Large Cap Core Equity .....     Class B 1.35%        $ 123.30                    1
AXA Premier VIP Large Cap Core Equity .....     Class B 1.45%        $ 122.68                   --
AXA Premier VIP Large Cap Growth ..........     Class B 0.50%        $ 100.59                   --
AXA Premier VIP Large Cap Growth ..........     Class B 0.70%        $  99.58                   --
AXA Premier VIP Large Cap Growth ..........     Class B 0.70%        $ 108.87                   --
AXA Premier VIP Large Cap Growth ..........     Class B 0.90%        $  98.58                    4
AXA Premier VIP Large Cap Growth ..........     Class B 0.90%        $ 108.44                   --
AXA Premier VIP Large Cap Growth ..........     Class B 0.95%        $  98.34                   53
AXA Premier VIP Large Cap Growth ..........     Class B 1.20%        $  97.10                   66
AXA Premier VIP Large Cap Growth ..........     Class B 1.20%        $ 107.80                   --
AXA Premier VIP Large Cap Growth ..........     Class B 1.30%        $ 101.24                   --
AXA Premier VIP Large Cap Growth ..........     Class B 1.34%        $  96.42                  257
AXA Premier VIP Large Cap Growth ..........     Class B 1.35%        $  96.37                    3
AXA Premier VIP Large Cap Growth ..........     Class B 1.45%        $  95.88                   --
AXA Premier VIP Large Cap Value ...........     Class B 0.50%        $ 149.85                   --
AXA Premier VIP Large Cap Value ...........     Class B 0.70%        $ 148.35                   --
AXA Premier VIP Large Cap Value ...........     Class B 0.70%        $ 127.67                   --
AXA Premier VIP Large Cap Value ...........     Class B 0.90%        $ 146.87                    2
AXA Premier VIP Large Cap Value ...........     Class B 0.90%        $ 127.17                   --
AXA Premier VIP Large Cap Value ...........     Class B 0.95%        $ 146.50                   59
AXA Premier VIP Large Cap Value ...........     Class B 1.20%        $ 144.66                   87
AXA Premier VIP Large Cap Value ...........     Class B 1.20%        $ 126.42                   --
AXA Premier VIP Large Cap Value ...........     Class B 1.30%        $ 103.97                   --
AXA Premier VIP Large Cap Value ...........     Class B 1.34%        $ 143.64                  308

                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2006


                                           Contract charges   Unit Fair Value   Units Outstanding (000's)
                                          ------------------ ----------------- --------------------------
AXA Premier VIP Large Cap Value .......     Class B 1.35%        $ 143.57                     1
AXA Premier VIP Large Cap Value .......     Class B 1.45%        $ 142.84                    --
AXA Premier VIP Mid Cap Growth ........     Class B 0.50%        $ 114.09                    --
AXA Premier VIP Mid Cap Growth ........     Class B 0.70%        $ 112.95                    --
AXA Premier VIP Mid Cap Growth ........     Class B 0.70%        $ 122.32                    --
AXA Premier VIP Mid Cap Growth ........     Class B 0.90%        $ 111.81                     3
AXA Premier VIP Mid Cap Growth ........     Class B 0.90%        $ 121.84                    --
AXA Premier VIP Mid Cap Growth ........     Class B 0.95%        $ 111.53                    80
AXA Premier VIP Mid Cap Growth ........     Class B 1.20%        $ 110.13                   116
AXA Premier VIP Mid Cap Growth ........     Class B 1.30%        $ 103.27                    --
AXA Premier VIP Mid Cap Growth ........     Class B 1.34%        $ 164.64                     5
AXA Premier VIP Mid Cap Growth ........     Class B 1.34%        $ 117.43                    --
AXA Premier VIP Mid Cap Growth ........     Class B 1.34%        $ 109.36                   547
AXA Premier VIP Mid Cap Growth ........     Class B 1.35%        $ 109.30                     1
AXA Premier VIP Mid Cap Growth ........     Class B 1.45%        $ 108.75                     1
AXA Premier VIP Mid Cap Value .........     Class B 0.50%        $ 145.32                    --
AXA Premier VIP Mid Cap Value .........     Class B 0.70%        $ 143.86                    --
AXA Premier VIP Mid Cap Value .........     Class B 0.70%        $ 125.69                    --
AXA Premier VIP Mid Cap Value .........     Class B 0.90%        $ 142.42                     2
AXA Premier VIP Mid Cap Value .........     Class B 0.90%        $ 125.20                    --
AXA Premier VIP Mid Cap Value .........     Class B 0.95%        $ 142.07                    57
AXA Premier VIP Mid Cap Value .........     Class B 1.20%        $ 140.28                    85
AXA Premier VIP Mid Cap Value .........     Class B 1.30%        $ 102.93                    --
AXA Premier VIP Mid Cap Value .........     Class B 1.34%        $ 178.79                     3
AXA Premier VIP Mid Cap Value .........     Class B 1.34%        $ 120.67                    --
AXA Premier VIP Mid Cap Value .........     Class B 1.34%        $ 139.29                   391
AXA Premier VIP Mid Cap Value .........     Class B 1.35%        $ 139.22                     1
AXA Premier VIP Mid Cap Value .........     Class B 1.45%        $ 138.52                    --
AXA Premier VIP Technology ............     Class B 0.50%        $ 110.62                    --
AXA Premier VIP Technology ............     Class B 0.70%        $ 109.51                    10
AXA Premier VIP Technology ............     Class B 0.70%        $ 124.26                    --
AXA Premier VIP Technology ............     Class B 0.90%        $ 108.42                     6
AXA Premier VIP Technology ............     Class B 0.90%        $ 123.77                    --
AXA Premier VIP Technology ............     Class B 0.95%        $ 108.14                    77
AXA Premier VIP Technology ............     Class B 1.20%        $ 106.79                   124
AXA Premier VIP Technology ............     Class B 1.30%        $ 104.68                    --
AXA Premier VIP Technology ............     Class B 1.34%        $ 164.29                     2
AXA Premier VIP Technology ............     Class B 1.34%        $ 119.29                    --
AXA Premier VIP Technology ............     Class B 1.34%        $ 106.03                   838
AXA Premier VIP Technology ............     Class B 1.35%        $ 105.98                     5
AXA Premier VIP Technology ............     Class B 1.45%        $ 105.44                     1
EQ/AllianceBernstein Common Stock .....     Class A 0.50%        $ 104.17                    --
EQ/AllianceBernstein Common Stock .....     Class A 0.70%        $ 159.38                    --
EQ/AllianceBernstein Common Stock .....     Class A 0.74%        $ 500.91                   104
EQ/AllianceBernstein Common Stock .....     Class A 0.74%        $ 542.59                    37
EQ/AllianceBernstein Common Stock .....     Class A 0.90%        $ 226.80                    65
EQ/AllianceBernstein Common Stock .....     Class A 1.20%        $ 188.20                    --
EQ/AllianceBernstein Common Stock .....     Class A 1.34%        $ 374.77                    14
EQ/AllianceBernstein Common Stock .....     Class A 1.35%        $ 290.56                 2,645
EQ/AllianceBernstein Common Stock .....     Class A 1.35%        $ 303.59                   157
EQ/AllianceBernstein Common Stock .....     Class A 1.45%        $ 117.24                    26
EQ/AllianceBernstein Common Stock .....     Class A 1.49%        $ 374.77                 8,161

                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                    Contract charges   Unit Fair Value   Units Outstanding (000's)
                                                   ------------------ ----------------- --------------------------
EQ/AllianceBernstein Common Stock ..............     Class B 0.50%        $ 102.09                    --
EQ/AllianceBernstein Common Stock ..............     Class B 0.70%        $ 159.38                    13
EQ/AllianceBernstein Common Stock ..............     Class B 0.70%        $ 106.36                    --
EQ/AllianceBernstein Common Stock ..............     Class B 0.90%        $ 109.76                    43
EQ/AllianceBernstein Common Stock ..............     Class B 0.90%        $ 122.83                     6
EQ/AllianceBernstein Common Stock ..............     Class B 0.95%        $ 104.41                   428
EQ/AllianceBernstein Common Stock ..............     Class B 1.20%        $ 117.28                 1,179
EQ/AllianceBernstein Common Stock ..............     Class B 1.30%        $ 103.98                    --
EQ/AllianceBernstein Growth and Income .........     Class A 0.50%        $ 104.53                    --
EQ/AllianceBernstein Growth and Income .........     Class A 0.70%        $ 215.00                    --
EQ/AllianceBernstein Growth and Income .........     Class A 0.90%        $ 302.39                    24
EQ/AllianceBernstein Growth and Income .........     Class A 1.20%        $ 253.32                    --
EQ/AllianceBernstein Growth and Income .........     Class A 1.34%        $ 358.06                 2,752
EQ/AllianceBernstein Growth and Income .........     Class A 1.35%        $ 358.32                    56
EQ/AllianceBernstein Growth and Income .........     Class A 1.45%        $ 170.51                     6
EQ/AllianceBernstein Growth and Income .........     Class B 0.50%        $ 135.51                    --
EQ/AllianceBernstein Growth and Income .........     Class B 0.70%        $ 215.00                     2
EQ/AllianceBernstein Growth and Income .........     Class B 0.70%        $ 152.87                    --
EQ/AllianceBernstein Growth and Income .........     Class B 0.90%        $ 177.31                    10
EQ/AllianceBernstein Growth and Income .........     Class B 0.95%        $ 150.07                   274
EQ/AllianceBernstein Growth and Income .........     Class B 1.20%        $ 170.54                   681
EQ/AllianceBernstein Growth and Income .........     Class B 1.30%        $ 104.34                    --
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class A 0.50%        $ 100.44                    --
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class A 0.70%        $ 144.18                    --
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class A 0.74%        $  80.34                    33
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class A 0.90%        $ 155.73                     3
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class A 1.20%        $ 143.80                    --
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class A 1.34%        $ 160.48                   532
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class A 1.35%        $ 154.67                    18
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class A 1.45%        $ 129.92                    --
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class B 0.50%        $ 128.11                    --
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class B 0.70%        $ 144.18                    --
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class B 0.70%        $ 132.66                    --
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class B 0.90%        $ 133.20                     2
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class B 0.95%        $ 130.22                   114
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class B 1.20%        $ 129.94                   138
EQ/AllianceBernstein Intermediate Government
Securities .....................................     Class B 1.30%        $ 100.25                    --
EQ/AllianceBernstein International .............     Class A 0.50%        $ 105.97                    --
EQ/AllianceBernstein International .............     Class A 0.70%        $ 167.52                    --

                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                               Contract charges   Unit Fair Value   Units Outstanding (000's)
                                              ------------------ ----------------- --------------------------
EQ/AllianceBernstein International ........     Class A 0.90%        $ 180.59                    31
EQ/AllianceBernstein International ........     Class A 1.20%        $ 160.24                     3
EQ/AllianceBernstein International ........     Class A 1.34%        $ 178.84                 4,232
EQ/AllianceBernstein International ........     Class A 1.35%        $ 178.63                   119
EQ/AllianceBernstein International ........     Class A 1.45%        $ 140.03                     4
EQ/AllianceBernstein International ........     Class B 0.50%        $ 140.38                    --
EQ/AllianceBernstein International ........     Class B 0.70%        $ 145.53                    --
EQ/AllianceBernstein International ........     Class B 0.70%        $ 167.52                     3
EQ/AllianceBernstein International ........     Class B 0.90%        $ 148.60                    12
EQ/AllianceBernstein International ........     Class B 0.95%        $ 142.86                   259
EQ/AllianceBernstein International ........     Class B 1.20%        $ 139.89                   454
EQ/AllianceBernstein International ........     Class B 1.30%        $ 105.78                    --
EQ/AllianceBernstein Large Cap Growth .....     Class B 0.50%        $  66.16                    --
EQ/AllianceBernstein Large Cap Growth .....     Class B 0.70%        $  72.40                    --
EQ/AllianceBernstein Large Cap Growth .....     Class B 0.90%        $  71.34                     6
EQ/AllianceBernstein Large Cap Growth .....     Class B 0.95%        $  71.07                   174
EQ/AllianceBernstein Large Cap Growth .....     Class B 1.20%        $  69.76                   249
EQ/AllianceBernstein Large Cap Growth .....     Class B 1.30%        $ 103.07                    --
EQ/AllianceBernstein Large Cap Growth .....     Class B 1.34%        $  69.04                 1,671
EQ/AllianceBernstein Large Cap Growth .....     Class B 1.35%        $  68.99                     9
EQ/AllianceBernstein Large Cap Growth .....     Class B 1.45%        $  68.47                     2
EQ/AllianceBernstein Quality Bond .........     Class A 0.50%        $ 100.81                    --
EQ/AllianceBernstein Quality Bond .........     Class A 0.70%        $ 152.43                    --
EQ/AllianceBernstein Quality Bond .........     Class A 0.90%        $ 169.90                     4
EQ/AllianceBernstein Quality Bond .........     Class A 1.20%        $ 153.26                    --
EQ/AllianceBernstein Quality Bond .........     Class A 1.34%        $ 171.37                   670
EQ/AllianceBernstein Quality Bond .........     Class A 1.35%        $ 180.65                    20
EQ/AllianceBernstein Quality Bond .........     Class A 1.45%        $ 135.31                    --
EQ/AllianceBernstein Quality Bond .........     Class B 0.50%        $ 134.25                    --
EQ/AllianceBernstein Quality Bond .........     Class B 0.70%        $ 152.43                    --
EQ/AllianceBernstein Quality Bond .........     Class B 0.70%        $ 139.26                    --
EQ/AllianceBernstein Quality Bond .........     Class B 0.90%        $ 138.66                     4
EQ/AllianceBernstein Quality Bond .........     Class B 0.95%        $ 136.71                   112
EQ/AllianceBernstein Quality Bond .........     Class B 1.20%        $ 135.39                   130
EQ/AllianceBernstein Quality Bond .........     Class B 1.30%        $ 100.62                    --
EQ/AllianceBernstein Small Cap Growth .....     Class A 0.50%        $ 103.84                    --
EQ/AllianceBernstein Small Cap Growth .....     Class A 0.70%        $ 153.88                    --
EQ/AllianceBernstein Small Cap Growth .....     Class A 0.90%        $ 194.31                    11
EQ/AllianceBernstein Small Cap Growth .....     Class A 1.20%        $ 188.69                     1
EQ/AllianceBernstein Small Cap Growth .....     Class A 1.34%        $ 186.13                 1,655
EQ/AllianceBernstein Small Cap Growth .....     Class A 1.35%        $ 185.94                    25
EQ/AllianceBernstein Small Cap Growth .....     Class A 1.45%        $ 135.25                     2
EQ/AllianceBernstein Small Cap Growth .....     Class B 0.50%        $ 100.58                    --
EQ/AllianceBernstein Small Cap Growth .....     Class B 0.70%        $ 153.88                     2
EQ/AllianceBernstein Small Cap Growth .....     Class B 0.70%        $ 167.38                    --
EQ/AllianceBernstein Small Cap Growth .....     Class B 0.90%        $ 139.15                     4
EQ/AllianceBernstein Small Cap Growth .....     Class B 0.95%        $ 164.31                   141
EQ/AllianceBernstein Small Cap Growth .....     Class B 1.20%        $ 135.30                   245
EQ/AllianceBernstein Small Cap Growth .....     Class B 1.30%        $ 103.66                    --
EQ/AllianceBernstein Value ................     Class B 0.50%        $ 163.40                    --
EQ/AllianceBernstein Value ................     Class B 0.70%        $ 149.38                     9
EQ/AllianceBernstein Value ................     Class B 0.90%        $ 147.18                    18

                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                                  Contract charges   Unit Fair Value   Units Outstanding (000's)
                                                 ------------------ ----------------- --------------------------
EQ/AllianceBernstein Value ...................     Class B 0.95%        $ 155.52                   248
EQ/AllianceBernstein Value ...................     Class B 1.20%        $ 143.93                   471
EQ/AllianceBernstein Value ...................     Class B 1.30%        $ 104.11                    --
EQ/AllianceBernstein Value ...................     Class B 1.34%        $ 142.44                 2,714
EQ/AllianceBernstein Value ...................     Class B 1.35%        $ 142.33                    21
EQ/AllianceBernstein Value ...................     Class B 1.45%        $ 151.12                     2
EQ/Ariel Appreciation II .....................     Class B 0.50%        $ 114.85                    --
EQ/Ariel Appreciation II .....................     Class B 0.70%        $ 114.56                    --
EQ/Ariel Appreciation II .....................     Class B 0.90%        $ 114.28                    --
EQ/Ariel Appreciation II .....................     Class B 0.95%        $ 114.21                     4
EQ/Ariel Appreciation II .....................     Class B 1.20%        $ 113.85                    12
EQ/Ariel Appreciation II .....................     Class B 1.30%        $ 103.36                    --
EQ/Ariel Appreciation II .....................     Class B 1.34%        $ 113.65                    12
EQ/Ariel Appreciation II .....................     Class B 1.35%        $ 113.64                    --
EQ/Ariel Appreciation II .....................     Class B 1.45%        $ 113.50                    --
EQ/AXA Rosenberg Value Long/Short Equity .....     Class B 0.50%        $ 110.97                    --
EQ/AXA Rosenberg Value Long/Short Equity .....     Class B 0.70%        $ 109.35                    --
EQ/AXA Rosenberg Value Long/Short Equity .....     Class B 0.90%        $ 109.53                    --
EQ/AXA Rosenberg Value Long/Short Equity .....     Class B 0.95%        $ 109.35                    12
EQ/AXA Rosenberg Value Long/Short Equity .....     Class B 1.20%        $ 108.46                    20
EQ/AXA Rosenberg Value Long/Short Equity .....     Class B 1.30%        $  99.01                    --
EQ/AXA Rosenberg Value Long/Short Equity .....     Class B 1.34%        $ 107.96                    57
EQ/AXA Rosenberg Value Long/Short Equity .....     Class B 1.35%        $ 107.93                    --
EQ/AXA Rosenberg Value Long/Short Equity .....     Class B 1.45%        $ 107.57                    --
EQ/Boston Advisors Equity Income .............     Class B 0.50%        $ 130.62                    --
EQ/Boston Advisors Equity Income .............     Class B 0.70%        $ 130.03                    --
EQ/Boston Advisors Equity Income .............     Class B 0.90%        $ 129.46                     1
EQ/Boston Advisors Equity Income .............     Class B 0.95%        $ 129.31                    34
EQ/Boston Advisors Equity Income .............     Class B 1.20%        $ 128.59                    67
EQ/Boston Advisors Equity Income .............     Class B 1.30%        $ 104.50                    --
EQ/Boston Advisors Equity Income .............     Class B 1.34%        $ 128.19                   292
EQ/Boston Advisors Equity Income .............     Class B 1.35%        $ 128.16                    --
EQ/Boston Advisors Equity Income .............     Class B 1.45%        $ 127.87                    --
EQ/Calvert Socially Responsible ..............     Class B 0.50%        $  85.06                    --
EQ/Calvert Socially Responsible ..............     Class B 0.70%        $  94.85                     1
EQ/Calvert Socially Responsible ..............     Class B 0.90%        $  93.45                     3
EQ/Calvert Socially Responsible ..............     Class B 0.95%        $ 119.37                     4
EQ/Calvert Socially Responsible ..............     Class B 1.00%        $  92.76                    --
EQ/Calvert Socially Responsible ..............     Class B 1.20%        $  91.38                     9
EQ/Calvert Socially Responsible ..............     Class B 1.30%        $ 101.26                    --
EQ/Calvert Socially Responsible ..............     Class B 1.34%        $  90.43                   167
EQ/Calvert Socially Responsible ..............     Class B 1.35%        $  90.37                     1
EQ/Calvert Socially Responsible ..............     Class B 1.45%        $ 116.25                    --
EQ/Capital Guardian Growth ...................     Class B 0.50%        $  69.30                    --
EQ/Capital Guardian Growth ...................     Class B 0.70%        $  79.03                    --
EQ/Capital Guardian Growth ...................     Class B 0.90%        $  77.86                     1
EQ/Capital Guardian Growth ...................     Class B 0.95%        $  77.58                    17
EQ/Capital Guardian Growth ...................     Class B 1.20%        $  76.14                    27
EQ/Capital Guardian Growth ...................     Class B 1.30%        $ 101.69                    --
EQ/Capital Guardian Growth ...................     Class B 1.34%        $  75.35                   101
EQ/Capital Guardian Growth ...................     Class B 1.35%        $  75.30                     2
EQ/Capital Guardian Growth ...................     Class B 1.45%        $ 100.48                    --

                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                           Contract charges   Unit Fair Value   Units Outstanding (000's)
                                          ------------------ ----------------- --------------------------
EQ/Capital Guardian International .....     Class B 0.50%        $ 127.17                    --
EQ/Capital Guardian International .....     Class B 0.70%        $ 141.46                    --
EQ/Capital Guardian International .....     Class B 0.90%        $ 139.38                     5
EQ/Capital Guardian International .....     Class B 0.95%        $ 170.60                    53
EQ/Capital Guardian International .....     Class B 1.00%        $ 138.35                    --
EQ/Capital Guardian International .....     Class B 1.20%        $ 136.30                   121
EQ/Capital Guardian International .....     Class B 1.30%        $ 104.12                    --
EQ/Capital Guardian International .....     Class B 1.34%        $ 134.89                   534
EQ/Capital Guardian International .....     Class B 1.35%        $ 134.79                     1
EQ/Capital Guardian International .....     Class B 1.45%        $ 166.28                    --
EQ/Capital Guardian Research ..........     Class B 0.50%        $ 125.42                    --
EQ/Capital Guardian Research ..........     Class B 0.70%        $ 138.06                     1
EQ/Capital Guardian Research ..........     Class B 0.90%        $ 136.03                    14
EQ/Capital Guardian Research ..........     Class B 0.95%        $ 135.53                    58
EQ/Capital Guardian Research ..........     Class B 1.20%        $ 133.03                   143
EQ/Capital Guardian Research ..........     Class B 1.30%        $ 102.34                    --
EQ/Capital Guardian Research ..........     Class B 1.34%        $ 131.65                   923
EQ/Capital Guardian Research ..........     Class B 1.35%        $ 131.55                    12
EQ/Capital Guardian Research ..........     Class B 1.45%        $ 130.57                     2
EQ/Capital Guardian U.S. Equity .......     Class B 0.50%        $ 126.84                    --
EQ/Capital Guardian U.S. Equity .......     Class B 0.70%        $ 130.57                    --
EQ/Capital Guardian U.S. Equity .......     Class B 0.90%        $ 128.65                    11
EQ/Capital Guardian U.S. Equity .......     Class B 0.95%        $ 128.17                    80
EQ/Capital Guardian U.S. Equity .......     Class B 1.00%        $ 127.70                    --
EQ/Capital Guardian U.S. Equity .......     Class B 1.20%        $ 125.81                   254
EQ/Capital Guardian U.S. Equity .......     Class B 1.30%        $ 101.89                    --
EQ/Capital Guardian U.S. Equity .......     Class B 1.34%        $ 124.50                   674
EQ/Capital Guardian U.S. Equity .......     Class B 1.35%        $ 124.41                     2
EQ/Capital Guardian U.S. Equity .......     Class B 1.45%        $ 123.48                    --
EQ/Caywood-Scholl High Yield Bond .....     Class B 0.50%        $ 112.32                    --
EQ/Caywood-Scholl High Yield Bond .....     Class B 0.70%        $ 111.95                    --
EQ/Caywood-Scholl High Yield Bond .....     Class B 0.90%        $ 111.58                    --
EQ/Caywood-Scholl High Yield Bond .....     Class B 0.95%        $ 111.48                    30
EQ/Caywood-Scholl High Yield Bond .....     Class B 1.20%        $ 111.01                    27
EQ/Caywood-Scholl High Yield Bond .....     Class B 1.30%        $ 102.26                    --
EQ/Caywood-Scholl High Yield Bond .....     Class B 1.34%        $ 110.75                    87
EQ/Caywood-Scholl High Yield Bond .....     Class B 1.35%        $ 110.74                    --
EQ/Caywood-Scholl High Yield Bond .....     Class B 1.45%        $ 110.55                    --
EQ/Davis New York Venture .............     Class B 0.50%        $ 108.76                    --
EQ/Davis New York Venture .............     Class B 0.90%        $ 108.63                    --
EQ/Davis New York Venture .............     Class B 1.34%        $ 108.48                    --
EQ/Davis New York Venture .............     Class B 1.35%        $ 108.47                     3
EQ/Equity 500 Index ...................     Class A 0.50%        $ 103.22                    --
EQ/Equity 500 Index ...................     Class A 0.70%        $ 158.58                    --
EQ/Equity 500 Index ...................     Class A 0.90%        $ 225.93                    26
EQ/Equity 500 Index ...................     Class A 1.00%        $ 254.00                    --
EQ/Equity 500 Index ...................     Class A 1.20%        $ 187.87                     2
EQ/Equity 500 Index ...................     Class A 1.34%        $ 310.53                 2,920
EQ/Equity 500 Index ...................     Class A 1.35%        $ 310.13                    66
EQ/Equity 500 Index ...................     Class A 1.45%        $ 117.65                    11
EQ/Equity 500 Index ...................     Class B 0.50%        $ 103.33                    --

                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                           Contract charges   Unit Fair Value   Units Outstanding (000's)
                                          ------------------ ----------------- --------------------------
EQ/Equity 500 Index ...................     Class B 0.70%        $ 158.58                     6
EQ/Equity 500 Index ...................     Class B 0.70%        $ 105.31                     7
EQ/Equity 500 Index ...................     Class B 0.90%        $ 122.77                    12
EQ/Equity 500 Index ...................     Class B 0.95%        $ 103.38                   217
EQ/Equity 500 Index ...................     Class B 1.20%        $ 117.68                   652
EQ/Equity 500 Index ...................     Class B 1.30%        $ 103.03                    --
EQ/Evergreen International Bond .......     Class B 0.50%        $ 100.53                    --
EQ/Evergreen International Bond .......     Class B 0.70%        $ 100.28                    --
EQ/Evergreen International Bond .......     Class B 0.90%        $ 100.03                    --
EQ/Evergreen International Bond .......     Class B 0.95%        $  99.97                    17
EQ/Evergreen International Bond .......     Class B 1.00%        $  99.90                    --
EQ/Evergreen International Bond .......     Class B 1.20%        $  99.66                    14
EQ/Evergreen International Bond .......     Class B 1.30%        $ 101.77                    --
EQ/Evergreen International Bond .......     Class B 1.34%        $  99.48                    46
EQ/Evergreen International Bond .......     Class B 1.35%        $  99.47                    --
EQ/Evergreen International Bond .......     Class B 1.45%        $  99.34                    --
EQ/Evergreen Omega ....................     Class B 0.50%        $  90.42                    --
EQ/Evergreen Omega ....................     Class B 0.70%        $  92.19                    --
EQ/Evergreen Omega ....................     Class B 0.90%        $  90.83                     3
EQ/Evergreen Omega ....................     Class B 0.95%        $  90.49                    30
EQ/Evergreen Omega ....................     Class B 1.00%        $  90.16                    --
EQ/Evergreen Omega ....................     Class B 1.20%        $  88.82                    38
EQ/Evergreen Omega ....................     Class B 1.30%        $ 103.62                    --
EQ/Evergreen Omega ....................     Class B 1.34%        $  87.90                   185
EQ/Evergreen Omega ....................     Class B 1.35%        $  87.84                     1
EQ/Evergreen Omega ....................     Class B 1.45%        $  87.18                    --
EQ/FI Mid Cap .........................     Class B 0.50%        $ 138.97                    --
EQ/FI Mid Cap .........................     Class B 0.70%        $ 134.05                     5
EQ/FI Mid Cap .........................     Class B 0.90%        $ 132.35                    19
EQ/FI Mid Cap .........................     Class B 0.95%        $ 131.93                   203
EQ/FI Mid Cap .........................     Class B 1.00%        $ 131.51                    --
EQ/FI Mid Cap .........................     Class B 1.20%        $ 129.84                   494
EQ/FI Mid Cap .........................     Class B 1.30%        $ 104.66                    --
EQ/FI Mid Cap .........................     Class B 1.34%        $ 128.68                 1,735
EQ/FI Mid Cap .........................     Class B 1.35%        $ 128.60                     5
EQ/FI Mid Cap .........................     Class B 1.45%        $ 127.77                     1
EQ/FI Mid Cap Value ...................     Class B 0.50%        $ 183.59                    --
EQ/FI Mid Cap Value ...................     Class B 0.70%        $ 147.09                     1
EQ/FI Mid Cap Value ...................     Class B 0.90%        $ 178.95                     4
EQ/FI Mid Cap Value ...................     Class B 0.90%        $ 144.61                    16
EQ/FI Mid Cap Value ...................     Class B 0.95%        $ 182.01                   178
EQ/FI Mid Cap Value ...................     Class B 1.00%        $ 143.38                    --
EQ/FI Mid Cap Value ...................     Class B 1.20%        $ 140.94                    --
EQ/FI Mid Cap Value ...................     Class B 1.20%        $ 140.50                   382
EQ/FI Mid Cap Value ...................     Class B 1.30%        $ 103.66                    --
EQ/FI Mid Cap Value ...................     Class B 1.34%        $ 175.70                 2,273
EQ/FI Mid Cap Value ...................     Class B 1.35%        $ 139.14                    32
EQ/FI Mid Cap Value ...................     Class B 1.45%        $ 137.53                     2
EQ/Franklin Income ....................     Class B 0.50%        $ 104.56                    --
EQ/Franklin Income ....................     Class B 0.70%        $ 104.50                    --
EQ/Franklin Income ....................     Class B 0.90%        $ 104.43                     1
EQ/Franklin Income ....................     Class B 0.95%        $ 104.42                     9

                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                           Contract charges   Unit Fair Value   Units Outstanding (000's)
                                          ------------------ ----------------- --------------------------
EQ/Franklin Income ....................     Class B 1.20%        $ 104.34                   22
EQ/Franklin Income ....................     Class B 1.30%        $ 102.67                   --
EQ/Franklin Income ....................     Class B 1.34%        $ 104.29                   90
EQ/Franklin Income ....................     Class B 1.35%        $ 104.29                   --
EQ/Franklin Income ....................     Class B 1.45%        $ 104.26                   --
EQ/Franklin Small Cap Value ...........     Class B 0.50%        $ 108.50                   --
EQ/Franklin Small Cap Value ...........     Class B 0.70%        $ 108.44                   --
EQ/Franklin Small Cap Value ...........     Class B 0.90%        $ 108.37                   --
EQ/Franklin Small Cap Value ...........     Class B 0.95%        $ 108.35                    1
EQ/Franklin Small Cap Value ...........     Class B 1.20%        $ 108.27                    2
EQ/Franklin Small Cap Value ...........     Class B 1.30%        $ 103.24                   --
EQ/Franklin Small Cap Value ...........     Class B 1.34%        $ 108.22                    8
EQ/Franklin Small Cap Value ...........     Class B 1.35%        $ 108.22                   --
EQ/Franklin Small Cap Value ...........     Class B 1.45%        $ 108.18                   --
EQ/GAMCO Mergers and Acquisitions .....     Class B 0.50%        $ 117.94                   --
EQ/GAMCO Mergers and Acquisitions .....     Class B 0.70%        $ 117.55                   --
EQ/GAMCO Mergers and Acquisitions .....     Class B 0.90%        $ 117.15                   --
EQ/GAMCO Mergers and Acquisitions .....     Class B 0.95%        $ 117.06                   14
EQ/GAMCO Mergers and Acquisitions .....     Class B 1.20%        $ 116.57                   12
EQ/GAMCO Mergers and Acquisitions .....     Class B 1.30%        $ 102.27                   --
EQ/GAMCO Mergers and Acquisitions .....     Class B 1.34%        $ 116.29                   39
EQ/GAMCO Mergers and Acquisitions .....     Class B 1.35%        $ 116.27                   --
EQ/GAMCO Mergers and Acquisitions .....     Class B 1.45%        $ 116.08                   --
EQ/GAMCO Small Company Value ..........     Class B 0.50%        $ 139.23                   --
EQ/GAMCO Small Company Value ..........     Class B 0.70%        $ 138.61                   --
EQ/GAMCO Small Company Value ..........     Class B 0.90%        $ 137.99                    2
EQ/GAMCO Small Company Value ..........     Class B 0.95%        $ 137.84                   38
EQ/GAMCO Small Company Value ..........     Class B 1.20%        $ 137.07                   80
EQ/GAMCO Small Company Value ..........     Class B 1.30%        $ 103.86                   --
EQ/GAMCO Small Company Value ..........     Class B 1.34%        $ 136.64                  362
EQ/GAMCO Small Company Value ..........     Class B 1.35%        $ 136.61                    1
EQ/GAMCO Small Company Value ..........     Class B 1.45%        $ 136.30                   --
EQ/International Growth ...............     Class B 0.50%        $ 144.57                   --
EQ/International Growth ...............     Class B 0.70%        $ 144.09                   --
EQ/International Growth ...............     Class B 0.90%        $ 143.61                    1
EQ/International Growth ...............     Class B 0.95%        $ 143.49                    7
EQ/International Growth ...............     Class B 1.20%        $ 142.89                   14
EQ/International Growth ...............     Class B 1.30%        $ 105.82                   --
EQ/International Growth ...............     Class B 1.34%        $ 142.55                   67
EQ/International Growth ...............     Class B 1.35%        $ 142.53                   --
EQ/International Growth ...............     Class B 1.45%        $ 142.29                   --
EQ/Janus Large Cap Growth .............     Class B 0.50%        $  71.61                   --
EQ/Janus Large Cap Growth .............     Class B 0.70%        $  66.35                    6
EQ/Janus Large Cap Growth .............     Class B 0.90%        $  65.50                    4
EQ/Janus Large Cap Growth .............     Class B 0.95%        $  65.30                   90
EQ/Janus Large Cap Growth .............     Class B 1.00%        $  65.09                   --
EQ/Janus Large Cap Growth .............     Class B 1.20%        $  64.26                  215
EQ/Janus Large Cap Growth .............     Class B 1.30%        $ 100.73                   --
EQ/Janus Large Cap Growth .............     Class B 1.34%        $  63.69                  813
EQ/Janus Large Cap Growth .............     Class B 1.35%        $  63.64                    3
EQ/Janus Large Cap Growth .............     Class B 1.45%        $  63.24                   --

                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                           Contract charges   Unit Fair Value   Units Outstanding (000's)
                                          ------------------ ----------------- --------------------------
EQ/JPMorgan Core Bond .................     Class B 0.50%        $ 121.18                   --
EQ/JPMorgan Core Bond .................     Class B 0.70%        $ 119.94                    2
EQ/JPMorgan Core Bond .................     Class B 0.90%        $ 118.73                    4
EQ/JPMorgan Core Bond .................     Class B 0.95%        $ 118.42                  215
EQ/JPMorgan Core Bond .................     Class B 1.00%        $ 118.12                   --
EQ/JPMorgan Core Bond .................     Class B 1.20%        $ 116.91                  144
EQ/JPMorgan Core Bond .................     Class B 1.30%        $ 100.66                   --
EQ/JPMorgan Core Bond .................     Class B 1.34%        $ 116.08                  643
EQ/JPMorgan Core Bond .................     Class B 1.35%        $ 116.02                    1
EQ/JPMorgan Core Bond .................     Class B 1.45%        $ 115.42                    1
EQ/JPMorgan Value Opportunities .......     Class B 0.50%        $ 134.61                   --
EQ/JPMorgan Value Opportunities .......     Class B 0.70%        $ 134.65                   --
EQ/JPMorgan Value Opportunities .......     Class B 0.90%        $ 130.93                    1
EQ/JPMorgan Value Opportunities .......     Class B 0.90%        $ 132.37                    5
EQ/JPMorgan Value Opportunities .......     Class B 0.95%        $ 122.52                   23
EQ/JPMorgan Value Opportunities .......     Class B 1.00%        $ 131.25                   --
EQ/JPMorgan Value Opportunities .......     Class B 1.20%        $ 127.65                   39
EQ/JPMorgan Value Opportunities .......     Class B 1.20%        $ 129.02                   --
EQ/JPMorgan Value Opportunities .......     Class B 1.30%        $ 104.18                   --
EQ/JPMorgan Value Opportunities .......     Class B 1.34%        $ 160.85                  362
EQ/JPMorgan Value Opportunities .......     Class B 1.35%        $ 127.37                   14
EQ/JPMorgan Value Opportunities .......     Class B 1.45%        $ 124.95                    1
EQ/Legg Mason Value Equity ............     Class B 0.50%        $ 113.34                   --
EQ/Legg Mason Value Equity ............     Class B 0.70%        $ 113.05                   --
EQ/Legg Mason Value Equity ............     Class B 0.90%        $ 112.77                    1
EQ/Legg Mason Value Equity ............     Class B 0.95%        $ 112.70                   17
EQ/Legg Mason Value Equity ............     Class B 1.00%        $ 112.63                   --
EQ/Legg Mason Value Equity ............     Class B 1.20%        $ 112.35                   41
EQ/Legg Mason Value Equity ............     Class B 1.30%        $ 104.08                   --
EQ/Legg Mason Value Equity ............     Class B 1.34%        $ 112.16                  108
EQ/Legg Mason Value Equity ............     Class B 1.35%        $ 112.14                    1
EQ/Legg Mason Value Equity ............     Class B 1.45%        $ 112.00                   --
EQ/Long Term Bond .....................     Class B 0.50%        $ 101.88                   --
EQ/Long Term Bond .....................     Class B 0.70%        $ 101.54                   --
EQ/Long Term Bond .....................     Class B 0.90%        $ 101.20                    1
EQ/Long Term Bond .....................     Class B 0.95%        $ 101.11                   30
EQ/Long Term Bond .....................     Class B 1.00%        $ 101.03                   --
EQ/Long Term Bond .....................     Class B 1.20%        $ 100.69                   33
EQ/Long Term Bond .....................     Class B 1.30%        $ 100.40                   --
EQ/Long Term Bond .....................     Class B 1.34%        $ 100.45                  113
EQ/Long Term Bond .....................     Class B 1.35%        $ 100.44                   --
EQ/Long Term Bond .....................     Class B 1.45%        $ 100.27                   --
EQ/Lord Abbett Growth and Income ......     Class B 0.50%        $ 124.31                   --
EQ/Lord Abbett Growth and Income ......     Class B 0.70%        $ 123.89                   --
EQ/Lord Abbett Growth and Income ......     Class B 0.90%        $ 123.48                   --
EQ/Lord Abbett Growth and Income ......     Class B 0.95%        $ 123.37                    8
EQ/Lord Abbett Growth and Income ......     Class B 1.00%        $ 123.27                   --
EQ/Lord Abbett Growth and Income ......     Class B 1.20%        $ 122.86                   10
EQ/Lord Abbett Growth and Income ......     Class B 1.30%        $ 103.02                   --
EQ/Lord Abbett Growth and Income ......     Class B 1.34%        $ 122.57                   75
EQ/Lord Abbett Growth and Income ......     Class B 1.35%        $ 122.55                   --
EQ/Lord Abbett Growth and Income ......     Class B 1.45%        $ 122.34                   --

                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                           Contract charges   Unit Fair Value   Units Outstanding (000's)
                                          ------------------ ----------------- --------------------------
EQ/Lord Abbett Large Cap Core .........     Class B 0.50%        $ 119.10                    --
EQ/Lord Abbett Large Cap Core .........     Class B 0.70%        $ 118.70                    --
EQ/Lord Abbett Large Cap Core .........     Class B 0.90%        $ 118.30                    --
EQ/Lord Abbett Large Cap Core .........     Class B 0.95%        $ 118.20                     4
EQ/Lord Abbett Large Cap Core .........     Class B 1.00%        $ 118.11                    --
EQ/Lord Abbett Large Cap Core .........     Class B 1.20%        $ 117.71                     5
EQ/Lord Abbett Large Cap Core .........     Class B 1.30%        $ 102.63                    --
EQ/Lord Abbett Large Cap Core .........     Class B 1.34%        $ 117.71                    --
EQ/Lord Abbett Large Cap Core .........     Class B 1.34%        $ 117.43                    25
EQ/Lord Abbett Large Cap Core .........     Class B 1.35%        $ 117.41                    --
EQ/Lord Abbett Large Cap Core .........     Class B 1.45%        $ 117.21                    --
EQ/Lord Abbett Mid Cap Value ..........     Class B 0.50%        $ 125.42                    --
EQ/Lord Abbett Mid Cap Value ..........     Class B 0.70%        $ 125.00                    --
EQ/Lord Abbett Mid Cap Value ..........     Class B 0.90%        $ 124.58                     1
EQ/Lord Abbett Mid Cap Value ..........     Class B 0.95%        $ 124.48                    22
EQ/Lord Abbett Mid Cap Value ..........     Class B 1.00%        $ 124.37                    --
EQ/Lord Abbett Mid Cap Value ..........     Class B 1.20%        $ 123.96                    23
EQ/Lord Abbett Mid Cap Value ..........     Class B 1.30%        $ 103.83                    --
EQ/Lord Abbett Mid Cap Value ..........     Class B 1.34%        $ 123.66                    94
EQ/Lord Abbett Mid Cap Value ..........     Class B 1.35%        $ 123.64                    --
EQ/Lord Abbett Mid Cap Value ..........     Class B 1.45%        $ 123.44                    --
EQ/Marsico Focus ......................     Class B 0.50%        $ 160.53                    --
EQ/Marsico Focus ......................     Class B 0.70%        $ 158.85                    --
EQ/Marsico Focus ......................     Class B 0.90%        $ 157.18                    16
EQ/Marsico Focus ......................     Class B 0.95%        $ 156.76                   222
EQ/Marsico Focus ......................     Class B 1.00%        $ 156.35                    --
EQ/Marsico Focus ......................     Class B 1.20%        $ 154.70                   295
EQ/Marsico Focus ......................     Class B 1.30%        $ 105.05                    --
EQ/Marsico Focus ......................     Class B 1.34%        $ 153.56                 1,548
EQ/Marsico Focus ......................     Class B 1.35%        $ 153.48                     7
EQ/Marsico Focus ......................     Class B 1.45%        $ 152.66                     1
EQ/Mercury Basic Value Equity .........     Class B 0.50%        $ 157.18                    --
EQ/Mercury Basic Value Equity .........     Class B 0.70%        $ 197.45                    --
EQ/Mercury Basic Value Equity .........     Class B 0.90%        $ 189.64                     4
EQ/Mercury Basic Value Equity .........     Class B 0.90%        $ 194.11                     9
EQ/Mercury Basic Value Equity .........     Class B 0.95%        $ 161.48                   160
EQ/Mercury Basic Value Equity .........     Class B 1.00%        $ 192.46                    --
EQ/Mercury Basic Value Equity .........     Class B 1.20%        $ 187.75                   276
EQ/Mercury Basic Value Equity .........     Class B 1.20%        $ 189.19                    --
EQ/Mercury Basic Value Equity .........     Class B 1.30%        $ 104.24                    --
EQ/Mercury Basic Value Equity .........     Class B 1.34%        $ 242.07                 1,272
EQ/Mercury Basic Value Equity .........     Class B 1.35%        $ 186.77                    14
EQ/Mercury Basic Value Equity .........     Class B 1.45%        $ 183.78                     2
EQ/Mercury International Value ........     Class B 0.50%        $ 132.94                    --
EQ/Mercury International Value ........     Class B 0.70%        $ 162.83                     6
EQ/Mercury International Value ........     Class B 0.90%        $ 160.43                    14
EQ/Mercury International Value ........     Class B 0.95%        $ 159.84                   179
EQ/Mercury International Value ........     Class B 1.00%        $ 159.25                    --
EQ/Mercury International Value ........     Class B 1.20%        $ 156.89                   231
EQ/Mercury International Value ........     Class B 1.30%        $ 104.70                    --
EQ/Mercury International Value ........     Class B 1.34%        $ 155.26                 1,505

                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                           Contract charges   Unit Fair Value   Units Outstanding (000's)
                                          ------------------ ----------------- --------------------------
EQ/Mercury International Value ........     Class B 1.35%        $ 155.15                    20
EQ/Mercury International Value ........     Class B 1.45%        $ 168.61                     1
EQ/MFS Emerging Growth Companies ......     Class B 0.50%        $  60.37                    --
EQ/MFS Emerging Growth Companies ......     Class B 0.70%        $ 106.74                     4
EQ/MFS Emerging Growth Companies ......     Class B 0.90%        $  93.95                     5
EQ/MFS Emerging Growth Companies ......     Class B 0.90%        $ 104.93                    26
EQ/MFS Emerging Growth Companies ......     Class B 0.95%        $  88.74                   110
EQ/MFS Emerging Growth Companies ......     Class B 1.00%        $ 104.04                    --
EQ/MFS Emerging Growth Companies ......     Class B 1.20%        $  98.21                   178
EQ/MFS Emerging Growth Companies ......     Class B 1.20%        $ 102.27                    --
EQ/MFS Emerging Growth Companies ......     Class B 1.30%        $ 104.10                    --
EQ/MFS Emerging Growth Companies ......     Class B 1.34%        $ 151.04                 1,844
EQ/MFS Emerging Growth Companies ......     Class B 1.35%        $ 100.96                    42
EQ/MFS Emerging Growth Companies ......     Class B 1.45%        $  96.13                     8
EQ/MFS Investors Trust ................     Class B 0.50%        $ 103.30                    --
EQ/MFS Investors Trust ................     Class B 0.70%        $ 108.15                    --
EQ/MFS Investors Trust ................     Class B 0.90%        $ 106.56                     1
EQ/MFS Investors Trust ................     Class B 0.95%        $ 106.17                    12
EQ/MFS Investors Trust ................     Class B 1.00%        $ 105.78                    --
EQ/MFS Investors Trust ................     Class B 1.20%        $ 104.21                    28
EQ/MFS Investors Trust ................     Class B 1.30%        $ 102.43                    --
EQ/MFS Investors Trust ................     Class B 1.34%        $ 103.13                   116
EQ/MFS Investors Trust ................     Class B 1.35%        $ 103.05                    --
EQ/MFS Investors Trust ................     Class B 1.45%        $ 102.29                    --
EQ/Money Market .......................     Class A 0.50%        $ 100.76                    --
EQ/Money Market .......................     Class A 0.70%        $ 128.55                    --
EQ/Money Market .......................     Class A 0.74%        $  45.18                    71
EQ/Money Market .......................     Class A 0.90%        $ 135.41                    19
EQ/Money Market .......................     Class A 1.20%        $ 127.45                    --
EQ/Money Market .......................     Class A 1.35%        $ 139.78                    56
EQ/Money Market .......................     Class A 1.35%        $ 139.11                   192
EQ/Money Market .......................     Class A 1.45%        $ 116.74                    --
EQ/Money Market .......................     Class A 1.49%        $  35.33                 2,018
EQ/Money Market .......................     Class B 0.50%        $ 112.08                    --
EQ/Money Market .......................     Class B 0.70%        $ 128.55                    --
EQ/Money Market .......................     Class B 0.70%        $ 116.79                    --
EQ/Money Market .......................     Class B 0.90%        $ 108.50                     1
EQ/Money Market .......................     Class B 0.90%        $ 119.94                     1
EQ/Money Market .......................     Class B 0.95%        $ 114.65                   187
EQ/Money Market .......................     Class B 1.20%        $ 116.78                   103
EQ/Money Market .......................     Class B 1.30%        $ 100.60                    --
EQ/Montag & Caldwell Growth ...........     Class B 0.50%        $ 118.12                    --
EQ/Montag & Caldwell Growth ...........     Class B 0.70%        $ 117.59                    --
EQ/Montag & Caldwell Growth ...........     Class B 0.90%        $ 117.07                    --
EQ/Montag & Caldwell Growth ...........     Class B 0.95%        $ 116.94                     4
EQ/Montag & Caldwell Growth ...........     Class B 1.00%        $ 116.81                    --
EQ/Montag & Caldwell Growth ...........     Class B 1.20%        $ 116.29                     5
EQ/Montag & Caldwell Growth ...........     Class B 1.30%        $ 101.82                    --
EQ/Montag & Caldwell Growth ...........     Class B 1.34%        $ 115.92                    23
EQ/Montag & Caldwell Growth ...........     Class B 1.35%        $ 115.90                    --
EQ/Montag & Caldwell Growth ...........     Class B 1.45%        $ 115.63                    --

                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                         Contract charges   Unit Fair Value   Units Outstanding (000's)
                                        ------------------ ----------------- --------------------------
EQ/Mutual Shares ....................     Class B 0.50%        $ 107.38                   --
EQ/Mutual Shares ....................     Class B 0.70%        $ 107.32                   --
EQ/Mutual Shares ....................     Class B 0.90%        $ 107.25                    1
EQ/Mutual Shares ....................     Class B 0.95%        $ 107.23                    3
EQ/Mutual Shares ....................     Class B 1.00%        $ 107.22                   --
EQ/Mutual Shares ....................     Class B 1.20%        $ 107.15                    8
EQ/Mutual Shares ....................     Class B 1.30%        $ 103.66                   --
EQ/Mutual Shares ....................     Class B 1.34%        $ 107.10                   32
EQ/Mutual Shares ....................     Class B 1.35%        $ 107.10                   --
EQ/Mutual Shares ....................     Class B 1.45%        $ 107.07                   --
EQ/Oppenheimer Global ...............     Class B 0.50%        $ 111.23                   --
EQ/Oppenheimer Global ...............     Class B 0.70%        $ 111.17                   --
EQ/Oppenheimer Global ...............     Class B 0.90%        $ 111.10                   --
EQ/Oppenheimer Global ...............     Class B 0.95%        $ 111.08                    3
EQ/Oppenheimer Global ...............     Class B 1.00%        $ 111.06                   --
EQ/Oppenheimer Global ...............     Class B 1.20%        $ 110.99                    3
EQ/Oppenheimer Global ...............     Class B 1.30%        $ 105.12                   --
EQ/Oppenheimer Global ...............     Class B 1.34%        $ 110.94                   14
EQ/Oppenheimer Global ...............     Class B 1.35%        $ 110.94                   --
EQ/Oppenheimer Global ...............     Class B 1.45%        $ 110.91                   --
EQ/Oppenheimer Main Street Small Cap      Class B 0.50%        $ 111.28                   --
EQ/Oppenheimer Main Street Small Cap      Class B 0.70%        $ 111.21                   --
EQ/Oppenheimer Main Street Small Cap      Class B 0.90%        $ 111.14                   --
EQ/Oppenheimer Main Street Small Cap      Class B 0.95%        $ 111.12                    1
EQ/Oppenheimer Main Street Small Cap      Class B 1.00%        $ 111.11                   --
EQ/Oppenheimer Main Street Small Cap      Class B 1.20%        $ 111.04                    3
EQ/Oppenheimer Main Street Small Cap      Class B 1.30%        $ 102.70                   --
EQ/Oppenheimer Main Street Small Cap      Class B 1.34%        $ 110.99                    9
EQ/Oppenheimer Main Street Small Cap      Class B 1.35%        $ 110.99                   --
EQ/Oppenheimer Main Street Small Cap      Class B 1.45%        $ 110.95                   --
EQ/PIMCO Real Return ................     Class B 0.50%        $  99.80                   --
EQ/PIMCO Real Return ................     Class B 0.70%        $  99.47                   --
EQ/PIMCO Real Return ................     Class B 0.90%        $  99.13                    4
EQ/PIMCO Real Return ................     Class B 0.95%        $  99.05                   75
EQ/PIMCO Real Return ................     Class B 1.00%        $  98.97                   --
EQ/PIMCO Real Return ................     Class B 1.20%        $  98.64                   56
EQ/PIMCO Real Return ................     Class B 1.30%        $  99.43                   --
EQ/PIMCO Real Return ................     Class B 1.34%        $  98.40                  167
EQ/PIMCO Real Return ................     Class B 1.35%        $  98.39                   --
EQ/PIMCO Real Return ................     Class B 1.45%        $  98.22                   --
EQ/Short Duration Bond ..............     Class B 0.50%        $ 103.81                   --
EQ/Short Duration Bond ..............     Class B 0.70%        $ 103.47                   --
EQ/Short Duration Bond ..............     Class B 0.90%        $ 103.12                   --
EQ/Short Duration Bond ..............     Class B 0.95%        $ 103.04                   13
EQ/Short Duration Bond ..............     Class B 1.00%        $ 102.95                   --
EQ/Short Duration Bond ..............     Class B 1.20%        $ 102.60                   11
EQ/Short Duration Bond ..............     Class B 1.30%        $ 100.49                   --
EQ/Short Duration Bond ..............     Class B 1.34%        $ 102.36                   47
EQ/Short Duration Bond ..............     Class B 1.35%        $ 102.35                   --
EQ/Short Duration Bond ..............     Class B 1.45%        $ 102.17                   --

                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                     Contract charges   Unit Fair Value   Units Outstanding (000's)
                                    ------------------ ----------------- --------------------------
EQ/ Small Cap Value .............     Class B 0.50%        $ 208.48                   --
EQ/ Small Cap Value .............     Class B 0.70%        $ 218.37                   --
EQ/ Small Cap Value .............     Class B 0.90%        $ 215.15                   10
EQ/ Small Cap Value .............     Class B 0.95%        $ 169.16                  100
EQ/ Small Cap Value .............     Class B 1.00%        $ 213.57                   --
EQ/ Small Cap Value .............     Class B 1.20%        $ 210.41                  127
EQ/ Small Cap Value .............     Class B 1.30%        $ 104.20                   --
EQ/ Small Cap Value .............     Class B 1.34%        $ 208.22                  794
EQ/ Small Cap Value .............     Class B 1.35%        $ 208.07                    8
EQ/ Small Cap Value .............     Class B 1.45%        $ 161.93                   --
EQ/Small Company Growth .........     Class B 0.50%        $ 134.64                   --
EQ/Small Company Growth .........     Class B 0.70%        $ 134.04                   --
EQ/Small Company Growth .........     Class B 0.90%        $ 133.44                    1
EQ/Small Company Growth .........     Class B 0.95%        $ 133.29                   30
EQ/Small Company Growth .........     Class B 1.00%        $ 133.14                   --
EQ/Small Company Growth .........     Class B 1.20%        $ 132.55                   50
EQ/Small Company Growth .........     Class B 1.30%        $ 103.48                   --
EQ/Small Company Growth .........     Class B 1.34%        $ 132.13                  216
EQ/Small Company Growth .........     Class B 1.35%        $ 132.10                   --
EQ/Small Company Growth .........     Class B 1.45%        $ 131.81                   --
EQ/Small Company Index ..........     Class B 0.50%        $ 169.88                   --
EQ/Small Company Index ..........     Class B 0.70%        $ 168.15                    4
EQ/Small Company Index ..........     Class B 0.90%        $ 166.44                    6
EQ/Small Company Index ..........     Class B 0.95%        $ 166.02                   49
EQ/Small Company Index ..........     Class B 1.00%        $ 165.60                   --
EQ/Small Company Index ..........     Class B 1.20%        $ 163.91                  167
EQ/Small Company Index ..........     Class B 1.30%        $ 102.91                   --
EQ/Small Company Index ..........     Class B 1.34%        $ 162.73                  672
EQ/Small Company Index ..........     Class B 1.35%        $ 162.65                    5
EQ/Small Company Index ..........     Class B 1.45%        $ 161.81                   --
EQ/TCW Equity ...................     Class B 0.50%        $ 110.11                   --
EQ/TCW Equity ...................     Class B 0.70%        $ 109.62                   --
EQ/TCW Equity ...................     Class B 0.90%        $ 109.14                   --
EQ/TCW Equity ...................     Class B 0.95%        $ 109.01                    7
EQ/TCW Equity ...................     Class B 1.00%        $ 108.89                   --
EQ/TCW Equity ...................     Class B 1.20%        $ 108.40                   30
EQ/TCW Equity ...................     Class B 1.30%        $ 100.02                   --
EQ/TCW Equity ...................     Class B 1.34%        $ 108.07                   43
EQ/TCW Equity ...................     Class B 1.35%        $ 108.04                   --
EQ/TCW Equity ...................     Class B 1.45%        $ 107.80                   --
EQ/Templeton Growth .............     Class B 0.50%        $ 107.86                   --
EQ/Templeton Growth .............     Class B 0.70%        $ 107.79                   --
EQ/Templeton Growth .............     Class B 0.90%        $ 107.73                    1
EQ/Templeton Growth .............     Class B 0.95%        $ 107.71                    4
EQ/Templeton Growth .............     Class B 1.00%        $ 107.69                   --
EQ/Templeton Growth .............     Class B 1.20%        $ 107.63                   11
EQ/Templeton Growth .............     Class B 1.30%        $ 104.20                   --
EQ/Templeton Growth .............     Class B 1.34%        $ 107.58                   30
EQ/Templeton Growth .............     Class B 1.35%        $ 107.58                   --
EQ/Templeton Growth .............     Class B 1.45%        $ 107.54                   --

                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                              Contract charges   Unit Fair Value   Units Outstanding (000's)
                                             ------------------ ----------------- --------------------------
EQ/UBS Growth and Income .................     Class B 0.50%        $ 134.82                    --
EQ/UBS Growth and Income .................     Class B 0.70%        $ 134.22                    --
EQ/UBS Growth and Income .................     Class B 0.90%        $ 133.62                    --
EQ/UBS Growth and Income .................     Class B 0.95%        $ 133.47                     8
EQ/UBS Growth and Income .................     Class B 1.00%        $ 133.32                    --
EQ/UBS Growth and Income .................     Class B 1.20%        $ 132.73                    46
EQ/UBS Growth and Income .................     Class B 1.30%        $ 102.89                    --
EQ/UBS Growth and Income .................     Class B 1.34%        $ 132.31                    94
EQ/UBS Growth and Income .................     Class B 1.35%        $ 132.28                    --
EQ/UBS Growth and Income .................     Class B 1.45%        $ 131.98                    --
EQ/Van Kampen Comstock ...................     Class B 0.50%        $ 120.95                    --
EQ/Van Kampen Comstock ...................     Class B 0.70%        $ 120.55                    --
EQ/Van Kampen Comstock ...................     Class B 0.90%        $ 120.15                     1
EQ/Van Kampen Comstock ...................     Class B 0.95%        $ 120.05                    18
EQ/Van Kampen Comstock ...................     Class B 1.00%        $ 119.95                    --
EQ/Van Kampen Comstock ...................     Class B 1.20%        $ 119.54                    23
EQ/Van Kampen Comstock ...................     Class B 1.30%        $ 102.92                    --
EQ/Van Kampen Comstock ...................     Class B 1.34%        $ 119.26                   110
EQ/Van Kampen Comstock ...................     Class B 1.35%        $ 119.24                    --
EQ/Van Kampen Comstock ...................     Class B 1.45%        $ 119.04                    --
EQ/Van Kampen Emerging Markets Equity ....     Class B 0.50%        $ 242.92                    --
EQ/Van Kampen Emerging Markets Equity ....     Class B 0.70%        $ 300.59                     7
EQ/Van Kampen Emerging Markets Equity ....     Class B 0.70%        $ 183.92                    --
EQ/Van Kampen Emerging Markets Equity ....     Class B 0.90%        $ 183.20                    --
EQ/Van Kampen Emerging Markets Equity ....     Class B 0.90%        $ 350.50                     2
EQ/Van Kampen Emerging Markets Equity ....     Class B 0.90%        $ 295.50                     6
EQ/Van Kampen Emerging Markets Equity ....     Class B 0.95%        $ 259.45                   112
EQ/Van Kampen Emerging Markets Equity ....     Class B 1.00%        $ 292.99                    --
EQ/Van Kampen Emerging Markets Equity ....     Class B 1.20%        $ 288.01                     1
EQ/Van Kampen Emerging Markets Equity ....     Class B 1.20%        $ 271.98                   180
EQ/Van Kampen Emerging Markets Equity ....     Class B 1.30%        $ 113.12                    --
EQ/Van Kampen Emerging Markets Equity ....     Class B 1.34%        $ 305.48                     9
EQ/Van Kampen Emerging Markets Equity ....     Class B 1.34%        $ 176.57                    --
EQ/Van Kampen Emerging Markets Equity ....     Class B 1.34%        $ 188.68                 1,693
EQ/Van Kampen Emerging Markets Equity ....     Class B 1.35%        $ 284.32                    18
EQ/Van Kampen Emerging Markets Equity ....     Class B 1.45%        $ 266.22                     1
EQ/Van Kampen Mid Cap Growth .............     Class B 0.50%        $ 135.28                    --
EQ/Van Kampen Mid Cap Growth .............     Class B 0.70%        $ 134.83                    --
EQ/Van Kampen Mid Cap Growth .............     Class B 0.90%        $ 134.38                     1
EQ/Van Kampen Mid Cap Growth .............     Class B 0.95%        $ 134.27                    10
EQ/Van Kampen Mid Cap Growth .............     Class B 1.00%        $ 134.15                    --
EQ/Van Kampen Mid Cap Growth .............     Class B 1.20%        $ 133.70                    12
EQ/Van Kampen Mid Cap Growth .............     Class B 1.30%        $ 103.78                    --
EQ/Van Kampen Mid Cap Growth .............     Class B 1.34%        $ 133.39                    93
EQ/Van Kampen Mid Cap Growth .............     Class B 1.35%        $ 133.37                    --
EQ/Van Kampen Mid Cap Growth .............     Class B 1.45%        $ 133.14                    --
EQ/Wells Fargo Montgomery Small Cap ......     Class B 0.50%        $ 144.89                    --
EQ/Wells Fargo Montgomery Small Cap ......     Class B 0.70%        $ 144.41                    --
EQ/Wells Fargo Montgomery Small Cap ......     Class B 0.90%        $ 143.93                     1
EQ/Wells Fargo Montgomery Small Cap ......     Class B 0.95%        $ 143.81                    10
EQ/Wells Fargo Montgomery Small Cap ......     Class B 1.00%        $ 143.69                    --
EQ/Wells Fargo Montgomery Small Cap ......     Class B 1.20%        $ 143.20                    14

                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2006


                                            Contract charges   Unit Fair Value   Units Outstanding (000's)
                                           ------------------ ----------------- --------------------------
EQ/Wells Fargo Montgomery Small Cap ....     Class B 1.30%        $ 104.25                   --
EQ/Wells Fargo Montgomery Small Cap ....     Class B 1.34%        $ 142.87                   78
EQ/Wells Fargo Montgomery Small Cap ....     Class B 1.35%        $ 142.84                    1
EQ/Wells Fargo Montgomery Small Cap ....     Class B 1.45%        $ 142.60                   --
Target 2015 Allocation .................     Class B 0.50%        $ 108.60                   --
Target 2015 Allocation .................     Class B 0.70%        $ 108.53                   --
Target 2015 Allocation .................     Class B 0.90%        $ 108.47                   --
Target 2015 Allocation .................     Class B 0.95%        $ 108.45                   --
Target 2015 Allocation .................     Class B 1.00%        $ 108.43                   --
Target 2015 Allocation .................     Class B 1.20%        $ 108.37                   --
Target 2015 Allocation .................     Class B 1.30%        $ 103.34                   --
Target 2015 Allocation .................     Class B 1.34%        $ 108.32                   11
Target 2015 Allocation .................     Class B 1.35%        $ 108.31                   --
Target 2015 Allocation .................     Class B 1.45%        $ 108.28                   --
Target 2025 Allocation .................     Class B 0.50%        $ 109.56                   --
Target 2025 Allocation .................     Class B 0.70%        $ 109.49                   --
Target 2025 Allocation .................     Class B 0.90%        $ 109.42                   --
Target 2025 Allocation .................     Class B 0.95%        $ 109.40                   --
Target 2025 Allocation .................     Class B 1.00%        $ 109.39                   --
Target 2025 Allocation .................     Class B 1.20%        $ 109.32                    2
Target 2025 Allocation .................     Class B 1.30%        $ 103.78                   --
Target 2025 Allocation .................     Class B 1.34%        $ 109.27                    7
Target 2025 Allocation .................     Class B 1.35%        $ 109.27                   --
Target 2025 Allocation .................     Class B 1.45%        $ 109.23                   --
Target 2035 Allocation .................     Class B 0.50%        $ 110.45                   --
Target 2035 Allocation .................     Class B 0.70%        $ 110.38                   --
Target 2035 Allocation .................     Class B 0.90%        $ 110.31                   --
Target 2035 Allocation .................     Class B 0.95%        $ 110.29                   --
Target 2035 Allocation .................     Class B 1.00%        $ 110.27                   --
Target 2035 Allocation .................     Class B 1.20%        $ 110.21                    1
Target 2035 Allocation .................     Class B 1.30%        $ 104.14                   --
Target 2035 Allocation .................     Class B 1.34%        $ 110.16                    4
Target 2035 Allocation .................     Class B 1.35%        $ 110.15                   --
Target 2035 Allocation .................     Class B 1.45%        $ 110.12                   --
Target 2045 Allocation .................     Class B 0.50%        $ 111.24                   --
Target 2045 Allocation .................     Class B 0.70%        $ 111.17                   --
Target 2045 Allocation .................     Class B 0.90%        $ 111.10                   --
Target 2045 Allocation .................     Class B 0.95%        $ 111.08                   --
Target 2045 Allocation .................     Class B 1.00%        $ 111.06                   --
Target 2045 Allocation .................     Class B 1.20%        $ 110.99                   --
Target 2045 Allocation .................     Class B 1.30%        $ 104.37                   --
Target 2045 Allocation .................     Class B 1.34%        $ 110.95                    3
Target 2045 Allocation .................     Class B 1.35%        $ 110.94                   --
Target 2045 Allocation .................     Class B 1.45%        $ 110.91                   --
U.S. Real Estate -- Class II ...........     Class B 0.50%        $ 230.61                   --
U.S. Real Estate -- Class II ...........     Class B 0.70%        $ 229.11                    3
U.S. Real Estate -- Class II ...........     Class B 0.90%        $ 227.62                    3
U.S. Real Estate -- Class II ...........     Class B 0.95%        $ 227.25                   55
U.S. Real Estate -- Class II ...........     Class B 1.00%        $ 226.88                   --
U.S. Real Estate -- Class II ...........     Class B 1.20%        $ 225.39                  119
U.S. Real Estate -- Class II ...........     Class B 1.30%        $ 105.28                   --
U.S. Real Estate -- Class II ...........     Class B 1.34%        $ 224.36                  601

                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2006


                                          Contract charges   Unit Fair Value   Units Outstanding (000's)
                                         ------------------ ----------------- --------------------------
U.S. Real Estate -- Class II .........     Class B 1.35%        $ 224.29                   2
U.S. Real Estate -- Class II .........     Class B 1.45%        $ 223.55                  --



                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                    AXA Aggressive  AXA Conservative   AXA Conservative-
                                                      Allocation       Allocation       Plus Allocation
                                                   --------------- ------------------ -------------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................    $1,529,956        $655,595           $1,179,323
 Expenses: .......................................
  Asset-based charges ............................       536,905         189,659              361,991
  Less: Reduction for expense limitation .........            --              --                   --
                                                      ----------        --------           ----------
  Net Expenses ...................................       536,905         189,659              361,991
                                                      ----------        --------           ----------
Net Investment Income (Loss) .....................       993,051         465,936              817,332
                                                      ----------        --------           ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     1,936,290           9,902              331,653
  Realized gain distribution from The Trusts .....       886,886         155,888              497,465
                                                      ----------        --------           ----------
 Net realized gain (loss) ........................     2,823,176         165,790              829,118
                                                      ----------        --------           ----------
  Change in unrealized appreciation
   (depreciation) of investments .................     3,292,688         190,212              638,458
                                                      ----------        --------           ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     6,115,864         356,002            1,467,576
                                                      ----------        --------           ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $7,108,915        $821,938           $2,284,908
                                                      ==========        ========           ==========



                                                     AXA Moderate     AXA Moderate-     AXA Premier VIP    AXA Premier VIP
                                                      Allocation     Plus Allocation   Aggressive Equity      Core Bond
                                                   ---------------- ----------------- ------------------- -----------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................   $ 47,294,227      $ 5,904,481      $    1,656,907       $2,778,657
 Expenses: .......................................
  Asset-based charges ............................     23,576,479        2,064,907          13,007,670          840,002
  Less: Reduction for expense limitation .........     (5,256,269)              --          (2,891,903)              --
                                                     ------------      -----------      --------------       ----------
  Net Expenses ...................................     18,320,210        2,064,907          10,115,767          840,002
                                                     ------------      -----------      --------------       ----------
Net Investment Income (Loss) .....................     28,974,017        3,839,574          (8,458,860)       1,938,655
                                                     ------------      -----------      --------------       ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     24,379,794        3,189,459         (15,621,963)        (639,165)
  Realized gain distribution from The Trusts .....     13,455,914        2,645,133                  --               --
                                                     ------------      -----------      --------------       ----------
 Net realized gain (loss) ........................     37,835,708        5,834,592         (15,621,963)        (639,165)
                                                     ------------      -----------      --------------       ----------
  Change in unrealized appreciation
   (depreciation) of investments .................     82,054,012       12,340,076          62,134,112          356,319
                                                     ------------      -----------      --------------       ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    119,889,720       18,174,668          46,512,149         (282,846)
                                                     ------------      -----------      --------------       ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................   $148,863,737      $22,014,242      $   38,053,289       $1,655,809
                                                     ============      ===========      ==============       ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006

                                                    AXA Premier VIP   AXA Premier VIP      AXA Premier VIP
                                                      Health Care        High Yield     International Equity
                                                   ----------------- ----------------- ----------------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................    $  489,252        $12,405,309          $ 1,832,002
 Expenses: .......................................
  Asset-based charges ............................       588,368          2,220,269            1,056,841
  Less: Reduction for expense limitation .........            --                 --                   --
                                                      ----------        -----------          -----------
  Net Expenses ...................................       588,368          2,220,269            1,056,841
                                                      ----------        -----------          -----------
Net Investment Income (Loss) .....................       (99,116)        10,185,040              775,161
                                                      ----------        -----------          -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       760,873           (669,347)           6,641,224
  Realized gain distribution from The Trusts .....     1,728,814                 --            2,741,042
                                                      ----------        -----------          -----------
 Net realized gain (loss) ........................     2,489,687           (669,347)           9,382,266
                                                      ----------        -----------          -----------
  Change in unrealized appreciation
   (depreciation) of investments .................      (658,603)         5,173,752            7,586,574
                                                      ----------        -----------          -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     1,831,084          4,504,405           16,968,840
                                                      ----------        -----------          -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $1,731,968        $14,689,445          $17,744,001
                                                      ==========        ===========          ===========


                                                    AXA Premier VIP
                                                       Large Cap      AXA Premier VIP   AXA Premier VIP   AXA Premier VIP
                                                      Core Equity    Large Cap Growth   Large Cap Value   Mid Cap Growth
                                                   ---------------- ------------------ ----------------- ----------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................    $  124,981      $          --        $1,647,908     $     422,862
 Expenses: .......................................
  Asset-based charges ............................       251,293            467,924           693,193         1,053,518
  Less: Reduction for expense limitation .........            --                 --                --                --
                                                      ----------      -------------        ----------     -------------
  Net Expenses ...................................       251,293            467,924           693,193         1,053,518
                                                      ----------      -------------        ----------     -------------
Net Investment Income (Loss) .....................      (126,312)          (467,924)          954,715          (630,656)
                                                      ----------      -------------        ----------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     1,652,096          1,615,754         2,543,662         2,116,762
  Realized gain distribution from The Trusts .....       395,179          1,811,588           968,492         7,853,885
                                                      ----------      -------------        ----------     -------------
 Net realized gain (loss) ........................     2,047,275          3,427,342         3,512,154         9,970,647
                                                      ----------      -------------        ----------     -------------
  Change in unrealized appreciation
   (depreciation) of investments .................       496,283         (3,425,656)        5,074,150        (3,179,076)
                                                      ----------      -------------        ----------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     2,543,558              1,686         8,586,304         6,791,571
                                                      ----------      -------------        ----------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $2,417,246      $    (466,238)       $9,541,019     $   6,160,915
                                                      ==========      =============        ==========     =============

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                    AXA Premier VIP
                                                        Mid Cap       AXA Premier VIP   EQ/AllianceBernstein
                                                         Value           Technology         Common Stock
                                                   ----------------- ----------------- ----------------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................    $1,195,478       $          --        $ 59,054,097
 Expenses: .......................................
  Asset-based charges ............................       899,165           1,467,146          60,461,600
  Less: Reduction for expense limitation .........            --                  --          (9,567,828)
                                                      ----------       -------------        ------------
  Net Expenses ...................................       899,165           1,467,146          50,893,772
                                                      ----------       -------------        ------------
Net Investment Income (Loss) .....................       296,313          (1,467,146)          8,160,325
                                                      ----------       -------------        ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       (32,117)         12,268,244          23,573,141
  Realized gain distribution from The Trusts .....     6,693,317                  --                  --
                                                      ----------       -------------        ------------
 Net realized gain (loss) ........................     6,661,200          12,268,244          23,573,141
                                                      ----------       -------------        ------------
  Change in unrealized appreciation
   (depreciation) of investments .................     1,877,458          (4,621,826)        354,142,577
                                                      ----------       -------------        ------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     8,538,658           7,646,418         377,715,718
                                                      ----------       -------------        ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $8,834,971       $   6,179,272        $385,876,043
                                                      ==========       =============        ============



                                                                           EQ/AllianceBernstein
                                                    EQ/AllianceBernstein       Intermediate
                                                         Growth and             Government       EQ/AllianceBernstein
                                                           Income               Securities           International
                                                   ---------------------- --------------------- ----------------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................      $ 17,417,830          $   5,208,699          $ 13,466,082
 Expenses: .......................................
  Asset-based charges ............................        14,508,597              1,638,140            10,709,528
  Less: Reduction for expense limitation .........                --                 (9,979)                   --
                                                        ------------          -------------          ------------
  Net Expenses ...................................        14,508,597              1,628,161            10,709,528
                                                        ------------          -------------          ------------
Net Investment Income (Loss) .....................         2,909,233              3,580,538             2,756,554
                                                        ------------          -------------          ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        37,341,893             (1,387,779)           70,166,994
  Realized gain distribution from The Trusts .....        53,906,949                     --            59,844,144
                                                        ------------          -------------          ------------
 Net realized gain (loss) ........................        91,248,842             (1,387,779)          130,011,138
                                                        ------------          -------------          ------------
  Change in unrealized appreciation
   (depreciation) of investments .................        84,755,385                325,750            30,111,789
                                                        ------------          -------------          ------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       176,004,227             (1,062,029)          160,122,927
                                                        ------------          -------------          ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................      $178,913,460          $   2,518,509          $162,879,481
                                                        ============          =============          ============



                                                    EQ/AllianceBernstein
                                                         Large Cap
                                                           Growth
                                                   ---------------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................     $         --
 Expenses: .......................................
  Asset-based charges ............................        2,002,698
  Less: Reduction for expense limitation .........               --
                                                       ------------
  Net Expenses ...................................        2,002,698
                                                       ------------
Net Investment Income (Loss) .....................       (2,002,698)
                                                       ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        7,118,429
  Realized gain distribution from The Trusts .....               --
                                                       ------------
 Net realized gain (loss) ........................        7,118,429
                                                       ------------
  Change in unrealized appreciation
   (depreciation) of investments .................       (9,122,230)
                                                       ------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       (2,003,801)
                                                       ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $ (4,006,499)
                                                       ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                           EQ/AllianceBernstein
                                                    EQ/AllianceBernstein        Small Cap        EQ/AllianceBernstein
                                                        Quality Bond              Growth                 Value
                                                   ---------------------- --------------------- ----------------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................       $6,239,444          $           --           $ 7,117,221
 Expenses: .......................................
  Asset-based charges ............................        1,983,454               4,981,125             5,437,393
  Less: Reduction for expense limitation .........               --                      --                    --
                                                         ----------          --------------           -----------
  Net Expenses ...................................        1,983,454               4,981,125             5,437,393
                                                         ----------          --------------           -----------
Net Investment Income (Loss) .....................        4,255,990              (4,981,125)            1,679,828
                                                         ----------          --------------           -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............         (386,141)             28,142,623            29,996,687
  Realized gain distribution from The Trusts .....               --              29,991,620            27,090,283
                                                         ----------          --------------           -----------
 Net realized gain (loss) ........................         (386,141)             58,134,243            57,086,970
                                                         ----------          --------------           -----------
  Change in unrealized appreciation
   (depreciation) of investments .................          200,508             (25,601,492)           19,258,630
                                                         ----------          --------------           -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................         (185,633)             32,532,751            76,345,600
                                                         ----------          --------------           -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................       $4,070,357          $   27,551,626           $78,025,428
                                                         ==========          ==============           ===========



                                                                      EQ/AXA Rosenberg                         EQ/Calvert
                                                        EQ/Ariel         Value Long/     EQ/Boston Advisors     Socially
                                                    Appreciation II     Short Equity        Equity Income     Responsible
                                                   ----------------- ------------------ -------------------- -------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................     $ 25,089          $  265,504          $1,006,552       $        --
 Expenses: .......................................
  Asset-based charges ............................       26,493             115,694             524,046           200,699
  Less: Reduction for expense limitation .........           --                  --                  --                --
                                                       --------          ----------          ----------       -----------
  Net Expenses ...................................       26,493             115,694             524,046           200,699
                                                       --------          ----------          ----------       -----------
Net Investment Income (Loss) .....................       (1,404)            149,810             482,506          (200,699)
                                                       --------          ----------          ----------       -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       15,033             183,507           1,330,130           286,964
  Realized gain distribution from The Trusts .....          771                  --           2,012,253           196,244
                                                       --------          ----------          ----------       -----------
 Net realized gain (loss) ........................       15,804             183,507           3,342,383           483,208
                                                       --------          ----------          ----------       -----------
  Change in unrealized appreciation
   (depreciation) of investments .................      251,349            (354,260)          1,977,669           422,095
                                                       --------          ----------          ----------       -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      267,153            (170,753)          5,320,052           905,303
                                                       --------          ----------          ----------       -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $265,749          $  (20,943)         $5,802,558       $   704,604
                                                       ========          ==========          ==========       ===========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                    EQ/Capital    EQ/Capital      EQ/Capital
                                                     Guardian      Guardian        Guardian
                                                      Growth    International      Research
                                                   ----------- --------------- ---------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................  $  17,300    $ 1,183,920    $    834,911
 Expenses: .......................................
  Asset-based charges ............................    110,855      1,079,273       1,955,600
  Less: Reduction for expense limitation .........         --             --              --
                                                    ---------    -----------    ------------
  Net Expenses ...................................    110,855      1,079,273       1,955,600
                                                    ---------    -----------    ------------
Net Investment Income (Loss) .....................    (93,555)       104,647      (1,120,689)
                                                    ---------    -----------    ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............    348,670      7,426,696      10,962,001
  Realized gain distribution from The Trusts .....         --      5,161,892              --
                                                    ---------    -----------    ------------
 Net realized gain (loss) ........................    348,670     12,588,588      10,962,001
                                                    ---------    -----------    ------------
  Change in unrealized appreciation
   (depreciation) of investments .................    280,645      1,141,332       5,365,744
                                                    ---------    -----------    ------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    629,315     13,729,920      16,327,745
                                                    ---------    -----------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $ 535,760    $13,834,567    $ 15,207,056
                                                    =========    ===========    ============



                                                      EQ/Capital                          EQ/Davis
                                                       Guardian     EQ/Caywood-Scholl     New York      EQ/Equity
                                                     U.S. Equity     High Yield Bond    Venture (a)     500 Index
                                                   --------------- ------------------- ------------- --------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................  $  1,547,904        $ 861,961          $  634     $ 17,652,782
 Expenses: .......................................
  Asset-based charges ............................     1,551,213          130,697             354       13,212,122
  Less: Reduction for expense limitation .........            --               --              --               --
                                                    ------------        ---------          ------     ------------
  Net Expenses ...................................     1,551,213          130,697             354       13,212,122
                                                    ------------        ---------          ------     ------------
Net Investment Income (Loss) .....................        (3,309)         731,264             280        4,440,660
                                                    ------------        ---------          ------     ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     5,824,017          (67,947)             27       26,769,918
  Realized gain distribution from The Trusts .....     7,463,195               --              --       28,863,767
                                                    ------------        ---------          ------     ------------
 Net realized gain (loss) ........................    13,287,212          (67,947)             27       55,633,685
                                                    ------------        ---------          ------     ------------
  Change in unrealized appreciation
   (depreciation) of investments .................    (3,209,441)         127,594           6,071       70,749,494
                                                    ------------        ---------          ------     ------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    10,077,771           59,647           6,098      126,383,179
                                                    ------------        ---------          ------     ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $ 10,074,462        $ 790,911          $6,378     $130,823,839
                                                    ============        =========          ======     ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                       EQ/Evergreen       EQ/Evergreen       EQ/FI
                                                    International Bond       Omega          Mid Cap
                                                   -------------------- --------------- ---------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................      $  18,751        $     492,248    $ 9,707,010
 Expenses: .......................................
  Asset-based charges ............................         48,206              294,571      3,717,890
  Less: Reduction for expense limitation .........             --                   --             --
                                                        ---------        -------------    -----------
  Net Expenses ...................................         48,206              294,571      3,717,890
                                                        ---------        -------------    -----------
Net Investment Income (Loss) .....................        (29,455)             197,677      5,989,120
                                                        ---------        -------------    -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............         29,185              472,977     10,953,440
  Realized gain distribution from The Trusts .....             --            1,820,271     11,450,118
                                                        ---------        -------------    -----------
 Net realized gain (loss) ........................         29,185            2,293,248     22,403,558
                                                        ---------        -------------    -----------
  Change in unrealized appreciation
   (depreciation) of investments .................        133,624           (1,486,396)      (218,866)
                                                        ---------        -------------    -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        162,809              806,852     22,184,692
                                                        ---------        -------------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................      $ 133,354        $   1,004,529    $28,173,812
                                                        =========        =============    ===========



                                                                                   EQ/Franklin    EQ/GAMCO
                                                         EQ/FI       EQ/Franklin    Small Cap   Mergers and
                                                     Mid Cap Value    Income (a)    Value (a)   Acquisitions
                                                   ---------------- ------------- ------------ -------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................  $    1,453,567     $ 68,168     $ 1,436       $303,515
 Expenses: .......................................
  Asset-based charges ............................       6,097,719       20,649       1,828         57,167
  Less: Reduction for expense limitation .........              --           --          --             --
                                                    --------------     --------     -------       --------
  Net Expenses ...................................       6,097,719       20,649       1,828         57,167
                                                    --------------     --------     -------       --------
Net Investment Income (Loss) .....................      (4,644,152)      47,519        (392)       246,348
                                                    --------------     --------     -------       --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      28,518,033        8,511       6,164         73,709
  Realized gain distribution from The Trusts .....      41,948,317           --          --         19,325
                                                    --------------     --------     -------       --------
 Net realized gain (loss) ........................      70,466,350        8,511       6,164         93,034
                                                    --------------     --------     -------       --------
  Change in unrealized appreciation
   (depreciation) of investments .................     (16,830,256)     183,835      12,682        151,378
                                                    --------------     --------     -------       --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      53,636,094      192,346      18,846        244,412
                                                    --------------     --------     -------       --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $   48,991,942     $239,865     $18,454       $490,760
                                                    ==============     ========     =======       ========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                       EQ/GAMCO                           EQ/Janus
                                                    Small Company   EQ/International     Large Cap
                                                        Value            Growth            Growth
                                                   --------------- ------------------ ---------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................    $  783,668       $   84,299      $          --
 Expenses: .......................................
  Asset-based charges ............................       640,725           88,154            958,044
  Less: Reduction for expense limitation .........            --               --                 --
                                                      ----------       ----------      -------------
  Net Expenses ...................................       640,725           88,154            958,044
                                                      ----------       ----------      -------------
Net Investment Income (Loss) .....................       142,943           (3,855)          (958,044)
                                                      ----------       ----------      -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     1,131,919          802,724          4,590,682
  Realized gain distribution from The Trusts .....     2,806,280               --                 --
                                                      ----------       ----------      -------------
 Net realized gain (loss) ........................     3,938,199          802,724          4,590,682
                                                      ----------       ----------      -------------
  Change in unrealized appreciation
   (depreciation) of investments .................     4,076,767          767,531         (3,845,095)
                                                      ----------       ----------      -------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     8,014,966        1,570,255            745,587
                                                      ----------       ----------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $8,157,909       $1,566,400      $    (212,457)
                                                      ==========       ==========      =============



                                                                   EQ/JPMorgan       EQ/Legg
                                                    EQ/JPMorgan       Value           Mason        EQ/Long
                                                     Core Bond    Opportunities   Value Equity    Term Bond
                                                   ------------- --------------- -------------- -------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................  $4,940,382     $ 2,773,936     $    5,707    $   664,831
 Expenses: .......................................
  Asset-based charges ............................   1,347,964         819,886        152,280        175,502
  Less: Reduction for expense limitation .........          --              --             --             --
                                                    ----------     -----------     ----------    -----------
  Net Expenses ...................................   1,347,964         819,886        152,280        175,502
                                                    ----------     -----------     ----------    -----------
Net Investment Income (Loss) .....................   3,592,418       1,954,050       (146,573)       489,329
                                                    ----------     -----------     ----------    -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............    (537,483)      3,548,740        (70,317)      (238,217)
  Realized gain distribution from The Trusts .....          --       1,700,154             --             --
                                                    ----------     -----------     ----------    -----------
 Net realized gain (loss) ........................    (537,483)      5,248,894        (70,317)      (238,217)
                                                    ----------     -----------     ----------    -----------
  Change in unrealized appreciation
   (depreciation) of investments .................      80,834       3,773,066      1,423,361        (51,485)
                                                    ----------     -----------     ----------    -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    (456,649)      9,021,960      1,353,044       (289,702)
                                                    ----------     -----------     ----------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $3,135,769     $10,976,010     $1,206,471    $   199,627
                                                    ==========     ===========     ==========    ===========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                    EQ/Lord Abbett  EQ/Lord Abbett   EQ/Lord Abbett
                                                        Growth         Large Cap         Mid Cap
                                                      and Income         Core             Value
                                                   --------------- ---------------- ----------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................     $ 87,299        $ 37,000        $  170,099
 Expenses: .......................................
  Asset-based charges ............................       70,984          37,881           186,829
  Less: Reduction for expense limitation .........           --              --                --
                                                       --------        --------        ----------
  Net Expenses ...................................       70,984          37,881           186,829
                                                       --------        --------        ----------
Net Investment Income (Loss) .....................       16,315            (881)          (16,730)
                                                       --------        --------        ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      314,110          86,334           476,570
  Realized gain distribution from The Trusts .....       42,751          14,596            92,978
                                                       --------        --------        ----------
 Net realized gain (loss) ........................      356,861         100,930           569,548
                                                       --------        --------        ----------
  Change in unrealized appreciation
   (depreciation) of investments .................      541,111         224,978         1,137,154
                                                       --------        --------        ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      897,972         325,908         1,706,702
                                                       --------        --------        ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $914,287        $325,027        $1,689,972
                                                       ========        ========        ==========



                                                                     EQ/Mercury     EQ/Mercury        EQ/MFS
                                                      EQ/Marsico    Basic Value   International   Emerging Growth
                                                        Focus          Equity         Value          Companies
                                                   --------------- ------------- --------------- ----------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................  $  2,055,782    $10,237,824    $ 9,225,669     $         --
 Expenses: .......................................
  Asset-based charges ............................     4,010,462      4,602,052      3,224,868        4,292,628
  Less: Reduction for expense limitation .........            --             --             --               --
                                                    ------------    -----------    -----------     ------------
  Net Expenses ...................................     4,010,462      4,602,052      3,224,868        4,292,628
                                                    ------------    -----------    -----------     ------------
Net Investment Income (Loss) .....................    (1,954,680)     5,635,772      6,000,801       (4,292,628)
                                                    ------------    -----------    -----------     ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............    12,234,006     24,106,044     26,275,288       12,735,612
  Realized gain distribution from The Trusts .....     5,427,722     14,762,709     10,335,282               --
                                                    ------------    -----------    -----------     ------------
 Net realized gain (loss) ........................    17,661,728     38,868,753     36,610,570       12,735,612
                                                    ------------    -----------    -----------     ------------
  Change in unrealized appreciation
   (depreciation) of investments .................     6,168,757     19,316,684     10,921,813       11,003,344
                                                    ------------    -----------    -----------     ------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    23,830,485     58,185,437     47,532,383       23,738,956
                                                    ------------    -----------    -----------     ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $ 21,875,805    $63,821,209    $53,533,184     $ 19,446,328
                                                    ============    ===========    ===========     ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                         EQ/MFS         EQ/Money      EQ/Montag &
                                                    Investors Trust      Market     Caldwell Growth
                                                   ----------------- ------------- -----------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................    $  137,505      $5,968,477       $   6,893
 Expenses: .......................................
  Asset-based charges ............................       209,499       1,696,268          42,593
  Less: Reduction for expense limitation .........            --        (121,682)             --
                                                      ----------      ----------       ---------
  Net Expenses ...................................       209,499       1,574,586          42,593
                                                      ----------      ----------       ---------
Net Investment Income (Loss) .....................       (71,994)      4,393,891         (35,700)
                                                      ----------      ----------       ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     1,262,601        (322,486)         95,483
  Realized gain distribution from The Trusts .....            --              --              --
                                                      ----------      ----------       ---------
 Net realized gain (loss) ........................     1,262,601        (322,486)         95,483
                                                      ----------      ----------       ---------
  Change in unrealized appreciation
   (depreciation) of investments .................       598,954         330,301         153,479
                                                      ----------      ----------       ---------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     1,861,555           7,815         248,962
                                                      ----------      ----------       ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $1,789,561      $4,401,706       $ 213,262
                                                      ==========      ==========       =========



                                                                                  EQ/Oppenheimer
                                                     EQ/Mutual   EQ/Oppenheimer    Main Street       EQ/PIMCO
                                                    Shares (a)     Global (a)     Small Cap (a)    Real Return
                                                   ------------ ---------------- --------------- ---------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................   $  4,271       $    247         $ 3,950      $   1,152,430
 Expenses: .......................................
  Asset-based charges ............................      7,581          3,402           2,274            287,527
  Less: Reduction for expense limitation .........         --             --              --                 --
                                                     --------       --------         -------      -------------
  Net Expenses ...................................      7,581          3,402           2,274            287,527
                                                     --------       --------         -------      -------------
Net Investment Income (Loss) .....................     (3,310)        (3,155)          1,676            864,903
                                                     --------       --------         -------      -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     19,581          1,542           4,406           (148,559)
  Realized gain distribution from The Trusts .....         --             --              --                 --
                                                     --------       --------         -------      -------------
 Net realized gain (loss) ........................     19,581          1,542           4,406           (148,559)
                                                     --------       --------         -------      -------------
  Change in unrealized appreciation
   (depreciation) of investments .................    120,478         70,311          21,246           (903,386)
                                                     --------       --------         -------      -------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    140,059         71,853          25,652         (1,051,945)
                                                     --------       --------         -------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................   $136,749       $ 68,698         $27,328      $    (187,042)
                                                     ========       ========         =======      =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                       EQ/Short       EQ/Small        EQ/Small
                                                    Duration Bond     Cap Value    Company Growth
                                                   --------------- -------------- ----------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................    $ 246,861     $11,125,009      $  460,746
 Expenses: .......................................
  Asset-based charges ............................       66,787       2,526,187         415,226
  Less: Reduction for expense limitation .........           --              --              --
                                                      ---------     -----------      ----------
  Net Expenses ...................................       66,787       2,526,187         415,226
                                                      ---------     -----------      ----------
Net Investment Income (Loss) .....................      180,074       8,598,822          45,520
                                                      ---------     -----------      ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       56,500       2,230,846          49,937
  Realized gain distribution from The Trusts .....           --      13,562,363              --
                                                      ---------     -----------      ----------
 Net realized gain (loss) ........................       56,500      15,793,209          49,937
                                                      ---------     -----------      ----------
  Change in unrealized appreciation
   (depreciation) of investments .................      (63,782)      1,854,864        (307,773)
                                                      ---------     -----------      ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       (7,282)     17,648,073        (257,836)
                                                      ---------     -----------      ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $ 172,792     $26,246,895      $ (212,316)
                                                      =========     ===========      ==========



                                                       EQ/Small        EQ/TCW     EQ/Templeton   EQ/UBS Growth
                                                    Company Index      Equity      Growth (a)      and Income
                                                   --------------- ------------- -------------- ---------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................   $ 1,701,472    $       --      $  4,943      $  138,520
 Expenses: .......................................
  Asset-based charges ............................     1,579,331       106,671         7,742         179,510
  Less: Reduction for expense limitation .........            --            --            --              --
                                                     -----------    ----------      --------      ----------
  Net Expenses ...................................     1,579,331       106,671         7,742         179,510
                                                     -----------    ----------      --------      ----------
Net Investment Income (Loss) .....................       122,141      (106,671)       (2,799)        (40,990)
                                                     -----------    ----------      --------      ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............     4,988,309       (97,939)       18,770         471,839
  Realized gain distribution from The Trusts .....     5,969,373            --            --              --
                                                     -----------    ----------      --------      ----------
 Net realized gain (loss) ........................    10,957,682       (97,939)       18,770         471,839
                                                     -----------    ----------      --------      ----------
  Change in unrealized appreciation
   (depreciation) of investments .................     6,916,365      (250,991)      120,135       1,462,771
                                                     -----------    ----------      --------      ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    17,874,047      (348,930)      138,905       1,934,610
                                                     -----------    ----------      --------      ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................   $17,996,188    $ (455,601)     $136,106      $1,893,620
                                                     ===========    ==========      ========      ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                      EQ/Van Kampen    EQ/Van Kampen
                                                    EQ/Van Kampen   Emerging Markets      Mid Cap
                                                       Comstock          Equity            Growth
                                                   --------------- ------------------ ---------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................    $  384,142      $  1,415,320       $  51,588
 Expenses: .......................................
  Asset-based charges ............................       158,921         4,262,744         143,338
  Less: Reduction for expense limitation .........            --                --              --
                                                      ----------      ------------       ---------
  Net Expenses ...................................       158,921         4,262,744         143,338
                                                      ----------      ------------       ---------
Net Investment Income (Loss) .....................       225,221        (2,847,424)        (91,750)
                                                      ----------      ------------       ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       372,028        55,518,458         156,061
  Realized gain distribution from The Trusts .....        70,174        29,614,083          37,966
                                                      ----------      ------------       ---------
 Net realized gain (loss) ........................       442,202        85,132,541         194,027
                                                      ----------      ------------       ---------
  Change in unrealized appreciation
   (depreciation) of investments .................     1,186,687        15,805,873         613,623
                                                      ----------      ------------       ---------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     1,628,889       100,938,414         807,650
                                                      ----------      ------------       ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $1,854,110      $ 98,090,990       $ 715,900
                                                      ==========      ============       =========


                                                    EQ/Wells Fargo
                                                      Montgomery       Target 2015      Target 2025     Target 2035
                                                       Small Cap     Allocation (a)   Allocation (a)   Allocation (a)
                                                   ---------------- ---------------- ---------------- ---------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................   $   286,088         $26,232          $18,316         $ 7,772
 Expenses: .......................................
  Asset-based charges ............................        82,686           2,125            1,892           1,033
  Less: Reduction for expense limitation .........            --              --               --              --
                                                     -----------         -------          -------         -------
  Net Expenses ...................................        82,686           2,125            1,892           1,033
                                                     -----------         -------          -------         -------
Net Investment Income (Loss) .....................       203,402          24,107           16,424           6,739
                                                     -----------         -------          -------         -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      (155,134)          1,217            1,457           2,860
  Realized gain distribution from The Trusts .....        13,712              --               --              --
                                                     -----------         -------          -------         -------
 Net realized gain (loss) ........................      (141,422)          1,217            1,457           2,860
                                                     -----------         -------          -------         -------
  Change in unrealized appreciation
   (depreciation) of investments .................       858,631           6,546           12,186          10,655
                                                     -----------         -------          -------         -------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       717,209           7,763           13,643          13,515
                                                     -----------         -------          -------         -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................   $   920,611         $31,870          $30,067         $20,254
                                                     ===========         =======          =======         =======

-------
The accompanying notes are an integral part of these financial statements.

                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                        Target 2045      U.S. Real Estate --
                                                      Allocation (a)           Class II
                                                     ----------------   ---------------------
Income and Expenses:
 Investment Income: ..............................
  Dividends from The Trusts ......................        $5,626             $ 1,646,828
 Expenses: .......................................
  Asset-based charges ............................           505               1,677,002
  Less: Reduction for expense limitation .........            --                      --
                                                          ------             -----------
  Net Expenses ...................................           505               1,677,002
                                                          ------             -----------
Net Investment Income (Loss) .....................         5,121                 (30,174)
                                                          ------             -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............         2,055              12,416,606
  Realized gain distribution from The Trusts .....            --               8,206,020
                                                          ------             -----------
 Net realized gain (loss) ........................         2,055              20,622,626
                                                          ------             -----------
  Change in unrealized appreciation
   (depreciation) of investments .................         1,333              19,276,038
                                                          ------             -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................         3,388              39,898,664
                                                          ------             -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................        $8,509             $39,868,490
                                                          ======             ===========

-------
(a) Commenced operations on September 18, 2006.
The accompanying notes are an integral part of these financial statements.

                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                          AXA Aggressive                 AXA Conservative
                                                            Allocation                      Allocation
                                                  ------------------------------- -------------------------------
                                                        2006            2005            2006            2005
                                                  --------------- --------------- --------------- ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $    993,051    $    571,527    $    465,936    $    253,966
 Net realized gain (loss) on investments ........     2,823,176         605,763         165,790         151,022
 Change in unrealized appreciation
  (depreciation) of investments .................     3,292,688         281,891         190,212        (242,871)
                                                   ------------    ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................  $  7,108,915    $  1,459,181    $    821,938    $    162,117
                                                   ------------    ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    23,844,855       8,017,276       4,859,836       2,902,486
  Transfers between funds including
   guaranteed interest account, net .............    26,083,492       5,980,010       2,799,627       2,183,814
  Transfers for contract benefit and
   terminations .................................    (2,538,626)     (1,563,847)     (1,579,213)     (1,337,358)
  Contract maintenance charges ..................       (60,128)        (24,085)        (12,780)         (7,237)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --              --              --              --
                                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    47,329,593      12,409,354       6,067,470       3,741,705
                                                   ------------    ------------    ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............       (44,777)         25,030         (38,671)         10,649
                                                   ------------    ------------    ------------    ------------
Increase (Decrease) in Net Assets ...............    54,393,731      13,893,566       6,850,737       3,914,472
Net Assets -- Beginning of Period ...............    23,015,387       9,121,821      12,086,370       8,171,898
                                                   ------------    ------------    ------------    ------------
Net Assets -- End of Period .....................  $ 77,409,118    $ 23,015,387    $ 18,937,107    $ 12,086,370
                                                   ============    ============    ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --              --              --              --
 Units Redeemed .................................            --              --              --              --
                                                   ------------    ------------    ------------    ------------
 Net Increase (Decrease) ........................            --              --              --              --
                                                   ------------    ------------    ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................           459             161             122             191
 Units Redeemed .................................          (120)            (57)            (67)           (155)
                                                   ------------    ------------    ------------    ------------
 Net Increase (Decrease) ........................           339             104              55              36
                                                   ------------    ------------    ------------    ------------



                                                         AXA Conservative-                    AXA Moderate
                                                          Plus Allocation                      Allocation
                                                  ------------------------------- -------------------------------------
                                                        2006            2005             2006               2005
                                                  --------------- --------------- ------------------ ------------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $    817,332    $    497,504     $   28,974,017     $   25,246,776
 Net realized gain (loss) on investments ........       829,118         282,022         37,835,708         17,200,129
 Change in unrealized appreciation
  (depreciation) of investments .................       638,458        (324,895)        82,054,012         21,156,626
                                                   ------------    ------------     --------------     --------------
 Net increase (decrease) in net assets from
  operations ....................................  $  2,284,908    $    454,631     $  148,863,737     $   63,603,531
                                                   ------------    ------------     --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    15,970,563       6,392,110        119,386,928        112,033,807
  Transfers between funds including
   guaranteed interest account, net .............     6,697,745       6,136,561        (20,879,947)       (33,256,783)
  Transfers for contract benefit and
   terminations .................................    (3,805,513)     (1,478,006)      (210,390,505)      (200,846,413)
  Contract maintenance charges ..................       (30,881)        (14,361)        (1,185,812)        (1,221,087)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --              --           (591,694)           (66,473)
                                                   ------------    ------------     --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    18,831,914      11,036,304       (113,661,030)      (123,356,949)
                                                   ------------    ------------     --------------     --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............       (38,269)         16,546             71,950          3,557,611
                                                   ------------    ------------     --------------     --------------
Increase (Decrease) in Net Assets ...............    21,078,553      11,507,481         35,274,657        (56,195,809)
Net Assets -- Beginning of Period ...............    20,402,855       8,895,374      1,665,732,241      1,721,928,050
                                                   ------------    ------------     --------------     --------------
Net Assets -- End of Period .....................  $ 41,481,408    $ 20,402,855     $1,701,006,898     $1,665,732,241
                                                   ============    ============     ==============     ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --              --              2,209              2,436
 Units Redeemed .................................            --              --             (3,743)            (4,170)
                                                   ------------    ------------     --------------     --------------
 Net Increase (Decrease) ........................            --              --             (1,534)            (1,734)
                                                   ------------    ------------     --------------     --------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................           256             178                270                243
 Units Redeemed .................................           (94)            (78)              (177)              (160)
                                                   ------------    ------------     --------------     --------------
 Net Increase (Decrease) ........................           162             100                 93                 83
                                                   ------------    ------------     --------------     --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           AXA Moderate-                      AXA Premier VIP
                                                          Plus Allocation                    Aggressive Equity
                                                  -------------------------------- --------------------------------------
                                                        2006             2005             2006               2005
                                                  ---------------- --------------- ----------------- --------------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................   $  3,839,574    $  2,315,391    $    (8,458,860)    $ (10,658,324)
 Net realized gain (loss) on investments ........      5,834,592         924,360        (15,621,963)      (33,806,813)
 Change in unrealized appreciation
  (depreciation) of investments .................     12,340,076       1,385,403         62,134,112       113,069,008
                                                    ------------    ------------    ---------------     -------------
 Net increase (decrease) in net assets from
  operations ....................................   $ 22,014,242    $  4,625,154    $    38,053,289     $  68,603,871
                                                    ------------    ------------    ---------------     -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     79,982,968      36,690,502         37,960,667        45,973,157
  Transfers between funds including
   guaranteed interest account, net .............     83,449,300      21,827,556        (56,697,611)      (57,769,773)
  Transfers for contract benefit and
   terminations .................................     (9,097,843)     (4,749,358)      (126,612,896)     (121,857,977)
  Contract maintenance charges ..................       (214,420)        (84,923)          (843,352)         (957,496)
  Adjustments to net assets allocated to
   contracts in payout period ...................             --              --            173,657            63,975
                                                    ------------    ------------    ---------------     -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    154,120,005      53,683,777       (146,019,535)     (134,548,114)
                                                    ------------    ------------    ---------------     -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............        (33,083)         12,413           (326,723)          493,206
                                                    ------------    ------------    ---------------     -------------
Increase (Decrease) in Net Assets ...............    176,101,164      58,321,344       (108,292,969)      (65,451,037)
Net Assets -- Beginning of Period ...............     91,321,154      32,999,810      1,049,447,656     1,114,898,693
                                                    ------------    ------------    ---------------     -------------
Net Assets -- End of Period .....................   $267,422,318    $ 91,321,154    $   941,154,687     $1,049,447,656
                                                    ============    ============    ===============     ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................             --              --                799             1,115
 Units Redeemed .................................             --              --             (2,510)           (2,834)
                                                    ------------    ------------    ---------------     --------------
 Net Increase (Decrease) ........................             --              --             (1,711)           (1,719)
                                                    ------------    ------------    ---------------     --------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................          1,337             553                 47                45
 Units Redeemed .................................           (179)           (102)               (60)              (47)
                                                    ------------    ------------    ---------------     --------------
 Net Increase (Decrease) ........................          1,158             451                (13)                 (2)
                                                    ------------    ------------    ---------------     ----------------



                                                          AXA Premier VIP                 AXA Premier VIP
                                                             Core Bond                      Health Care
                                                  ------------------------------- -------------------------------
                                                        2006            2005            2006            2005
                                                  --------------- --------------- --------------- ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $  1,938,655    $  1,503,682    $    (99,116)   $    526,198
 Net realized gain (loss) on investments ........      (639,165)        (88,672)      2,489,687       1,022,280
 Change in unrealized appreciation
  (depreciation) of investments .................       356,319      (1,086,942)       (658,603)        784,518
                                                   ------------    ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................  $  1,655,809    $    328,068    $  1,731,968    $  2,332,996
                                                   ------------    ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     8,969,099      12,397,790       7,441,675       6,437,922
  Transfers between funds including
   guaranteed interest account, net .............    (3,291,145)     (2,402,204)       (323,954)      1,585,184
  Transfers for contract benefit and
   terminations .................................    (7,170,253)     (6,671,587)     (3,886,425)     (3,205,504)
  Contract maintenance charges ..................       (54,947)        (57,996)        (38,559)        (35,466)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --              --              --              --
                                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    (1,547,246)      3,266,003       3,192,737       4,782,136
                                                   ------------    ------------    ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............       (26,022)       (125,588)        (68,167)          6,011
                                                   ------------    ------------    ------------    ------------
Increase (Decrease) in Net Assets ...............        82,541       3,468,503       4,856,538       7,121,143
Net Assets -- Beginning of Period ...............    68,295,185      64,826,682      43,541,593      36,420,450
                                                   ------------    ------------    ------------    ------------
Net Assets -- End of Period .....................  $ 68,377,726    $ 68,295,185    $ 48,398,131    $ 43,541,593
                                                   ============    ============    ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --              --              --              --
 Units Redeemed .................................            --              --              --              --
                                                   ------------    ------------    ------------    ------------
 Net Increase (Decrease) ........................            --              --              --              --
                                                   ------------    ------------    ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................           144             179             148             186
 Units Redeemed .................................          (158)           (149)           (122)           (143)
                                                   ------------    ------------    ------------    ------------
 Net Increase (Decrease) ........................           (14)             30              26              43
                                                   ------------    ------------    ------------    ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           AXA Premier VIP                  AXA Premier VIP
                                                             High Yield                   International Equity
                                                  --------------------------------- --------------------------------
                                                        2006             2005             2006             2005
                                                  ---------------- ---------------- ---------------- ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $  10,185,040    $  11,229,538     $    775,161    $  1,564,769
 Net realized gain (loss) on investments ........       (669,347)        (348,211)       9,382,266       5,438,510
 Change in unrealized appreciation
  (depreciation) of investments .................      5,173,752       (7,591,995)       7,586,574         817,466
                                                   -------------    -------------     ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................  $  14,689,445    $   3,289,332     $ 17,744,001    $  7,820,745
                                                   -------------    -------------     ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     18,019,567       23,709,345       14,357,959      10,001,410
  Transfers between funds including
   guaranteed interest account, net .............     (2,156,608)        (676,536)      14,243,043       2,832,655
  Transfers for contract benefit and
   terminations .................................    (21,247,597)     (21,667,578)      (6,383,398)     (4,120,709)
  Contract maintenance charges ..................       (140,527)        (139,940)         (66,846)        (51,123)
  Adjustments to net assets allocated to
   contracts in payout period ...................        (72,342)          45,046               --              --
                                                   -------------    -------------     ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     (5,597,507)       1,270,337       22,150,758       8,662,233
                                                   -------------    -------------     ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............          1,179         (181,437)         (57,121)       (148,291)
                                                   -------------    -------------     ------------    ------------
Increase (Decrease) in Net Assets ...............      9,093,117        4,378,232       39,837,638      16,334,687
Net Assets -- Beginning of Period ...............    171,666,962      167,288,730       65,112,830      48,778,143
                                                   -------------    -------------     ------------    ------------
Net Assets -- End of Period .....................  $ 180,760,079    $ 171,666,962     $104,950,468    $ 65,112,830
                                                   =============    =============     ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            224              279               --              --
 Units Redeemed .................................           (256)            (307)              --              --
                                                   -------------    -------------     ------------    ------------
 Net Increase (Decrease) ........................            (32)             (28)              --              --
                                                   -------------    -------------     ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................             87              135              323             227
 Units Redeemed .................................            (87)             (75)            (180)           (157)
                                                   -------------    -------------     ------------    ------------
 Net Increase (Decrease) ........................             --               60              143              70
                                                   -------------    -------------     ------------    ------------



                                                           AXA Premier VIP                  AXA Premier VIP
                                                        Large Cap Core Equity               Large Cap Growth
                                                  --------------------------------- --------------------------------
                                                        2006             2005              2006            2005
                                                  --------------- ----------------- ----------------- --------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $   (126,312)    $   (54,196)      $  (467,924)     $   (437,520)
 Net realized gain (loss) on investments ........     2,047,275       1,916,133         3,427,342         1,379,468
 Change in unrealized appreciation
  (depreciation) of investments .................       496,283        (683,093)       (3,425,656)        1,313,405
                                                   ------------     -----------       -----------      ------------
 Net increase (decrease) in net assets from
  operations ....................................  $  2,417,246     $ 1,178,844       $  (466,238)     $  2,255,353
                                                   ------------     -----------       -----------      ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     1,964,622       2,240,722         5,052,052         5,109,571
  Transfers between funds including
   guaranteed interest account, net .............      (977,943)       (870,969)       (2,028,845)       (1,281,342)
  Transfers for contract benefit and
   terminations .................................    (2,446,196)     (1,683,379)       (3,450,562)       (3,000,959)
  Contract maintenance charges ..................       (16,338)        (16,440)          (32,930)          (32,769)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --              --                --                --
                                                   ------------     -----------       -----------      ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    (1,475,855)       (330,066)         (460,285)          794,501
                                                   ------------     -----------       -----------      ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............       (54,449)     (5,566,642)          (53,308)       (4,784,120)
                                                   ------------     -----------       -----------      ------------
Increase (Decrease) in Net Assets ...............       886,942      (4,717,864)         (979,831)       (1,734,266)
Net Assets -- Beginning of Period ...............    20,586,352      25,304,216        39,112,324        40,846,590
                                                   ------------     -----------       -----------      ------------
Net Assets -- End of Period .....................  $ 21,473,294     $20,586,352       $38,132,493      $ 39,112,324
                                                   ============     ===========       ===========      ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --              --                --                --
 Units Redeemed .................................            --              --                --                --
                                                   ------------     -----------       -----------      ------------
 Net Increase (Decrease) ........................            --              --                --                --
                                                   ------------     -----------       -----------      ------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................            47              42               131               149
 Units Redeemed .................................           (60)            (45)             (136)             (140)
                                                   ------------     -----------       -----------      ------------
 Net Increase (Decrease) ........................           (13)               (3)               (5)              9
                                                   ------------     --------------    --------------   ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          AXA Premier VIP                 AXA Premier VIP
                                                          Large Cap Value                 Mid Cap Growth
                                                  ------------------------------- -------------------------------
                                                        2006            2005            2006            2005
                                                  --------------- --------------- --------------- ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $    954,715    $    744,714    $   (630,656)   $    314,165
 Net realized gain (loss) on investments ........     3,512,154       2,899,759       9,970,647      13,239,930
 Change in unrealized appreciation
  (depreciation) of investments .................     5,074,150      (1,294,817)     (3,179,076)     (8,252,546)
                                                   ------------    ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................  $  9,541,019    $  2,349,656    $  6,160,915    $  5,301,549
                                                   ------------    ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     9,298,233       6,001,186      10,015,764      10,989,185
  Transfers between funds including
   guaranteed interest account, net .............     7,344,220       6,520,328      (4,031,680)     (3,509,958)
  Transfers for contract benefit and
   terminations .................................    (5,308,228)     (3,560,110)     (7,207,819)     (6,105,723)
  Contract maintenance charges ..................       (32,553)        (28,020)        (78,132)        (76,224)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --              --              --              --
                                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    11,301,672       8,933,384      (1,301,867)      1,297,280
                                                   ------------    ------------    ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............       (62,697)         (3,214)        (53,234)     (6,049,103)
                                                   ------------    ------------    ------------    ------------
Increase (Decrease) in Net Assets ...............    20,779,994      11,279,826       4,805,814         549,725
Net Assets -- Beginning of Period ...............    46,756,153      35,476,327      78,154,115      77,604,390
                                                   ------------    ------------    ------------    ------------
Net Assets -- End of Period .....................  $ 67,536,147    $ 46,756,153    $ 82,959,929    $ 78,154,115
                                                   ============    ============    ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --              --              --              --
 Units Redeemed .................................            --              --              --              --
                                                   ------------    ------------    ------------    ------------
 Net Increase (Decrease) ........................            --              --              --              --
                                                   ------------    ------------    ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................           217             175             201             206
 Units Redeemed .................................          (131)            (99)           (216)           (191)
                                                   ------------    ------------    ------------    ------------
 Net Increase (Decrease) ........................            86              76             (15)             15
                                                   ------------    ------------    ------------    ------------



                                                           AXA Premier VIP                    AXA Premier VIP
                                                            Mid Cap Value                       Technology
                                                  ---------------------------------- ---------------------------------
                                                         2006             2005             2006             2005
                                                  ----------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................   $   296,313      $    3,762,313   $  (1,467,146)   $  (1,376,573)
 Net realized gain (loss) on investments ........     6,661,200          16,232,969      12,268,244        5,452,891
 Change in unrealized appreciation
  (depreciation) of investments .................     1,877,458         (16,076,892)     (4,621,826)       5,694,255
                                                    -----------      --------------   -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................   $ 8,834,971      $    3,918,390   $   6,179,272    $   9,770,573
                                                    -----------      --------------   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     6,996,331           7,568,984      11,063,634       10,560,406
  Transfers between funds including
   guaranteed interest account, net .............        99,840          (6,308,684)     (6,359,589)     (10,760,699)
  Transfers for contract benefit and
   terminations .................................    (7,423,788)         (6,444,526)    (11,664,420)     (11,427,084)
  Contract maintenance charges ..................       (51,585)            (52,473)       (110,520)        (117,870)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --                  --              --               --
                                                    -----------      --------------   -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................      (379,202)         (5,236,699)     (7,070,895)     (11,745,247)
                                                    -----------      --------------   -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............       (48,731)           (134,876)        (64,158)      (5,783,917)
                                                    -----------      --------------   -------------    -------------
Increase (Decrease) in Net Assets ...............     8,407,038          (1,453,185)       (955,781)      (7,758,591)
Net Assets -- Beginning of Period ...............    67,290,850          68,744,035     114,150,789      121,909,380
                                                    -----------      --------------   -------------    -------------
Net Assets -- End of Period .....................   $75,697,888      $   67,290,850   $ 113,195,008    $ 114,150,789
                                                    ===========      ==============   =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --                  --              --               --
 Units Redeemed .................................            --                  --              --               --
                                                    -----------      --------------   -------------    -------------
 Net Increase (Decrease) ........................            --                  --              --               --
                                                    -----------      --------------   -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................           139                 140             545              648
 Units Redeemed .................................          (144)               (184)           (617)            (779)
                                                    -----------      --------------   -------------    -------------
 Net Increase (Decrease) ........................              (5)              (44)            (72)            (131)
                                                    --------------   --------------   -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/AllianceBernstein                  EQ/AllianceBernstein
                                                              Common Stock                        Growth and Income
                                                  ------------------------------------- -------------------------------------
                                                         2006               2005               2006               2005
                                                  ------------------ ------------------ ------------------ ------------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................   $    8,160,325     $   (9,003,303)    $    2,909,233     $     (900,426)
 Net realized gain (loss) on investments ........       23,573,141        (37,455,125)        91,248,842         61,143,917
 Change in unrealized appreciation
  (depreciation) of investments .................      354,142,577        175,317,492         84,755,385        (13,424,472)
                                                    --------------     --------------     --------------     --------------
 Net increase (decrease) in net assets from
  operations ....................................   $  385,876,043     $  128,859,064     $  178,913,460     $   46,819,019
                                                    --------------     --------------     --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      182,291,624        202,820,962         84,650,325         96,448,412
  Transfers between funds including
   guaranteed interest account, net .............     (227,957,731)      (199,654,369)       (46,034,018)       (29,617,133)
  Transfers for contract benefit and
   terminations .................................     (551,180,693)      (519,997,446)      (139,083,993)      (132,230,765)
  Contract maintenance charges ..................       (2,608,747)        (2,957,997)          (843,165)          (868,891)
  Adjustments to net assets allocated to
   contracts in payout period ...................          428,036          2,074,871           (578,567)           191,931
                                                    --------------     --------------     --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     (599,027,511)      (517,713,979)      (101,889,418)       (66,076,446)
                                                    --------------     --------------     --------------     --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............       (1,994,452)          (739,315)           168,247             25,138
                                                    --------------     --------------     --------------     --------------
Increase (Decrease) in Net Assets ...............     (215,145,920)      (389,594,230)        77,192,289        (19,232,290)
Net Assets -- Beginning of Period ...............    4,403,358,938      4,792,953,168      1,104,055,115      1,123,287,405
                                                    --------------     --------------     --------------     --------------
Net Assets -- End of Period .....................   $4,188,213,018     $4,403,358,938     $1,181,247,404     $1,104,055,115
                                                    ==============     ==============     ==============     ==============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................              940              1,184                374                482
 Units Redeemed .................................           (2,715)            (2,853)              (655)              (700)
                                                    --------------     --------------     --------------     --------------
 Net Increase (Decrease) ........................           (1,775)            (1,669)              (281)              (218)
                                                    --------------     --------------     --------------     --------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................              233                330                105                167
 Units Redeemed .................................             (340)              (279)              (177)              (179)
                                                    --------------     --------------     --------------     --------------
 Net Increase (Decrease) ........................             (107)                51                (72)               (12)
                                                    --------------     --------------     --------------     --------------



                                                        EQ/AllianceBernstein
                                                            Intermediate                  EQ/AllianceBernstein
                                                        Government Securities                 International
                                                  --------------------------------- ---------------------------------
                                                        2006             2005             2006             2005
                                                  ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $   3,580,538    $   3,261,354    $   2,756,554    $   2,888,714
 Net realized gain (loss) on investments ........     (1,387,779)      (1,030,160)     130,011,138       47,600,861
 Change in unrealized appreciation
  (depreciation) of investments .................        325,750       (2,002,479)      30,111,789       40,900,846
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................  $   2,518,509    $     228,715    $ 162,879,481    $  91,390,421
                                                   -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     11,712,692       15,894,182       70,066,182       58,298,545
  Transfers between funds including
   guaranteed interest account, net .............    (10,727,955)     (11,417,937)      18,012,387        1,090,983
  Transfers for contract benefit and
   terminations .................................    (16,943,417)     (21,713,276)     (97,790,219)     (80,556,104)
  Contract maintenance charges ..................       (113,339)        (130,973)        (623,475)        (576,595)
  Adjustments to net assets allocated to
   contracts in payout period ...................         34,238           74,534         (309,402)        (135,750)
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    (16,037,781)     (17,293,470)     (10,644,527)     (21,878,921)
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............        (50,074)        (132,581)         (71,367)      (1,163,517)
                                                   -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets ...............    (13,569,346)     (17,197,336)     152,163,587       68,347,983
Net Assets -- Beginning of Period ...............    138,342,225      155,539,561      738,512,409      670,164,426
                                                   -------------    -------------    -------------    -------------
Net Assets -- End of Period .....................  $ 124,772,879    $ 138,342,225    $ 890,675,996    $ 738,512,409
                                                   =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................             94              123              907              790
 Units Redeemed .................................           (178)            (221)          (1,030)          (1,024)
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease) ........................            (84)             (98)            (123)            (234)
                                                   -------------    -------------    -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................             28               53              260              219
 Units Redeemed .................................            (50)             (70)            (183)            (133)
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease) ........................            (22)             (17)              77               86
                                                   -------------    -------------    -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/AllianceBernstein              EQ/AllianceBernstein
                                                          Large Cap Growth                    Quality Bond
                                                  --------------------------------- ---------------------------------
                                                        2006             2005             2006             2005
                                                  ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $  (2,002,698)   $  (1,923,340)   $   4,255,990    $   4,286,281
 Net realized gain (loss) on investments ........      7,118,429       (1,998,688)        (386,141)         487,086
 Change in unrealized appreciation
  (depreciation) of investments .................     (9,122,230)      22,548,456          200,508       (3,294,810)
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................  $  (4,006,499)   $  18,626,428    $   4,070,357    $   1,478,557
                                                   -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     15,025,830       12,244,538       15,216,777       18,173,126
  Transfers between funds including
   guaranteed interest account, net .............     (8,965,564)     (10,096,346)      (5,690,869)      (4,032,499)
  Transfers for contract benefit and
   terminations .................................    (18,321,891)     (16,351,022)     (20,655,589)     (21,510,078)
  Contract maintenance charges ..................       (160,474)        (178,895)        (129,800)        (139,184)
  Adjustments to net assets allocated to
   contracts in payout period ...................             --               --           45,883          114,468
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    (12,422,099)     (14,381,725)     (11,213,598)      (7,394,167)
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............       (384,409)         (12,765)        (324,182)          61,057
                                                   -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets ...............    (16,813,007)       4,231,938       (7,467,423)      (5,854,553)
Net Assets -- Beginning of Period ...............    163,022,761      158,790,823      160,891,477      166,746,030
                                                   -------------    -------------    -------------    -------------
Net Assets -- End of Period .....................  $ 146,209,754    $ 163,022,761    $ 153,424,054    $ 160,891,477
                                                   =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................             --               --              152              199
 Units Redeemed .................................             --               --             (211)            (241)
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease) ........................             --               --              (59)             (42)
                                                   -------------    -------------    -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................            506              503               41               42
 Units Redeemed .................................           (699)            (747)             (51)             (47)
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease) ........................           (193)            (244)             (10)               5
                                                   -------------    -------------    -------------    -------------



                                                        EQ/AllianceBernstein              EQ/AllianceBernstein
                                                          Small Cap Growth                        Value
                                                  --------------------------------- ---------------------------------
                                                        2006             2005             2006             2005
                                                  ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $  (4,981,125)   $  (4,539,780)   $   1,679,828    $    (351,444)
 Net realized gain (loss) on investments ........     58,134,243       14,882,646       57,086,970       18,617,049
 Change in unrealized appreciation
  (depreciation) of investments .................    (25,601,492)      24,371,988       19,258,630       (3,915,633)
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................  $  27,551,626    $  34,714,854    $  78,025,428    $  14,349,972
                                                   -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     33,603,148       34,467,923       66,025,240       53,414,317
  Transfers between funds including
   guaranteed interest account, net .............    (20,033,242)     (19,367,120)      26,933,460        9,886,395
  Transfers for contract benefit and
   terminations .................................    (40,742,131)     (38,537,452)     (41,978,008)     (37,410,175)
  Contract maintenance charges ..................       (347,454)        (363,405)        (328,352)        (277,727)
  Adjustments to net assets allocated to
   contracts in payout period ...................          6,203          (98,923)              --               --
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    (27,513,476)     (23,898,977)      50,652,340       25,612,810
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............        (97,525)         (10,015)        (264,897)         (92,551)
                                                   -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets ...............        (59,375)      10,805,862      128,412,871       39,870,231
Net Assets -- Beginning of Period ...............    373,978,798      363,172,936      372,175,303      332,305,072
                                                   -------------    -------------    -------------    -------------
Net Assets -- End of Period .....................  $ 373,919,423    $ 373,978,798    $ 500,588,174    $ 372,175,303
                                                   =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            466              417               --               --
 Units Redeemed .................................           (608)            (571)              --               --
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease) ........................           (142)            (154)              --               --
                                                   -------------    -------------    -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................             88               87            1,021              804
 Units Redeemed .................................           (107)             (84)            (641)            (586)
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease) ........................            (19)               3              380              218
                                                   -------------    -------------    -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/Ariel                EQ/AXA Rosenberg Value
                                                       Appreciation II (b)              Long/Short Equity
                                                  ------------------------------ -------------------------------
                                                        2006            2005           2006            2005
                                                  ---------------- ------------- --------------- ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................    $  (1,404)      $   238      $     149,810   $     (75,503)
 Net realized gain (loss) on investments ........       15,804            59            183,507         135,572
 Change in unrealized appreciation
  (depreciation) of investments .................      251,349          (814)          (354,260)         99,496
                                                     ---------       ---------    -------------   -------------
 Net increase (decrease) in net assets from
  operations ....................................    $ 265,749       $  (517)     $     (20,943)  $     159,565
                                                     ---------       ---------    -------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      850,759       185,007          1,981,174       1,559,694
  Transfers between funds including
   guaranteed interest account, net .............    1,672,225       404,382            465,450       6,246,577
  Transfers for contract benefit and
   terminations .................................     (153,696)         (815)        (1,110,673)     (1,368,445)
  Contract maintenance charges ..................         (276)             (3)          (4,202)         (2,610)
  Adjustments to net assets allocated to
   contracts in payout period ...................           --            --                 --              --
                                                     ---------       ---------    -------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    2,369,012       588,571          1,331,749       6,435,216
                                                     ---------       ---------    -------------   -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............         (522)          522            (37,431)         16,504
                                                     ---------       ---------    -------------   -------------
Increase (Decrease) in Net Assets ...............    2,634,239       588,576          1,273,375       6,611,285
Net Assets -- Beginning of Period ...............      588,576            --          8,336,537       1,725,252
                                                     ---------       ---------    -------------   -------------
Net Assets -- End of Period .....................    $3,222,815      $588,576     $   9,609,912   $   8,336,537
                                                     ==========      =========    =============   =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................           --            --                 --              --
 Units Redeemed .................................           --            --                 --              --
                                                     ----------      ---------    -------------   -------------
 Net Increase (Decrease) ........................           --            --                 --              --
                                                     ----------      ---------    -------------   -------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................           29             6                 61             151
 Units Redeemed .................................             (7)         --                (49)            (90)
                                                     ------------    ---------    -------------   -------------
 Net Increase (Decrease) ........................           22             6                 12              61
                                                     -----------     ---------    -------------   -------------



                                                        EQ/Boston Advisors                  EQ/Calvert
                                                           Equity Income               Socially Responsible
                                                  ------------------------------- ------------------------------
                                                        2006            2005            2006           2005
                                                  --------------- --------------- --------------- --------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $    482,506    $    173,863     $  (200,699)   $  (153,557)
 Net realized gain (loss) on investments ........     3,342,383         280,164         483,208        766,040
 Change in unrealized appreciation
  (depreciation) of investments .................     1,977,669         767,174         422,095        482,643
                                                   ------------    ------------     -----------    -----------
 Net increase (decrease) in net assets from
  operations ....................................  $  5,802,558    $  1,221,201     $   704,604    $ 1,095,126
                                                   ------------    ------------     -----------    -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     9,934,074       8,284,342       3,333,284      2,959,330
  Transfers between funds including
   guaranteed interest account, net .............     3,521,861      22,984,326         201,643        (20,836)
  Transfers for contract benefit and
   terminations .................................    (2,924,686)     (2,400,710)       (984,884)      (830,151)
  Contract maintenance charges ..................       (28,845)         (6,902)        (25,724)       (22,798)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --              --              --             --
                                                   ------------    ------------     -----------    -----------
Net increase (decrease) in net assets from
 contractowners transactions ....................    10,502,404      28,861,056       2,524,319      2,085,545
                                                   ------------    ------------     -----------    -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............       (15,165)         15,712         (29,785)         7,679
                                                   ------------    ------------     -----------    -----------
Increase (Decrease) in Net Assets ...............    16,289,797      30,097,969       3,199,138      3,188,350
Net Assets -- Beginning of Period ...............    34,433,373       4,335,404      15,597,813     12,409,463
                                                   ------------    ------------     -----------    -----------
Net Assets -- End of Period .....................  $ 50,723,170    $ 34,433,373     $18,796,951    $15,597,813
                                                   ============    ============     ===========    ===========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --              --              --             --
 Units Redeemed .................................            --              --              --             --
                                                   ------------    ------------     -----------    -----------
 Net Increase (Decrease) ........................            --              --              --             --
                                                   ------------    ------------     -----------    -----------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................           194             378              62             60
 Units Redeemed .................................          (107)           (112)            (33)           (32)
                                                   ------------    ------------     -----------    -----------
 Net Increase (Decrease) ........................            87             266              29             28
                                                   ------------    ------------     -----------    -----------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                       EQ/Capital Guardian             EQ/Capital Guardian
                                                              Growth                      International
                                                  ------------------------------ -------------------------------
                                                        2006           2005            2006            2005
                                                  --------------- -------------- --------------- ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................   $   (93,555)    $  (60,343)   $    104,647    $    200,902
 Net realized gain (loss) on investments ........       348,670        216,632      12,588,588       3,406,693
 Change in unrealized appreciation
  (depreciation) of investments .................       280,645        171,278       1,141,332       5,293,529
                                                    -----------     ----------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................   $   535,760     $  327,567    $ 13,834,567    $  8,901,124
                                                    -----------     ----------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     2,471,571      1,562,884      17,471,733      14,421,553
  Transfers between funds including
   guaranteed interest account, net .............     2,066,485        716,243       5,335,127       5,409,277
  Transfers for contract benefit and
   terminations .................................      (780,892)      (505,413)     (7,040,657)     (3,964,163)
  Contract maintenance charges ..................        (9,047)        (6,820)        (83,652)        (58,837)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --             --              --              --
                                                    -----------     ----------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     3,748,117      1,766,894      15,682,551      15,807,830
                                                    -----------     ----------    ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............       (67,544)       (16,330)        (54,219)        (12,105)
                                                    -----------     ----------    ------------    ------------
Increase (Decrease) in Net Assets ...............     4,216,333      2,078,131      29,462,899      24,696,849
Net Assets -- Beginning of Period ...............     6,981,747      4,903,616      69,081,626      44,384,777
                                                    -----------     ----------    ------------    ------------
Net Assets -- End of Period .....................   $11,198,080     $6,981,747    $ 98,544,525    $ 69,081,626
                                                    ===========     ==========    ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --             --              --              --
 Units Redeemed .................................            --             --              --              --
                                                    -----------     ----------    ------------    ------------
 Net Increase (Decrease) ........................            --             --              --              --
                                                    -----------     ----------    ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................            79             66             347             300
 Units Redeemed .................................           (28)           (37)           (221)           (148)
                                                    -----------     ----------    ------------    ------------
 Net Increase (Decrease) ........................            51             29             126             152
                                                    -----------     ----------    ------------    ------------



                                                         EQ/Capital Guardian               EQ/Capital Guardian
                                                              Research                         U.S. Equity
                                                  --------------------------------- ---------------------------------
                                                        2006             2005             2006             2005
                                                  ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $  (1,120,689)   $  (1,134,727)   $      (3,309)   $    (781,387)
 Net realized gain (loss) on investments ........     10,962,001        8,909,482       13,287,212       12,684,361
 Change in unrealized appreciation
  (depreciation) of investments .................      5,365,744       (1,079,011)      (3,209,441)      (6,726,764)
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................  $  15,207,056    $   6,695,744    $  10,074,462    $   5,176,210
                                                   -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     10,717,792       12,644,042       17,293,769       18,742,122
  Transfers between funds including
   guaranteed interest account, net .............     (5,827,436)      (6,603,947)      (3,589,149)         128,017
  Transfers for contract benefit and
   terminations .................................    (17,865,055)     (19,051,913)     (11,494,171)     (11,576,898)
  Contract maintenance charges ..................       (120,186)        (132,116)         (80,170)         (76,812)
  Adjustments to net assets allocated to
   contracts in payout period ...................             --               --               --               --
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    (13,094,885)     (13,143,934)       2,130,279        7,216,429
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............        (61,233)         (84,329)         (77,973)         (36,640)
                                                   -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets ...............      2,050,938       (6,532,519)      12,126,768       12,355,999
Net Assets -- Beginning of Period ...............    150,360,742      156,893,261      115,764,545      103,408,546
                                                   -------------    -------------    -------------    -------------
Net Assets -- End of Period .....................  $ 152,411,680    $ 150,360,742    $ 127,891,313    $ 115,764,545
                                                   =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................             --               --               --               --
 Units Redeemed .................................             --               --               --               --
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease) ........................             --               --               --               --
                                                   -------------    -------------    -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................            142              164              221              267
 Units Redeemed .................................           (247)            (279)            (203)            (201)
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease) ........................           (105)            (115)              18               66
                                                   -------------    -------------    -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/Caywood-Scholl           EQ/Davis New
                                                       High Yield Bond (a)        York Venture (c)
                                                  ------------------------------ ------------------
                                                        2006           2005             2006
                                                  --------------- -------------- ------------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................   $   731,264     $  256,648        $    280
 Net realized gain (loss) on investments ........       (67,947)         8,101              27
 Change in unrealized appreciation
  (depreciation) of investments .................       127,594       (225,977)          6,071
                                                    -----------     ----------        --------
 Net increase (decrease) in net assets from
  operations ....................................   $   790,911     $   38,772        $  6,378
                                                    -----------     ----------        --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     5,139,650      1,872,400           1,970
  Transfers between funds including
   guaranteed interest account, net .............     5,250,256      3,597,369         323,351
  Transfers for contract benefit and
   terminations .................................      (477,477)      (153,719)           (879)
  Contract maintenance charges ..................        (5,264)          (282)            (23)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --             --              --
                                                    -----------     ----------        --------
Net increase (decrease) in net assets from
 contractowners transactions ....................     9,907,165      5,315,768         324,419
                                                    -----------     ----------        --------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............       (11,742)        11,738              11
                                                    -----------     ----------        --------
Increase (Decrease) in Net Assets ...............    10,686,334      5,366,278         330,808
Net Assets -- Beginning of Period ...............     5,366,278             --              --
                                                    -----------     ----------        --------
Net Assets -- End of Period .....................   $16,052,612     $5,366,278        $330,808
                                                    ===========     ==========        ========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --             --              --
 Units Redeemed .................................            --             --              --
                                                    -----------     ----------        --------
 Net Increase (Decrease) ........................            --             --              --
                                                    -----------     ----------        --------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................           122             65               3
 Units Redeemed .................................           (28)           (14)             --
                                                    -----------     ----------        --------
 Net Increase (Decrease) ........................            94             51               3
                                                    -----------     ----------        --------



                                                                EQ/Equity                      EQ/Evergreen
                                                                500 Index                 International Bond (b)
                                                  ------------------------------------- ---------------------------
                                                         2006               2005             2006          2005
                                                  ------------------ ------------------ -------------- ------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................   $    4,440,660     $    2,172,276     $  (29,455)    $   (547)
 Net realized gain (loss) on investments ........       55,633,685         33,096,073         29,185         (541)
 Change in unrealized appreciation
  (depreciation) of investments .................       70,749,494         (3,428,705)       133,624        1,608
                                                    --------------     --------------     ----------     --------
 Net increase (decrease) in net assets from
  operations ....................................   $  130,823,839     $   31,839,644     $  133,354     $    520
                                                    --------------     --------------     ----------     --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       85,238,789         92,889,289      2,341,404      124,251
  Transfers between funds including
   guaranteed interest account, net .............      (47,869,795)       (42,987,995)     5,013,512      378,714
  Transfers for contract benefit and
   terminations .................................     (128,184,879)      (124,187,768)      (306,226)        (294)
  Contract maintenance charges ..................         (877,997)          (912,543)          (820)         (40)
  Adjustments to net assets allocated to
   contracts in payout period ...................          (51,962)           323,191             --           --
                                                    --------------     --------------     ----------     --------
Net increase (decrease) in net assets from
 contractowners transactions ....................      (91,745,844)       (74,875,826)     7,047,870      502,631
                                                    --------------     --------------     ----------     --------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............         (847,997)          (368,286)           278          549
                                                    --------------     --------------     ----------     --------
Increase (Decrease) in Net Assets ...............       38,229,998        (43,404,468)     7,181,502      503,700
Net Assets -- Beginning of Period ...............    1,003,803,452      1,047,207,920        503,700           --
                                                    --------------     --------------     ----------     --------
Net Assets -- End of Period .....................   $1,042,033,450     $1,003,803,452     $7,685,202     $503,700
                                                    ==============     ==============     ==========     ========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................              474                533             --           --
 Units Redeemed .................................             (789)              (832)            --           --
                                                    --------------     --------------     ----------     --------
 Net Increase (Decrease) ........................             (315)              (299)            --           --
                                                    --------------     --------------     ----------     --------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................              198                229             90            5
 Units Redeemed .................................             (211)              (182)           (18)          --
                                                    --------------     --------------     ----------     --------
 Net Increase (Decrease) ........................              (13)                47             72            5
                                                    --------------     --------------     ----------     --------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/Evergreen                         EQ/FI
                                                               Omega                           Mid Cap
                                                  ------------------------------- ---------------------------------
                                                        2006            2005            2006             2005
                                                  --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $    197,677    $   (292,528)   $   5,989,120    $  15,521,254
 Net realized gain (loss) on investments ........     2,293,248       1,259,486       22,403,558       30,578,949
 Change in unrealized appreciation
  (depreciation) of investments .................    (1,486,396)       (353,308)        (218,866)     (32,776,414)
                                                   ------------    ------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................  $  1,004,529    $    613,650    $  28,173,812    $  13,323,789
                                                   ------------    ------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     3,017,452       4,086,029       52,670,204       46,694,629
  Transfers between funds including
   guaranteed interest account, net .............    (3,027,848)     (2,430,477)      (5,193,697)       2,871,518
  Transfers for contract benefit and
   terminations .................................    (2,608,222)     (2,526,660)     (23,253,993)     (19,944,932)
  Contract maintenance charges ..................       (22,636)        (23,256)        (273,752)        (239,120)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --              --               --               --
                                                   ------------    ------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    (2,641,254)       (894,364)      23,948,762       29,382,095
                                                   ------------    ------------    -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............       (78,603)         13,020          (48,063)         (31,754)
                                                   ------------    ------------    -------------    -------------
Increase (Decrease) in Net Assets ...............    (1,715,328)       (267,694)      52,074,511       42,674,130
Net Assets -- Beginning of Period ...............    24,509,663      24,777,357      265,972,119      223,297,989
                                                   ------------    ------------    -------------    -------------
Net Assets -- End of Period .....................  $ 22,794,335    $ 24,509,663    $ 318,046,630    $ 265,972,119
                                                   ============    ============    =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --              --               --               --
 Units Redeemed .................................            --              --               --               --
                                                   ------------    ------------    -------------    -------------
 Net Increase (Decrease) ........................            --              --               --               --
                                                   ------------    ------------    -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................            82              79              684              687
 Units Redeemed .................................          (113)            (89)            (489)            (420)
                                                   ------------    ------------    -------------    -------------
 Net Increase (Decrease) ........................           (31)            (10)             195              267
                                                   ------------    ------------    -------------    -------------



                                                                EQ/FI                  EQ/Franklin         EQ/Franklin
                                                            Mid Cap Value               Income (c)     Small Cap Value (c)
                                                  --------------------------------- ----------------- --------------------
                                                        2006             2005              2006               2006
                                                  ---------------- ---------------- ----------------- --------------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $  (4,644,152)   $  14,136,412      $   47,519          $    (392)
 Net realized gain (loss) on investments ........     70,466,350       49,228,543           8,511              6,164
 Change in unrealized appreciation
  (depreciation) of investments .................    (16,830,256)     (23,814,334)        183,835             12,682
                                                   -------------    -------------     -----------         ----------
 Net increase (decrease) in net assets from
  operations ....................................  $  48,991,942    $  39,550,621      $  239,865          $  18,454
                                                   -------------    -------------     -----------         ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     58,374,565       56,621,348       1,756,959            343,066
  Transfers between funds including
   guaranteed interest account, net .............    (15,513,964)      10,771,590      10,908,196            856,012
  Transfers for contract benefit and
   terminations .................................    (44,006,253)     (39,739,271)       (137,934)            (1,458)
  Contract maintenance charges ..................       (447,896)        (428,714)           (267)               (30)
  Adjustments to net assets allocated to
   contracts in payout period ...................             --               --              --                 --
                                                   -------------    -------------     -----------         ----------
Net increase (decrease) in net assets from
 contractowners transactions ....................     (1,593,548)      27,224,953      12,526,954          1,197,590
                                                   -------------    -------------     -----------         ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............       (149,451)        (150,996)            556                 14
                                                   -------------    -------------     -----------         ----------
Increase (Decrease) in Net Assets ...............     47,248,943       66,624,578      12,767,375          1,216,058
Net Assets -- Beginning of Period ...............    446,353,440      379,728,862              --                 --
                                                   -------------    -------------     -----------         ----------
Net Assets -- End of Period .....................  $ 493,602,383    $ 446,353,440     $12,767,375         $1,216,058
                                                   =============    =============     ===========         ==========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................             --               --             --                 --
 Units Redeemed .................................             --               --             --                 --
                                                   -------------    -------------     -----------         ----------
 Net Increase (Decrease) ........................             --               --             --                 --
                                                   -------------    -------------     -----------         ----------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................            574              865             125                 15
 Units Redeemed .................................           (585)            (672)             (3)                (4)
                                                   -------------    -------------     -----------         ----------
 Net Increase (Decrease) ........................            (11)             193            122                 11
                                                   -------------    -------------     -----------         ----------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/GAMCO Mergers                 EQ/GAMCO Small
                                                         and Acquisitions                  Company Value
                                                  ------------------------------- -------------------------------
                                                       2006            2005             2006            2005
                                                  -------------- ---------------- --------------- ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................   $  246,348      $   34,982     $    142,943    $    (89,199)
 Net realized gain (loss) on investments ........       93,034          10,823        3,938,199       2,742,238
 Change in unrealized appreciation
  (depreciation) of investments .................      151,378         (19,796)       4,076,767      (1,552,859)
                                                    ----------      ----------     ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................   $  490,760      $   26,009     $  8,157,909    $  1,100,180
                                                    ----------      ----------     ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    1,974,287          852,204      13,553,932      11,742,379
  Transfers between funds including
   guaranteed interest account, net .............    3,043,310        1,679,172       8,511,271      23,214,196
  Transfers for contract benefit and
   terminations .................................     (425,207)        (44,999)      (3,686,284)     (1,535,056)
  Contract maintenance charges ..................       (2,278)            (94)         (40,302)         (9,391)
  Adjustments to net assets allocated to
   contracts in payout period ...................           --              --               --              --
                                                    ----------      ----------     ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    4,590,112       2,486,283       18,338,617      33,412,128
                                                    ----------      ----------     ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............       (7,896)          7,901          (19,644)         19,359
                                                    ----------      ----------     ------------    ------------
Increase (Decrease) in Net Assets ...............    5,072,976       2,520,193       26,476,882      34,531,667
Net Assets -- Beginning of Period ...............    2,520,193              --       39,752,495       5,220,828
                                                    ----------      ----------     ------------    ------------
Net Assets -- End of Period .....................   $7,593,169      $2,520,193     $ 66,229,377    $ 39,752,495
                                                    ==========      ==========     ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................           --             --                --              --
 Units Redeemed .................................           --             --                --              --
                                                    ----------      ----------     ------------    ------------
 Net Increase (Decrease) ........................           --             --                --              --
                                                    ----------      ----------     ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................           54              26              318             405
 Units Redeemed .................................          (12)             (2)            (175)           (111)
                                                    ----------      ----------     ------------    ------------
 Net Increase (Decrease) ........................           42              24              143             294
                                                    ----------      ----------     ------------    ------------



                                                         EQ/International                EQ/Janus Large
                                                            Growth (a)                     Cap Growth
                                                  ------------------------------ ------------------------------
                                                        2006           2005            2006           2005
                                                  --------------- -------------- --------------- --------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................   $    (3,855)    $    6,223    $   (958,044)   $   (893,456)
 Net realized gain (loss) on investments ........       802,724         39,083       4,590,682       2,319,253
 Change in unrealized appreciation
  (depreciation) of investments .................       767,531         58,881      (3,845,095)      2,604,569
                                                    -----------     ----------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................   $ 1,566,400     $  104,187    $   (212,457)   $  4,030,366
                                                    -----------     ----------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     2,793,186        648,205      10,307,873      11,582,948
  Transfers between funds including
   guaranteed interest account, net .............     6,507,601      1,441,168      (5,197,727)     (2,242,816)
  Transfers for contract benefit and
   terminations .................................      (453,778)       (23,915)     (5,780,686)     (5,157,299)
  Contract maintenance charges ..................        (3,435)          (116)        (88,526)        (93,278)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --             --              --              --
                                                    -----------     ----------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     8,843,574      2,065,342        (759,066)      4,089,555
                                                    -----------     ----------    ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............        (1,775)         5,210          10,760          58,192
                                                    -----------     ----------    ------------    ------------
Increase (Decrease) in Net Assets ...............    10,408,199      2,174,739        (960,763)      8,178,113
Net Assets -- Beginning of Period ...............     2,174,739             --      73,279,056      65,100,943
                                                    -----------     ----------    ------------    ------------
Net Assets -- End of Period .....................   $12,582,938     $2,174,739    $ 72,318,293    $ 73,279,056
                                                    ===========     ==========    ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --             --              --              --
 Units Redeemed .................................            --             --              --              --
                                                    -----------     ----------    ------------    ------------
 Net Increase (Decrease) ........................            --             --              --              --
                                                    -----------     ----------    ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................           176             42             238             298
 Units Redeemed .................................          (107)           (23)           (251)           (232)
                                                    -----------     ----------    ------------    ------------
 Net Increase (Decrease) ........................            69             19             (13)             66
                                                    -----------     ----------    ------------    ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/JPMorgan                      EQ/JPMorgan
                                                              Core Bond                   Value Opportunities
                                                  --------------------------------- -------------------------------
                                                        2006             2005             2006            2005
                                                  ---------------- ---------------- --------------- ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $   3,592,418     $  2,319,019    $  1,954,050    $    127,466
 Net realized gain (loss) on investments ........       (537,483)        (340,061)      5,248,894         919,443
 Change in unrealized appreciation
  (depreciation) of investments .................         80,834       (1,183,653)      3,773,066         481,216
                                                   -------------     ------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................  $   3,135,769     $    795,305    $ 10,976,010    $  1,528,125
                                                   -------------     ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     20,331,563       23,547,918       5,314,484       5,725,773
  Transfers between funds including
   guaranteed interest account, net .............      4,055,847       13,199,701        (267,917)     (1,869,901)
  Transfers for contract benefit and
   terminations .................................    (10,841,179)      (6,804,433)     (7,923,924)     (8,100,113)
  Contract maintenance charges ..................       (102,756)         (84,669)        (54,466)        (59,189)
  Adjustments to net assets allocated to
   contracts in payout period ...................             --               --              --              --
                                                   -------------     ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     13,443,475       29,858,517      (2,931,823)     (4,303,430)
                                                   -------------     ------------    ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............        (35,226)         (31,760)        (82,872)       (173,592)
                                                   -------------     ------------    ------------    ------------
Increase (Decrease) in Net Assets ...............     16,544,018       30,622,062       7,961,315      (2,948,897)
Net Assets -- Beginning of Period ...............    101,169,293       70,547,231      60,816,659      63,765,556
                                                   -------------     ------------    ------------    ------------
Net Assets -- End of Period .....................  $ 117,713,311     $101,169,293    $ 68,777,974    $ 60,816,659
                                                   =============     ============    ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................             --               --              --              --
 Units Redeemed .................................             --               --              --              --
                                                   -------------     ------------    ------------    ------------
 Net Increase (Decrease) ........................             --               --              --              --
                                                   -------------     ------------    ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................            338              445             102              74
 Units Redeemed .................................           (220)            (181)           (123)           (105)
                                                   -------------     ------------    ------------    ------------
 Net Increase (Decrease) ........................            118              264             (21)            (31)
                                                   -------------     ------------    ------------    ------------



                                                           EQ/Legg Mason                       EQ/Long
                                                          Value Equity (b)                  Term Bond (b)
                                                  -------------------------------- -------------------------------
                                                        2006            2005             2006            2005
                                                  --------------- ---------------- --------------- ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................   $  (146,573)     $  (1,765)      $   489,329     $   145,665
 Net realized gain (loss) on investments ........       (70,317)         7,619          (238,217)         27,525
 Change in unrealized appreciation
  (depreciation) of investments .................     1,423,361         (2,785)          (51,485)       (189,959)
                                                    -----------      ----------      -----------     -----------
 Net increase (decrease) in net assets from
  operations ....................................   $ 1,206,471      $   3,069       $   199,627     $   (16,769)
                                                    -----------      ----------      -----------     -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     7,045,856        484,434         5,186,447       4,005,080
  Transfers between funds including
   guaranteed interest account, net .............     9,092,644      1,674,459         2,765,175       6,739,857
  Transfers for contract benefit and
   terminations .................................      (627,695)       (11,719)         (874,493)       (242,715)
  Contract maintenance charges ..................        (3,735)           (35)           (9,792)           (781)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --              --               --              --
                                                    -----------      ----------      -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions ....................    15,507,070      2,147,139         7,067,337      10,501,441
                                                    -----------      ----------      -----------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............         1,425          1,960           (10,048)         10,399
                                                    -----------      ----------      -----------     -----------
Increase (Decrease) in Net Assets ...............    16,714,966      2,152,168         7,256,916      10,495,073
Net Assets -- Beginning of Period ...............     2,152,168              --       10,495,073              --
                                                    -----------      ----------      -----------     -----------
Net Assets -- End of Period .....................   $18,867,134      $2,152,168      $17,751,989     $10,495,073
                                                    ===========      ==========      ===========     ===========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --              --               --              --
 Units Redeemed .................................            --              --               --              --
                                                    -----------      ----------      -----------     -----------
 Net Increase (Decrease) ........................            --              --               --              --
                                                    -----------      ----------      -----------     -----------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................           187              21              130             138
 Units Redeemed .................................           (39)             (1)             (59)            (33)
                                                    -----------      ----------      -----------     -----------
 Net Increase (Decrease) ........................           148              20               71             105
                                                    -----------      ----------      -----------     -----------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/Lord Abbett                   EQ/Lord Abbett
                                                       Growth and Income (b)              Large Cap Core (b)
                                                  -------------------------------- ---------------------------------
                                                        2006            2005             2006             2005
                                                  --------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................   $    16,315      $    3,239        $    (881)       $  (1,802)
 Net realized gain (loss) on investments ........       356,861           2,628          100,930            9,008
 Change in unrealized appreciation
  (depreciation) of investments .................       541,111          39,932          224,978           37,886
                                                    -----------      ----------       ----------       ----------
 Net increase (decrease) in net assets from
  operations ....................................   $   914,287      $   45,799        $ 325,027        $  45,092
                                                    -----------      ----------       ----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     2,215,817         635,035          961,636          492,832
  Transfers between funds including
   guaranteed interest account, net .............     7,109,812       1,080,791        1,248,431        1,373,175
  Transfers for contract benefit and
   terminations .................................      (271,050)        (31,752)        (277,500)         (33,996)
  Contract maintenance charges ..................        (2,874)           (153)          (1,660)            (153)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --              --               --               --
                                                    -----------      ----------       ----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions ....................     9,051,705       1,683,921        1,930,907        1,831,858
                                                    -----------      ----------       ----------       ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............        (4,868)          5,477           (5,822)           6,477
                                                    -----------      ----------       ----------       ----------
Increase (Decrease) in Net Assets ...............     9,961,124       1,735,197        2,250,112        1,883,427
Net Assets -- Beginning of Period ...............     1,735,197              --        1,883,427               --
                                                    -----------      ----------       ----------       ----------
Net Assets -- End of Period .....................   $11,696,321      $1,735,197       $4,133,539       $1,883,427
                                                    ===========      ==========       ==========       ==========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --              --               --               --
 Units Redeemed .................................            --              --               --               --
                                                    -----------      ----------       ----------       ----------
 Net Increase (Decrease) ........................            --              --               --               --
                                                    -----------      ----------       ----------       ----------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................           106              18               25               21
 Units Redeemed .................................           (27)             (2)              (8)              (3)
                                                    -----------      ----------       ----------       ----------
 Net Increase (Decrease) ........................            79              16               17               18
                                                    -----------      ----------       ----------       ----------



                                                          EQ/Lord Abbett                     EQ/Marsico
                                                         Mid Cap Value (b)                      Focus
                                                  ------------------------------- ---------------------------------
                                                        2006            2005            2006             2005
                                                  --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $    (16,730)    $    22,040    $  (1,954,680)   $  (2,786,191)
 Net realized gain (loss) on investments ........       569,548          90,725       17,661,728       14,288,675
 Change in unrealized appreciation
  (depreciation) of investments .................     1,137,154         199,206        6,168,757        7,856,510
                                                   ------------     -----------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................  $  1,689,972     $   311,971    $  21,875,805    $  19,358,994
                                                   ------------     -----------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     4,164,738       2,319,028       63,372,665       44,547,672
  Transfers between funds including
   guaranteed interest account, net .............     2,290,629       7,991,789       22,180,118       20,680,282
  Transfers for contract benefit and
   terminations .................................    (1,228,325)       (172,145)     (22,091,179)     (15,700,713)
  Contract maintenance charges ..................        (6,608)           (702)        (257,160)        (195,816)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --              --               --               --
                                                   ------------     -----------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     5,220,434      10,137,970       63,204,444       49,331,425
                                                   ------------     -----------    -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............        (8,229)         10,174          433,049          310,874
                                                   ------------     -----------    -------------    -------------
Increase (Decrease) in Net Assets ...............     6,902,177      10,460,115       85,513,298       69,001,293
Net Assets -- Beginning of Period ...............    10,460,115              --      236,381,766      167,380,473
                                                   ------------     -----------    -------------    -------------
Net Assets -- End of Period .....................  $ 17,362,292     $10,460,115    $ 321,895,064    $ 236,381,766
                                                   ============     ===========    =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --              --               --               --
 Units Redeemed .................................            --              --               --               --
                                                   ------------     -----------    -------------    -------------
 Net Increase (Decrease) ........................            --              --               --               --
                                                   ------------     -----------    -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................           109             114              791              656
 Units Redeemed .................................           (63)            (20)            (357)            (281)
                                                   ------------     -----------    -------------    -------------
 Net Increase (Decrease) ........................            46              94              434              375
                                                   ------------     -----------    -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/Mercury                        EQ/Mercury
                                                         Basic Value Equity                International Value
                                                  --------------------------------- ---------------------------------
                                                        2006             2005             2006             2005
                                                  ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $   5,635,772    $     255,596    $   6,000,801    $   1,006,646
 Net realized gain (loss) on investments ........     38,868,753       25,605,971       36,610,570       10,437,226
 Change in unrealized appreciation
  (depreciation) of investments .................     19,316,684      (20,439,649)      10,921,813        6,001,364
                                                   -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................  $  63,821,209    $   5,421,918    $  53,533,184    $  17,445,236
                                                   -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     35,888,869       45,050,164       40,990,575       36,766,032
  Transfers between funds including
   guaranteed interest account, net .............    (13,630,979)     (15,685,540)      25,730,670       21,239,091
  Transfers for contract benefit and
   terminations .................................    (38,677,152)     (37,260,223)     (21,758,539)     (17,672,718)
  Contract maintenance charges ..................       (300,593)        (300,414)        (226,752)        (157,314)
  Adjustments to net assets allocated to
   contracts in payout period ...................             --               --               --               --
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    (16,719,855)      (8,196,013)      44,735,954       40,175,091
                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............       (165,867)        (135,933)         (42,132)        (111,502)
                                                   -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets ...............     46,935,487       (2,910,028)      98,227,006       57,508,825
Net Assets -- Beginning of Period ...............    344,265,887      347,175,915      206,957,112      149,448,287
                                                   -------------    -------------    -------------    -------------
Net Assets -- End of Period .....................  $ 391,201,374    $ 344,265,887    $ 305,184,118    $ 206,957,112
                                                   =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................             --               --               --               --
 Units Redeemed .................................             --               --               --               --
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease) ........................             --               --               --               --
                                                   -------------    -------------    -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................            295              360              752              737
 Units Redeemed .................................           (383)            (400)            (442)            (390)
                                                   -------------    -------------    -------------    -------------
 Net Increase (Decrease) ........................            (88)             (40)             310              347
                                                   -------------    -------------    -------------    -------------



                                                           EQ/MFS Emerging                      EQ/MFS
                                                          Growth Companies                 Investors Trust
                                                  --------------------------------- ------------------------------
                                                        2006             2005             2006           2005
                                                  ---------------- ---------------- --------------- --------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $  (4,292,628)   $  (4,451,247)   $    (71,994)   $   (131,328)
 Net realized gain (loss) on investments ........     12,735,612       (5,441,925)      1,262,601         947,339
 Change in unrealized appreciation
  (depreciation) of investments .................     11,003,344       33,511,926         598,954         133,225
                                                   -------------    -------------    ------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................  $  19,446,328    $  23,618,754    $  1,789,561    $    949,236
                                                   -------------    -------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     22,230,244       25,669,511       1,235,218       1,644,249
  Transfers between funds including
   guaranteed interest account, net .............    (28,464,384)     (31,413,447)     (1,462,630)       (534,528)
  Transfers for contract benefit and
   terminations .................................    (40,641,727)     (40,187,017)     (1,957,311)     (2,441,137)
  Contract maintenance charges ..................       (361,448)        (414,136)        (14,064)        (15,123)
  Adjustments to net assets allocated to
   contracts in payout period ...................             --               --              --              --
                                                   -------------    -------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    (47,237,315)     (46,345,089)     (2,198,787)     (1,346,539)
                                                   -------------    -------------    ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............        (81,717)          89,724        (129,172)         16,186
                                                   -------------    -------------    ------------    ------------
Increase (Decrease) in Net Assets ...............    (27,872,704)      22,636,611        (538,398)       (381,117)
Net Assets -- Beginning of Period ...............    342,149,901      364,786,512      16,964,849      17,345,966
                                                   -------------    -------------    ------------    ------------
Net Assets -- End of Period .....................  $ 314,277,197    $ 342,149,901    $ 16,426,451    $ 16,964,849
                                                   =============    =============    ============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................             --               --              --              --
 Units Redeemed .................................             --               --              --              --
                                                   -------------    -------------    ------------    ------------
 Net Increase (Decrease) ........................             --               --              --              --
                                                   -------------    -------------    ------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................            244              304              22              34
 Units Redeemed .................................           (596)            (680)            (45)            (49)
                                                   -------------    -------------    ------------    ------------
 Net Increase (Decrease) ........................           (352)            (376)            (23)            (15)
                                                   -------------    -------------    ------------    ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                              EQ/Money                        EQ/Montag &
                                                               Market                       Caldwell Growth
                                                  --------------------------------- -------------------------------
                                                        2006             2005            2006            2005
                                                  ---------------- ---------------- -------------- ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $   4,393,891    $   1,818,156     $  (35,700)     $  (11,737)
 Net realized gain (loss) on investments ........       (322,486)        (287,750)        95,483          19,881
 Change in unrealized appreciation
  (depreciation) of investments .................        330,301          216,075        153,479          68,669
                                                   -------------    -------------     ----------      ----------
 Net increase (decrease) in net assets from
  operations ....................................  $   4,401,706    $   1,746,481     $  213,262      $   76,813
                                                   -------------    -------------     ----------      ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     17,493,413       17,689,997        884,618       1,042,167
  Transfers between funds including
   guaranteed interest account, net .............     51,153,395        5,282,612         66,446       1,569,022
  Transfers for contract benefit and
   terminations .................................    (36,924,771)     (30,538,251)      (318,446)        (65,301)
  Contract maintenance charges ..................       (133,578)        (123,896)        (3,344)           (615)
  Adjustments to net assets allocated to
   contracts in payout period ...................         21,166           41,092             --              --
                                                   -------------    -------------     ----------      ----------
Net increase (decrease) in net assets from
 contractowners transactions ....................     31,609,625       (7,648,446)       629,274       2,545,273
                                                   -------------    -------------     ----------      ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............       (274,383)       2,357,256        (14,493)         14,311
                                                   -------------    -------------     ----------      ----------
Increase (Decrease) in Net Assets ...............     35,736,948       (3,544,709)       828,043       2,636,397
Net Assets -- Beginning of Period ...............    114,144,728      117,689,435      2,860,502         224,105
                                                   -------------    -------------     ----------      ----------
Net Assets -- End of Period .....................  $ 149,881,676    $ 114,144,728     $3,688,545      $2,860,502
                                                   =============    =============     ==========      ==========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................          2,364            1,265             --              --
 Units Redeemed .................................         (1,717)          (1,363)            --              --
                                                   -------------    -------------     ----------      ----------
 Net Increase (Decrease) ........................            647              (98)            --              --
                                                   -------------    -------------     ----------      ----------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................            344               12             18              31
 Units Redeemed .................................           (280)             (36)           (12)             (7)
                                                   -------------    -------------     ----------      ----------
 Net Increase (Decrease) ........................             64              (24)             6              24
                                                   -------------    -------------     ----------      ----------



                                                                                     EQ/Oppenheimer
                                                      EQ/Mutual     EQ/Oppenheimer    Main Street
                                                     Shares (c)       Global (c)     Small Cap (c)
                                                  ---------------- ---------------- ---------------
                                                        2006             2006             2006
                                                  ---------------- ---------------- ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................    $   (3,310)      $    (3,155)    $    1,676
 Net realized gain (loss) on investments ........        19,581             1,542          4,406
 Change in unrealized appreciation
  (depreciation) of investments .................       120,478            70,311         21,246
                                                     ----------       -----------     ----------
 Net increase (decrease) in net assets from
  operations ....................................    $  136,749       $    68,698     $  27,328
                                                     ----------       -----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........       633,125           681,966        378,377
  Transfers between funds including
   guaranteed interest account, net .............     3,943,650         1,604,735      1,096,212
  Transfers for contract benefit and
   terminations .................................        (8,570)          (14,962)        (8,602)
  Contract maintenance charges ..................          (102)              (80)           (57)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --                --             --
                                                     ----------       -----------     ----------
Net increase (decrease) in net assets from
 contractowners transactions ....................     4,568,103         2,271,659      1,465,930
                                                     ----------       -----------     ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............           242                (2)            27
                                                     ----------       -----------     ----------
Increase (Decrease) in Net Assets ...............     4,705,094         2,340,355      1,493,285
Net Assets -- Beginning of Period ...............            --                --             --
                                                     ----------       -----------     ----------
Net Assets -- End of Period .....................    $4,705,094       $ 2,340,355     $1,493,285
                                                     ==========       ===========     ==========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --                --             --
 Units Redeemed .................................            --                --             --
                                                     ----------       -----------     ----------
 Net Increase (Decrease) ........................            --                --             --
                                                     ----------       -----------     ----------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................            47                21             14
 Units Redeemed .................................            (3)               --             (1)
                                                     ----------       -----------     ----------
 Net Increase (Decrease) ........................            44                21             13
                                                     ----------       -----------     ----------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                              EQ/PIMCO                         EQ/Short
                                                           Real Return (a)                 Duration Bond (a)
                                                  --------------------------------- -------------------------------
                                                        2006             2005            2006            2005
                                                  --------------- ----------------- -------------- ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $    864,903      $   233,509       $ 180,074      $   13,301
 Net realized gain (loss) on investments ........      (148,559)           3,731          56,500              25
 Change in unrealized appreciation
  (depreciation) of investments .................      (903,386)        (278,278)        (63,782)        (13,194)
                                                   ------------      -----------      ----------      ----------
 Net increase (decrease) in net assets from
  operations ....................................  $   (187,042)     $   (41,038)      $ 172,792      $      132
                                                   ------------      -----------      ----------      ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     9,445,851        5,968,653       1,710,695         572,315
  Transfers between funds including
   guaranteed interest account, net .............     7,747,648        9,008,897       3,650,728       1,811,371
  Transfers for contract benefit and
   terminations .................................    (1,907,542)        (128,474)       (394,400)       (179,725)
  Contract maintenance charges ..................       (12,003)            (734)         (1,734)            (68)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --               --              --              --
                                                   ------------      -----------      ----------      ----------
Net increase (decrease) in net assets from
 contractowners transactions ....................    15,273,954       14,848,342       4,965,289       2,203,893
                                                   ------------      -----------      ----------      ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............        (2,814)          13,784          (6,866)          7,006
                                                   ------------      -----------      ----------      ----------
Increase (Decrease) in Net Assets ...............    15,084,098       14,821,088       5,131,215       2,211,031
Net Assets -- Beginning of Period ...............    14,821,088               --       2,211,031              --
                                                   ------------      -----------      ----------      ----------
Net Assets -- End of Period .....................  $ 29,905,186      $14,821,088      $7,342,246      $2,211,031
                                                   ============      ===========      ==========      ==========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --               --              --              --
 Units Redeemed .................................            --               --              --              --
                                                   ------------      -----------      ----------      ----------
 Net Increase (Decrease) ........................            --               --              --              --
                                                   ------------      -----------      ----------      ----------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................           228              158              78              25
 Units Redeemed .................................           (74)              (9)           (28)              (3)
                                                   ------------      -----------      ----------      ----------
 Net Increase (Decrease) ........................           154              149              50              22
                                                   ------------      -----------      ----------      ----------



                                                              EQ/Small                         EQ/Small
                                                              Cap Value                     Company Growth
                                                  --------------------------------- -------------------------------
                                                        2006             2005             2006            2005
                                                  ---------------- ---------------- --------------- ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $   8,598,822    $   5,328,900    $     45,520     $   138,678
 Net realized gain (loss) on investments ........     15,793,209       15,013,624          49,937         206,605
 Change in unrealized appreciation
  (depreciation) of investments .................      1,854,864      (14,340,866)       (307,773)        219,362
                                                   -------------    -------------    ------------     -----------
 Net increase (decrease) in net assets from
  operations ....................................  $  26,246,895    $   6,001,658    $   (212,316)    $   564,645
                                                   -------------    -------------    ------------     -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     34,768,516       35,201,980      12,279,539       4,882,922
  Transfers between funds including
   guaranteed interest account, net .............     (3,421,545)       4,969,832      14,774,593       9,102,040
  Transfers for contract benefit and
   terminations .................................    (18,049,070)     (16,307,821)     (2,216,019)       (343,481)
  Contract maintenance charges ..................       (208,719)        (174,734)        (21,759)         (2,114)
  Adjustments to net assets allocated to
   contracts in payout period ...................             --               --              --              --
                                                   -------------    -------------    ------------     -----------
Net increase (decrease) in net assets from
 contractowners transactions ....................     13,089,182       23,689,257      24,816,354      13,639,367
                                                   -------------    -------------    ------------     -----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............        (59,543)         (65,438)        (15,534)         18,644
                                                   -------------    -------------    ------------     -----------
Increase (Decrease) in Net Assets ...............     39,276,534       29,625,477      24,588,504      14,222,656
Net Assets -- Beginning of Period ...............    173,829,431      144,203,954      14,694,470         471,814
                                                   -------------    -------------    ------------     -----------
Net Assets -- End of Period .....................  $ 213,105,965    $ 173,829,431    $ 39,282,974     $14,694,470
                                                   =============    =============    ============     ===========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................             --               --              --              --
 Units Redeemed .................................             --               --              --              --
                                                   -------------    -------------    ------------     -----------
 Net Increase (Decrease) ........................             --               --              --              --
                                                   -------------    -------------    ------------     -----------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................            330              395             413             204
 Units Redeemed .................................           (263)            (256)           (237)            (87)
                                                   -------------    -------------    ------------     -----------
 Net Increase (Decrease) ........................             67              139             176             117
                                                   -------------    -------------    ------------     -----------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                              EQ/Small                         EQ/TCW
                                                            Company Index                      Equity
                                                  --------------------------------- -----------------------------
                                                        2006             2005            2006           2005
                                                  ---------------- ---------------- -------------- --------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................   $    122,141     $    (49,134)    $ (106,671)    $  (62,403)
 Net realized gain (loss) on investments ........     10,957,682        7,805,952        (97,939)       426,353
 Change in unrealized appreciation
  (depreciation) of investments .................      6,916,365       (4,517,705)      (250,991)       234,184
                                                    ------------     ------------     ----------     ----------
 Net increase (decrease) in net assets from
  operations ....................................   $ 17,996,188     $  3,239,113     $ (455,601)    $  598,134
                                                    ------------     ------------     ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     27,692,078       21,823,949      2,276,595      3,005,345
  Transfers between funds including
   guaranteed interest account, net .............      8,373,805          893,003       (537,986)     3,583,190
  Transfers for contract benefit and
   terminations .................................     (7,979,366)      (6,096,698)      (602,233)      (196,611)
  Contract maintenance charges ..................       (126,172)        (102,168)        (6,272)        (1,548)
  Adjustments to net assets allocated to
   contracts in payout period ...................             --               --             --             --
                                                    ------------     ------------     ----------     ----------
Net increase (decrease) in net assets from
 contractowners transactions ....................     27,960,345       16,518,086      1,130,104      6,390,376
                                                    ------------     ------------     ----------     ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............        (40,268)         (13,976)       (19,452)        22,745
                                                    ------------     ------------     ----------     ----------
Increase (Decrease) in Net Assets ...............     45,916,265       19,743,223        655,051      7,011,255
Net Assets -- Beginning of Period ...............    101,556,209       81,812,986      7,981,217        969,962
                                                    ------------     ------------     ----------     ----------
Net Assets -- End of Period .....................   $147,472,474     $101,556,209     $8,636,268     $7,981,217
                                                    ============     ============     ==========     ==========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................             --               --             --             --
 Units Redeemed .................................             --               --             --             --
                                                    ------------     ------------     ----------     ----------
 Net Increase (Decrease) ........................             --               --             --             --
                                                    ------------     ------------     ----------     ----------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................            384              321             49            116
 Units Redeemed .................................           (204)            (195)           (39)           (55)
                                                    ------------     ------------     ----------     ----------
 Net Increase (Decrease) ........................            180              126             10             61
                                                    ------------     ------------     ----------     ----------



                                                    EQ/Templeton              EQ/UBS
                                                     Growth (c)          Growth and Income
                                                  ---------------- -----------------------------
                                                        2006             2006           2005
                                                  ---------------- --------------- -------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................    $   (2,799)     $   (40,990)   $    5,090
 Net realized gain (loss) on investments ........        18,770          471,839        19,641
 Change in unrealized appreciation
  (depreciation) of investments .................       120,135        1,462,771       352,245
                                                     ----------      -----------    ----------
 Net increase (decrease) in net assets from
  operations ....................................    $  136,106      $ 1,893,620    $  376,976
                                                     ----------      -----------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     1,003,302        4,918,913     2,756,838
  Transfers between funds including
   guaranteed interest account, net .............     3,730,364        5,899,526     4,761,728
  Transfers for contract benefit and
   terminations .................................       (13,683)        (955,661)     (197,350)
  Contract maintenance charges ..................          (171)          (7,576)         (742)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --               --            --
                                                     ----------      -----------    ----------
Net increase (decrease) in net assets from
 contractowners transactions ....................     4,719,812        9,855,202     7,320,474
                                                     ----------      -----------    ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............           139          (17,068)       17,671
                                                     ----------      -----------    ----------
Increase (Decrease) in Net Assets ...............     4,856,057       11,731,754     7,715,121
Net Assets -- Beginning of Period ...............            --        7,935,287       220,166
                                                     ----------      -----------    ----------
Net Assets -- End of Period .....................    $4,856,057      $19,667,041    $7,935,287
                                                     ==========      ===========    ==========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --               --            --
 Units Redeemed .................................            --               --            --
                                                     ----------      -----------    ----------
 Net Increase (Decrease) ........................            --               --            --
                                                     ----------      -----------    ----------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................            54              111            95
 Units Redeemed .................................            (9)            (30)           (29)
                                                     ----------      -----------    ----------
 Net Increase (Decrease) ........................            45               81            66
                                                     ----------      -----------    ----------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                             EQ/Van Kampen
                                                           EQ/Van Kampen                       Emerging
                                                            Comstock (a)                    Markets Equity
                                                  -------------------------------- ---------------------------------
                                                        2006            2005             2006             2005
                                                  --------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................  $    225,221      $   22,324      $ (2,847,424)   $  (1,273,605)
 Net realized gain (loss) on investments ........       442,202           7,107        85,132,541       37,803,459
 Change in unrealized appreciation
  (depreciation) of investments .................     1,186,687         170,520         5,805,873       17,450,383
                                                   ------------      ----------     -------------    -------------
 Net increase (decrease) in net assets from
  operations ....................................  $  1,854,110      $  199,951      $ 98,090,990    $  53,980,237
                                                   ------------      ----------     -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     5,021,020       1,799,191        53,782,523       29,966,531
  Transfers between funds including
   guaranteed interest account, net .............     5,887,526       4,787,626        36,438,793       41,778,957
  Transfers for contract benefit and
   terminations .................................    (1,235,807)       (114,273)      (29,992,859)     (19,281,156)
  Contract maintenance charges ..................        (9,110)           (766)         (239,687)        (154,362)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --              --                --               --
                                                   ------------      ----------     -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ....................     9,663,629       6,471,778        59,988,770       52,309,970
                                                   ------------      ----------     -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............        (9,003)          9,774          (188,301)         (95,387)
                                                   ------------      ----------     -------------    -------------
Increase (Decrease) in Net Assets ...............    11,508,736       6,681,503       157,891,459      106,194,820
Net Assets -- Beginning of Period ...............     6,681,503              --       252,832,325      146,637,505
                                                   ------------      ----------     -------------    -------------
Net Assets -- End of Period .....................  $ 18,190,239      $6,681,503     $ 410,723,784    $ 252,832,325
                                                   ============      ==========     =============    =============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --              --                --               --
 Units Redeemed .................................            --              --                --               --
                                                   ------------      ----------     -------------    -------------
 Net Increase (Decrease) ........................            --              --                --               --
                                                   ------------      ----------     -------------    -------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................           123              68             1,411            1,338
 Units Redeemed .................................           (35)             (4)           (1,075)            (948)
                                                   ------------      ----------     -------------    -------------
 Net Increase (Decrease) ........................            88              64               336              390
                                                   ------------      ----------     -------------    -------------



                                                                                        EQ/Wells Fargo
                                                          EQ/Van Kampen                   Montgomery
                                                        Mid Cap Growth (a)              Small Cap (a)
                                                  ------------------------------ ----------------------------
                                                        2006           2005            2006          2005
                                                  --------------- -------------- --------------- ------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................   $   (91,750)    $  (15,509)    $   203,402    $  25,090
 Net realized gain (loss) on investments ........       194,027        267,812        (141,422)      41,734
 Change in unrealized appreciation
  (depreciation) of investments .................       613,623         26,382         858,631      (20,590)
                                                    -----------     ----------     -----------    ---------
 Net increase (decrease) in net assets from
  operations ....................................   $   715,900     $  278,685     $   920,611    $  46,234
                                                    -----------     ----------     -----------    ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     3,840,188        834,024       2,496,425      176,866
  Transfers between funds including
   guaranteed interest account, net .............     6,823,709      3,828,631      11,529,349      332,821
  Transfers for contract benefit and
   terminations .................................      (722,724)       (74,439)       (860,449)      (8,728)
  Contract maintenance charges ..................        (4,736)          (237)         (2,607)        (115)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --             --              --           --
                                                    -----------     ----------     -----------    ---------
Net increase (decrease) in net assets from
 contractowners transactions ....................     9,936,437      4,587,979      13,162,718      500,844
                                                    -----------     ----------     -----------    ---------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............        (6,555)         6,553          (3,039)       3,039
                                                    -----------     ----------     -----------    ---------
Increase (Decrease) in Net Assets ...............    10,645,782      4,873,217      14,080,290      550,117
Net Assets -- Beginning of Period ...............     4,873,217             --         550,117           --
                                                    -----------     ----------     -----------    ---------
Net Assets -- End of Period .....................   $15,518,999     $4,873,217     $14,630,407    $ 550,117
                                                    ===========     ==========     ===========    =========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --             --              --           --
 Units Redeemed .................................            --             --              --           --
                                                    -----------     ----------     -----------    ---------
 Net Increase (Decrease) ........................            --             --              --           --
                                                    -----------     ----------     -----------    ---------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................           142             89             178           37
 Units Redeemed .................................           (65)           (50)            (81)         (32)
                                                    -----------     ----------     -----------    ---------
 Net Increase (Decrease) ........................            77             39              97            5
                                                    -----------     ----------     -----------    ---------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                     Target 2015      Target 2025
                                                   Allocation (c)   Allocation (c)
                                                  ---------------- ----------------
                                                        2006             2006
                                                  ---------------- ----------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................    $   24,107        $  16,424
 Net realized gain (loss) on investments ........         1,217            1,457
 Change in unrealized appreciation
  (depreciation) of investments .................         6,546           12,186
                                                     ----------       ----------
 Net increase (decrease) in net assets from
  operations ....................................    $   31,870        $  30,067
                                                     ----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........        83,205          288,863
  Transfers between funds including
   guaranteed interest account, net .............     1,118,971          717,301
  Transfers for contract benefit and
   terminations .................................       (11,925)            (766)
  Contract maintenance charges ..................          (105)            (207)
  Adjustments to net assets allocated to
   contracts in payout period ...................            --               --
                                                     ----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions ....................     1,190,146        1,005,191
                                                     ----------       ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............             2               16
                                                     ----------       ----------
Increase (Decrease) in Net Assets ...............     1,222,018        1,035,274
Net Assets -- Beginning of Period ...............            --               --
                                                     ----------       ----------
Net Assets -- End of Period .....................    $1,222,018       $1,035,274
                                                     ==========       ==========
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................            --               --
 Units Redeemed .................................            --               --
                                                     ----------       ----------
 Net Increase (Decrease) ........................            --               --
                                                     ----------       ----------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................            12               10
 Units Redeemed .................................            (1)              (1)
                                                     ----------       ----------
 Net Increase (Decrease) ........................            11                9
                                                     ----------       ----------



                                                     Target 2035      Target 2045         U.S. Real Estate --
                                                   Allocation (c)   Allocation (c)              Class II
                                                  ---------------- ---------------- --------------------------------
                                                        2006             2006             2006             2005
                                                  ---------------- ---------------- ---------------- ---------------
Increase (Decrease) in Net Assets From
 Operations:
 Net investment income (loss) ...................     $  6,739          $ 5,121      $     (30,174)   $  1,829,198
 Net realized gain (loss) on investments ........        2,860            2,055         20,622,626       5,851,541
 Change in unrealized appreciation
  (depreciation) of investments .................       10,655            1,333         19,276,038       3,287,089
                                                      --------         --------      -------------    ------------
 Net increase (decrease) in net assets from
  operations ....................................     $ 20,254          $ 8,509      $  39,868,490    $ 10,967,828
                                                      --------         --------      -------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      251,560           93,771         26,013,591      18,737,635
  Transfers between funds including
   guaranteed interest account, net .............      259,463          278,287         28,860,480      18,972,517
  Transfers for contract benefit and
   terminations .................................         (119)            (120)       (12,121,192)     (6,156,232)
  Contract maintenance charges ..................          (60)             (60)           (83,001)        (44,602)
  Adjustments to net assets allocated to
   contracts in payout period ...................           --               --                 --              --
                                                      --------         --------      -------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................      510,844          371,878         42,669,878      31,509,318
                                                      --------         --------      -------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account A ............           17              109            (27,758)         11,899
                                                      --------         --------      -------------    ------------
Increase (Decrease) in Net Assets ...............      531,115          380,496         82,510,610      42,489,045
Net Assets -- Beginning of Period ...............           --               --         93,740,418      51,251,373
                                                      --------         --------      -------------    ------------
Net Assets -- End of Period .....................     $531,115         $380,496      $ 176,251,028    $ 93,740,418
                                                      ========         ========      =============    ============
Changes in Units (000's):
Unit Activity 0.74% to 1.49% Class A
 Units Issued ...................................           --               --                 --              --
 Units Redeemed .................................           --               --                 --              --
                                                      --------         --------      -------------    ------------
 Net Increase (Decrease) ........................           --               --                 --              --
                                                      --------         --------      -------------    ------------
Unit Activity 0.50% to 1.45% Class B
 Units Issued ...................................            6                4                527             589
 Units Redeemed .................................           (1)              (1)              (310)           (378)
                                                      --------         --------      -------------    ------------
 Net Increase (Decrease) ........................            5                3                217             211
                                                      --------         --------      -------------    ------------

-------
(a) Commenced operations on May 9, 2005.
(b) Commenced operations on October 17, 2005.
(c) Commenced operations on September 18, 2006.
The accompanying notes are an integral part of these financial statements.


                                     FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements

December 31, 2006


1. Organization

AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) ("AXA Equitable") Separate Account A ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account invests in shares of mutual funds of various investment trusts of EQ Advisors Trust ("EQAT"), AXA Premier VIP Trust ("VIP"), and The Universal Institutional Funds, Inc. ("The Trusts"). The Trusts are open-ended diversified investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Account.

The Account consists of 79 variable investment options:

o AXA Aggressive Allocation
o AXA Conservative Allocation
o AXA Conservative-Plus Allocation
o AXA Moderate Allocation
o AXA Moderate-Plus Allocation
o AXA Premier VIP Aggressive Equity
o AXA Premier VIP Core Bond
o AXA Premier VIP Health Care
o AXA Premier VIP High Yield
o AXA Premier VIP International Equity
o AXA Premier VIP Large Cap Core Equity
o AXA Premier VIP Large Cap Growth
o AXA Premier VIP Large Cap Value
o AXA Premier VIP Mid Cap Growth
o AXA Premier VIP Mid Cap Value
o AXA Premier VIP Technology
o EQ/AllianceBernstein Common Stock(1)
o EQ/AllianceBernstein Growth and Income(2)
o EQ/AllianceBernstein Intermediate Government Securities(3)
o EQ/AllianceBernstein International(4)
o EQ/AllianceBernstein Large Cap Growth(5)
o EQ/AllianceBernstein Quality Bond(6)
o EQ/AllianceBernstein Small Cap Growth(7)
o EQ/AllianceBernstein Value(8)
o EQ/Ariel Appreciation II
o EQAXA Rosenberg Value Long/Short Equity
o EQ/Boston Advisors Equity Income
o EQ/Calvert Socially Responsible
o EQ/Capital Guardian Growth
o EQ/Capital Guardian International
o EQ/Capital Guardian Research
o EQ/Capital Guardian U.S. Equity
o EQ/Caywood-Scholl High Yield Bond
o EQ//Davis New York Venture
o EQ/Equity 500 Index
o EQ/Evergreen International Bond
o EQ/Evergreen Omega
o EQ/FI Mid Cap
o EQ/FI Mid Cap Value
o EQ/Franklin Income
o EQ/Franklin Small Cap Value
o EQ/GAMCO Mergers and Acquisitions
o EQ/GAMCO Small Company Value
o EQ/International Growth
o EQ/Janus Large Cap Growth
o EQ/JPMorgan Core Bond
o EQ/JPMorgan Value Opportunities
o EQ/Legg Mason Value Equity
o EQ/Long Term Bond
o EQ/Lord Abbett Growth and Income
o EQ/Lord Abbett Large Cap Core
o EQ/Lord Abbett Mid Cap Value
o EQ/Marsico Focus
o EQ/Mercury Basic Value Equity
o EQ/Mercury International Value
o EQ/MFS Emerging Growth Companies
o EQ/MFS Investors Trust
o EQ/Money Market
o EQ/Montag & Caldwell Growth
o EQ/Mutual Shares
o EQ/Oppenheimer Global
o EQ/Oppenheimer Main Street Small Cap
o EQ/PIMCO Real Return
o EQ/Short Duration Bond
o EQ/Small Cap Value(9)
o EQ/Small Company Growth(10)
o EQ/Small Company Index
o EQ/TCW Equity
o EQ/Templeton Growth
o EQ/UBS Growth and Income
o EQ/Van Kampen Comstock
o EQ/Van Kampen Emerging Markets Equity
o EQ/Van Kampen Mid Cap Growth
o EQ/Wells Fargo Montgomery Small Cap
o Target 2015 Allocation
o Target 2025 Allocation
o Target 2035 Allocation
o Target 2045 Allocation
o U.S. Real Estate -- Class II

                                     FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


1.   Organization (Concluded)

 ----------
 (1) Formerly known as EQ/Alliance Common Stock.
 (2) Formerly known as EQ/Alliance Growth and Income.
 (3) Formerly known as EQ/Alliance Intermediate Government Securities.
 (4) Formerly known as EQ/Alliance International.
 (5) Formerly known as EQ/Alliance Large Cap Growth.
 (6) Formerly known as EQ/Alliance Quality Bond.
 (7) Formerly known as EQ/Alliance Small Cap Growth.
 (8) Formerly known as EQ/Bernstein Diversified Value.
 (9) Formerly known as EQ/Lazard Small Cap Value.
 (10) Formerly known as EQ/Bear Stearns Small Company Growth.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

     The Account is used to fund benefits for variable annuities issued by AXA Equitable including certain individual tax-favored variable annuity contracts (Old Contracts), individual non-qualified variable annuity contracts (EQUIPLAN Contracts), tax-favored and non-qualified certificates issued under group deferred variable annuity contracts and certain related individual contracts (EQUI-VEST Contracts), group deferred variable annuity contracts used to fund tax-qualified defined contribution plans (Momentum Contracts) and group variable annuity contracts used as a funding vehicle for employers who sponsor qualified defined contribution plans (Momentum
     Plus). All of these contracts and certificates are collectively referred to as the Contracts.

     The amount retained by AXA Equitable in the Account arises principally from
     (1) contributions from AXA Equitable, (2) mortality and expense risks, other expenses and financial accounting charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by AXA Equitable are not subject to mortality expense risk charges, other expenses and financial accounting charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.


2.   Significant Accounting Policies

     The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
     (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

     Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of the Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

     Receivable/payable for policy-related transactions represents amounts due to/from AXA Equitable's General Account predominately related to premiums, surrenders and death benefits.

     Payments received from contractowners represent participant contributions under EQUI-VEST Series 100 through 800, EQUI-VEST Vantage, EQUI-VEST Strategies, Momentum, Momentum Plus (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) and participant contributions under other Contracts (Old Contracts, EQUIPLAN) reduced by applicable deductions, charges and state premium taxes. Payments received from contractowners also include amounts applied to purchase contracts in payout (annuitization) period. Contractowners may allocate amounts in their individual accounts to variable investment options, and/or to the guaranteed interest account, of AXA Equitable's General Account, and fixed maturity options of Separate Account No. 48. Transfers between funds including the guaranteed interest account, net represents amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account and fixed maturity option of Separate Account No. 48. The net assets of any variable investment option may not be less than the aggregate value of the Contractowner accounts allocated to that variable investment option. Additional assets are set aside in AXA Equitable's General Account to provide for other policy benefits, as required by state insurance law. AXA Equitable's General Account is subject to creditor rights.


                                     FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


2.   Significant Accounting Policies (Concluded)

     Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under:

     o EQUI-VEST Series 100 through 800
     o EQUI-VEST Vantage
     o EQUI-VEST Strategies
     o Momentum
     o Momentum Plus

     Included in Contract maintenance charges are administrative charges, if applicable, that are deducted annually under:

     o EQUI-VEST Series 100 through 800
     o EQUI-VEST Vantage
     o EQUI-VEST Strategies
     o EQUIPLAN
     o Old Contracts

     Included in contract maintenance charges are administrative charges, if applicable, that are deducted quarterly under Momentum and Momentum Plus.

     Net assets allocated to contracts in the payout period are computed according to the 1983a Individual Annuitant Mortality Table for business issued in 1994 and later and according to the 1969 ELAS Mortality Table for business issued prior to 1994. The assumed investment return is 3% to 5%, as regulated by the laws of various states. The mortality risk is fully borne by AXA Equitable and may result in additional amounts being transferred into the variable annuity account by AXA Equitable to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

     The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Purchases and Sales of Investments The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                     Purchases        Sales
                                                  -------------- --------------
AXA Aggressive Allocation .....................    $ 66,871,984   $ 17,707,708
AXA Conservative Allocation ...................      14,205,633      7,555,010
AXA Conservative-Plus Allocation ..............      31,683,821     11,575,359
AXA Moderate Allocation .......................     151,894,101    223,236,816
AXA Moderate-Plus Allocation ..................     187,016,449     26,443,925
AXA Premier VIP Aggressive Equity .............      21,829,011    176,606,531
AXA Premier VIP Core Bond .....................      19,248,405     18,882,972
AXA Premier VIP Health Care ...................      19,793,137     15,039,104
AXA Premier VIP High Yield ....................      59,746,096     55,155,384
AXA Premier VIP International Equity ..........      54,320,747     28,710,855
AXA Premier VIP Large Cap Core Equity .........       6,050,489      7,312,164
AXA Premier VIP Large Cap Growth ..............      14,365,985     13,535,929
AXA Premier VIP Large Cap Value ...............      31,408,686     18,246,493
AXA Premier VIP Mid Cap Growth ................      29,936,965     24,068,743
AXA Premier VIP Mid Cap Value .................      26,527,140     19,965,588
AXA Premier VIP Technology ....................      56,351,893     64,954,205

                                     FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


3.   Purchases and Sales of Investments (Continued)


                                                             Purchases        Sales
                                                          -------------- --------------
EQ/AllianceBernstein Common Stock .....................   $ 152,038,560  $ 744,952,714
EQ/AllianceBernstein Growth & Income ..................     204,025,676    248,941,747
EQ/AllianceBernstein Intermediate Government Sec. .....      23,733,634     36,360,805
EQ/AllianceBernstein International ....................     249,311,081    197,417,519
EQ/AllianceBernstein Large Cap Growth .................      34,963,974     49,773,076
EQ/AllianceBernstein Quality Bond .....................      36,723,857     44,151,846
EQ/AllianceBernstein Small Cap Growth .................     126,095,448    128,743,666
EQ/AllianceBernstein Value ............................     167,567,785     88,410,292
EQ/Ariel Appreciation II ..............................       3,074,226        706,368
EQ/AXA Rosenberg Value Long/Short Equity ..............      16,429,740     14,985,611
EQ/Boston Advisors Equity Income ......................      26,326,491     13,344,476
EQ/Calvert Socially Responsible .......................       5,747,619      3,257,539
EQ/Capital Guardian Growth ............................       5,954,023      2,366,976
EQ/Capital Guardian International .....................      49,953,675     29,059,096
EQ/Capital Guardian Research ..........................      18,706,085     32,982,940
EQ/Capital Guardian U.S. Equity .......................      35,638,619     26,126,657
EQ/Caywood-Scholl High Yield Bond .....................      13,770,411      3,143,726
EQ/Davis New York Venture .............................         325,919          1,221
EQ/Equity 500 Index ...................................     198,459,994    257,226,298
EQ/Evergreen International Bond .......................       8,846,818      1,828,125
EQ/Evergreen Omega ....................................       9,289,311      9,993,797
EQ/FI Mid Cap .........................................     104,729,283     63,389,013
EQ/FI Mid Cap Value ...................................     134,789,299     99,234,867
EQ/Franklin Income ....................................      12,858,206        283,436
EQ/Franklin Small Cap Value ...........................       1,605,940        408,728
EQ/GAMCO Mergers and Acquisitions .....................       6,404,109      1,556,221
EQ/GAMCO Small Company Value ..........................      44,044,241     22,776,033
EQ/International Growth ...............................      22,809,768     13,971,837
EQ/Janus Large Cap Growth .............................      15,065,823     16,772,221
EQ/JPMorgan Core Bond .................................      43,560,073     26,559,657
EQ/JPMorgan Value Opportunities .......................      18,675,847     18,036,124
EQ/Legg Mason Value Equity ............................      19,596,504      4,234,582
EQ/Long Term Bond .....................................      13,591,386      6,044,768
EQ/Lord Abbett Growth and Income ......................      12,357,142      3,251,238
EQ/Lord Abbett Large Cap Core .........................       2,941,048      1,002,248
EQ/Lord Abbett Mid Cap Value ..........................      12,913,894      7,625,347
EQ/Marsico Focus ......................................     122,639,533     55,532,672
EQ/Mercury Basic Value Equity .........................      85,839,511     82,328,006
EQ/Mercury International Value ........................     126,342,176     65,315,540
EQ/MFS Emerging Growth Companies ......................      31,807,895     83,416,828
EQ/MFS Investors Trust ................................       2,286,517      4,686,477
EQ/Money Market .......................................     122,696,856     86,920,803
EQ/Montag & Caldwell Growth ...........................       2,153,574      1,574,489
EQ/Mutual Shares ......................................       4,913,548        348,606
EQ/Oppenheimer Global .................................       2,310,718         42,215
EQ/Oppenheimer Main Street Small Cap ..................       1,629,157        161,533
EQ/PIMCO Real Return ..................................      24,106,577      7,971,536
EQ/Short Duration Bond ................................       8,275,403      3,136,907
EQ/Small Cap Value ....................................      87,714,109     52,522,758
EQ/Small Company Growth ...............................      56,406,915     31,560,601
EQ/Small Company Index ................................      66,772,852     32,761,614
EQ/TCW Equity .........................................       5,322,247      4,318,137
EQ/Templeton Growth ...................................       5,655,159        938,077
EQ/UBS Growth and Income ..............................      13,821,868      4,024,709

                                     FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


3.   Purchases and Sales of Investments (Concluded)


                                                   Purchases        Sales
                                                 ------------- --------------
EQ/Van Kampen Comstock .......................   $ 14,204,594  $  4,254,574
EQ/Van Kampen Emerging Market Equity .........    272,164,998   185,602,154
EQ/Van Kampen Mid Cap Growth .................     18,334,986     8,458,887
EQ/Wells Fargo Montgomery Small Cap ..........     24,088,068    10,710,979
Target 2015 Allocation .......................      1,273,300        59,045
Target 2025 Allocation .......................      1,058,612        36,980
Target 2035 Allocation .......................        571,898        54,298
Target 2045 Allocation .......................        446,950        69,944
U.S. Real Estate -- Class II .................    111,899,396    61,081,379

4.   Expenses and Related Party Transactions

     The assets in each variable investment option are invested in shares of a corresponding mutual fund portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the variable investment options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that The Trusts, on behalf of each variable portfolio, may charge annually either 0.25% or 0.35% of the average daily net assets of a portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. These fees are reflected in the net asset value of the shares.

     AXA Equitable serves as investment manager of EQAT and VIP. Van Kampen (name under which Morgan Stanley Investment Management Inc. does business in certain situations) serves as investment manager for The Universal Institutional Funds, Inc. -- U.S. Real Estate Class II Portfolio. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual portfolios and range for EQAT and VIP from a low of 0.10% to a high of 1.40% of average daily net assets. AXA Equitable as investment manager of EQAT and VIP pays expenses for providing investment advisory services to the Portfolios, including the fees of the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") an affiliate of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.


                                     FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


4.   Expenses and Related Party Transactions (Concluded)

     AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Portfolios; EQ/AllianceBernstein Value; EQ/Equity 500 Index, and EQ/Small Company Index; as well as a portion of AXA Premier VIP Aggressive Equity, AXA Premier VIP International Equity, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Value, AXA Premier VIP Mid Cap Growth and AXA Premier VIP Technology. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

     In the fourth quarter of 2005 AXA Financial completed its sale of the Advest Group to Merrill Lynch. Boston Advisors is the Advest Group's investment advisory firm, and served as investment advisor to certain EQAT portfolios such as EQ/Boston Advisors Equity Income, EQ/Money Market and EQ/Short Duration Bond. Upon completion of the sale of the Advest Group Boston Advisors ceased to be an affiliate of AXA Financial.

     AXA Advisors is an affiliate of AXA Equitable, and a distributor and principal underwriter of the Account. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

     The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable) . AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network.


5.   Substitutions/Reorganizations


     Substitution transactions that occurred at the date indicated are shown below. For accounting purposes these transactions were treated as mergers and are considered tax-free exchanges.



-----------------------------------------------------------------------------
 November 17, 2006          Removed Portfolio         Surviving Portfolio
-----------------------------------------------------------------------------
                            Laudus Rosenberg VIT      EQ/AXA Rosenberg
                           Value Long/Short Equity   Value Long/Short Equity
-------------------------- ------------------------- ------------------------
Shares -- Class B             871,596                   871,596
Value -- Class B           $9,360,937                $9,360,937
Net Assets before merger   $9,360,937                        --
Net Assets after merger            --                $9,360,937
-----------------------------------------------------------------------------

6.   Contractowner Charges

     Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the Account for the following charges:


                                               Mortality and                     Financial
                                               Expense Risks   Other Expenses   Accounting     Total
                                              --------------- ---------------- ------------ ----------
Old Contracts                                 0.58%           0.16%            --           0.74%
-------------------------------------------
EQUIPLAN Contracts                            0.58%           0.16%            --           0.74%
-------------------------------------------
EQUI-VEST Series 100/Momentum Contracts
-------------------------------------------
EQ/Money Market
EQ/AllianceBernstein Common Stock .........   0.56%           0.60%            0.24%        1.40%
All Other Funds ...........................   0.50%           0.60%            0.24%        1.34%
EQUI-VEST Series 200
--------------------------------------------
EQ/Money Market
EQ/AllianceBernstein Common Stock .........   1.15%           0.25%            --           1.40%
All Other Funds ...........................   1.09%           0.25%            --           1.34%

                                     FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


6. Contractowner Charges (Continued)


                                                Mortality and                     Financial
                                                Expense Risks   Other Expenses   Accounting     Total
                                               --------------- ---------------- ------------ ----------
EQUI-VEST Series 300 and 400 Contracts
--------------------------------------------
EQ/Money Market, EQ/AllianceBernstein Common
Stock, AXA Premier VIP Aggressive Equity and
AXA Moderate Allocation ....................   1.10%           0.24%            --           1.34%
All Other Funds ............................   1.10%           0.25%            --           1.35%
Momentum Plus Contracts                        1.10%           0.25%            --           1.35%
---------------------------------------------
EQUI-VEST Series 500 Contracts                 1.20%           0.25%            --           1.45%
---------------------------------------------
EQUI-VEST at Retirement                        0.80%           0.50%            --           1.30%
---------------------------------------------
EQUI-VEST Series 600 and 800 Contracts         0.95%           0.25%            --           1.20%
---------------------------------------------
EQUI-VEST Vantage Contracts
---------------------------------------------
0.90 All Funds .............................   0.90%             --             --           0.90%
0.70 All Funds .............................   0.70%             --             --           0.70%
0.50 All Funds .............................   0.50%             --             --           0.50%
EQUI-VEST Strategies Contracts
---------------------------------------------
1.20% All Funds ............................   1.20%             --             --           1.20%
0.90% All Funds ............................   0.90%             --             --           0.90%
0.70% All Funds ............................   0.70%             --             --           0.70%
0.50% All Funds ............................   0.50%             --             --           0.50%
0.25% All Funds ............................   0.25%             --             --           0.25%
EQUI-VEST Express Series 700 Contracts         0.70%           0.25%            --           0.95%
---------------------------------------------

The charges may be retained in the Account by AXA Equitable and, to the extent retained, participate in the net investment results of the Trusts ratably with assets attributable to the Contracts. Under the terms of the Contracts, the aggregate of these asset charges and the charges of The Trusts for advisory fees and for direct operating expenses may not exceed a total effective annual rate of 1.75% for EQUI-VEST/Momentum Contracts for EQ/Money Market, EQ/AllianceBernstein Common Stock, AXA Premier VIP Aggressive Equity and AXA Moderate Allocation variable investment options and 1% of all portfolios of the Old Contracts and EQUIPLAN Contracts (the "Cap"). Fees for advisory services in excess of the Cap are refunded to the Funds from AXA Equitable's General Account. Direct operating expenses in excess of the Cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

For EQUI-VEST(R) Series 200 and EQUI-VEST Vantage Contracts for participants of the Teachers Retirement System of the State of Texas and EQUI-VEST Strategies the total Separate Account A annual expenses and total annual expenses of the Trust's fees, when added together, are not permitted to exceed 2.75% (except for AXA Premier VIP Aggressive Equity, AXA Moderate Allocation, EQ/AllianceBernstein Common Stock and EQ/Money Market Options in Equivest Series 200 which are not permitted to exceed 1.75%). Currently, this expense limitation has the effect of reducing the total expenses applicable to options funded by the AXA Premier VIP Health Care, AXA Premier VIP International Equity, AXA Premier VIP Mid Cap Growth, AXA Premier VIP Mid Cap Value, AXA Premier VIP Technology and EQ/Emerging Markets Equity portfolios. Fees for advisory services in excess of the cap are refunded to the Funds from AXA Equitable's general account. Direct operating expenses in excess of the cap are absorbed by amounts retained by AXA Equitable in Separate Account A.

Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value.

The table below lists all the fees charged by the Separate Account assessed as a redemption of units; the range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or Contractowner's account value.



                                When charge
            Charges             is deducted                      Amount deducted                         How deducted
------------------------------ ------------- ------------------------------------------------------ ----------------------
Charge for Trust expenses      Daily         Vary by portfolio                                      Unit value

Annual Administrative charge   Annual        $30 or during the first two contract years 2% of the   Unit liquidation from
                                             account value (plus any prior withdrawal during the    account value
                                             Contract Year) if less.

                                     FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


6. Contractowner Charges (Concluded)


                               When charge
          Charges              is deducted                                Amount deducted                         How deducted
------------------------------ ------------------------ ---------------------------------------------------- ----------------------
Annual Policy fee              Annual                     Low - Depending on account value, lesser of $30      Unit liquidation from
                                                          or .50% of account value plus the amount of any      account value
                                                          active loan.

                                                          High - Depending on account value, in Years 1 to     Unit liquidation from
                                                          2 lesser of $30 or 2% of account value, thereafter   account value
                                                          $30.

Withdrawal Charge              At time of transaction     Low - 6% of withdrawals or contributions made in     Unit liquidation from
                                                          the current and prior five participation years,      account value
                                                          whichever is less.

                                                          High - 6% of the amount withdrawn, generally
                                                          declining for the first through the 12th contract
                                                          year.

                                                          Exceptions and limitations may eliminate or reduce
                                                          the withdrawal charge.

Plan Loan charges              At time of transaction     $25 set-up fee and $6 quarterly recordkeeping fee    Unit liquidation from
                                                                                                               account value

Annuity Payout option          At time of transaction     $350 annuity administration fee                      Unit liquidation from
                                                                                                               account value

Charge for third-party         At time of transaction     $25                                                  Unit liquidation from
transfer or exchange                                                                                           account value

Enhanced death benefit         Participation date         Low- 0.15% of account value                          Unit liquidation from
charge                         anniversary                                                                     account value
                                                          High - 0.60% of account value

Guaranteed Mininum Income                                 0.65%                                                Unit liquidation from
Benefit                                                                                                        account value

Guaranteed Withdrawal                                     Low- 0.60% for single life option;                   Unit liquidation from
Benefit for Life                                               0.75% for joint life option                     account value

                                                          High- 0.75% for single life;
                                                                0.90% for joint life


                                     FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006

7. Accumulation Unit Values

Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
AXA Aggressive Allocation
-------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (i)      $ 153.46               --                 --           --         17.31%
         Highest contract charge 1.45% Class B (i)     $ 148.76               --                 --           --         16.19%
         All contract charges                                --              517         $   77,399         3.46%           --
  2005   Lowest contract charge 0.50% Class B (i)      $ 130.82               --                 --           --          7.52%
         Highest contract charge 1.45% Class B (i)     $ 128.03               --                 --           --          6.50%
         All contract charges                                --              178         $   22,965         4.92%           --
  2004   Lowest contract charge 0.50% Class B (i)      $ 121.67               --                 --           --         11.24%
         Highest contract charge 1.45% Class B (i)     $ 120.22               --                 --           --         10.17%
         All contract charges                                --               75         $    9,099         2.25%           --
  2003   Lowest contract charge 0.50% Class B (i)      $ 109.38               --                 --           --          9.38%
         Highest contract charge 1.45% Class B (i)     $ 109.12               --                 --           --          9.12%
         All contract charges                                --                9         $    1,003         0.70%           --
AXA Conservative Allocation
---------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (i)      $ 116.51               --                 --           --          5.84%
         Highest contract charge 1.45% Class B (i)     $ 112.94               --                 --           --          4.83%
         All contract charges                                --              167         $   18,932         4.29%           --
  2005   Lowest contract charge 0.50% Class B (i)      $ 110.08               --                 --           --          1.93%
         Highest contract charge 1.45% Class B (i)     $ 107.73               --                 --           --          0.96%
         All contract charges                                --              112         $   12,046         3.73%           --
  2004   Lowest contract charge 0.50% Class B (i)      $ 108.00               --                 --           --          5.50%
         Highest contract charge 1.45% Class B (i)     $ 106.71               --                 --           --          4.49%
         All contract charges                                --               75         $    8,142         4.11%           --
  2003   Lowest contract charge 0.50% Class B (i)      $ 102.37               --                 --           --          2.37%
         Highest contract charge 1.45% Class B (i)     $ 102.13               --                 --           --          2.13%
         All contract charges                                --                8         $      940         5.61%           --
AXA Conservative-Plus Allocation
---------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (i)      $ 124.39               --                 --           --          8.22%
         Highest contract charge 1.45% Class B (i)     $ 120.58               --                 --           --          7.18%
         All contract charges                                --              342         $   41,475         4.04%           --
  2005   Lowest contract charge 0.50% Class B (i)      $ 114.94               --                 --           --          2.73%
         Highest contract charge 1.45% Class B (i)     $ 112.49               --                 --           --          1.75%
         All contract charges                                --              180         $   20,363         4.60%           --
  2004   Lowest contract charge 0.50% Class B (i)      $ 111.89               --                 --           --          7.21%
         Highest contract charge 1.45% Class B (i)     $ 110.56               --                 --           --          6.19%
         All contract charges                                --               80         $    8,873         3.62%           --
  2003   Lowest contract charge 0.50% Class B (i)      $ 104.36               --                 --           --          4.36%
         Highest contract charge 1.45% Class B (i)     $ 104.11               --                 --           --          4.11%
         All contract charges                                --                9         $      866         6.35%           --
AXA Moderate Allocation (g)
---------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class A (q)      $ 103.11               --                 --           --          3.11%
         Highest contract charge 1.45% Class A         $ 137.52               --                 --           --          9.00%
         All contract charges                                --           20,240         $1,557,101         2.84%           --
  2005   Lowest contract charge 0.90% Class A (j)      $ 183.99               --                 --           --          4.11%
         Highest contract charge 1.45% Class A         $ 126.17               --                 --           --          3.53%
         All contract charges                                --           21,774         $1,543,159         2.54%           --
  2004   Lowest contract charge 0.90% Class A (j)      $ 176.72               --                 --           --          8.02%
         Highest contract charge 1.45% Class A         $ 121.87               --                 --           --          7.42%
         All contract charges                                --           23,508         $1,615,459         2.75%           --

                                     FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.  Accumulation Unit Values (Continued)

    Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
AXA Moderate Allocation (g) (Continued)
---------------------------------------
  2003   Lowest contract charge 0.90% Class A (j)      $ 163.61               --                 --           --         18.35%
         Highest contract charge 1.45% Class A         $ 113.45               --                 --           --         17.69%
         All contract charges                                --           25,117         $1,607,776         2.41%           --
  2002   Lowest contract charge 1.34% Class A          $  42.91               --                 --           --        (13.31)%
         Highest contract charge 1.45% Class A         $  96.40               --                 --           --        (13.78)%
         All contract charges                                --           27,370         $1,493,481         1.47%           --
AXA Moderate Allocation (g)
---------------------------
         Unit Value 0.50% to 1.30%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 120.52               --                 --           --          9.77%
         Highest contract charge 1.30% Class B (q)     $ 102.92               --                 --           --          2.92%
         All contract charges                                --            1,009         $  136,001         2.84%           --
  2005   Lowest contract charge 0.50% Class B (a)      $ 109.79               --                 --           --          4.27%
         Highest contract charge 1.20% Class B         $ 126.19               --                 --           --          3.54%
         All contract charges                                --              916         $  113,231         2.54%           --
  2004   Lowest contract charge 0.50% Class B (a)      $ 105.29               --                 --           --          8.18%
         Highest contract charge 1.20% Class B         $ 121.88               --                 --           --          7.42%
         All contract charges                                --              833         $   99,021         2.75%           --
  2003   Lowest contract charge 0.50% Class B (a)      $  97.33               --                 --           --         18.55%
         Highest contract charge 1.20% Class B         $ 113.46               --                 --           --         17.71%
         All contract charges                                --              750         $   82,998         2.41%           --
  2002   Lowest contract charge 0.50% Class B (a)      $  82.10               --                 --           --        (12.38)%
         Highest contract charge 1.20% Class B         $  96.39               --                 --           --        (13.78)%
         All contract charges                                --              743         $   69,620         1.47%           --
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (i)      $ 145.39               --                 --           --         13.93%
         Highest contract charge 1.45% Class B (i)     $ 140.94               --                 --           --         12.85%
         All contract charges                                --            1,886         $  267,414         3.54%           --
  2005   Lowest contract charge 0.50% Class B (i)      $ 127.61               --                 --           --          6.14%
         Highest contract charge 1.45% Class B (i)     $ 124.89               --                 --           --          5.13%
         All contract charges                                --              728         $   91,285         5.08%           --
  2004   Lowest contract charge 0.50% Class B (i)      $ 120.23               --                 --           --         11.13%
         Highest contract charge 1.45% Class B (i)     $ 118.80               --                 --           --         10.07%
         All contract charges                                --              277         $   32,979         3.47%           --
  2003   Lowest contract charge 0.50% Class B (i)      $ 108.19               --                 --           --          8.19%
         Highest contract charge 1.45% Class B (i)     $ 107.93               --                 --           --          7.93%
         All contract charges                                --               23         $    2,390         2.59%           --
AXA Premier VIP Aggressive Equity
---------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class A (q)      $ 105.24               --                 --           --          5.24%
         Highest contract charge 1.45% Class A         $  78.53               --                 --           --          3.85%
         All contract charges                                --           10,463            923,899         0.17%           --
  2005   Lowest contract charge 0.90% Class A (j)      $ 103.39               --                 --           --          7.50%
         Highest contract charge 1.45% Class A         $  75.62               --                 --           --          6.90%
         All contract charges                                --           12,174         $1,031,638           --            --
  2004   Lowest contract charge 0.90% Class A (j)      $  96.18               --                 --           --         11.37%
         Highest contract charge 1.45% Class A         $  70.74               --                 --           --         10.75%
         All contract charges                                --           13,893         $1,098,403           --            --
  2003   Lowest contract charge 0.90% Class A (j)      $  86.37               --                 --           --         36.83%
         Highest contract charge 1.45% Class A         $  63.87               --                 --           --         35.87%
         All contract charges                                --           15,363         $1,094,790           --            --
  2002   Lowest contract charge 1.34% Class A          $  47.48               --                 --           --        (29.27)%
         Highest contract charge 1.45% Class A         $  47.01               --                 --           --        (29.72)%
         All contract charges                                --           16,813         $  881,555         0.01%           --

                                     FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
AXA Premier VIP Aggressive Equity
---------------------------------
         Unit Value 0.50% to 1.30%*
  2006   Lowest contract charge 0.50% Class B (a)     $  79.87               --                  --            --          4.59%
         Highest contract charge 1.30% Class B (q)    $ 105.05               --                  --            --          5.05%
         All contract charges                               --              190             $14,885          0.17%           --
  2005   Lowest contract charge 0.50% Class B (a)     $  76.37               --                  --            --          7.67%
         Highest contract charge 1.20% Class B        $  75.63               --                  --            --          6.91%
         All contract charges                               --              203             $15,262            --            --
  2004   Lowest contract charge 0.50% Class B (a)     $  70.93               --                  --            --         11.54%
         Highest contract charge 1.20% Class B        $  70.75               --                  --            --         10.75%
         All contract charges                               --              205             $14,345            --            --
  2003   Lowest contract charge 0.50% Class B (a)     $  63.60               --                  --            --         36.83%
         Highest contract charge 1.20% Class B        $  63.88               --                  --            --         35.88%
         All contract charges                               --              187             $11,762            --            --
  2002   Lowest contract charge 0.50% Class B (a)     $  46.48               --                  --            --        (28.23)%
         Highest contract charge 1.20% Class B        $  47.01               --                  --            --        (29.73)%
         All contract charges                               --              159             $ 7,308          0.01%           --
AXA Premier VIP Core Bond
-------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)     $ 120.06               --                  --            --          3.25%
         Highest contract charge 1.45% Class B (a)    $ 114.44               --                  --            --          2.27%
         All contract charges                               --              591             $68,372          4.11%           --
  2005   Lowest contract charge 0.50% Class B (a)     $ 116.28               --                  --            --          1.24%
         Highest contract charge 1.45% Class B (a)    $ 111.90               --                  --            --          0.28%
         All contract charges                               --              605             $68,268          3.47%           --
  2004   Lowest contract charge 0.50% Class B (a)     $ 114.85               --                  --            --          3.37%
         Highest contract charge 1.45% Class B (a)    $ 111.59               --                  --            --          2.38%
         All contract charges                               --              575             $64,676          3.24%           --
  2003   Lowest contract charge 0.50% Class B (a)     $ 111.11               --                  --            --          3.22%
         Highest contract charge 1.45% Class B (a)    $ 109.00               --                  --            --          2.24%
         All contract charges                               --              504             $55,167          3.30%           --
  2002   Lowest contract charge 0.50% Class B (a)     $ 107.64               --                  --            --          5.44%
         Highest contract charge 1.45% Class B (a)    $ 106.61               --                  --            --          4.47%
         All contract charges                               --              416             $44,423          6.03%           --
AXA Premier VIP Health Care
---------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)     $ 126.14               --                  --            --          4.61%
         Highest contract charge 1.45% Class B (a)    $ 120.24               --                  --            --          3.61%
         All contract charges                               --              387             $47,061          1.05%           --
  2005   Lowest contract charge 0.50% Class B (a)     $ 120.59               --                  --            --          6.43%
         Highest contract charge 1.45% Class B (a)    $ 116.05               --                  --            --          5.41%
         All contract charges                               --              361             $42,208          2.61%           --
  2004   Lowest contract charge 0.50% Class B (a)     $ 113.31               --                  --            --         11.57%
         Highest contract charge 1.45% Class B (a)    $ 110.09               --                  --            --         10.50%
         All contract charges                               --              318             $35,180          3.73%           --
  2003   Lowest contract charge 0.50% Class B (a)     $ 101.56               --                  --            --         27.49%
         Highest contract charge 1.45% Class B (a)    $  99.63               --                  --            --         26.13%
         All contract charges                               --              234             $23,369          1.20%           --
  2002   Lowest contract charge 0.50% Class B (a)     $  79.66               --                  --            --        (19.49)%
         Highest contract charge 1.45% Class B (a)    $  78.99               --                  --            --        (20.23)%
         All contract charges                               --              129             $10,225            --            --

                                     FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
AXA Premier VIP High Yield
--------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class A (q)      $ 102.63               --                 --           --          2.63%
         Highest contract charge 1.45% Class A         $ 104.89               --                 --           --          8.61%
         All contract charges                                --              767           $137,007         7.11%           --
  2005   Lowest contract charge 0.90% Class A (j)      $ 144.66               --                 --           --          2.39%
         Highest contract charge 1.45% Class A         $  96.58               --                 --           --          1.82%
         All contract charges                                --              799           $131,305         7.88%           --
  2004   Lowest contract charge 0.90% Class A (j)      $ 141.28               --                 --           --          7.96%
         Highest contract charge 1.45% Class A         $  94.85               --                 --           --          7.36%
         All contract charges                                --              827           $133,524         6.69%           --
  2003   Lowest contract charge 0.90% Class A (j)      $ 130.87               --                 --           --         21.77%
         Highest contract charge 1.45% Class A         $  88.34               --                 --           --         21.09%
         All contract charges                                --              837           $125,598         5.83%           --
  2002   Lowest contract charge 1.34% Class A          $ 123.58               --                 --           --         (4.00)%
         Highest contract charge 1.45% Class A         $  72.96               --                 --           --         (4.12)%
         All contract charges                                --              764           $ 94,701         9.00%           --
AXA Premier VIP High Yield
--------------------------
         Unit Value 0.50% to 1.30%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 134.63               --                 --           --          9.38%
         Highest contract charge 1.30% Class B (q)     $ 102.45               --                 --           --          2.45%
         All contract charges                                --              379           $ 42,859         7.11%           --
  2005   Lowest contract charge 0.50% Class B (a)      $ 123.08               --                 --           --          2.54%
         Highest contract charge 1.20% Class B         $  96.58               --                 --           --          1.83%
         All contract charges                                --              379           $ 39,438         7.88%           --
  2004   Lowest contract charge 0.50% Class B (a)      $ 120.03               --                 --           --          8.13%
         Highest contract charge 1.20% Class B         $  94.85               --                 --           --          7.37%
         All contract charges                                --              319           $ 32,690         6.69%           --
  2003   Lowest contract charge 0.50% Class B (a)      $ 111.01               --                 --           --         21.94%
         Highest contract charge 1.20% Class B         $  88.34               --                 --           --         21.08%
         All contract charges                                --              243           $ 23,248         5.83%           --
  2002   Lowest contract charge 0.50% Class B (a)      $  91.03               --                 --           --         (4.81)%
         Highest contract charge 1.20% Class B         $  72.96               --                 --           --         (4.11)%
         All contract charges                                --              136           $ 10,780         9.00%           --
AXA Premier VIP International Equity
------------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 176.83               --                 --           --         24.69%
         Highest contract charge 1.45% Class B (a)     $ 168.56               --                 --           --         23.50%
         All contract charges                                --              615           $104,906         2.18%           --
  2005   Lowest contract charge 0.50% Class B (a)      $ 141.82               --                 --           --         14.87%
         Highest contract charge 1.45% Class B (a)     $ 136.48               --                 --           --         13.77%
         All contract charges                                --              472           $ 65,031         4.04%           --
  2004   Lowest contract charge 0.50% Class B (a)      $ 123.46               --                 --           --         17.32%
         Highest contract charge 1.45% Class B (a)     $ 119.96               --                 --           --         16.20%
         All contract charges                                --              402           $ 48,558         2.20%           --
  2003   Lowest contract charge 0.50% Class B (a)      $ 105.24               --                 --           --         33.65%
         Highest contract charge 1.45% Class B (a)     $ 103.24               --                 --           --         32.39%
         All contract charges                                --              225           $ 23,340         0.68%           --
  2002   Lowest contract charge 0.50% Class B (a)      $  78.74               --                 --           --        (18.61)%
         Highest contract charge 1.45% Class B (a)     $  77.98               --                 --           --        (19.36)%
         All contract charges                                --              125           $  9,802           --            --

                                     FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
AXA Premier VIP Large Cap Core Equity
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 128.70               --                 --          --           13.01%
         Highest contract charge 1.45% Class B (a)     $ 122.68               --                 --          --           11.94%
         All contract charges                                --              162            $20,110        0.60%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 113.89               --                 --          --            6.20%
         Highest contract charge 1.45% Class B (a)     $ 109.60               --                 --          --            5.18%
         All contract charges                                --              175            $19,342        0.80%             --
  2004   Lowest contract charge 0.50% Class B (a)      $ 107.24               --                 --          --            9.13%
         Highest contract charge 1.45% Class B (a)     $ 104.20               --                 --          --            8.08%
         All contract charges                                --              178            $18,705        2.30%             --
  2003   Lowest contract charge 0.50% Class B (a)      $  98.27               --                 --          --           27.49%
         Highest contract charge 1.45% Class B (a)     $  96.40               --                 --          --           26.28%
         All contract charges                                --              168            $16,352        0.16%             --
  2002   Lowest contract charge 0.50% Class B (a)      $  77.08               --                 --          --          (22.63)%
         Highest contract charge 1.45% Class B (a)     $  76.34               --                 --          --          (23.35)%
         All contract charges                                --              124            $ 9,465        0.36%             --
AXA Premier VIP Large Cap Growth
--------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 100.59               --                 --          --          ( 0.39)%
         Highest contract charge 1.45% Class B (a)     $  95.88               --                 --          --          ( 1.34)%
         All contract charges                                --              383            $37,071          --              --
  2005   Lowest contract charge 0.50% Class B (a)      $ 100.98               --                 --          --            6.95%
         Highest contract charge 1.45% Class B (a)     $  97.18               --                 --          --            5.94%
         All contract charges                                --              388            $38,002          --              --
  2004   Lowest contract charge 0.50% Class B (a)      $  94.42               --                 --          --            6.13%
         Highest contract charge 1.45% Class B (a)     $  91.74               --                 --          --            5.12%
         All contract charges                                --              379            $35,019          --              --
  2003   Lowest contract charge 0.50% Class B (a)      $  88.96               --                 --          --           29.97%
         Highest contract charge 1.45% Class B (a)     $  87.27               --                 --          --           28.74%
         All contract charges                                --              320            $28,129          --              --
  2002   Lowest contract charge 0.50% Class B (a)      $  68.45               --                 --          --          (30.05)%
         Highest contract charge 1.45% Class B (a)     $  67.79               --                 --          --          (30.70)%
         All contract charges                                --              204            $13,852          --              --
AXA Premier VIP Large Cap Value
-------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 149.85               --                 --          --           18.73%
         Highest contract charge 1.45% Class B (a)     $ 142.84               --                 --          --           17.60%
         All contract charges                                --              457            $65,936        2.93%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 126.22               --                 --          --            6.56%
         Highest contract charge 1.45% Class B (a)     $ 121.47               --                 --          --            5.55%
         All contract charges                                --              371            $45,368        3.03%             --
  2004   Lowest contract charge 0.50% Class B (a)      $ 118.45               --                 --          --           13.85%
         Highest contract charge 1.45% Class B (a)     $ 115.08               --                 --          --           12.77%
         All contract charges                                --              295            $34,179        5.97%             --
  2003   Lowest contract charge 0.50% Class B (a)      $ 104.03               --                 --          --           30.43%
         Highest contract charge 1.45% Class B (a)     $ 102.05               --                 --          --           29.18%
         All contract charges                                --              235            $24,068        2.33%             --
  2002   Lowest contract charge 0.50% Class B (a)      $  79.76               --                 --          --          (18.88)%
         Highest contract charge 1.45% Class B (a)     $  79.00               --                 --          --          (19.62)%
         All contract charges                                --              182            $14,348        0.70%             --

                                     FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
AXA Premier VIP Mid Cap Growth
------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 114.09              --                 --            --          9.07%
         Highest contract charge 1.45% Class B (a)     $ 108.75              --                 --            --          8.03%
         All contract charges                                --             753           $ 82,924          0.51%           --
  2005   Lowest contract charge 0.50% Class B (a)      $ 104.60              --                 --            --          7.85%
         Highest contract charge 1.45% Class B (a)     $ 100.66              --                 --            --          6.81%
         All contract charges                                --             768           $ 78,075          1.61%           --
  2004   Lowest contract charge 0.50% Class B (a)      $  96.99              --                 --            --         11.17%
         Highest contract charge 1.45% Class B (a)     $  94.24              --                 --            --         10.11%
         All contract charges                                --             753           $ 71,596          1.57%           --
  2003   Lowest contract charge 0.50% Class B (a)      $  87.24              --                 --            --         39.52%
         Highest contract charge 1.45% Class B (a)     $  85.59              --                 --            --         38.20%
         All contract charges                                --             592           $ 50,875          1.63%           --
  2002   Lowest contract charge 0.50% Class B (a)      $  62.53              --                 --            --        (36.57)%
         Highest contract charge 1.45% Class B (a)     $  61.93              --                 --            --        (37.15)%
         All contract charges                                --             300           $ 18,611            --            --
AXA Premier VIP Mid Cap Value
-----------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 145.32              --                 --            --         14.16%
         Highest contract charge 1.45% Class B (a)     $ 138.52              --                 --            --         13.07%
         All contract charges                                --             539           $ 75,665          1.69%           --
  2005   Lowest contract charge 0.50% Class B (a)      $ 127.30              --                 --            --          6.81%
         Highest contract charge 1.45% Class B (a)     $ 122.51              --                 --            --          5.79%
         All contract charges                                --             544           $ 67,218          6.80%           --
  2004   Lowest contract charge 0.50% Class B (a)      $ 119.18              --                 --            --         14.61%
         Highest contract charge 1.45% Class B (a)     $ 115.80              --                 --            --         13.52%
         All contract charges                                --             588           $ 68,546          3.78%           --
  2003   Lowest contract charge 0.50% Class B (a)      $ 103.99              --                 --            --         39.90%
         Highest contract charge 1.45% Class B (a)     $ 102.01              --                 --            --         38.56%
         All contract charges                                --             456           $ 46,680          0.35%           --
  2002   Lowest contract charge 0.50% Class B (a)      $  74.33              --                 --            --        (23.60)%
         Highest contract charge 1.45% Class B (a)     $  73.62              --                 --            --        (24.31)%
         All contract charges                                --             285           $ 21,008            --            --
AXA Premier VIP Technology (k)
------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 110.62              --                 --            --          6.76%
         Highest contract charge 1.45% Class B (a)     $ 105.44              --                 --            --          5.74%
         All contract charges                                --           1,063           $113,046            --            --
  2005   Lowest contract charge 0.50% Class B (a)      $ 103.61              --                 --            --         10.71%
         Highest contract charge 1.45% Class B (a)     $  99.71              --                 --            --          9.66%
         All contract charges                                --           1,135           $113,949            --            --
  2004   Lowest contract charge 0.50% Class B (a)      $  93.59              --                 --            --          4.46%
         Highest contract charge 1.45% Class B (a)     $  90.93              --                 --            --          3.47%
         All contract charges                                --           1,266           $115,943          1.03%           --
  2003   Lowest contract charge 0.50% Class B (a)      $  89.59              --                 --            --         56.84%
         Highest contract charge 1.45% Class B (a)     $  87.89              --                 --            --         55.36%
         All contract charges                                --             268           $ 23,642          4.48%           --
  2002   Lowest contract charge 0.50% Class B (a)      $  57.12              --                 --            --        (43.99)%
         Highest contract charge 1.45% Class B (a)     $  56.57              --                 --            --        (44.51)%
         All contract charges                                --              66           $  3,753            --            --

                                     FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/AllianceBernstein Common Stock
---------------------------------
         Unit Value 0.50% to 1.49%*
  2006   Lowest contract charge 0.50% Class A (q)      $ 104.17              --                 --           --           4.17%
         Highest contract charge 1.49% Class A         $ 374.77              --                 --           --           9.64%
         All contract charges                                --          11,209         $3,969,805         1.39%            --
  2005   Lowest contract charge 0.74% Class A          $ 453.40              --                 --           --           4.05%
         Highest contract charge 1.49% Class A         $ 341.80              --                 --           --           3.26%
         All contract charges                                --          12,984         $4,188,857         1.03%            --
  2004   Lowest contract charge 0.74% Class A          $ 435.75              --                 --           --          12.98%
         Highest contract charge 1.49% Class A         $ 331.00              --                 --           --          14.12%
         All contract charges                                --          14,653         $4,588,775         1.19%            --
  2003   Lowest contract charge 0.74% Class A          $ 382.75              --                 --           --          49.21%
         Highest contract charge 1.49% Class A         $ 292.96              --                 --           --          48.08%
         All contract charges                                --          16,027         $4,423,904         1.77%            --
  2002   Lowest contract charge 0.74% Class A          $ 256.52              --                 --           --         (33.51)%
         Highest contract charge 1.49% Class A         $ 197.84              --                 --           --         (34.01)%
         All contract charges                                --          17,309         $3,226,657         0.05%            --
EQ/AllianceBernstein Common Stock
---------------------------------
         Unit Value 0.50% to 1.30%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 102.09              --                 --           --          10.14%
         Highest contract charge 1.30% Class B (q)     $ 103.98              --                 --           --           3.98%
         All contract charges                                --           1,669         $  190,449         1.39%            --
  2005   Lowest contract charge 0.50% Class B (a)      $  92.69              --                 --           --           3.79%
         Highest contract charge 1.20% Class B         $ 107.24              --                 --           --           3.05%
         All contract charges                                --           1,776         $  185,056         1.03%            --
  2004   Lowest contract charge 0.50% Class B (a)      $  89.31              --                 --           --          13.55%
         Highest contract charge 1.20% Class B         $ 104.06              --                 --           --          12.75%
         All contract charges                                --           1,725         $  174,349         1.19%            --
  2003   Lowest contract charge 0.50% Class B (a)      $  78.66              --                 --           --          48.80%
         Highest contract charge 1.20% Class B         $  92.29              --                 --           --          47.76%
         All contract charges                                --           1,502         $  134,406         1.77%            --
  2002   Lowest contract charge 0.50% Class B (a)      $  52.86              --                 --           --         (31.23)%
         Highest contract charge 1.20% Class B         $  62.46              --                 --           --         (34.13)%
         All contract charges                                --           1,321         $   79,564         0.05%            --
EQ/AllianceBernstein Growth and Income
--------------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class A (q)      $ 104.53              --                 --           --           4.53%
         Highest contract charge 1.45% Class A         $ 170.51              --                 --           --          17.12%
         All contract charges                                --           2,838         $1,013,702         1.56%            --
  2005   Lowest contract charge 0.90% Class A (j)      $ 256.76              --                 --           --           4.82%
         Highest contract charge 1.45% Class A         $ 145.58              --                 --           --           4.24%
         All contract charges                                --           3,119         $  950,349         1.22%            --
  2004   Lowest contract charge 0.90% Class A (j)      $ 244.96              --                 --           --          11.66%
         Highest contract charge 1.45% Class A         $ 139.67              --                 --           --          11.04%
         All contract charges                                --           3,337         $  974,792         1.66%            --
  2003   Lowest contract charge 0.90% Class A (j)      $ 219.38              --                 --           --          29.57%
         Highest contract charge 1.45% Class A         $ 125.78              --                 --           --          28.86%
         All contract charges                                --           3,487         $  916,213         1.33%            --
  2002   Lowest contract charge 1.34% Class A          $ 204.07              --                 --           --         (22.12)%
         Highest contract charge 1.45% Class A         $  97.61              --                 --           --         (22.21)%
         All contract charges                                --           3,693         $  752,928         1.32%            --

                                     FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/AllianceBernstein Growth and Income
--------------------------------------
         Unit Value 0.50% to 1.30%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 135.51               --                 --           --         17.95%
         Highest contract charge 1.30% Class B (q)     $ 104.34               --                 --           --          4.34%
         All contract charges                                --              967           $159,512         1.56%           --
  2005   Lowest contract charge 0.50% Class B (a)      $ 114.88               --                 --           --          4.97%
         Highest contract charge 1.20% Class B         $ 145.60               --                 --           --          4.24%
         All contract charges                                --            1,039           $146,056         1.22%           --
  2004   Lowest contract charge 0.50% Class B (a)      $ 109.44               --                 --           --         11.83%
         Highest contract charge 1.20% Class B         $ 139.68               --                 --           --         11.04%
         All contract charges                                --            1,051           $141,085         1.66%           --
  2003   Lowest contract charge 0.50% Class B (a)      $  97.86               --                 --           --         29.77%
         Highest contract charge 1.20% Class B         $ 125.79               --                 --           --         28.86%
         All contract charges                                --              964           $116,498         1.33%           --
  2002   Lowest contract charge 0.50% Class B (a)      $  75.41               --                 --           --        (20.14)%
         Highest contract charge 1.20% Class B         $  97.62               --                 --           --        (22.21)%
         All contract charges                                --              923           $ 86,144         1.32%           --
EQ/AllianceBernstein Intermediate Government Securities
-------------------------------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class A (q)      $ 100.44               --                 --           --          0.44%
         Highest contract charge 1.45% Class A         $ 129.92               --                 --           --          1.89%
         All contract charges                                --              586           $ 91,303         4.00%           --
  2005   Lowest contract charge 0.74% Class A          $  78.01               --                 --           --          1.04%
         Highest contract charge 1.45% Class A         $ 127.51               --                 --           --          0.02%
         All contract charges                                --              670           $102,507         3.48%           --
  2004   Lowest contract charge 0.74% Class A          $  77.21               --                 --           --          1.74%
         Highest contract charge 1.45% Class A         $ 127.48               --                 --           --          0.71%
         All contract charges                                --              768           $117,435         3.04%           --
  2003   Lowest contract charge 0.74% Class A          $  75.89               --                 --           --          1.95%
         Highest contract charge 1.45% Class A         $ 126.58               --                 --           --          0.91%
         All contract charges                                --              892           $135,637         3.66%           --
  2002   Lowest contract charge 0.74% Class A          $  74.44               --                 --           --          8.41%
         Highest contract charge 1.45% Class A         $ 125.44               --                 --           --          7.28%
         All contract charges                                --            1,033           $155,586         5.39%           --
EQ/AllianceBernstein Intermediate Government Securities
-------------------------------------------------------
         Unit Value 0.50% to 1.30%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 128.11               --                 --           --          2.61%
         Highest contract charge 1.30% Class B (q)     $ 100.25               --                 --           --          0.25%
         All contract charges                                --              254           $ 32,922         4.00%           --
  2005   Lowest contract charge 0.50% Class B (a)      $ 124.85               --                 --           --          0.74%
         Highest contract charge 1.20% Class B         $ 127.54               --                 --           --          0.03%
         All contract charges                                --              276           $ 35,253         3.48%           --
  2004   Lowest contract charge 0.50% Class B (a)      $ 123.94               --                 --           --          1.43%
         Highest contract charge 1.20% Class B         $ 127.50               --                 --           --          0.72%
         All contract charges                                --              293           $ 37,422         3.04%           --
  2003   Lowest contract charge 0.50% Class B (a)      $ 122.19               --                 --           --          1.63%
         Highest contract charge 1.20% Class B         $ 126.60               --                 --           --          0.91%
         All contract charges                                --              331           $ 41,782         3.66%           --
  2002   Lowest contract charge 0.50% Class B (a)      $ 120.24               --                 --           --          7.02%
         Highest contract charge 1.20% Class B         $ 125.45               --                 --           --          7.29%
         All contract charges                                --              339           $ 42,385         5.39%           --

                                     FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/AllianceBernstein International (h)(f)
-----------------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class A (q)      $ 105.97               --                 --           --          5.97%
         Highest contract charge 1.45% Class A         $ 140.03               --                 --           --         22.03%
         All contract charges                                --            4,389           $784,767         1.65%           --
  2005   Lowest contract charge 0.90% Class A (j)      $ 147.18               --                 --           --         14.55%
         Highest contract charge 1.45% Class A         $ 114.75               --                 --           --         13.91%
         All contract charges                                --            4,512           $660,373         1.71%           --
  2004   Lowest contract charge 0.90% Class A (j)      $ 128.49               --                 --           --         17.40%
         Highest contract charge 1.45% Class A         $ 100.74               --                 --           --         16.75%
         All contract charges                                --            4,746           $609,069         2.09%           --
  2003   Lowest contract charge 0.90% Class A (j)      $ 109.44               --                 --           --         34.22%
         Highest contract charge 1.45% Class A         $  86.29               --                 --           --         33.47%
         All contract charges                                --            5,029           $552,311         1.99%           --
  2002   Lowest contract charge 1.34% Class A          $  82.20               --                 --           --        (11.11)%
         Highest contract charge 1.45% Class A         $  64.65               --                 --           --        (11.21)%
         All contract charges                                --            5,501           $452,054           --            --
EQ/AllianceBernstein International (h)(f)
-----------------------------------------
         Unit Value 0.50% to 1.30%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 140.38               --                 --           --         22.90%
         Highest contract charge 1.30% Class B (q)     $ 105.78               --                 --           --          5.78%
         All contract charges                                --              728           $102,893         1.65%           --
  2005   Lowest contract charge 0.50% Class B (a)      $ 114.22               --                 --           --         14.72%
         Highest contract charge 1.20% Class B         $ 114.63               --                 --           --         13.91%
         All contract charges                                --              651           $ 75,257         1.71%           --
  2004   Lowest contract charge 0.50% Class B (a)      $  99.56               --                 --           --         17.58%
         Highest contract charge 1.20% Class B         $ 100.63               --                 --           --         16.76%
         All contract charges                                --              565           $ 57,320         2.09%           --
  2003   Lowest contract charge 0.50% Class B (a)      $  84.67               --                 --           --         34.51%
         Highest contract charge 1.20% Class B         $  86.19               --                 --           --         33.56%
         All contract charges                                --              523           $ 45,436         1.99%           --
  2002   Lowest contract charge 0.50% Class B (a)      $  62.95               --                 --           --        ( 9.35)%
         Highest contract charge 1.20% Class B         $  64.53               --                 --           --        (11.19)%
         All contract charges                                --              469           $ 30,424           --            --
EQ/AllianceBernstein Large Cap Growth
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $  66.16               --                 --           --        ( 1.04)%
         Highest contract charge 1.45% Class B         $  68.47               --                 --           --        ( 1.98)%
         All contract charges                                --            2,111           $146,204           --            --
  2005   Lowest contract charge 0.50% Class B (a)      $  66.85               --                 --           --         14.35%
         Highest contract charge 1.45% Class B         $  69.86               --                 --           --         13.27%
         All contract charges                                --            2,304           $162,638           --            --
  2004   Lowest contract charge 0.50% Class B (a)      $  58.46               --                 --           --          7.84%
         Highest contract charge 1.45% Class B         $  61.67               --                 --           --          6.81%
         All contract charges                                --            2,548           $158,455           --            --
  2003   Lowest contract charge 0.50% Class B (a)      $  54.21               --                 --           --         22.58%
         Highest contract charge 1.45% Class B         $  57.74               --                 --           --         21.41%
         All contract charges                                --            2,878           $167,285           --            --
  2002   Lowest contract charge 0.50% Class B (a)      $  44.22               --                 --           --        (29.15)%
         Highest contract charge 1.45% Class B         $  47.56               --                 --           --        (32.15)%
         All contract charges                                --            3,095           $148,022           --            --


                                     FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/AllianceBernstein Quality Bond
---------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class A (q)      $ 100.81               --                 --           --         (0.81)%
         Highest contract charge 1.45% Class A         $ 135.31               --                 --           --          2.58%
         All contract charges                                --              694           $119,214         4.01%           --
  2005   Lowest contract charge 0.90% Class A (j)      $ 164.70               --                 --           --          1.34%
         Highest contract charge 1.45% Class A         $ 131.90               --                 --           --          0.78%
         All contract charges                                --              753           $125,885         3.89%           --
  2004   Lowest contract charge 0.90% Class A (j)      $ 162.53               --                 --           --          3.07%
         Highest contract charge 1.45% Class A         $ 130.89               --                 --           --          2.50%
         All contract charges                                --              795           $131,674         3.87%           --
  2003   Lowest contract charge 0.90% Class A (j)      $ 157.69               --                 --           --          2.87%
         Highest contract charge 1.45% Class A         $ 127.69               --                 --           --          2.29%
         All contract charges                                --              889           $143,533         2.68%           --
  2002   Lowest contract charge 1.34% Class A          $ 157.39               --                 --           --          6.49%
         Highest contract charge 1.45% Class A         $ 124.83               --                 --           --          6.38%
         All contract charges                                --            1,015           $160,021         4.01%           --
EQ/AllianceBernstein Quality Bond
---------------------------------
         Unit Value 0.50% to 1.30%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 134.25               --                 --           --          3.30%
         Highest contract charge 1.30% Class B (q)     $ 100.62               --                 --           --          0.62%
         All contract charges                                --              246           $ 33,382         4.01%           --
  2005   Lowest contract charge 0.50% Class B (a)      $ 129.96               --                 --           --          1.49%
         Highest contract charge 1.20% Class B         $ 131.99               --                 --           --          0.78%
         All contract charges                                --              256           $ 33,894         3.89%           --
  2004   Lowest contract charge 0.50% Class B (a)      $ 128.05               --                 --           --          3.23%
         Highest contract charge 1.20% Class B         $ 130.97               --                 --           --          2.50%
         All contract charges                                --              261           $ 34,083         3.87%           --
  2003   Lowest contract charge 0.50% Class B (a)      $ 124.04               --                 --           --          3.02%
         Highest contract charge 1.20% Class B         $ 127.77               --                 --           --          2.30%
         All contract charges                                --              274           $ 34,954         2.68%           --
  2002   Lowest contract charge 0.50% Class B (a)      $ 120.40               --                 --           --          5.93%
         Highest contract charge 1.20% Class B         $ 124.90               --                 --           --          6.37%
         All contract charges                                --              292           $ 36,469         4.01%           --
EQ/AllianceBernstein Small Cap Growth (c)
-----------------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class A (q)      $ 103.84               --                 --           --          3.84%
         Highest contract charge 1.45% Class A         $ 135.25               --                 --           --          7.68%
         All contract charges                                --            1,694           $315,326           --            --
  2005   Lowest contract charge 0.90% Class A (j)      $ 179.44               --                 --           --         10.78%
         Highest contract charge 1.45% Class A         $ 125.60               --                 --           --         10.17%
         All contract charges                                --            1,836           $316,938           --            --
  2004   Lowest contract charge 0.90% Class A (j)      $ 161.98               --                 --           --         13.24%
         Highest contract charge 1.45% Class A         $ 114.00               --                 --           --         12.61%
         All contract charges                                --            1,990           $311,435           --            --
  2003   Lowest contract charge 0.90% Class A (j)      $ 143.04               --                 --           --         40.02%
         Highest contract charge 1.45% Class A         $ 101.24               --                 --           --         39.23%
         All contract charges                                --            2,070           $287,364           --            --
  2002   Lowest contract charge 1.34% Class A          $  99.61               --                 --           --        (31.02)%
         Highest contract charge 1.45% Class A         $  72.71               --                 --           --        (31.09)%
         All contract charges                                --            2,062           $205,395           --            --

                                     FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/AllianceBernstein Small Cap Growth (c)
-----------------------------------------
         Unit Value 0.50% to 1.30%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 100.58               --                 --           --          8.46%
         Highest contract charge 1.30% Class B (q)     $ 103.66               --                 --           --          3.66%
         All contract charges                                --              392           $ 57,261           --            --
  2005   Lowest contract charge 0.50% Class B (a)      $  92.73               --                 --           --         10.94%
         Highest contract charge 1.20% Class B         $ 125.63               --                 --           --         10.17%
         All contract charges                                --              411           $ 55,659           --            --
  2004   Lowest contract charge 0.50% Class B (a)      $  83.58               --                 --           --         13.42%
         Highest contract charge 1.20% Class B         $ 114.03               --                 --           --         12.61%
         All contract charges                                --              408           $ 50,408           --            --
  2003   Lowest contract charge 0.50% Class B (a)      $  73.69               --                 --           --         40.24%
         Highest contract charge 1.20% Class B         $ 101.26               --                 --           --         39.24%
         All contract charges                                --              398           $ 43,568           --            --
  2002   Lowest contract charge 0.50% Class B (a)      $  52.55               --                 --           --        (29.03)%
         Highest contract charge 1.20% Class B         $  72.72               --                 --           --        (31.08)%
         All contract charges                                --              358           $ 28,243           --            --
EQ/AllianceBernstein Value
--------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 163.40               --                 --           --         20.78%
         Highest contract charge 1.45% Class B         $ 151.12               --                 --           --         19.63%
         All contract charges                                --            3,483           $500,340         1.68%           --
  2005   Lowest contract charge 0.50% Class B (a)      $ 135.28               --                 --           --          4.91%
         Highest contract charge 1.45% Class B         $ 126.32               --                 --           --          3.91%
         All contract charges                                --            3,103           $371,731         1.19%           --
  2004   Lowest contract charge 0.50% Class B (a)      $ 128.95               --                 --           --         13.44%
         Highest contract charge 1.45% Class B         $ 121.57               --                 --           --         11.80%
         All contract charges                                --            2,885           $331,846         1.41%           --
  2003   Lowest contract charge 0.50% Class B (a)      $ 114.24               --                 --           --         28.10%
         Highest contract charge 1.45% Class B         $ 108.74               --                 --           --         26.88%
         All contract charges                                --            2,551           $261,872         1.40%           --
  2002   Lowest contract charge 0.50% Class B (a)      $  89.18               --                 --           --        (13.16)%
         Highest contract charge 1.45% Class B         $  85.70               --                 --           --        (14.89)%
         All contract charges                                --            2,309           $186,392         1.38%           --
EQ/Ariel Appreciation II
------------------------
         Unit Value 0.50% to 1.45%
  2006   Lowest contract charge 0.50% Class B (n)      $ 114.85               --                 --           --         10.61%
         Highest contract charge 1.45% Class B (n)     $ 113.50               --                 --           --          9.55%
         All contract charges                                --               28           $  3,222         1.21%           --
  2005   Lowest contract charge 0.50% Class B (n)      $ 103.83               --                 --           --          3.83%
         Highest contract charge 1.45% Class B (n)     $ 103.60               --                 --           --          3.60%
         All contract charges                                --                6           $    589         0.65%           --
EQ/AXA Rosenberg Value Long/Short Equity
----------------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (m)      $ 110.97               --                 --           --          0.94%
         Highest contract charge 1.45% Class B (m)     $ 107.57               --                 --           --        ( 0.02)%
         All contract charges                                --               89           $  9,606         2.85%           --
  2005   Lowest contract charge 0.50% Class B (m)      $ 109.94               --                 --           --          6.97%
         Highest contract charge 1.45% Class B (m)     $ 107.59               --                 --           --          5.95%
         All contract charges                                --               77           $  8,297           --            --
  2004   Lowest contract charge 0.50% Class B (i)      $ 102.77               --                 --           --          3.11%
         Highest contract charge 1.45% Class B (i)     $ 101.55               --                 --           --          2.13%
         All contract charges                                --               16           $  1,704           --            --

                                     FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/AXA Rosenberg Value Long/Short Equity (Continued)
----------------------------------------------------
  2003   Lowest contract charge 0.50% Class B (i)     $  99.67               --                  --           --         (0.33)%
         Highest contract charge 1.45% Class B (i)    $  99.43               --                  --           --         (0.57)%
         All contract charges                               --                4             $   395           --            --
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (l)     $ 130.62               --                  --           --         15.39%
         Highest contract charge 1.45% Class B (l)    $ 127.87               --                  --           --         14.29%
         All contract charges                               --              394             $50,720         2.44%           --
  2005   Lowest contract charge 0.50% Class B (l)     $ 113.20               --                  --           --          5.63%
         Highest contract charge 1.45% Class B (l)    $ 111.88               --                  --           --          4.62%
         All contract charges                               --              307             $34,416         2.12%           --
  2004   Lowest contract charge 0.50% Class B (l)     $ 107.17               --                  --           --          9.05%
         Highest contract charge 1.45% Class B (l)    $ 106.95               --                  --           --          8.85%
         All contract charges                               --               41             $ 4,334         4.19%           --
EQ/Calvert Socially Responsible
-------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)     $  85.06               --                  --           --          4.70%
         Highest contract charge 1.45% Class B (a)    $ 116.25               --                  --           --          3.71%
         All contract charges                               --              185             $16,787           --            --
  2005   Lowest contract charge 0.50% Class B (a)     $  81.24               --                  --           --          8.20%
         Highest contract charge 1.45% Class B (a)    $ 112.09               --                  --           --          7.17%
         All contract charges                               --              156             $13,658           --            --
  2004   Lowest contract charge 0.50% Class B (a)     $  75.08               --                  --           --          3.07%
         Highest contract charge 1.45% Class B (a)    $ 104.60               --                  --           --          2.09%
         All contract charges                               --              128             $10,635           --            --
  2003   Lowest contract charge 0.50% Class B (a)     $  72.85               --                  --           --         27.31%
         Highest contract charge 1.45% Class B (a)    $ 102.46               --                  --           --         26.09%
         All contract charges                               --               96             $ 7,714           --            --
  2002   Lowest contract charge 0.50% Class B (a)     $  57.22               --                  --           --        (27.00)%
         Highest contract charge 1.45% Class B (a)    $  81.26               --                  --           --        (27.52)%
         All contract charges                               --               61             $ 3,909           --            --
EQ/Capital Guardian Growth
--------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)     $  69.30               --                  --           --          6.87%
         Highest contract charge 1.45% Class B (a)    $ 100.48               --                  --           --          5.85%
         All contract charges                               --              148             $11,178         0.20%           --
  2005   Lowest contract charge 0.50% Class B (a)     $  64.85               --                  --           --          4.58%
         Highest contract charge 1.45% Class B (a)    $  94.93               --                  --           --          3.59%
         All contract charges                               --               97             $ 6,904         0.21%           --
  2004   Lowest contract charge 0.50% Class B (a)     $  62.01               --                  --           --          5.01%
         Highest contract charge 1.45% Class B (a)    $  91.64               --                  --           --          4.00%
         All contract charges                               --               69             $ 4,814         0.57%           --
  2003   Lowest contract charge 0.50% Class B (a)     $  59.05               --                  --           --         23.33%
         Highest contract charge 1.45% Class B (a)    $  88.12               --                  --           --         22.16%
         All contract charges                               --               62             $ 4,010         0.16%           --
  2002   Lowest contract charge 0.50% Class B (a)     $  47.88               --                  --           --        (25.82)%
         Highest contract charge 1.45% Class B (a)    $  72.13               --                  --           --        (27.41)%
         All contract charges                               --               32             $ 1,722         0.22%           --
EQ/Capital Guardian International
---------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)     $ 127.17               --                  --           --         18.65%
         Highest contract charge 1.45% Class B (a)    $ 166.28               --                  --           --         17.52%
         All contract charges                               --              714             $98,514         1.40%           --

                                     FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/Capital Guardian International (Continued)
---------------------------------------------
  2005   Lowest contract charge 0.50% Class B (a)      $ 107.18              --                 --           --          16.54%
         Highest contract charge 1.45% Class B (a)     $ 141.49              --                 --           --          15.43%
         All contract charges                                --             588           $ 69,010         1.61%            --
  2004   Lowest contract charge 0.50% Class B (a)      $  91.97              --                 --           --          13.04%
         Highest contract charge 1.45% Class B (a)     $ 122.57              --                 --           --          11.97%
         All contract charges                                --             436           $ 44,312         1.74%            --
  2003   Lowest contract charge 0.50% Class B (a)      $  81.36              --                 --           --          31.97%
         Highest contract charge 1.45% Class B (a)     $ 109.47              --                 --           --          30.70%
         All contract charges                                --             230           $ 20,780         1.64%            --
  2002   Lowest contract charge 0.50% Class B (a)      $  61.65              --                 --           --         (14.59)%
         Highest contract charge 1.45% Class B (a)     $  83.76              --                 --           --         (16.28)%
         All contract charges                                --              82           $  5,617         2.20%            --
EQ/Capital Guardian Research (e)
--------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 125.42              --                 --           --          11.50%
         Highest contract charge 1.45% Class B         $ 130.57              --                 --           --          10.43%
         All contract charges                                --           1,154           $152,378         0.55%            --
  2005   Lowest contract charge 0.50% Class B (a)      $ 112.49              --                 --           --           5.52%
         Highest contract charge 1.45% Class B         $ 118.23              --                 --           --           4.52%
         All contract charges                                --           1,259           $150,283         0.54%            --
  2004   Lowest contract charge 0.50% Class B (a)      $ 106.60              --                 --           --          10.35%
         Highest contract charge 1.45% Class B         $ 113.12              --                 --           --           9.30%
         All contract charges                                --           1,374           $156,747         0.62%            --
  2003   Lowest contract charge 0.50% Class B (a)      $  96.60              --                 --           --          30.84%
         Highest contract charge 1.45% Class B         $ 103.50              --                 --           --          29.58%
         All contract charges                                --           1,433           $149,248         0.43%            --
  2002   Lowest contract charge 0.50% Class B (a)      $  73.83              --                 --           --         (22.82)%
         Highest contract charge 1.45% Class B         $  79.87              --                 --           --         (25.76)%
         All contract charges                                --           1,445           $115,919         0.50%            --
EQ/Capital Guardian U.S. Equity (b)
-----------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 126.84              --                 --           --           9.41%
         Highest contract charge 1.45% Class B         $ 123.48              --                 --           --           8.37%
         All contract charges                                --           1,021           $127,850         1.27%            --
  2005   Lowest contract charge 0.50% Class B (a)      $ 115.93              --                 --           --           5.43%
         Highest contract charge 1.45% Class B         $ 113.95              --                 --           --           4.43%
         All contract charges                                --           1,003           $115,650         0.55%            --
  2004   Lowest contract charge 0.50% Class B (a)      $ 109.96              --                 --           --           8.78%
         Highest contract charge 1.45% Class B         $ 109.11              --                 --           --           7.74%
         All contract charges                                --             937           $103,281         0.51%            --
  2003   Lowest contract charge 0.50% Class B (a)      $ 101.08              --                 --           --          35.72%
         Highest contract charge 1.45% Class B         $ 101.27              --                 --           --          34.42%
         All contract charges                                --             761           $ 77,522         0.35%            --
  2002   Lowest contract charge 0.50% Class B (a)      $  74.48              --                 --           --         (22.46)%
         Highest contract charge 1.45% Class B         $  75.34              --                 --           --         (24.78)%
         All contract charges                                --             473           $ 35,863         0.59%            --
EQ/Caywood-Scholl High Yield Bond
---------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (m)      $ 112.32              --                 --           --           7.42%
         Highest contract charge 1.45% Class B (m)     $ 110.55              --                 --           --           6.40%
         All contract charges                                --             145           $ 16,051         8.15%            --
  2005   Lowest contract charge 0.50% Class B (m)      $ 104.56              --                 --           --           4.56%
         Highest contract charge 1.45% Class B (m)     $ 103.90              --                 --           --           3.90%
         All contract charges                                --              51           $  5,355        16.21%            --

                                     FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.


                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/Davis New York Venture
--------------------------
         Unit Value 0.50% to 1.35%*
  2006   Lowest contract charge 0.50% Class B (o)      $ 108.76               --                 --          --           8.76%
         Highest contract charge 1.35% Class B (o)     $ 108.47               --                 --          --           8.47%
         All contract charges                                --                3           $    331        0.96%            --
EQ/Equity 500 Index
-------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class A (q)      $ 103.22               --                 --          --           3.22%
         Highest contract charge 1.45% Class A         $ 117.65               --                 --          --          13.71%
         All contract charges                                --            3,024           $934,535        1.75%            --
  2005   Lowest contract charge 0.90% Class A (j)      $ 197.59               --                 --          --           3.72%
         Highest contract charge 1.45% Class A         $ 103.47               --                 --          --           3.15%
         All contract charges                                --            3,339           $909,007        1.53%            --
  2004   Lowest contract charge 0.90% Class A (j)      $ 190.50               --                 --          --           9.51%
         Highest contract charge 1.45% Class A         $ 100.31               --                 --          --           8.91%
         All contract charges                                --            3,638           $957,647        1.66%            --
  2003   Lowest contract charge 0.90% Class A (j)      $ 173.95               --                 --          --          26.99%
         Highest contract charge 1.45% Class A         $  92.10               --                 --          --          26.29%
         All contract charges                                --            3,812           $921,012        1.53%            --
  2002   Lowest contract charge 1.34% Class A          $ 191.65               --                 --          --         (23.23)%
         Highest contract charge 1.45% Class A         $  72.93               --                 --          --         (23.32)%
         All contract charges                                --            3,939           $753,523        1.07%            --
EQ/Equity 500 Index
-------------------
         Unit Value 0.50% to 1.30%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 103.33               --                 --          --          14.52%
         Highest contract charge 1.30% Class B (q)     $ 103.03               --                 --          --           3.03%
         All contract charges                                --              894           $102,360        1.75%            --
  2005   Lowest contract charge 0.50% Class B (a)      $  90.23               --                 --          --           3.88%
         Highest contract charge 1.20% Class B         $ 103.49               --                 --          --           3.15%
         All contract charges                                --              907           $ 91,189        1.53%            --
  2004   Lowest contract charge 0.50% Class B (a)      $  86.86               --                 --          --           9.68%
         Highest contract charge 1.20% Class B         $ 100.33               --                 --          --           8.91%
         All contract charges                                --              860           $ 83,780        1.66%            --
  2003   Lowest contract charge 0.50% Class B (a)      $  79.19               --                 --          --          27.18%
         Highest contract charge 1.20% Class B         $  92.12               --                 --          --          26.30%
         All contract charges                                --              740           $ 66,130        1.53%            --
  2002   Lowest contract charge 0.50% Class B (a)      $  62.27               --                 --          --         (22.13)%
         Highest contract charge 1.20% Class B         $  72.94               --                 --          --         (23.32)%
         All contract charges                                --              641           $ 45,105        1.07%            --
EQ/Evergreen International Bond
-------------------------------
         Unit Value 0.50% to 1.45%
  2006   Lowest contract charge 0.50% Class B (n)      $ 100.53               --                 --          --           2.90%
         Highest contract charge 1.45% Class B (n)     $  99.34               --                 --          --           1.92%
         All contract charges                                --               77           $  7,685        0.47%            --
  2005   Lowest contract charge 0.50% Class B (n)      $  97.69               --                 --          --         ( 2.31)%
         Highest contract charge 1.45% Class B (n)     $  97.47               --                 --          --         ( 2.53)%
         All contract charges                                --                5           $    503          --             --
EQ/Evergreen Omega
------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $  90.42               --                 --          --           5.34%
         Highest contract charge 1.45% Class B         $  87.18               --                 --          --           4.34%
         All contract charges                                --              257           $ 22,739        2.11%            --
  2005   Lowest contract charge 0.50% Class B (a)      $  85.83               --                 --          --           3.44%
         Highest contract charge 1.45% Class B         $  83.56               --                 --          --           2.46%
         All contract charges                                --              288           $ 24,388        0.04%            --

                                     FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/Evergreen Omega (Continued)
------------------------------
  2004   Lowest contract charge 0.50% Class B (a)     $  82.98                --                 --           --          6.51%
         Highest contract charge 1.45% Class B        $  81.56                --                 --           --          5.49%
         All contract charges                               --               298           $ 24,676         0.35%           --
  2003   Lowest contract charge 0.50% Class B (a)     $  77.91                --                 --           --         37.51%
         Highest contract charge 1.45% Class B        $  77.31                --                 --           --         36.21%
         All contract charges                               --               168           $ 12,964           --            --
  2002   Lowest contract charge 0.50% Class B (a)     $  56.66                --                 --           --        (22.68)%
         Highest contract charge 1.45% Class B        $  56.76                --                 --           --        (25.12)%
         All contract charges                               --                79           $  4,434           --            --
EQ/FI Mid Cap
-------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)     $ 138.97                --                 --           --         10.97%
         Highest contract charge 1.45% Class B        $ 127.77                --                 --           --          9.91%
         All contract charges                               --             2,461           $318,026         3.32%           --
  2005   Lowest contract charge 0.50% Class B (a)     $ 125.23                --                 --           --          5.83%
         Highest contract charge 1.45% Class B        $ 116.25                --                 --           --          4.83%
         All contract charges                               --             2,266           $265,901         7.70%           --
  2004   Lowest contract charge 0.50% Class B (a)     $ 118.33                --                 --           --         15.45%
         Highest contract charge 1.45% Class B        $ 110.90                --                 --           --         14.35%
         All contract charges                               --             1,999           $223,196         2.47%           --
  2003   Lowest contract charge 0.50% Class B (a)     $ 102.49                --                 --           --         42.89%
         Highest contract charge 1.45% Class B        $  96.98                --                 --           --         41.52%
         All contract charges                               --             1,577           $153,931           --            --
  2002   Lowest contract charge 0.50% Class B (a)     $  71.73                --                 --           --        (15.36)%
         Highest contract charge 1.45% Class B        $  68.53                --                 --           --        (19.65)%
         All contract charges                               --             1,061           $ 73,034         0.02%           --
EQ/FI Mid Cap Value
-------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)     $ 183.59                --                 --           --         11.92%
         Highest contract charge 1.45% Class B        $ 137.53                --                 --           --         10.86%
         All contract charges                               --             2,889           $493,560         0.31%           --
  2005   Lowest contract charge 0.50% Class B (a)     $ 164.04                --                 --           --         10.77%
         Highest contract charge 1.45% Class B        $ 124.06                --                 --           --          9.71%
         All contract charges                               --             2,900           $446,196         4.74%           --
  2004   Lowest contract charge 0.50% Class B (a)     $ 148.09                --                 --           --         17.26%
         Highest contract charge 1.45% Class B        $ 113.08                --                 --           --         16.14%
         All contract charges                               --             2,707           $379,449         2.57%           --
  2003   Lowest contract charge 0.50% Class B (a)     $ 126.30                --                 --           --         32.60%
         Highest contract charge 1.45% Class B        $  97.37                --                 --           --         31.33%
         All contract charges                               --             2,510           $303,154         0.40%           --
  2002   Lowest contract charge 0.50% Class B (a)     $  95.25                --                 --           --        (13.55)%
         Highest contract charge 1.45% Class B        $  74.14                --                 --           --        (15.94)%
         All contract charges                               --             2,329           $214,099         0.57%           --
EQ/Franklin Income
------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (o)     $ 104.56                --                 --           --          4.56%
         Highest contract charge 1.45% Class B (o)    $ 104.26                --                 --           --          4.26%
         All contract charges                               --               122           $ 12,767         2.55%           --
EQ/Franklin Small Cap Value
---------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (o)     $ 108.50                --                 --           --          8.50%
         Highest contract charge 1.45% Class B (o)    $ 108.18                --                 --           --          8.18%
         All contract charges                               --                11           $  1,216         0.58%           --

                                     FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B          $ 117.94               --                 --          --          11.65%
         Highest contract charge 1.45% Class B         $ 116.08               --                 --          --          10.58%
         All contract charges                                --               65           $  7,591        6.42%            --
  2005   Lowest contract charge 0.50% Class B          $ 105.64               --                 --          --           5.64%
         Highest contract charge 1.45% Class B         $ 104.97               --                 --          --           4.97%
         All contract charges                                --               23           $  2,512        4.96%            --
EQ/GAMCO Small Company Value
----------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (l)      $ 139.23               --                 --          --          18.24%
         Highest contract charge 1.45% Class B (l)     $ 136.30               --                 --          --          17.12%
         All contract charges                                --              484           $ 66,227        1.54%            --
  2005   Lowest contract charge 0.50% Class B (l)      $ 117.75               --                 --          --           3.80%
         Highest contract charge 1.45% Class B (l)     $ 116.38               --                 --          --           2.81%
         All contract charges                                --              341           $ 39,738        0.98%            --
  2004   Lowest contract charge 0.50% Class B (l)      $ 113.44               --                 --          --          13.51%
         Highest contract charge 1.45% Class B (l)     $ 113.20               --                 --          --          13.31%
         All contract charges                                --               47           $  5,219        0.43%            --
EQ/International Growth
-----------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (m)      $ 144.57               --                 --          --          25.01%
         Highest contract charge 1.45% Class B (m)     $ 142.29               --                 --          --          23.82%
         All contract charges                                --               88           $ 12,581        1.19%            --
  2005   Lowest contract charge 0.50% Class B (m)      $ 115.64               --                 --          --          15.64%
         Highest contract charge 1.45% Class B (m)     $ 114.91               --                 --          --          14.91%
         All contract charges                                --               19           $  2,170        1.92%            --
EQ/Janus Large Cap Growth
-------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $  71.61               --                 --          --           0.68%
         Highest contract charge 1.45% Class B         $  63.24               --                 --          --          (0.28)%
         All contract charges                                --            1,131           $ 72,315          --             --
  2005   Lowest contract charge 0.50% Class B (a)      $  71.12               --                 --          --           6.76%
         Highest contract charge 1.45% Class B         $  63.41               --                 --          --           5.74%
         All contract charges                                --            1,144           $ 73,252          --             --
  2004   Lowest contract charge 0.50% Class B (a)      $  66.62               --                 --          --          11.59%
         Highest contract charge 1.45% Class B         $  59.97               --                 --          --          10.52%
         All contract charges                                --            1,078           $ 65,101        0.26%            --
  2003   Lowest contract charge 0.50% Class B (a)      $  59.71               --                 --          --          25.22%
         Highest contract charge 1.45% Class B         $  54.27               --                 --          --          24.03%
         All contract charges                                --            1,000           $ 54,626          --             --
  2002   Lowest contract charge 0.50% Class B (a)      $  47.68               --                 --          --         (30.06)%
         Highest contract charge 1.45% Class B         $  43.75               --                 --          --         (31.32)%
         All contract charges                                --              864           $ 37,973          --             --
EQ/JPMorgan Core Bond
---------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 121.18               --                 --          --           3.54%
         Highest contract charge 1.45% Class B (a)     $ 115.42               --                 --          --           2.56%
         All contract charges                                --            1,009           $117,710        4.54%            --
  2005   Lowest contract charge 0.50% Class B (a)      $ 117.03               --                 --          --           1.70%
         Highest contract charge 1.45% Class B (a)     $ 112.55               --                 --          --           0.74%
         All contract charges                                --              891           $101,135        3.93%            --
  2004   Lowest contract charge 0.50% Class B (a)      $ 115.07               --                 --          --           3.58%
         Highest contract charge 1.45% Class B (a)     $ 111.72               --                 --          --           2.59%
         All contract charges                                --              627           $ 70,510        4.57%            --

                                     FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/JPMorgan Core Bond (Continued)
---------------------------------
  2003   Lowest contract charge 0.50% Class B (a)      $ 111.09               --                 --          --           2.85%
         Highest contract charge 1.45% Class B (a)     $ 108.90               --                 --          --           1.87%
         All contract charges                                --              468            $51,312        3.72%            --
  2002   Lowest contract charge 0.50% Class B (a)      $ 108.01               --                 --          --           7.52%
         Highest contract charge 1.45% Class B (a)     $ 106.90               --                 --          --           6.52%
         All contract charges                                --              291            $31,127       10.10%            --
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 134.61               --                 --          --          19.78%
         Highest contract charge 1.45% Class B         $ 124.95               --                 --          --          18.64%
         All contract charges                                --              445            $68,748        4.40%            --
  2005   Lowest contract charge 0.50% Class B (a)      $ 112.39               --                 --          --           3.40%
         Highest contract charge 1.45% Class B         $ 105.33               --                 --          --           2.42%
         All contract charges                                --              466            $60,726        1.51%            --
  2004   Lowest contract charge 0.50% Class B (a)      $ 108.69               --                 --          --          10.33%
         Highest contract charge 1.45% Class B         $ 102.84               --                 --          --           9.27%
         All contract charges                                --              497            $63,509        1.28%            --
  2003   Lowest contract charge 0.50% Class B (a)      $  98.51               --                 --          --          26.18%
         Highest contract charge 1.45% Class B         $  94.11               --                 --          --          24.98%
         All contract charges                                --              530            $61,883        1.35%            --
  2002   Lowest contract charge 0.50% Class B (a)      $  78.07               --                 --          --         (18.47)%
         Highest contract charge 1.45% Class B         $  75.30               --                 --          --         (20.23)%
         All contract charges                                --              563            $52,829        1.30%            --
EQ/Legg Mason Value Equity
--------------------------
         Unit Value 0.50% to 1.45%
  2006   Lowest contract charge 0.50% Class B (n)      $ 113.34               --                 --          --           6.30%
         Highest contract charge 1.45% Class B (n)     $ 112.00               --                 --          --           5.29%
         All contract charges                                --              168            $18,866        0.05%            --
  2005   Lowest contract charge 0.50% Class B (n)      $ 106.62               --                 --          --           6.62%
         Highest contract charge 1.45% Class B (n)     $ 106.38               --                 --          --           6.38%
         All contract charges                                --               20            $ 2,150        0.14%            --
EQ/Long Term Bond
-----------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (n)      $ 101.88               --                 --          --           1.31%
         Highest contract charge 1.45% Class B (n)     $ 100.27               --                 --          --           0.35%
         All contract charges                                --              176            $17,749        4.74%            --
  2005   Lowest contract charge 0.50% Class B (n)      $ 100.56               --                 --          --           0.56%
         Highest contract charge 1.45% Class B (n)     $  99.92               --                 --          --          (0.08)%
         All contract charges                                --              105            $10,485        5.11%            --
EQ/Lord Abbett Growth and Income
--------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (n)      $ 124.31               --                 --          --          16.63%
         Highest contract charge 1.45% Class B (n)     $ 122.34               --                 --          --          15.51%
         All contract charges                                --               95            $11,695        1.50%            --
  2005   Lowest contract charge 0.50% Class B (n)      $ 106.59               --                 --          --           6.59%
         Highest contract charge 1.45% Class B (n)     $ 105.91               --                 --          --           5.91%
         All contract charges                                --               16            $ 1,731        1.68%            --
EQ/Lord Abbett Large Cap Core
-----------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (n)      $ 119.10               --                 --          --          12.13%
         Highest contract charge 1.45% Class B (n)     $ 117.21               --                 --          --          11.06%
         All contract charges                                --               35            $ 4,131        1.24%            --


                                     FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/Lord Abbett Large Cap Core (Continued)
-----------------------------------------
  2005   Lowest contract charge 0.50% Class B (n)      $ 106.21               --                 --          --            6.21%
         Highest contract charge 1.45% Class B (n)     $ 105.54               --                 --          --            8.09%
         All contract charges                                --               18           $  1,877        0.93%             --
EQ/Lord Abbett Mid Cap Value
----------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (n)      $ 125.42               --                 --          --           11.87%
         Highest contract charge 1.45% Class B (n)     $ 123.44               --                 --          --           10.80%
         All contract charges                                --              140           $ 17,357        1.16%             --
  2005   Lowest contract charge 0.50% Class B (n)      $ 112.11               --                 --          --           12.11%
         Highest contract charge 1.45% Class B (n)     $ 111.40               --                 --          --           11.40%
         All contract charges                                --               94           $ 10,450        1.72%             --
EQ/Marsico Focus
----------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 160.53               --                 --          --            8.78%
         Highest contract charge 1.45% Class B         $ 152.66               --                 --          --            7.74%
         All contract charges                                --            2,089           $321,846        0.74%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 147.58               --                 --          --           10.15%
         Highest contract charge 1.45% Class B         $ 141.69               --                 --          --            9.10%
         All contract charges                                --            1,655           $236,310          --              --
  2004   Lowest contract charge 0.50% Class B (a)      $ 133.98               --                 --          --            9.96%
         Highest contract charge 1.45% Class B         $ 129.87               --                 --          --            8.91%
         All contract charges                                --            1,280           $167,297          --              --
  2003   Lowest contract charge 0.50% Class B (a)      $ 121.84               --                 --          --           30.48%
         Highest contract charge 1.45% Class B         $ 119.25               --                 --          --           29.24%
         All contract charges                                --            1,027           $122,876          --              --
  2002   Lowest contract charge 0.50% Class B (a)      $  93.38               --                 --          --          (12.03)%
         Highest contract charge 1.45% Class B         $  92.27               --                 --          --          (12.84)%
         All contract charges                                --              423           $ 39,072        0.05%             --
EQ/Mercury Basic Value Equity
-----------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 157.18               --                 --          --           20.31%
         Highest contract charge 1.45% Class B         $ 183.78               --                 --          --           19.16%
         All contract charges                                --            1,738           $391,171        2.86%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 130.65               --                 --          --            2.44%
         Highest contract charge 1.45% Class B         $ 154.23               --                 --          --            1.46%
         All contract charges                                --            1,826           $344,112        1.37%             --
  2004   Lowest contract charge 0.50% Class B (a)      $ 127.54               --                 --          --           10.02%
         Highest contract charge 1.45% Class B         $ 152.01               --                 --          --            8.97%
         All contract charges                                --            1,866           $346,892        2.14%             --
  2003   Lowest contract charge 0.50% Class B (a)      $ 115.93               --                 --          --           30.53%
         Highest contract charge 1.45% Class B         $ 139.50               --                 --          --           29.30%
         All contract charges                                --            1,731           $297,750        0.55%             --
  2002   Lowest contract charge 0.50% Class B (a)      $  88.81               --                 --          --          (15.42)%
         Highest contract charge 1.45% Class B         $ 107.89               --                 --          --          (17.87)%
         All contract charges                                --            1,648           $219,767        1.14%             --
EQ/Mercury International Value (c)
----------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)      $ 132.94               --                 --          --           25.06%
         Highest contract charge 1.45% Class B (a)     $ 168.61               --                 --          --           23.87%
         All contract charges                                --            1,956           $305,076        3.67%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 106.30               --                 --          --           10.28%
         Highest contract charge 1.45% Class B (a)     $ 136.12               --                 --          --            9.23%
         All contract charges                                --            1,646           $206,833        1.84%             --

                                     FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/Mercury International Value (c) (Continued)
----------------------------------------------
  2004   Lowest contract charge 0.50% Class B (a)     $  96.39                --                 --           --         21.04%
         Highest contract charge 1.45% Class B (a)    $ 124.61                --                 --           --         19.88%
         All contract charges                               --             1,299           $149,224         1.64%           --
  2003   Lowest contract charge 0.50% Class B (a)     $  79.64                --                 --           --         27.40%
         Highest contract charge 1.45% Class B (a)    $ 103.95                --                 --           --         26.18%
         All contract charges                               --             1,180           $112,754         2.36%           --
  2002   Lowest contract charge 0.50% Class B (a)     $  62.51                --                 --           --        (15.83)%
         Highest contract charge 1.45% Class B (a)    $  82.38                --                 --           --        (17.85)%
         All contract charges                               --             1,142           $ 86,429         0.99%           --
EQ/MFS Emerging Growth Companies
--------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)     $  60.37                --                 --           --          7.24%
         Highest contract charge 1.45% Class B        $  96.13                --                 --           --          6.22%
         All contract charges                               --             2,215           $314,252           --            --
  2005   Lowest contract charge 0.50% Class B (a)     $  56.29                --                 --           --          8.48%
         Highest contract charge 1.45% Class B        $  90.50                --                 --           --          7.45%
         All contract charges                               --             2,567           $342,058           --            --
  2004   Lowest contract charge 0.50% Class B (a)     $  51.89                --                 --           --         12.06%
         Highest contract charge 1.45% Class B        $  84.23                --                 --           --         10.99%
         All contract charges                               --             2,943           $364,786           --            --
  2003   Lowest contract charge 0.50% Class B (a)     $  46.31                --                 --           --         28.66%
         Highest contract charge 1.45% Class B        $  75.89                --                 --           --         27.44%
         All contract charges                               --             3,251           $364,052           --            --
  2002   Lowest contract charge 0.50% Class B (a)     $  35.99                --                 --           --        (33.56)%
         Highest contract charge 1.45% Class B        $  59.55                --                 --           --        (35.28)%
         All contract charges                               --             3,497           $306,986           --            --
EQ/MFS Investors Trust
----------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)     $ 103.30                --                 --           --         12.38%
         Highest contract charge 1.45% Class B        $ 102.29                --                 --           --         11.31%
         All contract charges                               --               158           $ 16,368         0.83%           --
  2005   Lowest contract charge 0.50% Class B (a)     $  91.93                --                 --           --          6.65%
         Highest contract charge 1.45% Class B        $  91.89                --                 --           --          5.64%
         All contract charges                               --               181           $ 16,799         0.49%           --
  2004   Lowest contract charge 0.50% Class B (a)     $  86.19                --                 --           --         10.84%
         Highest contract charge 1.45% Class B        $  86.99                --                 --           --          9.78%
         All contract charges                               --               196           $ 17,208         0.55%           --
  2003   Lowest contract charge 0.50% Class B (a)     $  77.76                --                 --           --         21.44%
         Highest contract charge 1.45% Class B        $  79.23                --                 --           --         20.27%
         All contract charges                               --               217           $ 17,350         0.70%           --
  2002   Lowest contract charge 0.50% Class B (a)     $  64.03                --                 --           --        (20.43)%
         Highest contract charge 1.45% Class B        $  65.88                --                 --           --        (22.16)%
         All contract charges                               --               166           $ 10,978         0.60%           --
EQ/Money Market
---------------
         Unit Value 0.50% to 1.49%*
  2006   Lowest contract charge 0.50% Class A (q)     $ 100.76                --                 --           --          0.76%
         Highest contract charge 1.49% Class A        $  35.33                --                 --           --          3.35%
         All contract charges                               --             2,357           $111,741         4.59%           --
  2005   Lowest contract charge 0.74% Class A         $  43.38                --                 --           --          2.25%
         Highest contract charge 1.49% Class A        $  34.19                --                 --           --          1.48%
         All contract charges                               --             1,710           $ 61,840         2.80%           --
  2004   Lowest contract charge 0.74% Class A         $  42.43                --                 --           --          0.41%
         Highest contract charge 1.49% Class A        $  33.69                --                 --           --         (0.36)%
         All contract charges                               --             1,808           $ 79,290         0.97%           --

                                     FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.


                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/Money Market (Continued)
---------------------------
  2003   Lowest contract charge 0.74% Class A         $  42.25                --                 --          --          0.20%
         Highest contract charge 1.49% Class A        $  33.81                --                 --          --         (0.56)%
         All contract charges                               --             2,080           $105,282        0.71%           --
  2002   Lowest contract charge 0.74% Class A         $  42.17                --                 --          --          0.87%
         Highest contract charge 1.49% Class A        $  34.00                --                 --          --          0.11%
         All contract charges                               --             2,943           $151,511        1.34%           --
EQ/Money Market
---------------
         Unit Value 0.50% to 1.30%*
  2006   Lowest contract charge 0.50% Class B (a)     $ 112.08                --                 --          --          3.96%
         Highest contract charge 1.30% Class B (q)    $ 100.60                --                 --          --          0.60%
         All contract charges                               --               293           $ 33,856        4.59%           --
  2005   Lowest contract charge 0.50% Class B (a)     $ 107.81                --                 --          --          2.11%
         Highest contract charge 1.20% Class B        $ 113.12                --                 --          --          1.40%
         All contract charges                               --               229           $ 47,898        2.80%           --
  2004   Lowest contract charge 0.50% Class B (a)     $ 105.58                --                 --          --          0.27%
         Highest contract charge 1.20% Class B        $ 111.56                --                 --          --         (0.43)%
         All contract charges                               --               253           $ 36,399        0.97%           --
  2003   Lowest contract charge 0.50% Class B (a)     $ 105.29                --                 --          --          0.07%
         Highest contract charge 1.20% Class B        $ 112.05                --                 --          --         (0.64)%
         All contract charges                               --               316           $ 34,814        0.71%           --
  2002   Lowest contract charge 0.50% Class B (a)     $ 105.22                --                 --          --          0.70%
         Highest contract charge 1.20% Class B        $ 112.77                --                 --          --          0.02%
         All contract charges                               --               387           $ 42,749        1.34%           --
EQ/Montag & Caldwell Growth
---------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (l)     $ 118.12                --                 --          --          7.41%
         Highest contract charge 1.45% Class B (l)    $ 115.63                --                 --          --          6.39%
         All contract charges                               --                32           $  3,686        0.21%           --
  2005   Lowest contract charge 0.50% Class B (l)     $ 109.97                --                 --          --          4.88%
         Highest contract charge 1.45% Class B (l)    $ 108.69                --                 --          --          3.88%
         All contract charges                               --                26           $  2,846        0.44%           --
  2004   Lowest contract charge 0.50% Class B (l)     $ 104.85                --                 --          --          7.93%
         Highest contract charge 1.45% Class B (l)    $ 104.63                --                 --          --          7.74%
         All contract charges                               --                 2           $    224        0.27%           --
EQ/Mutual Shares
----------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (o)     $ 107.38                --                 --          --          7.38%
         Highest contract charge 1.45% Class B (o)    $ 107.07                --                 --          --          7.07%
         All contract charges                               --                44           $  4,705        0.43%           --
EQ/Oppenheimer Global
---------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (o)     $ 111.23                --                 --          --         11.23%
         Highest contract charge 1.45% Class B (o)    $ 110.91                --                 --          --         10.91%
         All contract charges                               --                21           $  2,340        0.05%           --
EQ/Oppenheimer Main Street Small Cap
------------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (o)     $ 111.28                --                 --          --         11.28%
         Highest contract charge 1.45% Class B (o)    $ 110.95                --                 --          --         10.95%
         All contract charges                               --                13           $  1,493        1.28%           --
EQ/PIMCO Real Return
--------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (m)     $  99.80                --                 --          --         (0.11)%
         Highest contract charge 1.45% Class B (m)    $  98.22                --                 --          --         (1.06)%
         All contract charges                               --               303           $ 29,905        4.95%           --

                                     FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.


                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/PIMCO Real Return (Continued)
--------------------------------
  2005
         Lowest contract charge 0.50% Class B (m)     $  99.91                --                 --            --           (0.09)%
         Highest contract charge 1.45% Class B (m)    $  99.28                --                 --            --           (0.72)%
         All contract charges                               --               149           $ 14,808          5.53%             --
EQ/Short Duration Bond
----------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (m)     $ 103.81                --                 --            --            3.44%
         Highest contract charge 1.45% Class B (m)    $ 102.17                --                 --            --            2.46%
         All contract charges                               --                72           $  7,341          4.64%             --
  2005   Lowest contract charge 0.50% Class B (m)     $ 100.36                                                               0.36%
         Highest contract charge 1.45% Class B (m)    $  99.72                                                              (0.28)%
         All contract charges                               --                22           $  2,204          2.87%             --
EQ/Small Cap Value
------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)     $ 208.48                --                 --            --           15.53%
         Highest contract charge 1.45% Class B (a)    $ 161.93                --                 --            --           14.43%
         All contract charges                               --             1,040           $213,071          5.68%             --
  2005   Lowest contract charge 0.50% Class B (a)     $ 180.45                --                 --            --            4.16%
         Highest contract charge 1.45% Class B (a)    $ 141.51                --                 --            --            3.17%
         All contract charges                               --               973           $173,753          4.61%             --
  2004   Lowest contract charge 0.50% Class B (a)     $ 173.24                --                 --            --           16.52%
         Highest contract charge 1.45% Class B (a)    $ 137.16                --                 --            --           15.41%
         All contract charges                               --               834           $144,080          6.46%             --
  2003   Lowest contract charge 0.50% Class B (a)     $ 148.68                --                 --            --           36.69%
         Highest contract charge 1.45% Class B (a)    $ 118.84                --                 --            --           35.39%
         All contract charges                               --               563           $ 84,203          1.12%             --
  2002   Lowest contract charge 0.50% Class B (a)     $ 108.77                --                 --            --          (13.98)%
         Highest contract charge 1.45% Class B (a)    $  87.78                --                 --            --          (15.10)%
         All contract charges                               --               304           $ 33,624          0.92%             --
EQ/Small Company Growth
-----------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (l)     $ 134.64                --                 --            --            9.66%
         Highest contract charge 1.45% Class B (l)    $ 131.81                --                 --            --            8.61%
         All contract charges                               --               297           $ 39,279          1.47%             --
  2005   Lowest contract charge 0.50% Class B (l)     $ 122.78                --                 --            --            6.95%
         Highest contract charge 1.45% Class B (l)    $ 121.35                --                 --            --            5.93%
         All contract charges                               --               121           $ 14,674          3.15%             --
  2004   Lowest contract charge 0.50% Class B (l)     $ 114.80                --                 --            --           14.09%
         Highest contract charge 1.45% Class B (l)    $ 114.56                --                 --            --           13.88%
         All contract charges                               --                 4           $    471            --              --
EQ/Small Company Index
----------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)     $ 169.88                --                 --            --           17.12%
         Highest contract charge 1.45% Class B (a)    $ 161.81                --                 --            --           16.01%
         All contract charges                               --               903           $147,411          1.37%             --
  2005   Lowest contract charge 0.50% Class B (a)     $ 145.04                --                 --            --            3.73%
         Highest contract charge 1.45% Class B (a)    $ 139.49                --                 --            --            2.75%
         All contract charges                               --               723           $101,473          1.21%             --
  2004   Lowest contract charge 0.50% Class B (a)     $ 139.82                --                 --            --           17.08%
         Highest contract charge 1.45% Class B (a)    $ 135.75                --                 --            --           15.97%
         All contract charges                               --               597           $ 81,729          2.73%             --
  2003   Lowest contract charge 0.50% Class B (a)     $ 119.41                --                 --            --           45.13%
         Highest contract charge 1.45% Class B (a)    $ 117.06                --                 --            --           43.76%
         All contract charges                               --               344           $ 40,364          0.42%             --

                                     FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/Small Company Index (Continued)
----------------------------------
  2002   Lowest contract charge 0.50% Class B (a)     $  82.28                --                 --          --         (20.43)%
         Highest contract charge 1.45% Class B (a)    $  81.43                --                 --          --         (21.16)%
         All contract charges                               --                99           $  8,126        1.01%            --
EQ/TCW Equity
-------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (l)     $ 110.11                --                 --          --          (4.49)%
         Highest contract charge 1.45% Class B (l)    $ 107.80                --                 --          --          (5.40)%
         All contract charges                               --                80           $  8,636          --             --
  2005   Lowest contract charge 0.50% Class B (l)     $ 115.29                --                 --          --           3.47%
         Highest contract charge 1.45% Class B (l)    $ 113.95                --                 --          --           2.48%
         All contract charges                               --                70           $  7,961          --             --
  2004   Lowest contract charge 0.50% Class B (l)     $ 111.43                --                 --          --          12.32%
         Highest contract charge 1.45% Class B (l)    $ 111.19                --                 --          --          12.12%
         All contract charges                               --                 9           $    969          --             --
EQ/Templeton Growth
-------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (o)     $ 107.86                --                 --          --           7.86%
         Highest contract charge 1.45% Class B (o)    $ 107.54                --                 --          --           7.54%
         All contract charges                               --                45           $  4,856        0.45%            --
EQ/UBS Growth and Income
------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (l)     $ 134.82                --                 --          --          13.58%
         Highest contract charge 1.45% Class B (l)    $ 131.98                --                 --          --          12.50%
         All contract charges                               --               148           $ 19,665        0.98%            --
  2005   Lowest contract charge 0.50% Class B (l)     $ 118.70                --                 --          --           8.46%
         Highest contract charge 1.45% Class B (l)    $ 117.32                --                 --          --           7.43%
         All contract charges                               --                67           $  7,918        1.35%            --
  2004   Lowest contract charge 0.50% Class B (l)     $ 109.44                --                 --          --          11.67%
         Highest contract charge 1.45% Class B (l)    $ 109.21                --                 --          --          11.48%
         All contract charges                               --                 1           $    220        2.62%            -
EQ/Van Kampen Comstock
----------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (m)     $ 120.95                --                 --          --          15.33%
         Highest contract charge 1.45% Class B (m)    $ 119.04                --                 --          --          14.23%
         All contract charges                               --               152           $ 18,187        3.08%            --
  2005   Lowest contract charge 0.50% Class B (m)     $ 104.88                --                 --          --           4.88%
         Highest contract charge 1.45% Class B (m)    $ 104.21                --                 --          --           4.21%
         All contract charges                               --                64           $  6,674        2.03%            --
EQ/Van Kampen Emerging Markets Equity
-------------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (a)     $ 242.92                --                 --          --          36.37%
         Highest contract charge 1.45% Class B        $ 266.22                --                 --          --          35.07%
         All contract charges                               --             2,029           $410,513        0.43%            --
  2005   Lowest contract charge 0.50% Class B (a)     $ 178.13                --                 --          --          32.12%
         Highest contract charge 1.45% Class B        $ 197.09                --                 --          --          30.86%
         All contract charges                               --             1,693           $250,448        0.59%            --
  2004   Lowest contract charge 0.50% Class B (a)     $ 134.82                --                 --          --          23.06%
         Highest contract charge 1.45% Class B        $ 150.61                --                 --          --          21.88%
         All contract charges                               --             1,293           $146,341        0.68%            --
  2003   Lowest contract charge 0.50% Class B (a)     $ 109.56                --                 --          --          55.14%
         Highest contract charge 1.45% Class B        $ 123.57                --                 --          --          53.67%
         All contract charges                               --             1,107           $101,661        0.84%            --

                                     FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Continued)

December 31, 2006


7.   Accumulation Unit Values (Continued)

     Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Units            Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
EQ/Van Kampen Emerging Markets Equity (Continued)
-------------------------------------------------
  2002   Lowest contract charge 0.50% Class B (a)     $  70.62               --                 --            --         (8.45)%
         Highest contract charge 1.45% Class B        $  80.41               --                 --            --         (7.27)%
         All contract charges                               --            1,023           $ 60,620            --            --
EQ/Van Kampen Mid Cap Growth
----------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (m)     $ 135.28               --                 --            --          8.71%
         Highest contract charge 1.45% Class B (m)    $ 133.14               --                 --            --          7.68%
         All contract charges                               --              116           $ 15,516          0.47%           --
  2005   Lowest contract charge 0.50% Class B (m)     $ 124.44               --                 --            --         24.44%
         Highest contract charge 1.45% Class B (m)    $ 123.65               --                 --            --         23.65%
         All contract charges                               --               39           $  4,864            --            --
EQ/Wells Fargo Montgomery Small Cap
-----------------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (m)     $ 144.89               --                 --            --         21.03%
         Highest contract charge 1.45% Class B (m)    $ 142.60               --                 --            --         19.88%
         All contract charges                               --              102           $ 14,627          4.35%           --
  2005   Lowest contract charge 0.50% Class B (m)     $ 119.72               --                 --            --         19.72%
         Highest contract charge 1.45% Class B (m)    $ 118.96               --                 --            --         18.96%
         All contract charges                               --                5           $    547         11.61%           --
Target 2015 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (o)     $ 108.60               --                 --            --          8.60%
         Highest contract charge 1.45% Class B (o)    $ 108.28               --                 --            --          8.28%
         All contract charges                               --               11           $  1,222         10.42%           --
Target 2025 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (o)     $ 109.56               --                 --            --          9.56%
         Highest contract charge 1.45% Class B (o)    $ 109.23               --                 --            --          9.23%
         All contract charges                               --                9           $  1,035          8.37%           --
Target 2035 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (o)     $ 110.45               --                 --            --         10.45%
         Highest contract charge 1.45% Class B (o)    $ 110.12               --                 --            --         10.12%
         All contract charges                               --                5           $    531          6.64%           --
Target 2045 Allocation
----------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (o)     $ 111.24               --                 --            --         11.24%
         Highest contract charge 1.45% Class B (o)    $ 110.91               --                 --            --         10.91%
         All contract charges                               --                3           $    380          7.39%           --
U.S. Real Estate -- Class II
----------------------------
         Unit Value 0.50% to 1.45%*
  2006   Lowest contract charge 0.50% Class B (i)     $ 230.61               --                 --            --         36.98%
         Highest contract charge 1.45% Class B (i)    $ 223.55               --                 --            --         35.68%
         All contract charges                               --              784           $176,232          1.25%           --
  2005   Lowest contract charge 0.50% Class B (i)     $ 168.35               --                 --            --         16.46%
         Highest contract charge 1.45% Class B (i)    $ 164.77               --                 --            --         15.06%
         All contract charges                               --              567           $ 93,699          1.40%           --
  2004   Lowest contract charge 0.50% Class B (i)     $ 144.56               --                 --            --         35.12%
         Highest contract charge 1.45% Class B (i)    $ 143.20               --                 --            --         34.10%
         All contract charges                               --              356           $ 51,219          0.83%
  2003   Lowest contract charge 0.50% Class B (i)     $ 107.04               --                 --            --          7.04%
         Highest contract charge 1.45% Class B (i)    $ 106.78               --                 --            --          6.78%
         All contract charges                               --               23           $  2,405            --            --

                                     FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

Notes to Financial Statements (Concluded)

December 31, 2006


7.   Accumulation Unit Values (Concluded)

----------
(a) Units were made available for sale on January 14, 2002.
(b) A substitution of EQ/AXP New Dimensions Portfolio for EQ/Capital Guardian U.S. Equity occurred on July 12, 2002.
(c) A substitution of EQ/AXP Strategy Aggressive Portfolio for EQ/Alliance
     Small Cap Growth occurred on July 12, 2002.
(d) A substitution of EQ/T. Rowe Price International Portfolio for EQ/Mercury International Value Portfolio occurred on April 26, 2002.
(e) A substitution of EQ/MFS Research Portfolio for the EQ/Capital Guardian Research Portfolio occurred on November 22, 2002.
(f) A substitution of EQ/Alliance Global Portfolio for the EQ/Alliance International Portfolio occurred on November 22, 2002.
(g) A substitution of EQ/Alliance Growth Investors Portfolio for the AXA Moderate Allocation Portfolio occurred on November 22, 2002.
(h) A substitution of EQ/International Equity Index for EQ/Alliance International occurred on May 2, 2003.
(i) Units were made available on October 20, 2003.
(j) Units were made available on June 20, 2003.
(k) A substitution of EQ/Technology for AXA Premier VIP Technology occurred on May 14, 2004 (See Note 5).
(l) Units were made available for sale on October 25, 2004.
(m) Units were made available on May 9, 2005. (n) Units were made available on October 17, 2005.
(o) Units were made available for sale on September 18, 2006.
(p) A substitution of Laudus Rosenberg VIT Long/Short Equity for
     EQ/AXA Rosenberg Long /Short Equity occurred on
     November 17, 2006 (See Note 5).
(q) Units were made available on November 6, 2006.
* Expenses as percentage of average net assets (0.50%, 0.70%, 0.74%, 0.90%, 0.95%, 1.20%, 1.30%, 1.34%, 1.35%, 1.40% and 1.45% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as contractowners may not have selected all available and applicable contract options.
** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests. The investment income ratios previously disclosed for 2005, 2004 and 2003 incorrectly included capital gains distributions as a component of net investment income. The ratios disclosed above have been revised to exclude such distributions.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                                     FSA-95

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits and the reports of other auditors, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of AllianceBernstein L.P. and AllianceBernstein Holding L.P., subsidiaries of AXA Equitable, as of and for the year ended December 31, 2005, whose statements reflect total assets of seven percent of the related consolidated total as of December 31, 2005, and total revenues of thirty-six percent of the related consolidated total for the year ended December 31, 2005. Those statements were audited by other auditors whose reports thereon have been furnished to us, and our opinion expressed herein, insofar as it relates to the amounts included for AllianceBernstein L.P. and AllianceBernstein Holding L.P., is based solely on the reports of the other auditors. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, the Company changed its method of accounting for share-based compensation on January 1, 2006, for defined benefit pension and other postretirement plans on December 31, 2006 and for certain nontraditional long-duration contracts and Separate Accounts on January 1, 2004.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 15, 2007

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The General Partner and Unitholders
AllianceBernstein L.P.

We have audited the accompanying consolidated statement of financial condition of AllianceBernstein L.P. and subsidiaries ("AllianceBernstein"), formerly Alliance Capital Management L.P., as of December 31, 2005, and the related consolidated statements of income, changes in partners' capital and comprehensive income and cash flows for each of the years in the two-year period ended December 31, 2005. These consolidated financial statements are the responsibility of the management of the General Partner. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of AllianceBernstein as of December 31, 2005, and the results of their operations and their cash flows for each of the years in the two-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
New York, New York
February 24, 2006

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The General Partner and Unitholders
AllianceBernstein Holding L.P.

We have audited the accompanying statement of financial condition of AllianceBernstein Holding L.P. ("AllianceBernstein Holding"), formerly Alliance Capital Management Holding L.P., as of December 31, 2005, and the related statements of income, changes in partners' capital and comprehensive income and cash flows for each of the years in the two-year period ended December 31, 2005. These financial statements are the responsibility of the management of the General Partner. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AllianceBernstein Holding as of December 31, 2005, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
New York, New York
February 24, 2006

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                                                                                    2006                 2005
                                                                              ---------------       --------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at estimated fair value..............  $    29,031.1         $   30,034.8
  Mortgage loans on real estate.............................................        3,240.7              3,233.9
  Equity real estate, held for the production of income.....................          569.6                616.2
  Policy loans..............................................................        3,898.1              3,824.2
  Other equity investments..................................................        1,562.1              1,208.5
  Trading securities........................................................          465.1                314.3
  Other invested assets.....................................................          891.6                890.2
                                                                              ---------------       --------------
    Total investments.......................................................       39,658.3             40,122.1
Cash and cash equivalents...................................................        1,268.0              1,112.1
Cash and securities segregated, at estimated fair value.....................        1,864.0              1,720.8
Broker-dealer related receivables...........................................        3,481.0              2,929.1
Deferred policy acquisition costs...........................................        8,316.5              7,557.3
Goodwill and other intangible assets, net...................................        3,738.6              3,758.8
Amounts due from reinsurers.................................................        2,689.3              2,604.4
Loans to affiliates.........................................................          400.0                400.0
Other assets................................................................        3,068.8              3,787.6
Separate Accounts' assets...................................................       84,801.6             69,997.0
                                                                              ---------------       --------------

TOTAL ASSETS................................................................  $   149,286.1         $  133,989.2
                                                                              ===============       ==============
LIABILITIES
Policyholders' account balances.............................................  $    26,439.0         $   27,194.0
Future policy benefits and other policyholders liabilities..................       14,085.4             13,997.8
Broker-dealer related payables..............................................          950.3              1,226.9
Customers related payables..................................................        3,980.7              2,924.3
Amounts due to reinsurers...................................................        1,070.8              1,028.3
Short-term and long-term debt...............................................          783.0                855.4
Loans from affiliates.......................................................          325.0                325.0
Income taxes payable........................................................        2,974.2              2,895.6
Other liabilities...........................................................        1,815.8              1,735.0
Separate Accounts' liabilities..............................................       84,801.6             69,997.0
Minority interest in equity of consolidated subsidiaries....................        2,289.9              2,096.4
Minority interest subject to redemption rights..............................          288.0                271.6
                                                                              ---------------       --------------
    Total liabilities.......................................................      139,803.7            124,547.3
                                                                              ---------------       --------------

Commitments and contingent liabilities (Notes 2, 5, 9, 18 and 19)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
   issued and outstanding...................................................            2.5                  2.5
Capital in excess of par value..............................................        5,139.6              4,976.3
Retained earnings...........................................................        4,507.6              4,030.8
Accumulated other comprehensive (loss) income...............................         (167.3)               432.3
                                                                              ---------------       --------------
    Total shareholder's equity..............................................        9,482.4              9,441.9
                                                                              ---------------       --------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................  $   149,286.1         $  133,989.2
                                                                              ===============       ==============


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                     2006             2005             2004
                                                                ---------------  ---------------  ---------------
                                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................  $    2,252.7     $     1,889.3    $     1,595.4
Premiums......................................................         817.8             881.7            879.6
Net investment income.........................................       2,397.0           2,491.8          2,500.8
Investment gains, net.........................................          46.9              55.4             65.0
Commissions, fees and other income............................       4,373.0           3,626.2          3,384.1
                                                                ---------------  ---------------  ---------------
      Total revenues..........................................       9,887.4           8,944.4          8,424.9
                                                                ---------------  ---------------  ---------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................       1,960.5           1,859.8          1,867.1
Interest credited to policyholders' account balances..........       1,082.5           1,065.5          1,038.1
Compensation and benefits.....................................       2,090.4           1,802.9          1,604.9
Commissions...................................................       1,394.4           1,128.7          1,017.3
Distribution plan payments....................................         292.9             292.0            374.2
Amortization of deferred sales commissions....................         100.4             132.0            177.4
Interest expense..............................................          70.4              76.3             76.8
Amortization of deferred policy acquisition costs.............         689.3             601.3            472.9
Capitalization of deferred policy acquisition costs...........      (1,363.4)         (1,199.4)        (1,015.9)
Rent expense..................................................         204.1             165.2            185.0
Amortization of other intangible assets.......................          23.6              23.5             22.9
Other operating costs and expenses............................       1,262.6             952.4            928.4
                                                                ---------------  ---------------  ---------------
      Total benefits and other deductions.....................       7,807.7           6,900.2          6,749.1
                                                                ---------------  ---------------  ---------------

Earnings from continuing operations before
  income taxes and minority interest..........................       2,079.7           2,044.2          1,675.8
Income taxes..................................................        (427.3)           (519.2)          (396.9)
Minority interest in net income of consolidated subsidiaries..        (599.9)           (466.9)          (384.0)
                                                                ---------------  ---------------  ---------------

Earnings from continuing operations...........................       1,052.5           1,058.1            894.9
Earnings from discontinued operations, net of income taxes....          26.2              15.7              6.8
(Losses) gains on disposal of discontinued operations,
   net of income taxes........................................          (1.9)              -               31.1
Cumulative effect of accounting changes, net of
   income taxes...............................................           -                 -               (2.9)
                                                                ---------------  ---------------  ---------------
Net Earnings..................................................  $    1,076.8     $     1,073.8    $       929.9
                                                                ===============  ===============  ===============


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
    CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                         2006             2005             2004
                                                                    ---------------   --------------   --------------
                                                                                       (IN MILLIONS)
SHAREHOLDER'S EQUITY

Common stock, at par value, beginning and end of year.............  $         2.5     $        2.5     $        2.5
                                                                    ---------------   --------------   --------------

Capital in excess of par value, beginning of year.................        4,976.3          4,890.9          4,848.2
Changes in capital in excess of par value.........................          163.3             85.4             42.7
                                                                    ---------------   --------------   --------------
Capital in excess of par value, end of year.......................        5,139.6          4,976.3          4,890.9
                                                                    ---------------   --------------   --------------

Retained earnings, beginning of year..............................        4,030.8          3,457.0          3,027.1
Net earnings......................................................        1,076.8          1,073.8            929.9
Dividends on common stock.........................................         (600.0)          (500.0)          (500.0)
                                                                    ---------------   --------------   --------------
Retained earnings, end of year....................................        4,507.6          4,030.8          3,457.0
                                                                    ---------------   --------------   --------------

Accumulated other comprehensive income, beginning of year.........          432.3            874.1            892.8
Other comprehensive loss .........................................         (150.1)          (441.8)           (18.7)
Adjustment to initially apply SFAS No.158, net of income taxes ...         (449.5)             -                -
                                                                    ---------------   --------------   --------------
Accumulated other comprehensive (loss) income, end of year........         (167.3)           432.3            874.1
                                                                    ---------------   --------------   --------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR...........................  $     9,482.4     $    9,441.9     $    9,224.5
                                                                    ===============   ==============   ==============

COMPREHENSIVE INCOME
Net earnings......................................................  $     1,076.8     $    1,073.8     $      929.9
                                                                    ---------------   --------------   --------------
Change in unrealized losses, net of reclassification
   adjustments....................................................         (150.1)          (441.8)           (31.1)
Cumulative effect of accounting changes...........................            -                -               12.4
                                                                    ---------------   --------------   --------------
Other comprehensive loss..........................................         (150.1)          (441.8)           (18.7)
                                                                    ---------------   --------------   --------------
COMPREHENSIVE INCOME..............................................  $       926.7     $      632.0     $      911.2
                                                                    ===============   ==============   ==============


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                      2006              2005             2004
                                                                 ---------------   ---------------  ---------------
                                                                                   (IN MILLIONS)

Net earnings..................................................   $     1,076.8     $    1,073.8     $       929.9
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances........         1,082.5          1,065.5           1,038.1
  Universal life and investment-type product
    policy fee income.........................................        (2,252.7)        (1,889.3)         (1,595.4)
  Net change in broker-dealer and customer related
    receivables/payables......................................           117.2           (347.4)            379.6
  Investment gains, net.......................................           (46.9)           (55.4)            (65.0)
  Change in deferred policy acquisition costs.................          (674.1)          (598.1)           (543.0)
  Change in future policy benefits............................            52.7             64.4             129.3
  Change in income tax payable................................           425.9            340.5             349.6
  Change in accounts payable and accrued expenses.............            85.5             23.7             (27.4)
  Change in segregated cash and securities, net...............          (143.2)          (231.8)           (203.2)
  Minority interest in net income of consolidated subsidiaries           599.9            466.9             384.1
  Change in fair value of guaranteed minimum income
    benefit reinsurance contracts.............................            14.8            (42.6)            (61.0)
  Amortization of deferred sales commissions..................           100.4            132.0             177.4
  Other depreciation and amortization.........................           144.9            149.6             210.3
  Amortization of other intangible assets, net................            23.6             23.6              22.9
  Losses (gains) on disposal of discontinued operations ......             1.9              -               (31.1)
  Other, net..................................................           363.5           (134.6)             14.3
                                                                 ---------------   ---------------  ---------------

Net cash provided by (used in) operating activities...........           972.7             40.8           1,109.4
                                                                 ---------------   ---------------  ---------------

Cash flows from investing activities:
  Maturities and repayments...................................         2,962.2          2,926.2           3,341.9
  Sales of investments........................................         1,536.9          2,432.9           2,983.6
  Purchases of investments....................................        (4,262.3)        (5,869.1)         (7,052.5)
  Change in short-term investments............................            65.6             13.8             (18.4)
  Purchase of minority interest in consolidated subsidiary ...             -                -              (410.7)
  Increased in capitalized software, leasehold improvements
     and EDP equipment .......................................          (146.1)          (101.2)            (69.3)
  Other, net..................................................          (390.4)          (116.3)            173.2
                                                                 ---------------   ---------------  ---------------

Net cash used in investing activities.........................          (234.1)          (713.7)         (1,052.2)
                                                                 ---------------   ---------------  ---------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                      2006               2005               2004
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $    3,865.2       $     3,816.8      $     4,029.4
    Withdrawals from and transfers to Separate Accounts.......       (3,569.1)           (2,779.1)          (2,716.0)
  Net change in short-term financings.........................          327.7                 -                  -
  Repayments of long-term debt ...............................         (400.0)             (400.0)               -
  Proceeds in loans from affiliates...........................            -                 325.0                -
  Shareholder dividends paid..................................         (600.0)             (500.0)            (500.0)
  Other, net..................................................         (206.5)             (417.3)            (130.1)
                                                                -----------------  -----------------  -----------------

Net cash (used in) provided by financing activities...........         (582.7)               45.4              683.3
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................          155.9              (627.5)             740.5
Cash and cash equivalents, beginning of year..................        1,112.1             1,739.6              999.1
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,268.0       $     1,112.1      $     1,739.6
                                                                =================  =================  =================

Supplemental cash flow information:

  Interest Paid...............................................   $       59.9       $        74.5      $        86.2
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (40.8)      $       146.5      $       154.4
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and its wholly owned life insurance subsidiary, AXA Life and Annuity Company ("AXA Life"), formerly The Equitable of Colorado.

        Investment Management
        ---------------------

        The Investment Management segment (formerly the Investment Services segment) is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership, and its subsidiaries ("AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investments, including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, by means of separately managed accounts, sub-advisory relationships, structured products, group trusts, mutual funds and other investment vehicles, (b) retail, servicing individual investors, primarily by means of retail mutual funds, sub-advisory relationships in respect of mutual funds sponsored by third parties, separately managed account programs that are sponsored by various financial intermediaries worldwide, and other investment vehicles, (c) private clients, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities, by means of separately managed accounts, hedge funds, mutual funds, and other investment vehicles, and
        (d) institutional research by means of in-depth independent, fundamental research, portfolio strategy, trading and brokerage-related services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formally known as Sanford C. Bernstein, Inc. ("Bernstein"), Sanford C. Bernstein & Co. LLC ("SCB LLC"), Sanford C. Bernstein Limited ("SCBL") and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc (the "Bernstein Acquisition"). AXA Financial agreed to provide liquidity to these former Bernstein shareholders after a two-year lockout period that ended October 2002. Since 2002, the Company acquired 18.9 million units in AllianceBernstein L.P. ("AllianceBernstein Units") at the aggregate market price of $660.4 million from SCB Inc and SCB Partners under a preexisting agreement and recorded additional goodwill of $217.9 million and other intangible assets of $26.9 million. Minority interest subject to redemption rights represents the remaining 16.3 million of private AllianceBernstein Units issued to former Bernstein shareholders in connection with AllianceBernstein's acquisition of Bernstein. At December 31, 2006 and 2005, the Company's consolidated economic interest in AllianceBernstein was 45.6% and 46.3%, respectively. At December 31, 2006 and 2005,
        AXA Financial Group's consolidated economic interest in AllianceBernstein was approximately 60.3% and 61.1%, respectively. On

        February 23, 2007, AXA Financial purchased another tranche of 8.16 million AllianceBernstein Units pursuant to an exercise of the AllianceBernstein put at a purchase price of approximately $745.7 million. After the purchase, together with its ownership with other AXA Financial Group companies, the beneficial ownership in AllianceBernstein L.P. increased by approximately 3% to 63.3%. The remaining 8.16 million AllianceBernstein Units may be sold to AXA Financial at the prevailing market price no sooner than nine months after the February 23, 2007 purchase or over the following period ending October 2, 2009.

2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with generally accepted accounting principles in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2006," "2005" and "2004" refer to the years ended December 31, 2006, 2005 and 2004, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation. The consolidated statements of cash flows for 2005 and 2004 have been revised to reflect cash outflows related to capitalized software, leasehold improvements and EDP equipment as cash used in investing activities rather than cash used by operating activities to be consistent with the 2006 presentation.

        Accounting Changes
        ------------------

        On December 31, 2006, the Company implemented SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," requiring employers to recognize the over or under funded status of such benefit plans as an asset or liability in the balance sheet for reporting periods ending after December 15, 2006 and to recognize subsequent changes in that funded status as a component of other comprehensive income. The funded status of a plan is measured as the difference between plan assets at fair value and the projected benefit obligation for pension plans or the benefit obligation for any other postretirement plan. SFAS No. 158 does not change the determination of net periodic benefit cost or its presentation in the statement of earnings. However, its requirements represent a significant change to previous accounting guidance that generally delayed recognition of certain changes in plan assets and benefit obligations in the balance sheet and only required disclosure of the complete funded status of the plans in the notes to the financial statements.

        As required by SFAS No. 158, the $449.5 million, net of income tax and minority interest, impact of initial adoption has been reported as an adjustment to the December 31, 2006 balance of accumulated other comprehensive income in the accompanying consolidated financial statements. The consequent recognition of the funded status of its defined benefit pension at December 31, 2006 reduced total assets by approximately $684.2 million, due to the reduction of prepaid pension cost of $684.2 million and decreased total liabilities by approximately $234.7 million. The change in liabilities principally resulted from the decrease in income taxes payable of $242.7 million partially offset by an increase in benefit plan liabilities of $12.0 million. See Note 12 of Notes to Consolidated Financial Statements for further information.

        SFAS No. 158 imposes an additional requirement, effective for fiscal years ending after December 15, 2008, to measure plan assets and benefit obligations as of the date of the employer's year-end balance sheet, thereby eliminating the option to elect an earlier measurement date alternative of not more than three months prior to that date, if used consistently each year. This provision of SFAS No. 158 will have no impact on the Company as it already uses a December 31 measurement date for all of its plan assets and benefits obligations.

        On January 1, 2006, the Company adopted SFAS No. 123(R), "Share-Based Payment". To effect its adoption, the Company elected the "modified prospective method" of transition. Under this method, prior-period results were not restated. Prior to the adoption of SFAS No. 123(R), The Company had elected to continue to account for stock-based compensation in accordance with Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and, as a result, the recognition of stock-based compensation expense generally was limited to amounts attributed to awards of restricted shares and various cash-settled programs such as stock appreciation rights. SFAS No. 123(R) requires the cost of all share-based payments to employees to be recognized in the financial statements based on their fair values, resulting in compensation expense for certain types of the Company's equity-classified award programs for which no cost previously would have been charged to net earnings under APB No. 25, most notably for employee options to purchase AXA American Depository Receipts ("ADRs") and AXA ordinary shares and for employee stock purchase plans. As a result of adopting SFAS No. 123(R) on January 1, 2006, consolidated earnings from continuing operations before income taxes and minority interest for 2006 and consolidated net earnings for 2006 were $46.9 million and $29.9 million lower, respectively, than if these plans had continued to be accounted for under APB No. 25.

        Under the modified prospective method, the Company applied the measurement, recognition, and attribution requirements of SFAS No. 123(R) to stock-based compensation awards granted, modified, repurchased or cancelled on or after January 1, 2006. In addition, beginning in first quarter 2006, costs associated with unvested portions of outstanding employee stock option awards at January 1, 2006 that prior to adoption of SFAS No. 123(R) would have been reflected by the Company only in pro forma disclosures, were recognized in the consolidated statement of earnings over the awards' remaining future service-vesting periods. Liability-classified awards outstanding at January 1, 2006, such as performance units and stock appreciation rights, were remeasured to fair value. The remeasurement resulted in no adjustment to their intrinsic value basis, including the cumulative effect of differences between actual and expected forfeitures, primarily due to the de minimis time remaining to expected settlement of these awards.

        Effective with its adoption of SFAS No. 123(R), the Company elected the "short-cut" transition alternative for approximating the historical pool of windfall tax benefits available in shareholder's equity at January 1, 2006 as provided by the Financial Accounting Standards Board (the "FASB") in FASB Staff Position ("FSP") No. 123(R)-3, "Transition Election Related to Accounting For the Tax Effects of Share-Based Payment Awards". This historical pool represents the cumulative tax benefits of tax deductions for employee share-based payments in excess of compensation costs recognized under GAAP, either in the financial statements or in the pro forma disclosures. In the event that a shortfall of tax benefits occurs during a reporting period (i.e. tax deductions are less than the related cumulative compensation expense), the historical pool will be reduced by the amount of the shortfall. If the shortfall exceeds the amount of the historical pool, there will be a negative impact on the results of operations. In 2006, additional windfall tax benefits resulted from employee exercises of stock option awards.

        On January 1, 2006, the Company adopted the provisions of SFAS No. 154, "Accounting Changes and Error Corrections," a replacement of APB No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement that does not include transition provisions. To enhance comparability, this statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The cumulative effect of the change is reported in the carrying value of assets and liabilities as of the first period presented, with the offset applied to opening retained earnings. Each period presented is adjusted to show the period specific effects of the change. Only direct effects of the change will be retrospectively recognized; indirect effects will be recognized in the period of change. SFAS No. 154 carries forward without change APB No. 20's guidance for reporting the correction of an error and a change in accounting estimate as well as SFAS No. 3's provisions governing reporting accounting changes in interim financial statements. The adoption of SFAS No. 154 did not have an impact on the Company's results of operations or financial position.

        In third quarter 2004, the Company began to implement FSP No. 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003", that provides guidance on employers' accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("MMA") signed into law in December 2003. The MMA introduced a prescription drug benefit under Medicare Part D that would go into effect in 2006 as well as a Federal subsidy to employers whose plans provide an "actuarially equivalent" prescription drug benefit. FSP No. 106-2 required the effects of the MMA to be reflected in measurements of the accumulated postretirement benefits obligation and net periodic postretirement benefit cost made on or after the date of enactment. As permitted by FSP No. 106-2, the Company initially elected to defer these remeasurements and to provide required disclosures pending regulations regarding the determination of eligibility for the Federal subsidy under the MMA. Following consideration of regulations and guidance issued by the Center for Medicare and Medicaid Services in fourth quarter 2005, management and its actuarial advisors concluded that the prescription drug benefits provided under the Company's retiree medical plans are actuarially equivalent to the new Medicare prescription drug benefits. Consequently, the estimated subsidy has been reflected in measurements of the accumulated postretirement benefits obligations for these plans as of January 1, 2005, and the resulting aggregate reduction of $51.9 million was accounted for prospectively as an actuarial experience gain in accordance with FSP No. 106-2. The impact of the MMA, including the effect of the subsidy, resulted in a decrease in the annual net periodic postretirement benefits costs for 2005 of approximately $7.4 million.

        At March 31, 2004, the Company completed its transition to the consolidation and disclosure requirements of FASB Interpretation ("FIN") 46(R), "Consolidation of Variable Interest Entities, Revised".

        At December 31, 2006 and 2005, the Insurance Group's General Account held $5.8 million of investment assets issued by VIEs and determined to be significant variable interests under FIN 46(R). At December 31, 2006 and 2005, as reported in the consolidated balance sheet, these investments included $4.7 million of fixed maturities (collateralized debt and loan obligations) and $1.1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2006 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein has reviewed its investment management agreements and its investments in and other financial arrangements with certain entities that hold client assets under management to determine the entities that AllianceBernstein is required to consolidate under FIN 46(R). These include certain mutual fund products domiciled in Luxembourg, India, Japan, Singapore and Australia (collectively, the "Offshore Funds"), hedge funds, structured products, group trusts and joint ventures.

        AllianceBernstein derived no direct benefit from client assets under management of these entities other than investment management fees and cannot utilize those assets in its operations.

        AllianceBernstein has significant variable interests in certain other VIEs with approximately $226.4 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments in and prospective investment management fees earned in these entities.

        Effective January 1, 2004, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." SOP 03-1 required a change in the Company's accounting policies relating to
        (a) general account interests in separate accounts, (b) assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts, (c) liabilities related to group pension participating contracts, and (d) liabilities related to certain mortality and annuitization benefits, such as the no lapse guarantee feature contained in variable and interest-sensitive life policies.

        The adoption of SOP 03-1 required changes in several of the Company's accounting policies relating to separate account assets and liabilities. The Company now reports the General Account's interests in separate accounts as trading account securities in the consolidated balance sheet; prior to the adoption of SOP 03-1, such interests were included in Separate Accounts' assets. Also, the assets and liabilities of two Separate Accounts are now presented and accounted for as General Account assets and liabilities.

        Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements. These two Separate Accounts hold assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts. In addition, liabilities associated with the market value adjustment feature are now reported at the accrued account balance. Prior to the adoption of SOP 03-1, such liabilities had been reported at market adjusted value.

        Prior to the adoption of SOP 03-1, the liabilities for group pension participating contracts were adjusted only for changes in the fair value of certain related investment assets that were reported at fair value in the balance sheet (including fixed maturities and equity securities classified as available for sale, but not equity real estate or mortgage loans) with changes in the liabilities recorded directly in Accumulated other comprehensive income to offset the unrealized gains and losses on the related assets. SOP 03-1 required an adjustment to the liabilities for group pension participating contracts to reflect the fair value of all the assets on which those contracts' returns are based, regardless of whether those assets are reported at fair value in the balance sheet. Changes in the liability related to fluctuations in asset fair values are now reported as Interest credited to policyholders' account balances in the consolidated statements of earnings.

        In addition, the adoption of SOP 03-1 resulted in a change in the method of determining liabilities associated with the no lapse guarantee feature contained in variable and interest-sensitive life contracts. While both the Company's previous method of establishing the no lapse guarantee reserve and the SOP 03-1 method are based on accumulation of a portion of the charges for the no lapse guarantee feature, SOP 03-1 specifies a different approach for identifying the portion of the fee to be accrued and establishing the related reserve.

        The adoption of SOP 03-1 as of January 1, 2004 resulted in a decrease in 2004 net earnings of $2.9 million and an increase in other comprehensive income of $12.4 million related to the cumulative effect of the required changes in accounting. The determination of liabilities associated with group pension participating contracts and mortality and annuitization benefits, as well as related impacts on deferred acquisition costs, is based on models that involve numerous estimates and subjective judgments. There can be no assurance that the ultimate actual experience will not differ from management's estimates.

        New Accounting Pronouncements
        -----------------------------

        On September 15, 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair value measurements that are already required or permitted by other accounting standards, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, with earlier application encouraged. Management is currently assessing the potential impacts of adoption of SFAS No. 157.

        On July 13, 2006, the FASB issued FIN 48, "Accounting for Uncertainty in Income Taxes," to clarify the criteria used to recognize and measure the economic benefits associated with tax positions taken or expected to be taken in a tax return. Under FIN 48, a tax benefit is recognized only if it is "more likely than not" to be sustained assuming examination by the taxing authority, based on the technical merits of the position. Tax positions meeting the recognition criteria are required to be measured at the largest amount of tax benefit that is more than 50 percent likely of being realized upon ultimate settlement and, accordingly, requires consideration of the amounts and probabilities of potential settlement outcomes. FIN 48 also addresses subsequent derecognition of tax positions, changes in the measurement of recognized tax positions, accrual and classification of interest and penalties, and accounting in interim periods. FIN 48 is effective for fiscal years beginning after December 15, 2006, thereby requiring application of its provisions, including the threshold criteria for recognition, to all tax positions of AXA Financial Group at January 1, 2007. The cumulative effect of applying FIN 48, if any, is to be reported as an adjustment to the opening balance of retained earnings. In addition, annual disclosures with respect to income taxes have been expanded by FIN 48 and require inclusion of a tabular reconciliation of the total amounts of unrecognized tax benefits at the beginning and end of the reporting period. Management is currently assessing the potential impacts of adoption of FIN 48.

        On September 19, 2005, the AICPA released SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts". The SOP requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC")/VOBA and other related balances must be written off. The SOP is effective for transactions occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Restatement of previously issued annual financial statements is not permitted, and disclosure of the pro forma effects of retroactive application or the pro forma effect on the year of adoption is not required. The adoption of SOP 05-1 is not expected to have a material impact on the Company's results of operations or financial position.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary. The redeemable preferred stock investments reported in fixed maturities include real estate investment trusts ("REIT") perpetual preferred stock, other perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet FIN 46(R) requirements for consolidation are consolidated; those in which the Company does not have control and a majority economic interest and those that do not meet FIN 46(R) requirements for consolidation are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities include common stock and non-redeemable preferred stock classified as either trading or available for sale securities, are carried at estimated fair value and are included in other equity investments.

        Trading securities, which include equity securities and fixed maturities, are carried at estimated fair value.

        Short-term investments are stated at amortized cost, which approximates fair value, and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company primarily uses derivatives for asset/liability risk management, for hedging individual securities and certain equity exposures and to reduce its exposure to interest rate fluctuations on its long-term debt obligations. Various derivative instruments are used to achieve these objectives, including interest rate floors, futures and interest rate swaps. None of the derivatives were designated as qualifying hedges under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities".

        The Insurance Group issues certain variable annuity products with Guaranteed Minimum Death Benefit ("GMBD") and Guaranteed Minimum Income Benefit ("GMIB") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in GMIB benefits, in the event of election, being higher than what accumulated policyholders account balances would support. For both GMDB and GMIB, the Company retains basis risk and risk associated with actual versus expected assumptions for mortality, lapse and election rate. The Company regularly enters into futures contracts to hedge such risks. The futures contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company. Reinsurance contracts covering GMIB exposure are considered derivatives under SFAS No. 133, and, therefore, are required to be reported in the balance sheet at their fair value. GMIB reinsurance fair values are reported in the consolidated balance sheets in Other assets. Changes in GMIB reinsurance fair values are reflected in Commissions, fees and other income in the consolidated statements of earnings. Since there is no readily available market for GMIB reinsurance contracts, the determination of their fair values is based on models which involve numerous estimates and subjective judgments including those regarding expected market rates of return and volatility, GMIB election rates, contract surrender rates and mortality experience. There can be no assurance that ultimate actual experience will not differ from management's estimates. See Note 8 of Notes to Consolidated Financial Statements.

        Margins on individual insurance and annuity contracts are affected by interest rate fluctuations. If interest rates fall, crediting interest rates and dividends would be adjusted subject to competitive pressures. In addition, policies are subject to minimum rate guarantees. To hedge exposure to lower interest rates, the Company has used interest rate floors.

        The Company is exposed to equity market fluctuations through investments in Separate Accounts. The Company enters into exchange traded equity futures contracts to minimize such risk.

        The Company is exposed to counterparty risk attributable to hedging transactions entered into with counterparties. Exposure to credit risk is controlled with respect to each counterparty through a credit appraisal and approval process. Each counterparty is currently rated 1 by the National Association of Insurance Commissioners ("NAIC").

        All derivatives outstanding at December 31, 2006 and 2005 are recognized on the balance sheet at their fair values and all outstanding equity-based and treasury futures contracts were exchange-traded and are net settled daily. All gains and losses on derivative financial instruments are reported in earnings.

        Net Investment Income, Investment Gains (Losses), Net and Unrealized
        --------------------------------------------------------------------
        Investment Gains (Losses)
        -------------------------

        Net investment income and realized investment gains (losses), net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations principally consisting of group non-participating wind-up annuity products ("Wind-up Annuities"), Closed Block policyholders dividend obligation and DAC related to universal life and investment-type products and participating traditional life contracts.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2006 and 2005.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The fair values for variable deferred annuities and single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. A decrease in expected gross profits would accelerate DAC amortization. Conversely, an increase in expected gross profits would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets expected future gross profit assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. Currently, the average gross long-term annual return estimate is 9.0% (6.8% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.8% net of product weighted average Separate Account fees) and 0% (-2.2% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2006, current projections of future average gross market returns assume a 0.5% return for 2007, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% after 7 quarters.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and general account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2006, the average rate of assumed investment yields, excluding policy loans, was 6.0% grading to 6.5% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with a GMDB feature, guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum withdrawal benefits for life ("WBL"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for GMIB, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.0% to 10.9% for life insurance liabilities and from 2.25% to 8.7% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2006, participating policies, including those in the Closed Block, represent approximately 4.4% ($9.1 billion) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available, at estimated fair values as determined by the Insurance Group. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Two of those Separate Accounts were reclassified to the General Account in connection with the adoption of SOP 03-1 as of January 1, 2004.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2006, 2005 and 2004, investment results of such Separate Accounts were gains of $5,689.1 million, $3,409.5 million and $2,191.4 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include Investment Management advisory and service fees. Investment Management advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC, for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts provide for a performance-based fee, in addition to or in lieu of a base fee, that is calculated as either a percentage of absolute investment results or a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for in-depth research and other services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein mutual funds sold without a front-end sales charge are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years, the periods of time during which the deferred sales commissions are generally recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received.

        Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC is based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the one-year, three-year and five-year periods ended December 31, 2006. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. Goodwill is tested annually for impairment.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein units include costs assigned to contracts of businesses acquired. These costs continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale:

        o Management having the authority to approve the action commits the organization to a plan to sell the property.

        o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.

        o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.

        o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.

        o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.

        o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2006 were not significant.

3)      INVESTMENTS

        Fixed Maturities and Equity Securities
        --------------------------------------

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                   GROSS            GROSS
                                              AMORTIZED          UNREALIZED       UNREALIZED       ESTIMATED
                                                 COST              GAINS            LOSSES        FAIR VALUE
                                            ---------------   --------------   ---------------  --------------
                                                                       (IN MILLIONS)
       DECEMBER 31, 2006
       -----------------
       Fixed Maturities:
         Available for Sale:
           Corporate.....................   $    23,023.3      $     690.4     $      264.5     $   23,449.2
           Mortgage-backed...............         1,931.1              2.7             38.3          1,895.5
           U.S. Treasury, government
             and agency securities.......         1,284.3             29.9             10.4          1,303.8
           States and political
             subdivisions................           170.2             17.3               .9            186.6
           Foreign governments...........           219.2             38.1               .3            257.0
           Redeemable preferred stock....         1,879.8             78.8             19.6          1,939.0
                                            ---------------   --------------   ---------------  --------------
             Total Available for Sale....   $    28,507.9     $      857.2     $      334.0     $   29,031.1
                                            ===============   ==============   ===============  ==============

       Equity Securities:
         Available for sale..............   $        95.7     $        2.2     $         .9     $       97.0
         Trading securities..............           408.0             35.4              9.9            433.5
                                            ---------------   --------------   ---------------  --------------
       Total Equity Securities...........   $       503.7     $       37.6     $       10.8     $      530.5
                                            ===============   ==============   ===============  ==============

       December 31, 2005
       -----------------
       Fixed Maturities:
         Available for Sale:
           Corporate.....................   $    23,222.8     $      977.4     $      190.7     $   24,009.5
           Mortgage-backed...............         2,386.3              8.3             39.3          2,355.3
           U.S. Treasury, government
             and agency securities.......         1,448.7             37.5              7.6          1,478.6
           States and political
             subdivisions................           193.4             19.1               .3            212.2
           Foreign governments...........           238.2             40.9               .1            279.0
           Redeemable preferred stock....         1,605.5            104.9             10.2          1,700.2
                                            ---------------   --------------   ---------------  --------------
             Total Available for Sale....   $    29,094.9     $    1,188.1     $      248.2     $   30,034.8
                                            ===============   ==============   ===============  ==============

       Equity Securities:
         Available for sale..............   $        45.7     $        2.1     $         .4     $       47.4
         Trading securities..............           262.5             24.5              3.2            283.8
                                            ---------------   --------------   ---------------  --------------
       Total Equity Securities...........   $       308.2     $       26.6     $        3.6     $      331.2
                                            ===============   ==============   ===============  ==============

        At December 31, 2006 and 2005 respectively, the Company had trading fixed maturities with a amortized cost of $30.5 million and $30.5 million and carrying value of $31.6 million and $30.5 million. Gross unrealized gains on trading fixed maturities were $.5 million and zero for 2006 and 2005 respectively.

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2006 and 2005, securities without a readily ascertainable market value having an amortized cost of $4,417.0 million and $4,307.8 million, respectively, had estimated fair values of $4,518.5 million and $4,492.4 million, respectively.

        The contractual maturity of bonds at December 31, 2006 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                               -------------------------------------
                                                                                  AMORTIZED           ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                               -----------------   -----------------
                                                                                          (IN MILLIONS)
       Due in one year or less..............................................    $      988.0       $       994.9
       Due in years two through five........................................         5,654.5             5,838.3
       Due in years six through ten.........................................        10,604.3            10,653.5
       Due after ten years..................................................         7,450.2             7,709.9
                                                                               -----------------   -----------------
           Subtotal.........................................................        24,697.0            25,196.6
       Mortgage-backed securities...........................................         1,931.1             1,895.5
                                                                               -----------------   -----------------
       Total................................................................    $   26,628.1       $    27,092.1
                                                                               =================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process includes a quarterly review of certain assets by the Insurance Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be other than temporarily impaired, then the appropriate provisions are taken.

        The following table discloses fixed maturities (1,769 issues) that have been in a continuous unrealized loss position for less than a twelve month period and greater than a twelve month period as of December 31, 2006:

                                  LESS THAN 12 MONTHS            12 MONTHS OR LONGER                   TOTAL
                             -------------------------------  ----------------------------   ----------------------------
                                                   GROSS                          GROSS                          GROSS
                                ESTIMATED       UNREALIZED      ESTIMATED      UNREALIZED      ESTIMATED      UNREALIZED
                                FAIR VALUE        LOSSES        FAIR VALUE       LOSSES        FAIR VALUE       LOSSES
                             --------------   --------------  -------------  -------------   -------------  -------------
                                                                    (IN MILLIONS)
   Fixed Maturities:
     Corporate.............  $   3,081.0      $     36.9      $   5,999.7    $    227.6      $   9,080.7    $    264.5
     Mortgage-backed.......        189.2             1.3          1,529.0          37.0          1,718.2          38.3
     U.S. Treasury,
       government and
       agency securities...         98.7              .2            447.0          10.2            545.7          10.4
     States and political
       subdivisions........          -                 -             25.9            .9             25.9            .9
     Foreign governments...          6.6              .1              9.5            .2             16.0            .3
     Redeemable
       preferred stock.....        174.0             2.4            495.9          17.2            669.9          19.6
                             --------------   --------------  -------------  -------------   -------------  -------------

   Total Temporarily
     Impaired Securities ..  $   3,549.5      $     40.9      $   8,507.0    $    293.1      $  12,056.4    $    334.0
                             ==============   ==============  =============  =============   =============  =============

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting primarily of public high yield bonds. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or NAIC designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2006, approximately $656.0 million or 2.3% of the $28,507.9 million aggregate amortized cost of fixed maturities held by the Company was considered to be other than investment grade.

        At December 31, 2006, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $3.1 million.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $65.0 and $65.3 million at December 31, 2006 and 2005, respectively. Gross interest income on these loans included in net investment income aggregated $4.1 million, $5.0 million and $6.9 million in 2006, 2005 and 2004, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $4.8 million, $6.0 million and $8.5 million in 2006, 2005 and 2004, respectively.

        Impaired mortgage loans along with the related investment valuation allowances for losses follow:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2006                  2005
                                                                            ------------------   -------------------
                                                                                         (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances.......   $      76.8          $      78.3
        Impaired mortgage loans without investment valuation allowances....            .1                  4.5
                                                                            ------------------   -------------------
        Recorded investment in impaired mortgage loans.....................          76.9                 82.8
        Investment valuation allowances....................................         (11.3)               (11.8)
                                                                            ------------------   -------------------
        Net Impaired Mortgage Loans........................................   $      65.6          $      71.0
                                                                            ==================   ===================

        During 2006, 2005 and 2004, respectively, the Company's average recorded investment in impaired mortgage loans was $78.8 million, $91.2 million and $148.3 million. Interest income recognized on these impaired mortgage loans totaled $4.5 million, $8.9 million and $11.0 million for 2006, 2005 and 2004, respectively.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2006 and 2005, respectively, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans was $65.5 million and $71.1 million.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2006 and 2005, the Company owned $204.8 million and $217.8 million, respectively, of real estate acquired in satisfaction of debt. During 2006, 2005 and 2004, no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was $232.1 million and $214.1 million at December 31, 2006 and 2005, respectively. Depreciation expense on real estate totaled $21.6 million, $22.6 million and $20.8 million for 2006, 2005 and 2004, respectively.

        Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:

                                                                  2006             2005              2004
                                                            ---------------  ---------------   --------------
                                                                               (IN MILLIONS)
        Balances, beginning of year........................   $     11.8       $      11.3      $     20.5
        Additions charged to income........................         10.1               3.6             3.9
        Deductions for writedowns and
          asset dispositions...............................          (.9)             (3.1)          (13.1)
                                                            ---------------  ---------------   --------------
        Balances, End of Year..............................   $     21.0       $      11.8      $     11.3
                                                            ===============  ===============   ==============

        Balances, end of year comprise:
          Mortgage loans on real estate....................   $     11.3       $      11.8       $     11.3
          Equity real estate...............................          9.7               -                -
                                                            ---------------  ---------------   --------------
        Total..............................................   $     21.0       $      11.8       $     11.3
                                                            ===============  ===============   ==============

        Equity Method Investments
        -------------------------

        Included in other equity investments, are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,272.2 million and $1,028.6 million, respectively, at December 31, 2006 and 2005. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $70.9 million and $119.6 million, respectively, at December 31, 2006 and 2005. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $169.6 million, $157.2 million and $66.2 million, respectively, for 2006, 2005 and 2004.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (6 and 8 individual ventures at December 31, 2006 and 2005, respectively) and the Company's carrying value and equity in net earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                               -------------------------------------
                                                                                     2006                2005
                                                                               -----------------   -----------------
                                                                                          (IN MILLIONS)
       BALANCE SHEETS
       Investments in real estate, at depreciated cost........................  $     421.7         $     527.4
       Investments in securities, generally at estimated fair value...........         94.6               118.4
       Cash and cash equivalents..............................................          9.7                27.5
       Other assets...........................................................         22.3                18.6
                                                                               -----------------   -----------------
       Total Assets...........................................................  $     548.3         $     691.9
                                                                               =================   =================

       Borrowed funds - third party...........................................  $     278.1         $     282.7
       Other liabilities......................................................          6.8                12.4
                                                                               -----------------   -----------------
       Total liabilities......................................................        284.9               295.1
                                                                               -----------------   -----------------

       Partners' capital......................................................        263.4               396.8
                                                                               -----------------   -----------------
       Total Liabilities and Partners' Capital................................  $     548.3         $     691.9
                                                                               =================   =================

       The Company's Carrying Value in These Entities Included Above..........  $      78.7         $     135.6
                                                                               =================   =================


                                                                  2006             2005              2004
                                                            ---------------  ---------------   --------------
                                                                              (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............   $       88.5     $    98.2           $  95.2
        Net revenues of other limited
          partnership interests............................           (1.3)          6.3              19.8
        Interest expense - third party.....................          (18.5)        (18.2)            (16.9)
        Other expenses.....................................          (53.7)        (62.2)            (64.0)
                                                            ---------------  ---------------   --------------
        Net Earnings.......................................   $       15.0     $    24.1           $  34.1
                                                            ===============  ===============   ==============

        The Company's Equity in Net Earnings of These
          Entities Included Above..........................   $       14.4     $    11.6           $  11.0
                                                            ===============  ===============   ==============

        Derivatives
        -----------

        At December 31, 2006, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and European, Australasia, Far East ("EAFE") indices, having initial margin requirements of $140.7 million. Contracts are net settled daily. At December 31, 2006, the Company had open exchange-traded futures positions on the 10-year U.S. Treasury Note, having initial margin requirements of $4.2 million.

        The outstanding notional amounts of derivative financial instruments purchased and sold at December 31, 2006 and 2005 were:

                                                                                           DECEMBER 31,
                                                                               -------------------------------------
                                                                                     2006                2005
                                                                               -----------------   -----------------
                                                                                          (IN MILLIONS)
       Notional Amount by Derivative Type:
          Options:
              Floors.........................................................   $     32,000        $    24,000
              Exchange traded U.S. Treasuries and equity index futures.......          3,536              2,208
                                                                               -----------------   -----------------
          Total..............................................................   $     35,536        $    26,208
                                                                               =================   =================

        At December 31, 2006 and 2005 and during the years then ended, there were no financial instruments that contained implicit or explicit terms that met the definitions of an embedded derivative component that needed to be separated from the host contract and accounted for as a derivative under the provisions of SFAS No. 133.

4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to the AllianceBernstein totaled $3.4 billion at December 31, 2006 and 2005.

        The gross carrying amount of AllianceBernstein related intangible assets were $563.7 million and $564.1 million at December 31, 2006 and 2005, respectively and the accumulated amortization of these intangible assets were $232.1 million and $208.5 million at December 31, 2006 and 2005, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23.6 million, $23.5 million and $22.9 million for 2006, 2005 and 2004, respectively.

        At December 31, 2006 and 2005, respectively, net deferred sales commissions totaled $194.9 million and $196.6 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2006 net balance for each of the next five years is $77.8 million, $54.1 million, $39.3 million, $18.3 million and $4.9 million.

5)      FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

        The carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6, 10 and 16 of Notes to Consolidated Financial Statements are presented below:

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                             2006                                2005
                                                --------------------------------   ---------------------------------
                                                   CARRYING        ESTIMATED          Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value          Fair Value
                                                ---------------  ---------------   ---------------  ----------------
                                                                           (IN MILLIONS)
        Consolidated:
        ------------
        Mortgage loans on real estate..........   $   3,240.7      $   3,285.7       $   3,233.9       $   3,329.0
        Other limited partnership interests....       1,262.6          1,262.6           1,015.2           1,015.2
        Policy loans...........................       3,898.1          4,252.9           3,824.2           4,245.6
        Policyholders liabilities:
          Investment contracts.................      17,092.5         17,106.0          18,021.0          18,289.1
        Long-term debt.........................         199.8            229.7             207.4             240.2

        Closed Block:
        ------------
        Mortgage loans on real estate..........   $     809.4      $     827.8       $     930.3       $     957.7
        Other equity investments...............           2.2              2.2               3.3               3.3
        Policy loans...........................       1,233.1          1,372.8           1,284.4           1,454.1
        SCNILC liability.......................          10.4             10.3              11.4              11.6

        Wind-up Annuities:
        -----------------
        Mortgage loans on real estate..........   $       2.9      $       3.0       $       6.7       $       7.1
        Other equity investments...............           2.3              2.3               3.1               3.1
        Guaranteed interest contracts..........           5.8              6.0               6.5               6.4
        Long-term debt.........................         101.7            101.7             101.7             101.7

6)      CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                DECEMBER 31,         December 31,
                                                                                    2006                 2005
                                                                              ----------------     -----------------
                                                                                         (IN MILLIONS)
        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....   $    8,759.5       $     8,866.1
        Policyholder dividend obligation.....................................            3.2                73.7
        Other liabilities....................................................           29.1                28.6
                                                                              ----------------    -----------------
        Total Closed Block liabilities.......................................        8,791.8             8,968.4
                                                                              ----------------    -----------------
        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $5,967.6 and $5,761.5)..........................        6,019.4             5,908.7
        Mortgage loans on real estate........................................          809.4               930.3
        Policy loans.........................................................        1,233.1             1,284.4
        Cash and other invested assets.......................................            6.8                56.2
        Other assets.........................................................          286.2               304.4
                                                                              ----------------    -----------------
        Total assets designated to the Closed Block..........................        8,354.9             8,484.0
                                                                              ----------------    -----------------
        Excess of Closed Block liabilities over assets designated to
           the Closed Block..................................................          436.9               484.4

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment gains, net of deferred income tax expense of $17.0 and $25.7 and policyholder dividend
             obligations of $3.2 and $73.7...................................           31.6                47.8
                                                                              ----------------    -----------------
        Maximum Future Earnings To Be Recognized From Closed Block
           Assets and Liabilities............................................   $      468.5       $       532.2
                                                                              ================    =================


        Closed Block revenues and expenses as follow:

                                                                  2006         2005           2004
                                                             ------------  ------------   -----------
                                                                          (IN MILLIONS)

      REVENUES:
      Premiums and other income............................   $   428.1     $  449.3       $  471.0
      Investment income (net of investment
         expenses of $0.1, $0, and $0.3)...................       520.2        525.9          554.8
      Investment gains, net................................         1.7          1.2           18.6
                                                             ------------  ------------   -----------
      Total revenues.......................................       950.0        976.4        1,044.4
                                                             ------------  ------------   -----------

      BENEFITS AND OTHER DEDUCTIONS:
      Policyholders' benefits and dividends................       852.2        842.5          883.8
      Other operating costs and expenses...................         3.0          3.4            3.5
                                                             ------------  ------------   -----------
      Total benefits and other deductions..................       855.2        845.9          887.3
                                                             ------------  ------------   -----------

      Net revenues before income taxes.....................        94.8        130.5          157.1
      Income tax expense...................................       (31.1)       (45.6)         (56.4)
                                                             ------------  ------------   -----------
      Net Revenues.........................................   $    63.7     $   84.9       $  100.7
                                                             ============  ============   ===========


        Reconciliation of the policyholder dividend obligation follows:

                                                                                         DECEMBER 31,
                                                                               ------------------------------
                                                                                     2006             2005
                                                                               ---------------   ------------
                                                                                         (IN MILLIONS)
       Balance at beginning of year........................................     $      73.7       $ 264.3
       Unrealized investment losses........................................           (70.5)       (190.6)
                                                                               ---------------   -----------
       Balance at End of Year .............................................     $       3.2       $  73.7
                                                                               ===============   ===========

        Impaired mortgage loans along with the related investment valuation allowances follow:

                                                                                          DECEMBER 31,
                                                                               -----------------------------
                                                                                     2006          2005
                                                                               --------------   ------------
                                                                                         (IN MILLIONS)
       Impaired mortgage loans with investment valuation allowances........     $      17.8       $ 59.1
       Impaired mortgage loans without investment valuation allowances.....              .1          4.0
                                                                               ---------------   -----------
       Recorded investment in impaired mortgage loans......................            17.9         63.1
       Investment valuation allowances.....................................            (7.3)        (7.1)
                                                                               ---------------   -----------
       Net Impaired Mortgage Loans.........................................     $      10.6       $ 56.0
                                                                               ===============   ===========

        During 2006, 2005 and 2004, the Closed Block's average recorded investment in impaired mortgage loans was $59.9 million, $61.0 million and $62.6 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3.3 million, $4.1 million and $4.7 million for 2006, 2005 and 2004, respectively.

        Valuation allowances amounted to $7.3 million and $7.1 million on mortgage loans on real estate at December 31, 2006 and 2005, respectively. Writedowns of fixed maturities amounted to $1.4 million, $7.7 million and $10.8 million for 2006, 2005 and 2004, respectively.

7)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                                                           DECEMBER 31,
                                                                               ------------------------------
                                                                                     2006             2005
                                                                               ---------------    -----------
                                                                                         (IN MILLIONS)
       Balance, beginning of year..........................................     $     555.0         $ 461.0
       Contractholder bonus interest credits deferred .....................           155.4           142.4
       Amortization charged to income .....................................           (59.7)          (48.4)
                                                                               ---------------   ------------
       Balance, End of Year ...............................................     $     650.7         $ 555.0
                                                                               ===============   ============

8)      GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB and GMIB
           ------------------------------------------

        The Company has certain variable annuity contracts with GMDB and GMIB features in-force that guarantee one of the following:

        o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

        o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

        o  Roll-Up:  the benefit is the greater of current  account value or
           premiums  paid   (adjusted  for   withdrawals)   accumulated   at
           contractually specified interest rates up to specified ages; or

        o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:


                                                                  GMDB          GMIB            TOTAL
                                                             --------------  -----------    ------------
                                                                               (IN MILLIONS)

       Balance at January 1, 2004.........................   $      69.3      $  85.6        $ 154.9
         Paid guarantee benefits..........................         (46.8)        -             (46.8)
         Other changes in reserve.........................          45.1         32.0           77.1
                                                            ---------------  ------------   ------------
       Balance at December 31, 2004.......................          67.6        117.6          185.2
         Paid guarantee benefits..........................         (39.6)        (2.2)         (41.8)
         Other changes in reserve.........................          87.2         58.2          145.4
                                                            ---------------  ------------   ------------
       Balance at December 31, 2005.......................         115.2        173.6          288.8
         Paid guarantee benefits..........................         (31.6)        (3.3)         (34.9)
         Other changes in reserve.........................          80.1         58.0          138.1
                                                            ---------------  ------------   ------------
       Balance at December 31, 2006.......................   $     163.7      $  228.3       $ 392.0
                                                            ===============  ============   ============

        Related GMDB reinsurance ceded amounts were:

                                                                   GMDB
                                                             -----------------

        Balance at January 1, 2004.........................   $      17.2
          Paid guarantee benefits..........................         (12.9)
          Other changes in reserve.........................           6.0
                                                             -----------------
        Balance at December 31, 2004.......................          10.3
          Paid guarantee benefits..........................         (12.1)
          Other changes in reserve.........................          24.5
                                                             -----------------
        Balance at December 31, 2005.......................          22.7
          Paid guarantee benefits..........................          (9.1)
          Other changes in reserve.........................          10.0
                                                             -----------------
        Balance at December 31, 2006.......................   $      23.6
                                                             =================

        The December 31, 2006 values for those variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship exclusive:

        between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually

                                                  RETURN
                                                    OF
                                                  PREMIUM         RATCHET         ROLL-UP          COMBO           TOTAL
                                               -------------- ----------------  -------------   -------------  ---------------
                                                                        (DOLLARS IN MILLIONS)
      GMDB:
      -----
        Account values invested in:
           General Account..................   $   11,331      $      408       $     319      $      646       $    12,704
           Separate Accounts................   $   25,633      $    7,856       $   7,653      $   23,165       $    64,307
        Net amount at risk, gross...........   $      302      $      234       $   1,447      $       41       $     2,024
        Net amount at risk, net of
           amounts reinsured................   $      302      $      164       $     883      $       41       $     1,390
        Average attained age of
           contractholders..................         49.5            61.0            64.3            61.2              52.6
        Percentage of contractholders
          over age 70.......................          7.5%           22.6%           33.6%           21.2%             11.8%
        Range of contractually specified
           interest rates...................         N/A              N/A            3%-6%           3%-6%

      GMIB:
      -----
        Account values invested in:
           General Account..................         N/A              N/A       $      87       $     882       $       969
           Separate Accounts................         N/A              N/A       $   5,248       $  31,736       $    36,984
        Net amount at risk, gross...........         N/A              N/A       $     277       $      -        $       277
        Net amount at risk, net of
           amounts reinsured................         N/A              N/A       $      71       $      -        $        71
        Weighted average years remaining
           until earliest annuitization.....         N/A              N/A             2.4             8.4               7.4
        Range of contractually specified
           interest rates...................         N/A              N/A            3%-6%            3%-6%

        B) Separate Account Investments by Investment Category Underlying GMDB
           -------------------------------------------------------------------
           and GMIB Features
           -----------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option which is part of the General Account and variable investment options which invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                   DECEMBER 31,   December 31,
                                                                                       2006           2005
                                                                                  -------------   -------------
                                                                                          (IN MILLIONS)
       GMDB:
          Equity.............................................................      $    42,885     $  35,857
          Fixed income.......................................................            4,438         4,353
          Balanced...........................................................           14,863         9,121
          Other..............................................................            2,121         1,813
                                                                                  --------------  -------------
          Total..............................................................      $    64,307     $  51,144
                                                                                  ==============  =============
       GMIB:
          Equity.............................................................      $    22,828     $  17,540
          Fixed income.......................................................            2,727         2,608
          Balanced...........................................................           10,439         5,849
          Other..............................................................              990           680
                                                                                  --------------  -------------
          Total..............................................................      $    36,984     $  26,677
                                                                                  ==============  =============

        C) Hedging Programs for GMDB and GMIB Features
           -------------------------------------------

        In 2003, the Company initiated a program intended to provide an economic hedge against certain risks associated with the GMDB feature of the Accumulator(R) series of variable annuity products sold beginning April 2002. In 2004, the program was expanded to provide an economic hedge against certain risks associated with the GMIB feature of the Accumulator(R) series of variable annuity products sold beginning 2004. This program currently utilizes exchange-traded futures contracts that are dynamically managed in an effort to reduce the economic impact of unfavorable changes in GMDB and GMIB exposures attributable to movements in the equity and fixed income markets. At December 31, 2006, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $41,597 million and $52 million, respectively, with the GMDB feature and $24,409 million and zero million, respectively, with the GMIB feature.

        Although these programs are designed to provide economic protection against the impact adverse market conditions may have with respect to GMDB and GMIB guarantees, they do not qualify for hedge accounting treatment under SFAS No. 133. Therefore, SFAS No. 133 requires gains or losses on the futures contracts used in these programs, including current period changes in fair value, to be recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D)  Variable and Interest-Sensitive Life Insurance Policies - No Lapse
            ------------------------------------------------------------------
            Guarantee
            ---------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in future policy benefits and other policyholders liabilities, and related reinsurance ceded:

                                                                DIRECT       REINSURANCE
                                                               LIABILITY         CEDED           NET
                                                             ------------   --------------   ------------
                                                                             (IN MILLIONS)
       Balance at January 1, 2004.........................    $   37.4        $   -            $  37.4
         Impact of adoption of SOP 03-1...................       (23.4)           (1.7)          (25.1)
         Other changes in reserve.........................         6.5            (4.4)            2.1
                                                             ------------   --------------   -------------
       Balance at December 31, 2004.......................        20.5            (6.1)           14.4
         Other changes in reserve.........................        14.3           (14.3)              -
                                                             ------------   --------------   -------------
       Balance at December 31, 2005.......................        34.8           (20.4)           14.4
         Other changes in reserve.........................        32.0           (27.5)            4.5
                                                             ------------   --------------   -------------
       Balance at December 31, 2006.......................    $   66.8        $  (47.9)        $  18.9
                                                             ============   ==============   =============

9)      REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on single life policies of $25 million and on second-to-die policies of $30 million with the excess 100% reinsured. For certain segments of its business, the Insurance Group ceded 40% of the business underwritten by AXA Equitable on a guaranteed or simplified issue basis was ceded on a yearly renewable term basis. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases. Likewise, certain risks that would otherwise be reinsured on a proportional basis have been retained.

        At December 31, 2006, the Company had reinsured in the aggregate approximately 31.3% of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 74% of its current liability exposure resulting from the GMIB feature. See Note 8 of Notes to Consolidated Financial Statements.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives under SFAS No. 133, at December 31, 2006 and 2005 were $117.8 million and $132.6 million, respectively. The (decrease) increase in estimated fair value was $(14.8) million, $42.6 million and $61.0 million for 2006, 2005 and 2004, respectively.

        At December 31, 2006 and 2005, respectively, reinsurance recoverables related to insurance contracts amounted to $2.69 billion and $2.60 billion. Reinsurance payables related to insurance contracts totaling $54.2 million and $39.7 million are included in other liabilities in the consolidated balance sheets.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $262.6 million and $288.4 million at December 31, 2006 and 2005, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        In addition to the sale of insurance products, the Insurance Group acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. The Insurance Group has also assumed accident, health, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves at December 31, 2006 and 2005 were $644.4 million and $624.6 million, respectively.

        The following table summarizes the effect of reinsurance (excluding group life and health):

                                                                  2006             2005         2004
                                                             --------------   -------------- ----------
                                                                               (IN MILLIONS)

       Direct premiums....................................   $     854.6      $  901.0       $ 828.9
       Reinsurance assumed................................         196.1         170.1         191.2
       Reinsurance ceded..................................        (232.9)       (189.4)       (140.5)
                                                            ---------------  ------------   -----------
       Premiums                                              $     817.8      $  881.7       $ 879.6
                                                            ===============  ============   ===========
       Universal Life and Investment-type Product
         Policy Fee Income Ceded..........................   $     152.8      $  169.3       $ 134.8
                                                            ===============  ============   ===========
       Policyholders' Benefits Ceded......................   $     379.2      $  300.2       $ 361.0
                                                            ===============  ============   ===========
       Interest Credited to Policyholders' Account
         Balances Ceded...................................   $      53.8      $   50.9        $ 50.2
                                                            ===============  ============   ===========

        Individual Disability Income and Major Medical
        ----------------------------------------------
        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92.9 million and $91.2 million at December 31, 2006 and 2005, respectively. At December 31, 2006 and 2005, respectively, $1,032.4 million and $1,043.9 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                                 2006          2005         2004
                                                            ------------  ------------  ------------
                                                                          (IN MILLIONS)
       Incurred benefits related to current year.........    $    35.8     $   35.6      $   35.0
       Incurred benefits related to prior years..........          9.9         50.3          12.8
                                                            ------------  ------------  ------------
       Total Incurred Benefits...........................    $    45.7     $   85.9      $   47.8
                                                            ============  ============  ============

       Benefits paid related to current year.............    $    14.0     $   14.8      $   12.9
       Benefits paid related to prior years..............         30.0         44.7          33.1
                                                            ------------  ------------  ------------
       Total Benefits Paid...............................    $    44.0     $   59.5      $   46.0
                                                            ============  ============  ============


10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                       DECEMBER 31,
                                                                              -----------------------------
                                                                                   2006            2005
                                                                              -------------    ------------
                                                                                       (IN MILLIONS)
       Short-term debt:
       Current portion of long-term debt...................................   $      -         $    399.7
       Promissory note, 5.27% .............................................       248.3             248.3
       AllianceBernstein commercial paper .................................       334.9              -
                                                                              ------------     -----------
       Total short-term debt...............................................       583.2             648.0
                                                                              ------------     -----------
       Long-term debt:
       AXA Equitable:
         Surplus Notes, 7.70%, due 2015....................................       199.8             199.8
                                                                              ------------     -----------
             Total AXA Equitable...........................................       199.8             199.8
                                                                              ------------     -----------
       AllianceBernstein:
         Other.............................................................          -                7.6
                                                                              ------------     -----------
             Total AllianceBernstein.......................................          -                7.6
                                                                              ------------     -----------
       Total long-term debt................................................       199.8             207.4
                                                                              ------------     -----------
       Total Short-term and Long-term Debt.................................   $   783.0        $    855.4
                                                                              ============     ===========

        Short-term Debt
        ---------------

        On July 9, 2004, AXA and certain of its subsidiaries, including AXA Financial, entered into a (euro)3.5 billion global revolving credit facility which matures July 9, 2009, with a group of 30 commercial banks and other lenders. Under the terms of the revolving credit facility, up to $500.0 million is available to AXA Financial for general corporate purposes.

        AXA Equitable has a $350.0 million, one-year promissory note, of which $101.7 million is included within Wind-up Annuities. The promissory note, which matures in March 2007, is related to wholly owned real estate. Certain terms of the promissory note, such as interest rate and maturity date, are negotiated annually.

        At December 31, 2006 and 2005, the Company had pledged real estate of $326.0 million and $320.8 million, respectively, as collateral for certain short-term debt.

        In August 2001, AllianceBernstein issued $400.0 million 5.625% notes pursuant to a shelf registration statement that originally permitted AllianceBernstein to issue up to $600.0 million in senior debt securities. AllianceBernstein currently has $200.0 million available under the shelf registration statement for future issuances. The proceeds from the AllianceBernstein notes were used to reduce commercial paper and credit facility borrowings and for other general partnership purposes. The AllianceBernstein notes matured in August 2006. AllianceBernstein used cash flow from operations as well as proceeds from the issuance of commercial paper to retire the notes at maturity.

        In February 2006, AllianceBernstein entered into an $800.0 million five-year revolving credit facility with a group of commercial banks and other lenders. The revolving credit facility is intended to provide back-up liquidity for AllianceBernstein's commercial paper program, which increased from $425.0 million to $800.0 million in May 2006. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate. The revolving credit facility contains covenants that, among other things, require AllianceBernstein to meet certain financial ratios. AllianceBernstein was in compliance with the covenants as of December 31, 2006.

        As of December 31, 2006, AllianceBernstein maintained a $100.0 million extendible commercial notes ("ECN") program as a supplement to AllianceBernstein's commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support.

        In 2006, SCB LLC entered into four separate uncommitted credit facility agreements with various banks, each for $100.0 million. As of December 31, 2006, there were no amounts outstanding under these credit facilities. During the first quarter 2007, SCB LLC increased three of the agreements to $200.0 million each and entered into an additional agreement for $100.0 million with a new bank.

        Long-term Debt
        --------------

        At December 31, 2006, the Company was not in breach of any debt covenants.

11)     RELATED PARTY TRANSACTIONS

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $53.5 million, $57.2 million and $55.0 million, respectively, for 2006, 2005 and 2004.

        The Company paid $767.2 million, $695.0 million and $658.8 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2006, 2005 and 2004. The Company charged AXA Distribution's subsidiaries $352.9 million, $324.4 million and $293.1 million, respectively, for their applicable share of operating expenses for 2006, 2005 and 2004, pursuant to the Agreements for Services.

        In September 2001, AXA Equitable loaned $400.0 million to AXA Insurance Holding Co. Ltd., a Japanese subsidiary of AXA. This investment has an interest rate of 5.89% and matures on June 15, 2007. All payments, including interest payable semi-annually, are guaranteed by AXA.

        In 2005, AXA Financial issued a note to AXA Equitable in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In 2003, AXA Equitable entered into a reinsurance agreement with AXA Financial Reinsurance Company (Bermuda), LTD ("AXA Bermuda"), an indirect, wholly owned subsidiary of AXA Financial, to cede certain term insurance policies written after December 2002. AXA Equitable ceded $91.9 million, $57.9 million and $28.6 million of premiums and $49.1 million, $26.3 million and $16.4 million of reinsurance reserves to AXA Bermuda in 2006, 2005 and 2004, respectively.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retrocedes a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2006 under this arrangement totaled approximately $1.1 million.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements that include technology and professional development arrangements. Payments by AXA Equitable and AllianceBernstein to AXA under such agreements totaled approximately $28.8 million, $32.8 million and $30.2 million in 2006, 2005 and 2004, respectively. Payments by AXA and AXA affiliates to AXA Equitable under such agreements totaled $27.9 million, $30.4 million and $38.9 million in 2006, 2005 and 2004, respectively. Included in the payments by AXA and AXA affiliates to the Company are $12.6 million, $12.7 million and $12.7 million from AXA Tech, which represent the net amount of payments resulting from services and facilities provided by the Company to AXA Tech of $111.0 million, $110.9 million and $106.4 million less the payments for services provided from AXA Tech to the Company of $98.4 million, $98.2 million and $93.7 million for 2006, 2005 and 2004, respectively.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                   2006               2005               2004
                                                             -----------------   ----------------  ------------------
                                                                                  (IN MILLIONS)

        Investment advisory and services fees..............   $       840.5       $       728.5     $        744.7
        Distribution revenues..............................           421.0               397.8              447.3
        Other revenues - shareholder servicing fees........            97.2                99.3              116.0
        Other revenues - other.............................             6.9                 8.0                8.8
        Institutional research services....................             1.4                 3.5                5.3


12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. These pension plans are non-contributory and their benefits are based on a cash balance formula and/or, for certain participants, years of service and final average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company uses a December 31 measurement date for its pension and postretirement plans.

        Generally, the Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company made cash contributions of $4.3 million in 2006. No significant cash contributions to the Company's qualified plans are expected to be required to satisfy their minimum funding requirements for 2007.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (In Millions)
       Service cost.......................................   $        37.6      $        36.0       $       34.6
       Interest cost on projected benefit obligations.....           122.1              123.7              121.9
       Expected return on assets..........................          (184.8)            (173.7)            (170.9)
       Net amortization and deferrals.....................            81.0               78.8               64.7
                                                            -----------------  -----------------   -----------------
       Net Periodic Pension Expense.......................   $        55.9      $        64.8       $       50.3
                                                            =================  =================   =================

        The plans' projected benefit obligations under the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                               -------------------------------------
                                                                                     2006                2005
                                                                               -----------------   -----------------
                                                                                          (IN MILLIONS)
       Benefit obligations, beginning of year.................................  $     2,365.5       $    2,212.0
       Service cost...........................................................           30.6               30.0
       Interest cost..........................................................          122.1              123.7
       Actuarial (gains) losses ..............................................          (64.7)             128.7
       Benefits paid..........................................................         (159.2)            (128.9)
                                                                               -----------------   -----------------
       Benefit Obligations, End of Year.......................................  $     2,294.3       $    2,365.5
                                                                               =================   =================

        At December 31, 2006, the Company adopted SFAS No. 158, requiring recognition, in the consolidated balance sheet, of the funded status of its defined benefit pension plans, measured as the difference between plan assets at fair value and the projected benefit obligations. The following table discloses the change in plan assets and the reconciliation of the funded status of the Company's qualified plans to amounts included in the accompanying consolidated balance sheets:

                                                                                             DECEMBER 31,
                                                                                  -----------------------------------
                                                                                       2006               2005
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)
       Plan assets at fair value, beginning of year.............................. $    2,278.5       $     2,126.7
       Actual return on plan assets..............................................        282.0               208.9
       Contributions.............................................................          4.3                78.5
       Benefits paid and fees....................................................       (168.8)             (135.6)
                                                                                  ----------------  -----------------
       Plan assets at fair value, end of year....................................      2,396.0             2,278.5
       Projected benefit obligations.............................................      2,294.3             2,365.5
                                                                                  ----------------  -----------------
       Overfunding (underfunding) of plan assets over
         projected benefit obligations...........................................        101.7               (87.0)
       Unrecognized prior service cost...........................................          -                 (24.4)
       Unrecognized net loss from past experience different
         from that assumed.......................................................          -                 957.3
       Unrecognized net asset at transition......................................          -                  (1.0)
                                                                                  ----------------  -----------------
       Prepaid Pension Cost, Net................................................. $      101.7       $       844.9
                                                                                  ================  =================

        Prepaid and accrued pension costs were $133.1 million and $31.4 million, respectively, at December 31, 2006 and $868.3 million and $23.4 million, respectively, at December 31, 2005. The aggregate projected benefit obligations and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets were $84.7 million and $53.3 million, respectively, at December 31, 2006, and $2,365.5 million and $2,278.5 million, respectively, at December 31, 2005. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $68.4 million and $53.3 million, respectively, at December 31, 2006, and $66.9 million and $47.4 million, respectively, at December 31, 2005. The accumulated benefit obligations for all defined benefit pension plans were $2,226.8 million and $2,290.0 million at December 31, 2006 and 2005, respectively.

        The following table illustrates the incremental line-by-line effect of applying SFAS No. 158 for the pension plans in the December 31, 2006 consolidated balance sheet:

                                                                 Before                                 After
                                                              Application                            Application
                                                                of SFAS                                of SFAS
                                                                 No.158           Adjustments           No.158
                                                            -----------------  -----------------   -----------------
                                                                                 (In Millions)

       Other assets ......................................   $       3,753.0    $      (684.2)      $    3,068.8
       Total assets.......................................         149,970.3           (684.2)         149,286.1
       Income taxes payable...............................           3,216.9           (242.7)           2,974.2
       Other liabilities..................................           1,803.8             12.0            1,815.8
       Minority interest in equity of consolidated
           subsidiaries...................................           2,293.9             (4.0)           2,289.9
       Total liabilities..................................         140,038.4           (234.7)         139,803.7
       Accumulated other comprehensive income.............             282.2           (449.5)            (167.3)
       Total shareholder' equity..........................           9,931.9           (449.5)           9,482.4

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2006 that have not yet been recognized as components of net periodic pension cost:

                                                                                                  DECEMBER 31,
                                                                                                      2006
                                                                                              --------------------
                                                                                                  (IN MILLIONS)
       Unrecognized net actuarial loss ....................................................    $       710.7
       Unrecognized prior service cost (credit)............................................            (18.8)
       Unrecognized net transition obligation (asset)......................................              (.8)
                                                                                              --------------------
            Total .........................................................................    $       691.1
                                                                                              ====================

        The estimated net loss, prior service cost, and net transition asset to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $59.7 million, $(5.6) million, and zero, respectively. The following table discloses the estimated fair value of plan assets and the percentage of estimated fair value to total plan assets for the qualified plans of the Company at December 31, 2006 and 2005.

                                                                               DECEMBER 31,
                                                         ----------------------------------------------------------
                                                                   2006                           2005
                                                         ----------------------------------------------------------
                                                                               (IN MILLIONS)
                                                                ESTIMATED                    Estimated
                                                                FAIR VALUE         %         Fair Value      %
                                                         ---------------------   -----    ---------------  ------
       Corporate and government debt securities........    $          429.8       18.0    $     452.3        19.9
       Equity securities...............................             1,720.7       71.8        1,526.5        67.0
       Equity real estate .............................               245.5       10.2          221.8         9.7
       Short-term investments..........................                 -          -            77.9         3.4
       Other...........................................                 -          -             -            -
                                                         ---------------------   -----    ---------------   -----
       Total Plan Assets...............................    $        2,396.0      100.0    $   2,278.5       100.0
                                                         =====================   =====    ===============   =====

        The primary investment objective of the plans of the Company is to maximize return on assets, giving consideration to prudent risk. The asset allocation is designed with a long-term investment horizon, based on target investment of 65% equities, 25% fixed income and 10% real estate. Emphasis is given to equity investments, given their higher expected rate of return. Fixed income investments are included to provide less volatile return. Real estate investments offer diversity to the total portfolio and long-term inflation protection.

        A secondary investment objective of the plans of the Company is to minimize variation in annual net periodic pension cost over the long term and to fund as much of the future liability growth as practical. Specifically, a reasonable total rate of return is defined as income plus realized and unrealized capital gains and losses such that the growth in projected benefit obligation is less than the return on investments plus contributions.

        The assumed discount rates for measurement of the benefit obligations at December 31, 2006 and 2005 each reflect the rates at which pension benefits then could be effectively settled. Specifically at December 31, 2006, projected nominal cash outflows to fund expected annual benefits payments under the Company's qualified and non-qualified pension and postretirement benefit plans were discounted using a published high-quality bond yield curve. The discount rate of 5.75% disclosed below as having been used to measure the benefits obligation at December 31, 2006 represents the level equivalent discount rate that produces the same present value measure of the benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2006 and 2005.

                                                                                     AXA FINANCIAL GROUP
                                                                               --------------------------------
                                                                                   2006               2005
                                                                                   ----               ----
       Discount rate:
         Benefit obligation...............................................        5.75%              5.25%
         Periodic cost....................................................        5.25%              5.75%

       Rate of compensation increase:
         Benefit obligation and periodic cost.............................        6.00%              6.00%

       Expected long-term rate of return on plan assets (periodic cost)...        8.50%              8.50%

        As noted above, the pension plans' target asset allocation is 65% equities, 25% fixed maturities, and 10% real estate. Management reviewed the historical investment returns and future expectations of returns from these asset classes to conclude that a long-term expected rate of return of 8.5% is reasonable.

        Prior to 1987, the pension plan funded participants' benefits through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $20.3 million, $21.7 million and $23.2 million for 2006, 2005 and 2004, respectively.

        The following table sets forth an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2007, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2006 and include benefits attributable to estimated future employee service.

                                               PENSION BENEFITS
                                               ----------------
                                                (IN MILLIONS)

                   2007.....................   $    165.1
                   2008.....................        174.1
                   2009.....................        177.2
                   2010.....................        179.2
                   2011.....................        180.3
                   Years 2012 -2016.........        914.4

        AllianceBernstein maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under the AllianceBernstein Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, AllianceBernstein adopted SCB Deferred Compensation Award Plan ("SCB Plan") and agreed to invest $96.0 million per annum for three years to fund purchases of AllianceBernstein Holding L.P. ("AllianceBernstein Holding") units or an AllianceBernstein sponsored money market fund in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or hired to replace them. The Company has recorded compensation and benefit expenses in connection with these deferred compensation plans totaling $243.8 million, $186.2 million and $146.7 million for 2006, 2005 and 2004, respectively.

13)     SHARE-BASED COMPENSATION

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2006, the Company recognized $24.8 million of compensation costs under SFAS No. 123(R) for employee stock options, including $16.9 million resulting from unvested awards at January 1, 2006. On March 31, 2006, 3.8 million nonstatutory stock options to purchase AXA ordinary shares were awarded under The AXA Stock Option Plans for AXA Financial Employees and Associates, of which approximately 2.6 million have a four year graded vesting schedule, with one-third vesting on each of the second, third and fourth anniversaries of the grant date and approximately 1.2 million have a 4-year cliff-vesting term. The cost of that award is attributed over the shorter of the employees' four year service-vesting term or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. All of the options granted on March 31, 2006 have a 10-year contractual term. Information about options outstanding and exercisable at December 31, 2006 also is presented. The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately
        124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2006 follows:

                                                                Options Outstanding
                         ---------------------------------------------------------------------------------------------------
                                                                                                    AllianceBernstein
                               AXA Ordinary Shares                    AXA ADRs                        Holding Units
                         -------------------------------- --------------------------------- --------------------------------
                                             Weighted                          Weighted                          Weighted
                             Number          Average'          Number          Average'         Number           Average'
                          Outstanding        Exercise       Outstanding        Exercise      Outstanding         Exercise
                         (In Millions)        Price        (In Millions)        Price       (In Millions)         Price
                         --------------   ---------------  --------------   --------------  --------------    --------------
Options outstanding at
   January 1, 2006.....            3.5    (euro)   20.87           38.6      $     24.06           7.5         $    40.45
Options granted .......            4.0    (euro)   28.40             .7            23.26            - (2)      $    65.02
Options exercised......            -               -               (9.1)     $     22.08          (2.6)        $    38.40
Options forfeited......            (.1)   (euro)   -               (3.4)     $     33.57           (.1)        $    38.19
Options expired........            -               -                  -                             -
                         --------------                    --------------                   --------------
Options Outstanding at
   December 31, 2006...            7.4    (euro)   24.82           26.8      $     23.40           4.8         $    41.62
                         ==============   ===============  ==============   ==============  ==============    ==============
Aggregate Intrinsic                       (euro)    43.2                     $     463.1                       $   186.9
   Value (1)...........                   ===============                   ==============                    ==============
Weighted Average
   Remaining
   Contractual Term
   (in years)..........            8.9                              4.4                           4.37
                         ==============                    ==============                   ==============
Options Exercisable at             -                               20.2      $     23.40           4.4         $    42.24
   December 31, 2006...  ==============                    ==============   ==============  ==============    ==============
Aggregate Intrinsic                               -                          $     342.4                       $    169.3
   Value (1)...........                   ===============                   ==============                    ==============
Weighted Average
   Remaining
   Contractual Term
    (in years).........            -                                3.39                           4.30
                         ==============                    ==============                   ==============

        (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2006 of the respective underlying shares over the strike prices of the option awards.
        (2) AllianceBernstein grants totaled 9,712 units in 2006.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2006 were $201.3 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2006, 2005 and 2004 were $132.1 million, $68.3 million and $18.8 million, respectively, resulting in amounts currently deductible for tax purposes of $44.9 million, $22.9 million and $6.2 million, respectively, for the periods then ended. Under SFAS No. 123(R), $34.8 million windfall tax benefits resulted from employee stock option exercises during 2006.

        At December 31, 2005, AXA Financial held 9.3 million AXA ADRs in treasury at a weighted average cost of approximately $24.00 per ADR, of which approximately 9.0 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately .3 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. Remaining outstanding and unexercised at December 31, 2006 are call options to purchase 8.9 million AXA ADRs at strike prices ranging from $30.41 to $32.37, each having a cap equal to approximately 150% of its strike price, at which time the option automatically would be exercised. These call options expire on November 23, 2009. During 2006, AXA Financial utilized approximately 5.6 million AXA ADRs from treasury to fund exercises of employee stock options. Employee options outstanding at December 31, 2006 to purchase AXA ordinary shares begin to become exercisable in March 2007 and their future exercises are expected to be funded by newly issued AXA ordinary shares.

        Prior to adoption of SFAS No. 123(R), the Company had elected to continue accounting for employee stock option awards under APB No. 25 and, therefore, no compensation cost for these awards was recognized in the consolidated statement of earnings in 2005 and 2004. The following table illustrates the effect on net income had compensation expense for employee stock option awards been measured and recognized by the Company under the fair-value-based method of SFAS No. 123, "Accounting for Stock-Based Compensation". These pro forma disclosures are not adjusted from amounts previously reported and, therefore, retain the original grant-date fair values of the underlying awards, continue to attribute cost over the awards' service-vesting periods and do not include estimates of pre-vesting forfeitures.

                                                                                  2005               2004
                                                                           ------------------- -----------------
                                                                                        (In Millions)
       Net earnings as reported..........................................   $     1,073.8      $       929.9
       Less:  Total stock-based employee compensation expense
          determined under fair value method, net of income tax benefit..           (23.2)             (21.4)
                                                                           -----------------   -----------------
       Pro Forma Net Earnings............................................   $     1,050.6      $       908.5
                                                                           =================   =================

        For the purpose of estimating the fair value of employee stock option awards granted on or after January 1, 2006, the Company continues to apply the Black-Scholes-Merton formula and the same methodologies for developing the input assumptions as previously had been used to prepare the pro forma disclosures required by SFAS No. 123. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2006, 2005 and 2004, respectively. For employee stock options with graded vesting terms and service conditions granted on or after January 1, 2006, the Company elected under SFAS No. 123(R) to retain its practice of valuing these as singular awards and to change to the graded-vesting method of attribution, whereby the cost is recognized separately over the requisite service period for each individual one-third of the options vesting on the second, third and fourth anniversaries of the grant date.

                                     AXA Ordinary                                 AllianceBernstein
                                        Shares              AXA ADRs                Holding Units
                                  ------------------- --------------------  -----------------------------
                                     2006     2005       2005      2004        2006      2005      2004
                                   -------- --------- ---------- ---------  --------- ---------- --------
       Dividend yield............   3.48%    3.15%      3.01%      2.24%         6%       6.2%      3.5%

       Expected volatility.......     28%      25%        25%        43%        31%        31%       32%

       Risk-free interest rate...   3.77%    3.09%      4.27%      2.86%       4.9%       3.7%      4.0%

       Expected life in years....    5.0      5.0        5.0        5.0        6.5        3.0       5.0

       Weighted average fair
         value per option at
         grant date..............  $7.45    $4.30      $4.85      $6.94     $12.35      $7.04     $8.00

        As of December 31, 2006, approximately $19.0 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.8 years.

        Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries, including AXA Equitable. Generally, all outstanding restricted AXA ADR grants have a 7-year vesting schedule with potential accelerated vesting based on performance. Under The Equity Plan for Directors ("the Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds. For 2006, 2005 and 2004 AXA Financial Group recognized compensation costs of $5.6 million, under SFAS No. 123(R) and $10.1 million and $9.5 million, respectively, under APB No. 25 for awards outstanding under these plans. Consistent with existing practice of the Company prior to adoption of SFAS No. 123(R), grant-date fair value continues to be measured by the closing price of the shares awarded and the result generally is attributed over the shorter of the performance period, the requisite service period, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award.

        At December 31, 2006, approximately 60,692 restricted AllianceBernstein Holding Units outstanding under the Century Club Plan remain unvested. At December 31, 2006, approximately $2.1 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 1.6 years. Restricted AXA ADRs vested in 2006, 2005 and 2004 had aggregate vesting-date fair values of approximately $13.5 million, $19.2 million and $12.7 million, respectively. In 2005 244,790 restricted AXA ADRs were granted having an aggregate grant-date fair value of $6.6 million. The following table summarizes unvested restricted AXA ADR activity for 2006.

                                                                                                       WEIGHTED
                                                                                  SHARES OF            AVERAGE
                                                                                  RESTRICTED          GRANT DATE
                                                                                    STOCK             FAIR VALUE
                                                                                --------------     ---------------

      Unvested as of January 1, 2006..........................................       867,387        $        19.94
      Granted.................................................................        78,865        $        35.16
      Vested..................................................................       381,836        $        16.98
      Forfeited...............................................................        50,381
                                                                                --------------
      Unvested as of December 31, 2006........................................       514,035        $        23.91
                                                                                ==============

        On March 31, 2006, under the terms of the AXA Performance Unit Plan 2006, the AXA Management Board awarded 722,854 unearned performance units to employees of AXA Financial subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2006 plan cliff-vest on the second anniversary of their date of award. When fully-vested, the performance units earned will be settled in cash, or in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. For 2006 awards, the price used to value the performance units at settlement will be the average opening price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 28, 2008.

        For 2006, 2005 and 2004 the Company recognized compensation costs of $25.9 million, under SFAS No. 123(R) and $7.2 million and $.7 million, respectively, under APB No. 25 for performance units earned to date. Substantially similar to existing practice of the Company prior to adoption of SFAS No. 123(R), the change in fair value of these awards in 2006 was measured by the closing price of the underlying the Company ordinary shares or AXA ADRs and adjustment was made to reflect the impact of expected and actual pre-vesting forfeitures. In addition, similar to adoption of SFAS No. 123(R) for employee stock option awards, the cost of performance units awarded on or after January 1, 2006, such as those granted March 31, 2006, were attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2006 and 2005 was $45.8 million and $9.1 million, respectively, including incremental awards earned under the 2005 and 2004 plans from having exceeded the targeted performance criteria established in those years by 14.6% and 11.1%, respectively. Approximately 720,691 outstanding performance units are at risk to achievement of 2006 performance criteria, including approximately 50% of the award granted on March 31, 2006.

        Following completion of the merger of AXA Merger Corp. with and into AXA Financial in January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $6.1 million, $28.9 million and $14.2 million for 2006, 2005 and 2004, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs. The value of these tandem SARs/NSOs at December 31 2006 and 2005 was $24.9 million and $57.5 million, respectively. At December 31, 2006, 1.6 million tandem SARs/NSOs were outstanding, having weighted average remaining expected and contractual terms of 1.11 and 2.22 years, respectively, and for which the SARs component had maximum value of $24.9 million. During 2006, 2005 and 2004, respectively, approximately
        2.8 million, .7 million and zero million of these awards were exercised at an aggregate cash-settlement value of $41.2 million $7.5 million and zero million.

        On March 31, 2006, 59,644 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over
        29.22 Euros as of the date of exercise. Similar to the SARs component of the tandem SARs/NSOs, awards remaining unexercised at expiry of their 10-year contractual term will be automatically exercised on the expiration date. At December 31, 2006, .2 million SARs were outstanding, having weighted average remaining contractual term of 6.03 years. The accrued value of SARs at December 31, 2006 and 2005 was $2.9 million and $1.0 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2006, the Company recorded compensation expense for SARs of $1.9 million, under SFAS No. 123(R), reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards. For 2005 and 2004, the Company recorded compensation expense of $.6 million and $.03 million, respectively, under APB No. 25 reflecting the impact in those periods of the change in the market price of the underlying AXA ordinary share or AXA ADR on the value of the outstanding SARs.

        In fourth quarter 2006, eligible employees of AXA Financial's subsidiaries participated in AXA's global offering to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2006. Similar to the AXA Shareplan programs previously offered in 2001 through 2005, the plan offered two investment alternatives that, with limited exceptions, restrict the sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 15.21% formula discounted price on a leveraged basis with a guaranteed return of initial investment plus 75.0% of any appreciation in the value of the total shares purchased. Under SFAS No. 123(R), AXA Equitable recognized compensation expense of $22.1 million in connection with AXA Shareplan 2006, representing the aggregate discount provided to participants for their purchase of AXA stock, as adjusted for the post-vesting, five-year holding period. No compensation expense was recorded in 2006, 2005 and 2004, respectively, in connection with shares subscribed under previous years' AXA Shareplan offerings. Participants in AXA Shareplans 2005 and 2004 primarily invested under Investment Option B for the purchase of approximately 5.7 million and
        6.8 million AXA ordinary shares, respectively. The discounted pricing offered to participants in those programs for the purchase of AXA ordinary shares under Investment Option B was 17.5% and 20%, respectively, and the appreciation percentage was 86.1% and 79.0%, respectively.

        Under SFAS No. 123(R), the Company recognized compensation expense for payroll deductions authorized and applied in 2006 under the terms of the AXA Financial, Inc. Qualified Stock Purchase Plan to purchase AXA ADRs of 182,225, at an aggregate discount of $1.1 million, representing a discount of 15% from the closing market value of the AXA ADR at the purchase dates defined in the annual offering document (generally the last trading day of each month). Prior to adoption of SFAS No. 123(R), no compensation expense was recorded in connection with this plan. Under the terms of the AXA Financial, Inc. Non-Qualified Stock Purchase Plan, total AXA ADRs of 340,083, 381,302 and 407,715 were purchased during 2006, 2005 and 2004, respectively, including those purchased with employer matching contributions for which AXA Financial Group recorded compensation expense of $1.6 million, $1.3 million and $1.2 million in 2006, 2005 and 2004, respectively.

14)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Fixed maturities...................................   $    1,848.6       $    1,870.0        $   1,880.0
       Mortgage loans on real estate......................          245.9              238.2              249.6
       Equity real estate.................................          114.9              125.3              124.2
       Other equity investments...........................          181.2              155.2              162.1
       Policy loans.......................................          249.8              248.8              251.0
       Short-term investments.............................           55.2               25.1               19.1
       Derivative investments.............................         (302.4)             (85.5)             (88.0)
       Broker-dealer related receivables..................          226.5              124.8               45.5
       Trading securities.................................           53.4               28.6               14.5
       Other investment income............................           43.9               16.2               28.9
                                                            -----------------  -----------------   -----------------

         Gross investment income..........................        2,717.0            2,746.7            2,686.9

       Investment expenses................................         (132.2)            (159.0)            (153.3)
       Interest expenses..................................         (187.8)             (95.9)             (32.8)
                                                            -----------------  -----------------   -----------------

       Net Investment Income..............................   $    2,397.0       $    2,491.8        $   2,500.8
                                                            =================  =================   =================

        For 2006, 2005 and 2004, respectively, investment results on derivative positions, which were included in net investment income, included gross gains of $155.5 million, $84.2 million and $26.2 million and gross losses of $457.9 million, $169.7 million and $114.2 million. For 2006 and 2005, respectively, net unrealized losses of $15.2 million and $3.7 million were recognized from floor contracts. For 2006 and 2005, net realized gains (losses) of $(249.5) million and $(140.9) million and net unrealized gains (losses) of $(37.7) million and 59.2 million were recognized from futures contracts utilized in the GMDB and GMIB programs.

        Investment gains (losses), net by including changes in the valuation allowances, follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Fixed maturities...................................   $       (11.5)     $        11.1       $       26.3
       Mortgage loans on real estate......................              .2               (2.2)                .2
       Equity real estate.................................             8.8                3.9               11.6
       Other equity investments...........................            20.1               30.7               24.4
       Other(1)...........................................            29.3               11.9                2.5
                                                            -----------------  -----------------   -----------------
       Investment Gains (Losses), Net.....................   $        46.9      $        55.4       $       65.0
                                                            =================  =================   =================

        (1) In 2006, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of this transaction, the company recorded a non-cash $29.7 million realized gain.

        Writedowns of fixed maturities amounted to $27.4 million, $31.2 million and $36.4 million for 2006, 2005 and 2004, respectively. Writedowns of mortgage loans on real estate were $.4 million for 2006, $1.7 million, for 2005 and $10.1 million for 2004. There were no writedown on equity real estate for 2006, 2005 and 2004, respectively.

        For 2006, 2005 and 2004, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $1,281.9 million, $2,220.0 million and $2,908.3 million. Gross gains of $33.9 million, $53.2 million and $47.7 million and gross losses of $24.5 million, $31.1 million and $9.7 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2006, 2005 and 2004 amounted to $(416.7) million, $(1,004.8) million and $0.8 million, respectively.

        For 2006, 2005 and 2004, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $57.8 million, $68.6 million and $70.4 million, respectively.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits. The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Balance, beginning of year.........................   $       432.3      $       874.1       $      892.8
       Changes in unrealized investment gains (losses)....          (431.4)          (1,008.1)             (12.8)
       Changes in unrealized investment (gains) losses
         attributable to:
           Participating group annuity contracts,
              Closed Block policyholder dividend
              obligation and other........................            90.9              186.3               (1.5)
           DAC............................................            85.8              146.2               (2.5)
           Deferred income taxes..........................           104.6              233.8               (1.9)
                                                            -----------------  -----------------   -----------------
       Balance, End of Year...............................   $       282.2      $       432.3       $      874.1
                                                            =================  =================   =================
       Balance, end of year comprises:
         Unrealized investment gains (losses) on:
           Fixed maturities...............................   $       535.4      $       966.5       $    2,003.2
           Other equity investments.......................             1.4                1.7                1.2
           Other..........................................             -                  -                (28.1)
                                                            -----------------  ------------------- -----------------
             Subtotal.....................................           536.8              968.2            1,976.3
         Amounts of unrealized investment (gains) losses
           attributable to:
             Participating group annuity contracts,
               Closed Block policyholder dividend
               obligation and other.......................             1.4              (89.4)            (275.7)
             DAC..........................................          (110.4)            (196.0)            (342.2)
             Deferred income taxes........................          (145.6)            (250.5)            (484.3)
                                                            -----------------  ------------------- -----------------
       Total..............................................   $       282.2      $       432.3       $      874.1
                                                            =================  =================== =================


15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)
       Income tax expense:
         Current expense .................................   $       438.6      $       237.5       $      359.0
         Deferred expense.................................           (11.3)             281.7               37.9
                                                            -----------------  -----------------   -----------------
       Total..............................................   $       427.3      $       519.2       $      396.9
                                                            =================  =================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Expected income tax expense........................   $       727.9      $       715.5       $      586.5
       Minority interest..................................          (224.1)            (175.9)            (134.7)
       Separate Account investment activity...............           (45.4)             (87.2)             (63.3)
       Non-taxable investment income......................           (23.1)             (19.7)             (22.6)
       Adjustment of tax audit reserves...................           (86.2)              11.1                7.7
       Non-deductible goodwill and other
           intangible assets..............................             5.0                2.8                2.7
       State income taxes.................................            38.0               28.3                3.3
       AllianceBernstein income and foreign taxes.........            32.9               41.4               24.3
       Other..............................................             2.3                2.9               (7.0)
                                                            -----------------  -----------------   -----------------
       Income Tax Expense.................................   $       427.3      $       519.2       $      396.9
                                                            =================  =================   =================

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2006                  December 31, 2005
                                                --------------------------------   ---------------------------------
                                                    ASSETS        LIABILITIES          Assets         Liabilities
                                                ---------------  ---------------   ---------------  ----------------
                                                                           (IN MILLIONS)

       Compensation and related benefits......   $      54.6      $        -        $       -        $      285.3
       Reserves and reinsurance...............       1,160.3               -              929.2               -
       DAC and VOBA...........................           -             2,433.5              -             2,200.6
       Unrealized investment gains............           -               129.8              -               250.7
       Investments............................           -               865.7              -               813.5
       Other..................................          13.2               -              107.2               -
                                                ---------------  ---------------   ---------------  ----------------
       Total..................................   $   1,228.1      $    3,429.0      $   1,036.4      $    3,550.1
                                                ===============  ===============   ===============  ================

        The Company recognized a net tax benefit in third quarter 2006 of $117.7 million. This benefit was related to the settlement of an IRS audit of the 1997-2001 tax years, partially offset by additional tax reserves established for subsequent tax periods. Of the net tax benefit of $117.7 million, $111.9 million related to the continuing operations and $5.8 million to the discontinued Wind-up Annuities. In 2005, the Internal Revenue Service ("IRS") began an examination of the Company's 2002 and 2003 returns. Management believes this audit will have no material adverse effect on the Company's consolidated results of operations or financial position.

 16)    DISCONTINUED OPERATIONS

        The Company's discontinued operations include Wind-up Annuities, equity real estate held-for-sale and Enterprise. The following table reconciles the Earnings (losses) from discontinued operations, net of income taxes and (Losses) gains on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years ended December 31, 2006:

                                                                          2006          2005           2004
                                                                      -------------  ------------  ------------
                                                                                    (IN MILLIONS)
       EARNINGS FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................  $      30.2    $      15.2   $     7.9
       Real estate held-for-sale.....................................         (4.0)            .6          .4
       Disposal of business - Enterprise.............................           -             (.1)       (1.5)
                                                                      -------------  ------------  ------------
       Total.........................................................  $      26.2    $      15.7   $     6.8
                                                                      =============  ============  ============

       (LOSSES) GAINS ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................  $       -      $       -     $    31.1
       Disposal of business - Enterprise.............................         (1.9)           -            -
                                                                      -------------  ------------  ------------
       Total.........................................................  $      (1.9)   $       -     $    31.1
                                                                      =============  ============  ============


        Disposal of Businesses
        ----------------------

        In October 2006, AXA Financial and its subsidiaries, AXA Equitable, Enterprise Capital Management, Inc. ("Enterprise Capital") and Enterprise Fund Distributors, Inc., ("EFD") entered into an agreement contemplating the transfer to Goldman Sachs Asset Management L.P. ("GSAM") of assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multimanager Funds Trust, AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and the reorganization of such funds to corresponding mutual funds managed by GSAM. These 27 funds have approximately $4.2 billion in assets under management as of December 31, 2006. The reorganization of the 27 funds is subject to regulatory and fund shareholder approvals and is expected to close in the second quarter of 2007. Of the remaining four funds not included in the GSAM reorganization, which together have approximately $700 million in assets under management as of December 31, 2006, one fund is being liquidated and AXA Financial is considering possible alternatives for the dispositions of the other three funds, which alternatives include a possible transaction with another investment advisor or liquidation. Proceeds from the transaction with GSAM are dependant upon assets under management at the time of the reorganization. A permanent impairment writedown of $4.1 million pre-tax ($2.7 million post-tax) on the AXA Enterprise Funds investment management contracts intangible asset and $3.0 million pre-tax of costs ($1.9 million post-tax) to sell were recorded by the Company in 2006. As a result of management's disposition plan, AXA Enterprise Funds advisory contracts are now reported in Discontinued Operations. At December 31, 2006, assets and liabilities related to these contracts of $26.5 million and $9.3 million were included in Other assets and Other liabilities, respectively.

        The gross carrying amount of Enterprise related intangible asset was $26.5 million at December 31, 2006, and the accumulated amortization of this intangible asset was $4.1 million. Amortization expense related to the Enterprise intangible asset totaled $4.1 million for 2006.

        Wind-up Annuities
        -----------------

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, which were sold to corporate sponsors of terminated qualified defined benefit plans, for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2006 is adequate to provide for all future losses; however, the determination of the allowance involves numerous estimates and subjective judgments regarding the expected performance of invested assets held by Wind-up Annuities ("Discontinued Operations Investment Assets"). There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of Wind-up Annuities differ from management's current estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in Wind-up Annuities. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss allowance are likely to result.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                   2006                  2005
                                                                              ----------------     -----------------
                                                                                          (IN MILLIONS)
       BALANCE SHEETS
       Fixed maturities, available for sale, at estimated fair value
         (amortized cost of $752.7 and $796.9)..............................   $      764.8         $      823.5
       Equity real estate...................................................          169.5                197.5
       Mortgage loans on real estate........................................            2.9                  6.7
       Other invested assets................................................            2.6                  3.2
                                                                              ----------------     -----------------
         Total investments..................................................          939.8              1,030.9
       Cash and cash equivalents............................................             .1                  -
       Other assets.........................................................           13.7                 13.6
                                                                              ----------------     -----------------
       Total Assets.........................................................   $      953.6         $    1,044.5
                                                                              ================     =================

       Policyholders liabilities............................................   $      788.2         $      817.2
       Allowance for future losses..........................................            1.0                 60.1
       Other liabilities....................................................          164.4                167.2
                                                                              ----------------     -----------------
       Total Liabilities....................................................   $      953.6         $    1,044.5
                                                                              ================     =================

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)
       STATEMENTS OF EARNINGS
       Investment income (net of investment
         expenses of $19.0, $18.4 and $17.2)..............   $        71.3      $        70.0       $       68.5
       Investment gains (losses), net.....................             6.0                (.3)               3.6
                                                                -------------      -------------      --------------
       Total revenues.....................................            77.3               69.7               72.1
                                                                -------------      -------------      --------------

       Benefits and other deductions......................            84.7               87.1               99.4
       (Losses charged) to allowance
         for future losses................................            (7.4)             (17.4)             (27.3)
                                                            -----------------  -----------------   -----------------
       Pre-tax loss from operations.......................             -                  -                  -
       Pre-tax earnings from releasing the allowance
         for future losses................................            37.1               23.2               12.0
       Income tax expense.................................            (6.9)              (8.0)              (4.1)
                                                            -----------------  -----------------   -----------------
       Earnings from Wind-up Annuities....................   $        30.2      $        15.2       $        7.9
                                                            =================  =================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of Wind-up Annuities against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented above.

        During 2004, Wind-up Annuities' average recorded investment in impaired mortgage loans was $8.4 million; and interest income recognized on these impaired mortgage loans totaled $1.0 million. There were no related amounts reported in 2006 and 2005.

        Income tax expense for Wind-up Annuities in 2006 included a $5.8 million tax benefit in connection with the settlement of an IRS audit of the 1997-2001 tax years.

        Real Estate Held-For-Sale
        -------------------------

        In 2006, one real estate property with a total book value of $34.3 million that had been previously reported in equity real estate was reclassified as real estate held-for-sale. Prior periods have been restated to reflect these properties as discontinued operations. At December 31, 2006 and 2005, equity real estate held-for-sale was $32.2 million and $42.1 million, respectively, and was included in Other assets.

17)     ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Unrealized gains on investments....................   $       282.2      $       432.3       $      874.1
       Defined benefit pensions plans.....................          (449.5)               -                  -
                                                            -----------------  -----------------   -----------------
       Total Accumulated Other
         Comprehensive (Loss) Income......................   $      (167.3)     $       432.3       $      874.1
                                                            =================  =================   =================

        The components of other comprehensive loss for the past three years follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Net unrealized (losses) gains on investments:
         Net unrealized (losses) gains arising during
           the period.....................................   $      (416.6)     $      (966.2)      $       69.4
         Losses reclassified into net earnings
           during the period..............................           (14.8)             (41.9)             (82.2)
                                                            -----------------  -----------------   -----------------
       Net unrealized (losses) gains on investments.......          (431.4)          (1,008.1)             (12.8)
       Adjustments for policyholders liabilities,
           DAC and deferred income taxes..................           281.3              566.3               (5.9)
                                                            -----------------  -----------------   -----------------

       Change in unrealized losses, net of
           adjustments....................................          (150.1)            (441.8)             (18.7)
                                                            -----------------  -----------------   -----------------
       Total Other Comprehensive Loss.....................   $      (150.1)     $      (441.8)      $      (18.7)
                                                            =================  =================   =================

18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2006, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were $248.3 million for 2007, zero for 2008-2011 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2007 and the four successive years are $178.6 million, $175.0 million, $162.3 million, $156.7 million, $149.5 million and $1,500.3 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2007 and the four successive years is $6.0 million, $5.2 million, $5.0 million, $5.0 million, $4.8 million and $16.4 million thereafter.

        At December 31, 2006, the minimum future rental income on non-cancelable operating leases for wholly owned investments in real estate for 2007 and the four successive years is $106.7 million, $116.0 million, $114.8 million, $114.7 million, $114.9 million and $896.1 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2007 and the four successive years are $.3 million, $.3 million, $.2 million, and zero for the following two years.

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2006, these arrangements included commitments by the Company to provide equity financing of $618.3 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $63.8 million of undrawn letters of credit related to reinsurance at December 31, 2006. AXA Equitable had $46.3 million in commitments under existing mortgage loan agreements at December 31, 2006. In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCB LLC incurred in the ordinary course of its business in the event SCB LLC is unable to meet these obligations. At December 31, 2006, AllianceBerstein was not required to perform under the agreement and had no liability outstanding in connection with the agreement.

19)     LITIGATION

        A putative class action entitled STEFANIE HIRT, ET AL. V. THE EQUITABLE RETIREMENT PLAN FOR EMPLOYEES, MANAGERS AND AGENTS, ET AL. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula". The complaint challenged the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs alleged that the change to the cash balance formula violated ERISA by reducing the rate of accruals based on age, failed to comply with ERISA's notice requirements and improperly applied the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violated ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. In April 2002, plaintiffs filed a motion seeking to certify a class of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula". Also in April 2002, plaintiffs agreed to dismiss with prejudice their claim that the change to the cash balance formula violated ERISA by improperly applying the formula to retroactively reduce accrued benefits. That claim was dismissed. In March 2003, plaintiffs filed an amended complaint elaborating on the remaining claims in the original complaint and adding additional class and individual claims alleging that the adoption and announcement of the cash balance formula and the subsequent announcement of changes in the application of the cash balance formula failed to comply with ERISA. By order dated May 2003, the District Court, as requested by the parties, certified the case as a class action, including a sub-class of all current and former Plan participants, whether active, inactive or retired, their beneficiaries or estates, who were subject to a 1991 change in application of the cash balance formula. In September 2006, the district court granted summary judgment in favor of the defendants. The court ruled that (a) the cash balance provisions of the Equitable Plan do not violate the age discrimination provisions of ERISA, (b) while the notice of plan changes provided to participants in 1990 was not adequate, the notice of plan changes provided to participants in 1992 satisfied the ERISA notice requirements regarding delivery and content, and (c) the claims of the named plaintiffs are barred by statute of limitations. The Court found that other individual class members were not precluded from asserting claims for additional benefit accruals from January 1991 through January 1993 to the extent that such individuals could show that the statute of limitations did not bar their claims. In October 2006, plaintiffs filed a notice of appeal. Defendants have cross-appealed.

        In April 2004, a purported nationwide class action lawsuit was filed in the Circuit Court for Madison County, Illinois entitled MATTHEW WIGGENHORN V. EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. The lawsuit alleges that AXA Equitable uses stale prices for the foreign securities within the investment divisions of its variable insurance products. The complaint further alleges that AXA Equitable's use of stale pricing diluted the returns of the purported class. The complaint also alleges that AXA Equitable breached its fiduciary duty to the class by allowing market timing in general within AXA Equitable's variable insurance products, thereby diluting the returns of the class. In June 2005, this case was transferred by the Judicial Panel on Multidistrict Litigation to the U.S. District Court in Maryland, where other market-timing related litigation is pending. In June 2005, plaintiff filed an amended complaint. In July 2005, AXA Equitable filed a motion to dismiss the amended complaint. In June 2006, AXA Equitable's motion to dismiss the amended complaint was granted. The plaintiff filed a notice of appeal in June 2006.

        In June 2006, AXA Equitable received a demand for arbitration from Centre Life Insurance Company ("Centre Life") seeking to rescind the 100% quota share reinsurance agreement, effective July 1, 2000 between Centre Life and AXA Equitable, under which Centre Life reinsures portions of AXA Equitable's individual disability income insurance business. The arbitration demand alleges that AXA Equitable provided Centre Life with inaccurate and incomplete data upon which Centre Life relied in order to establish the reinsurance premium paid by AXA Equitable as consideration in the transaction. The demand alternatively seeks damages for the increase in reserves Centre Life alleges it was caused to record as a result of the difference in the data it originally relied upon and its present assessment of the data. The demand further alleges that Centre Life has paid expenses relating to the business in excess of its liability under the reinsurance agreement. Discovery is ongoing.

        Beginning with the first action commenced in July 2006, there are two putative class actions pending in Federal court, MEOLA V. AXA ADVISORS, ET AL., in the District Court for the Northern District of California and BOLEA V. AXA ADVISORS, LLC, ET. AL., in the District Court for the Western District of Pennsylvania, against AXA Equitable, alleging certain wage and hour violations. Each of the cases seek substantially the same relief under essentially the same theories of recovery (i.e., violation of the Fair Labor Standards Act ("FLSA") for failure to pay minimum wage and overtime and violation of similar provisions under state labor laws in the respective states). Plaintiffs in MEOLA and BOLEA seek certification of nationwide collection action under the FLSA, and certification of statewide class actions under the respective California and Pennsylvania state labor laws covering all "securities brokers" from 2002 to 2006. In addition, plaintiffs seek compensatory damages, restitution of all wages improperly withheld or deducted, punitive damages, penalties, and attorneys' fees. In January 2007, AXA Equitable filed an answer in MEOLA.

        ALLIANCEBERNSTEIN LITIGATION

        In April 2002, a consolidated complaint entitled IN RE ENRON CORPORATION SECURITIES LITIGATION ("Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including AllianceBernstein, alleging that AllianceBernstein violated Sections 11 and 15 of the Securities Act of 1933, as amended ("Securities Act"), with respect to a registration statement filed by Enron Corp. In January 2007, the Court issued a final judgment dismissing the Enron Complaint as the allegations therein pertained to AllianceBernstein. The parties have agreed that there will be no appeal.

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled HINDO, ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the U.S. Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with AllianceBernstein, including recovery of all fees paid to AllianceBernstein pursuant to such contracts.

        Since October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. All state court actions against AllianceBernstein either were voluntarily dismissed or removed to Federal court.

        In February 2004, the Judicial Panel on Multidistrict Litigation ("MDL Panel") transferred all Federal actions to the United States District Court for the District of Maryland ("Mutual Fund MDL"). All of the actions removed to the Federal court also were transferred to the Mutual Fund MDL. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein. All four complaints included substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Assurance of Discontinuance ("NYAG AoD").

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount was disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

        In April 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, and various other unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. In October 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. In August 2005, the WV Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing ("Summary Order") addressed to AllianceBernstein and AllianceBernstein Holding. The Summary Order claims that AllianceBernstein and AllianceBernstein Holding violated the West Virginia Uniform Securities Act and makes factual allegations generally similar to those in the SEC Order and NYAG AoD. In September 2006, AllianceBernstein and AllianceBernstein Holding filed an answer and moved to dismiss the Summary Order with the WV Securities Commission.

        Revenue Sharing-Related Matters

        In June 2004, a purported class action complaint entitled AUCOIN, ET AL.
        V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, AllianceBernstein Investments, Inc., certain current and former directors of the U.S. Funds, and unnamed Doe defendants. The Aucoin Complaint names the U.S. Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of the AllianceBernstein Growth & Income Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from U.S. Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with AllianceBernstein, including recovery of all fees paid to AllianceBernstein pursuant to such contracts, an accounting of all U.S. Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

        In February 2005, plaintiffs filed a consolidated amended class action complaint (the "Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional subsequently filed lawsuits. In October 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. In January 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining claim under Section 36(b) of the Investment Company Act. In May 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. In July 2006, plaintiffs filed a notice of appeal, which was subsequently withdrawn subject to plaintiffs right to reinstate it at a later date.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $649.6 million during 2007. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2006, 2005 and 2004, the Insurance Group statutory net income totaled $532.3 million, $780.4 million and $571.4 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $7,907.5 million and $6,241.7 million at December 31, 2006 and 2005, respectively. In 2006, 2005 and 2004, respectively, AXA Equitable paid shareholder dividends of $600.0 million, $500.0 million and $500.0 million.

        At December 31, 2006, the Insurance Group, in accordance with various government and state regulations, had $32.2 million of securities deposited with such government or state agencies.

        At December 31, 2006 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the State of New York Insurance Department ("NYID") and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2006.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, income taxes are provided on the basis of amounts currently payable with provisions made for deferred amounts that reverse within one year while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and

        AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and equity on a GAAP basis.

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Net change in statutory surplus and
         capital stock....................................   $     1,386.5      $       779.6       $      196.8
       Change in AVR......................................           279.3              260.6              528.1
                                                            -----------------  -----------------   -----------------
       Net change in statutory surplus, capital stock
         and AVR..........................................         1,665.8            1,040.2              724.9
       Adjustments:
         Future policy benefits and policyholders'
           account balances...............................          (126.0)             (51.9)            (398.8)
         DAC..............................................           674.1              598.0              529.2
         Deferred income taxes............................           517.3              227.6              122.5
         Valuation of investments.........................             2.6               40.0               10.1
         Valuation of investment subsidiary...............        (2,122.7)          (1,278.3)            (460.3)
         Change in fair value of guaranteed minimum
           income benefit reinsurance contracts...........           (14.8)              42.6               61.0
         Shareholder dividends paid......................            600.0              500.0              500.0
         Changes in non-admitted assets...................           (57.4)                .5              (74.7)
         Other, net.......................................           (90.9)             (75.8)             (98.9)
         GAAP adjustments for Wind-up Annuities ..........            28.8               30.9               14.9
                                                            -----------------  -----------------   -----------------
          Consolidated Net Earnings ......................   $     1,076.8      $     1,073.8       $      929.9
                                                            =================  =================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2006               2005                2004
                                                            -----------------  -----------------   ------------------
                                                                                 (IN MILLIONS)
       Statutory surplus and capital stock................   $     6,497.6      $     5,111.1       $    4,331.5
       AVR................................................         1,409.9            1,130.6              870.0
                                                            -----------------  -----------------   ------------------
       Statutory surplus, capital stock and AVR...........         7,907.5            6,241.7            5,201.5
       Adjustments:
         Future policy benefits and policyholders'
           account balances...............................        (1,926.0)          (1,934.0)          (1,882.1)
         DAC..............................................         8,316.5            7,557.3            6,813.9
         Deferred income taxes............................          (627.1)          (1,294.6)          (1,770.4)
         Valuation of investments.........................           867.9            1,281.6            2,237.6
         Valuation of investment subsidiary...............        (5,374.3)          (3,251.6)          (1,973.3)
         Fair value of guaranteed minimum income
           benefit reinsurance contracts..................           117.8              132.6               90.0
         Non-admitted assets..............................           994.5            1,056.0            1,055.5
         Issuance of surplus notes........................          (524.8)            (524.8)            (599.7)
         Adjustment to initially apply SFAS No.158,
           net of income taxes............................          (449.5)               -                  -
         Other, net.......................................           239.8              258.3              147.9
         GAAP adjustments for Wind-up Annuities ..........           (59.9)             (80.6)             (96.4)
                                                            -----------------  -----------------   ------------------
       Consolidated Shareholder's Equity..................   $     9,482.4      $     9,441.9       $    9,224.5
                                                            =================  =================   ==================

21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2006               2005               2004
                                                            -----------------  -----------------  ------------------
                                                                                 (IN MILLIONS)
       SEGMENT REVENUES:
       Insurance..........................................   $     5,974.7      $      5,764.1     $     5,447.7
       Investment Management (1)..........................         4,002.7             3,265.0           3,060.0
       Consolidation/elimination..........................           (90.0)              (84.7)            (82.8)
                                                            -----------------  -----------------  ------------------
       Total Revenues.....................................   $     9,887.4      $      8,944.4     $     8,424.9
                                                            =================  =================  ==================

       (1) Intersegment investment advisory and other fees of approximately $120.8 million, $123.7 million and $118.4 million for 2006, 2005 and 2004, respectively, are included in total revenues of the Investment Management segment.

       SEGMENT EARNINGS FROM CONTINUING OPERATIONS
          BEFORE INCOME TAXES AND MINORITY INTEREST:
       Insurance..........................................   $       889.7      $      1,120.0     $       947.9
       Investment Management..............................         1,190.0               924.2             728.8
       Consolidation/elimination..........................             -                   -                 (.9)
                                                            -----------------  -----------------  ------------------
       Total Earnings from Continuing Operations
          before Income Taxes and Minority Interest.......   $     2,079.7      $      2,044.2     $     1,675.8
                                                            =================  =================  ==================

                                                                       DECEMBER 31,
                                                            ------------------------------------
                                                                  2006               2005
                                                            -----------------  -----------------
                                                                      (In Millions)
       SEGMENT ASSETS:
       Insurance..........................................   $   133,047.0      $    118,825.8
       Investment Management..............................        16,239.4            15,161.4
       Consolidation/elimination..........................             (.3)                2.0
                                                            -----------------  -----------------
       Total Assets.......................................   $   149,286.1      $    133,989.2
                                                            =================  =================

        In accordance with SEC regulations, securities with a fair value of $1.86 billion and $1.72 billion have been segregated in a special reserve bank custody account at December 31, 2006 and 2005, respectively for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2006 and 2005 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)

       2006
       ----
       Total Revenues................   $     2,244.5      $     2,609.6       $    2,415.3         $    2,618.0
                                       =================  =================   ==================   ==================
       Earnings from Continuing
         Operations..................   $       234.4      $       316.7       $      282.0         $      219.4
                                       =================  =================   ==================   ==================
       Net Earnings..................   $       235.2      $       314.2       $      308.6         $      218.8
                                       =================  =================   ==================   ==================
       2005
       ----
       Total Revenues................   $     2,212.6      $     2,223.1       $    2,149.5         $    2,359.2
                                       =================  =================   ==================   ==================
       Earnings from
         Continuing Operations.......   $       265.5      $       278.3       $      281.6         $      232.7
                                       =================  =================   ==================   ==================
       Net Earnings..................   $       265.0      $       278.6       $      296.8         $      233.4
                                       =================  =================   ==================   ==================